EXHIBIT 10.1

EXECUTION VERSION

CREDIT AGREEMENT
among
RESOLUTE FOREST PRODUCTS INC.,
as Company,
Certain of the Company’s subsidiaries from time to time party hereto as Borrowers and Guarantors,
VARIOUS LENDERS,
AMERICAN AGCREDIT, PCA,
as Administrative Agent and Collateral Agent,
_______________________________________
Dated as of September 7, 2016,
AMERICAN AGCREDIT, PCA,
as Sole Lead Arranger and Sole Bookrunner

TABLE OF CONTENTS
Page
SECTION 1DEFINITIONS AND ACCOUNTING TERMS      1
1.01.Defined Terms    1
1.02.Terms Generally    31
SECTION 2AMOUNT AND TERMS OF CREDIT     31
2.01.Commitments    31
2.02.Loans    32
2.03.Borrowing Procedure    33
2.04.Evidence of Debt; Repayment of Loans    34
2.05.Fees    34
2.06.Interest on Loans    35
2.07.Termination and Reduction of Commitments    36
2.08.Interest Elections    36
2.09.Optional and Mandatory Prepayments of Loans    37
2.10.Payments Generally; Pro Rata Treatment; Sharing of Setoffs    39
2.11.Defaulting Lenders    41
2.12.[Reserved]    41
2.13.Commitment Increases    41
2.14.Subsidiary Borrowers    44
SECTION 3YIELD PROTECTION, ILLEGALITY AND REPLACEMENT OF LENDERS    44
3.01.Increased Costs, Illegality, etc    45
3.02.Compensation    47
3.03.Change of Lending Office    48
3.04.Replacement of Lenders    48
SECTION 4[RESERVED]    49
SECTION 5TAXES    49
5.01.Net Payments    49
SECTION 6CONDITIONS PRECEDENT TO CREDIT EXTENSIONS ON THE CLOSING
DATE    51
6.01.Closing Date; Credit Documents    51
6.02.Officer’s Certificate    51
6.03.Opinions of Counsel    51
6.04.Corporate Documents; Proceedings, etc    51
6.05.Solvency Certificate    52
6.06.Collateral Cooperation Agreement    52
6.07.Material Adverse Effect    52
6.08.Fees, etc    52
6.09.Mortgages and Mortgaged Property Support Documents    52
6.10.[Reserved]    52
6.11.Financial Statements    52
6.12.Patriot Act    52
6.13.Insurance    53

Page

6.14.Appraisal    53
6.15.Estoppel Agreement    53
6.16.Farm Credit Equities    53
SECTION 7CONDITIONS PRECEDENT TO ALL CREDIT EXTENSIONS    53
7.01.Notice of Borrowing    53
7.02.No Default    53
7.03.Representations and Warranties    53
SECTION 8REPRESENTATIONS, WARRANTIES AND AGREEMENTS    53
8.01.Organizational Status    54
8.02.Power and Authority    54
8.03.No Violation    54
8.04.Approvals    54
8.05.Financial Statements; Financial Condition; Projections    55
8.06.Litigation    55
8.07.True and Complete Disclosure    55
8.08.Use of Proceeds; Margin Regulations    55
8.09.Tax Returns and Payments    56
8.10.ERISA    56
8.11.The Security Documents    56
8.12.Real Property    57
8.13.[Reserved]    57
8.14.Subsidiaries    57
8.15.Compliance with Statutes, OFAC Rules and Regulations; Patriot Act; FCPA    57
8.16.Investment Company Act    58
8.17.[Reserved]    58
8.18.Environmental Matters    58
8.19.Labor Relations    59
8.20.Intellectual Property    59
SECTION 9AFFIRMATIVE COVENANTS    59
9.01.Information Covenants    59
9.02.Books, Records and Inspections    61
9.03.Maintenance of Property; Insurance    62
9.04.Existence; Franchises    63
9.05.Compliance with Statutes, etc    63
9.06.Compliance with Environmental Laws    64
9.07.ERISA    64
9.08.[Reserved]    64
9.09.[Reserved]    64
9.10.Payment of Taxes    64
9.11.Use of Proceeds    65
9.12.Additional Collateral; Further Assurances; etc    65
9.13.[Reserved]    66
9.14.Completion Dates    66
9.15.Farm Credit Equities    66
9.16.Designation of Unrestricted Subsidiaries    67
9.17.Protection of Collateral    68

Page

SECTION 10NEGATIVE COVENANTS    68
10.01.Liens    68
10.02.Consolidation, Merger, or Sale of Assets, etc    73
10.03.Restricted Payments    76
10.04.Indebtedness    77
10.05.Advances, Investments and Loans    80
10.06.Transactions with Affiliates    83
10.07.Limitations on Payments of Indebtedness; Modifications of Senior Notes Indenture, Certificate of Incorporation, By-Laws and Certain Other Agreements, etc    84
10.08.Limitation on Certain Restrictions on Subsidiaries    85
10.09.Business    86
10.10.Negative Pledges    87
10.11.Financial Covenants    88
10.12.[Reserved]    88
SECTION 11EVENTS OF DEFAULT    88
11.01.Payments    88
11.02.Representations, etc    88
11.03.Covenants    89
11.04.Default Under Other Agreements    89
11.05.Bankruptcy, etc    89
11.06.ERISA    90
11.07.Credit Documents    91
11.08.Guaranties    91
11.09.Judgments    91
11.10.Change of Control    91
11.11.Application of Funds    91
SECTION 12THE ADMINISTRATIVE AGENT AND COLLATERAL AGENT    91
12.01.Appointment and Authorization    91
12.02.Delegation of Duties    92
12.03.Liability of Agents    92
12.04.Reliance by the Agents    93
12.05.Notice of Default    93
12.06.Credit Decision; Disclosure of Information by the Agents    94
12.07.Indemnification of the Agents    94
12.08.Administrative Agent in Its Individual Capacity    95
12.09.Successor Administrative Agent or Collateral Agent    95
12.10.Administrative Agent May File Proofs of Claim    95
12.11.Collateral and Guaranty Matters    96
12.12.Secured Hedge Providers    96
12.13.Administrative Agent and the Collateral Agent    97
12.14.Withholding Taxes    97
SECTION 13MISCELLANEOUS    97
13.01.Payment of Expenses, etc    97
13.02.Right of Setoff    99
13.03.Notices    99
13.04.Benefit of Agreement; Assignments; Participations, etc    100

Page

13.05.No Waiver; Remedies Cumulative    102
13.06.[Reserved]    103
13.07.Calculations; Computations    103
13.08.GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL    103
13.09.Counterparts    104
13.10.[Reserved]    104
13.11.Headings Descriptive    104
13.12.Amendment or Waiver; etc    104
13.13.Survival    106
13.14.Domicile of Loans    106
13.15.Register    106
13.16.Confidentiality    107
13.17.USA Patriot Act Notice    108
13.18.[Reserved]    108
13.19.[Reserved]    108
13.20.[Reserved]    108
13.21.[Reserved]    108
13.22.Absence of Fiduciary Relationship    108
13.23.Electronic Signatures    109
13.24.[Reserved]    109
SECTION 14CREDIT PARTY GUARANTY    109
14.01.The Guaranty    109
14.02.Bankruptcy    109
14.03.Nature of Liability    109
14.04.Independent Obligation    110
14.05.Authorization    110
14.06.Reliance    111
14.07.Subordination    111
14.08.Waiver    111
14.09.Maximum Liability    112
14.10.Payments    112
14.11.Keepwell    112
14.12.Information    113
14.13.Severability    113

SCHEDULE 1.01A    Unrestricted Subsidiaries
SCHEDULE 1.01B    Immaterial Subsidiaries
SCHEDULE 2.01    Commitments
SCHEDULE 8.12    Real Property
SCHEDULE 8.14    Subsidiaries
SCHEDULE 10.01(iii)    Existing Liens
SCHEDULE 10.04(vii)    Existing Indebtedness
SCHEDULE 10.05(iii)    Existing Investments
SCHEDULE 13.04(l)    Initial Voting Participants

EXHIBIT A‑1     Form of Notice of Borrowing
EXHIBIT A‑2     Form of Notice of Conversion/Continuation
EXHIBIT B‑1     Form of. Revolving Note
EXHIBIT B‑2    Form of Term Note
EXHIBIT C     Form of U.S. Tax Compliance Certificate
EXHIBIT D     Form of Solvency Certificate
EXHIBIT E    Form of Compliance Certificate
EXHIBIT F     Form of Assignment and Assumption Agreement
EXHIBIT G    Form of Assignment Notice
EXHIBIT H    Form of Borrower Designation Request and Assumption Agreement
EXHIBIT I    Form of Borrower Designation Notice

THIS CREDIT AGREEMENT, dated as of September 7, 2016, among RESOLUTE FOREST PRODUCTS INC. (the “Company”) and each of the other Borrowers (as hereinafter defined) and Guarantors (as hereinafter defined) party hereto, the Lenders party hereto from time to time and AMERICAN AGCREDIT, PCA, as the Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Agent (in such capacity, the “Collateral Agent”). All capitalized terms used herein and defined in Section 1.01 are used herein as therein defined.
W I T N E S S E T H:
WHEREAS, the Borrowers have requested that the Lenders extend credit in the form of (a) Revolving Loans in an aggregate principal amount at any time outstanding not to exceed $138,750,000 and (b) a Term Loan in an initial aggregate principal amount of $46,250,000, in each case subject to increase pursuant to the terms of Section 2.13.
NOW THEREFORE, the Lenders are willing to extend such credit to the Borrowers on the terms and subject to the conditions set forth herein.
Section 1Definitions and Accounting Terms.
1.01.    Defined Terms. As used in this Agreement, the following terms shall have the following meanings:
“AAC” means American AgCredit, PCA and its successors and permitted assigns.
“ABL Agent” shall mean Bank of America, N.A., as administrative agent and collateral agent for the lenders under the ABL Credit Facility, and any successor or assign in such capacity.
“ABL Credit Facility” shall mean that certain Credit Agreement dated as of May 22, 2015 among the Company, Resolute FP Canada, Inc. and certain of the Company’s subsidiaries from time to time party thereto, as borrowers and guarantors, the lenders from time to time party thereto, Bank of America, N.A., as U.S. administrative agent and collateral agent, and Bank of America, N.A. (acting through its Canada branch), as Canadian administrative agent, as amended restated, modified, refinanced or replaced from time to time.
“ABL Lenders” shall mean the Persons from time to time party to the ABL Credit Facility and any Affiliate of any such Person.
“ABL Priority Collateral” shall mean all present and future right, title and interest of the Credit Parties in the following types of Collateral, whether now owned or hereafter acquired, existing or arising and wherever located: (i) all “accounts,” as such term is defined in the UCC and all other rights to payment of money or funds, whether or not earned by performance, for inventory that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of or for services rendered or to be rendered, whether or not such rights to payment constitute "accounts" under the UCC or are evidenced in whole or in part by instruments, chattel paper, general intangibles or documents; (ii) all cash and all “deposit accounts,” as such term is defined in the UCC, and all monies deposited therein; (iii) all “inventory,” as such term is defined in the UCC ; (iv) all commodities contracts, commodities accounts, securities and securities accounts (and security entitlements or financial assets credited thereto), in each case other than Equity Interests of any Person; (v) to the extent evidencing or governing any of the items referred to in the preceding clauses (i) through (iv), (A) all documents, (B) all chattel paper (including all tangible chattel paper and all electronic chattel paper), (C) all general intangibles (excluding Intellectual Property), (D) all contracts (together with all contract rights arising thereunder) and (E) all instruments; (vi) each promissory note evidencing Indebtedness that evidences, governs or arises out of the disposition of any accounts described in clause (i) above or of inventory described in clause (iii) above which have been pledged to the ABL Agent for the benefit of the ABL Lenders; (vii) to the extent securing or supporting any of the items referred to in the preceding clauses (i) through (v), all supporting obligations, commercial tort claims and letter of credit rights (whether or not the respective letter of credit is evidenced by a writing); (viii) all books and records pertaining to the foregoing; and (ix) all products and proceeds of the foregoing (including all insurance and claims for insurance effected or held for the benefit of the ABL Agent and/or ABL Lenders in respect thereof and all collateral security and guarantees given by any Person with respect to any of the foregoing).
“Accordion Agreement” shall have the meaning provided in Section 2.13.
“Accordion Increase” shall have the meaning provided in Section 2.13(a).
“Acquired Entity or Business” shall mean either (x) the assets constituting a business, division or product line of any Person not already a Subsidiary of the Company or (y) 100% of the Equity Interests of any such Person, which Person shall, as a result of the respective acquisition, become a Wholly-Owned Subsidiary of the Company (or shall be merged or amalgamated with and into the Company or a Wholly-Owned Subsidiary of the Company).
“Additional Security Documents” shall have the meaning provided in Section 9.12(a).
“Additional Term Loan Facility” shall have the meaning provided in Section 2.13(a).
“Additional Term Loan Facility Agreement” means an agreement evidencing a new Additional Term Loan Facility in form and substance reasonably acceptable to the Administrative Agent and the Company.
“Administrative Agent” shall have the meaning given to such term in the Recitals hereto, and shall include any successor to the Administrative Agent appointed pursuant to Section 12.09.
“Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise; provided, however, that neither the Administrative Agent nor any Lender (nor any Affiliate thereof) shall be considered an Affiliate of the Company or any Subsidiary thereof as a result of this Agreement, the extensions of credit hereunder or its actions in connection therewith.
“Agent-Related Persons” shall mean the Administrative Agent, the Collateral Agent, their respective affiliates and the officers, directors, employees, agents and attorneys-in-fact of the Administrative Agent, the Collateral Agent and their respective affiliates.
“Agents” shall mean the Administrative Agent, the Collateral Agent and any other agent with respect to the Credit Documents, including, without limitation, the Lead Arranger.
“Agreement” shall mean this Credit Agreement, as modified, supplemented, amended, restated (including any amendment and restatement hereof), extended or renewed from time to time.
“AML Legislation” shall have the meaning provided in Section 13.20.

“Anti-Terrorism Laws” shall mean any laws relating to terrorism or money laundering, including the PATRIOT Act, the Criminal Code R.S.C. 1985, c. c-46, as amended, AML Legislation, the United Nations Act, R.S.C. 1985 c. u-2, as amended, Regulations Implementing the United Nations Resolutions on the Suppression of Terrorism and the United Nations al-Qaida and Taliban Regulations promulgated under the United Nations Act.
“Applicable Margin” shall mean (a) with respect to Revolving Loans, the per annum margin set forth below, as determined by the Capitalization Ratio:

Level	Capitalization Ratio	Applicable Margin for LIBOR Rate Loans	Applicable Margin for Base Rate Loans
I	≤ 20%	1.500%	0.500%
II	˃ 20% but ≤ 30%	1.625%	0.625%
III	˃ 30% but ≤ 40%	1.875%	0.875%
IV	˃ 40%	2.125%	1.125%

and (b) with respect to the Term Loan, the per annum margin set forth below, as determined by the Capitalization Ratio:

Level	Capitalization Ratio	Applicable Margin for LIBOR Rate Loans	Applicable Margin for Base Rate Loans
I	≤ 20%	1.875%	0.875%
II	˃ 20% but ≤ 30%	2.000%	1.000%
III	˃ 30% but ≤ 40%	2.250%	1.250%
IV	˃ 40%	2.500%	1.500%

Until delivery of the first financial statements and Compliance Certificate after the Closing Date, the Applicable Margin shall be determined as if Level II were applicable. Thereafter, the Applicable Margin shall be subject to increase or decrease based on the Capitalization Ratio, as set forth in the most recent Compliance Certificate delivered pursuant to Section 9.01(e), and each such increase or decrease in the Applicable Margin shall be effective as of the fifth Business Day immediately following the date such Compliance Certificate is delivered. If the Borrowers fail to deliver any Compliance Certificate on or before the date required for delivery thereof, then the Applicable Margin shall be determined as if Level IV were applicable, from the fifth Business Day after the date on which such Compliance Certificate was required to have been delivered until the fifth Business Day immediately following the day such Compliance Certificate is delivered.
“Appraisal” shall mean an independent appraisal of the assets included as Collateral, in form and detail reasonably acceptable to the Administrative Agent, as completed by an appraisal firm acceptable to the Administrative Agent (it being agreed that Suncorp Valuations is an acceptable appraisal firm with respect to the Appraisal for the Closing Date), which appraisal shall be one ordered by the Administrative Agent or one ordered by the Company and on which the Administrative Agent and the Lenders may rely for lending purposes; provided that, it is understood and agreed that (i) as of the Closing Date, the appraised value of the assets included as Collateral shall be $567,000,000, which excludes the value of the tissue operations under construction at the Calhoun Mill, (ii) as of the Tissue Conversion Asset Completion Date, the appraised value of the assets included as Collateral shall be $647,000,000, which excludes the value of the tissue production machine, but includes the value of the tissue conversion assets under construction as of the Closing Date and (iii) as of the Tissue Project Completion Date, the appraised value of the assets included as Collateral shall be $807,000,000, which includes the value of both the tissue conversion assets under construction as of the Closing Date and the tissue production machine at the Calhoun Mill.
“Appraisal Test Date” shall mean (a) the date of the delivery of any Appraisal Update delivered pursuant to Section 9.02(c)(i), (iii), (iv) or (v); (b) the date an Accordion Increase becomes effective; and (c) the date as of which Collateral having a value as set forth in the immediately preceding Appraisal in excess of the greater of (x) 5% of the appraised value of all Collateral pursuant to the most recent Appraisal and (y) $40,000,000, in each case, calculated on a cumulative basis for all such transactions since the date of the most recent Appraisal, is to be released (or substituted), other than pursuant to an Excluded Asset Disposition.
“Appraisal Updates” shall mean an Appraisal delivered in connection with any Appraisal Test Date.
“Approved Fund” shall mean any Person (other than a natural Person) engaged in making, purchasing, holding or otherwise investing in commercial loans in its ordinary course of activities that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
“Asset Exchange” shall mean any transfer of operating properties or assets by the Company or any of its Restricted Subsidiaries to any Person in which at least 75% of the consideration received by the transferor consists of operating properties or assets to be used by Company or any of its Restricted Subsidiaries in its business; provided that a transfer of Collateral the consideration of which consists of assets that are not Collateral shall not constitute an Asset Exchange.
“Assignment and Assumption Agreement” shall mean an Assignment and Assumption Agreement substantially in the form of Exhibit F (appropriately completed) or such other form as shall be acceptable to the Administrative Agent.
“Availability” shall mean, as of any applicable date, availability under the ABL Credit Facility.
“Available Liquidity” shall mean, as of any calculation date, the sum of (i) cash and Cash Equivalents (excluding any such cash or Cash Equivalents that are held in a collateral account or held in trust for the benefit of a third party, in each case to which the Company and its Subsidiaries are currently barred from having access for general corporate purposes), and (ii) Availability.
“Average Usage” shall mean the average daily utilization of Revolving Commitments.
“Bankruptcy Code” shall have the meaning provided in Section 11.05.
“Base Rate” at any time shall mean the highest of (i) the Prime Rate, (ii) the rate which is 1/2 of 1% in excess of the Federal Funds Rate and (iii) the LIBOR Rate for a LIBOR Rate Loan with an interest period of one month commencing on such day plus 1.00%. For purposes of this definition, the LIBOR Rate shall be determined using the LIBOR Rate as otherwise determined by the Administrative Agent in accordance with the definition of LIBOR Rate, except that (x) if a given day is a Business Day, such determination shall be made on such day (rather than two Business Days prior to the commencement of an Interest Period) or (y) if a given day is not a Business Day, LIBOR Rate for such day shall be the rate determined by the Administrative Agent pursuant to preceding the clause (x) for the most recent Business Day preceding such day. Any change in the Base Rate due to a change in the Prime Rate, the Federal Funds Rate or such LIBOR Rate shall be effective as of the opening of business on the day of such change in the Prime Rate, the Federal Funds Rate or such LIBOR Rate, respectively. In no event shall the Base Rate be less than zero.
“Base Rate Loan” shall mean each Loan which is designated or deemed designated as a Base Rate Loan by the applicable Borrower at the time of the incurrence thereof or conversion thereto.
“Borrowers” shall mean the Company and each Subsidiary Borrower.
“Borrowing” shall mean the borrowing of the same Type and Class of Loan by the Borrowers from all the Lenders having Commitments on a given date (or resulting from a conversion or conversions on such date), having in the case of LIBOR Rate Loans, the same Interest Period.
“Business Day” shall mean (i) for all purposes other than as covered by clause (ii) below, any day except Saturday, Sunday and any day which shall be in New York City or Montreal, Quebec, Canada a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, LIBOR Rate Loans, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between banks in the New York or London interbank Eurodollar market.
“Calhoun Mill” means the mill facility of the Borrowers located in Calhoun, Tennessee.
“Canadian Subsidiary” shall mean any Subsidiary of the Company organized now or hereinafter under the laws of Canada or a province or territory thereof.
“Capital Expenditures” shall mean, with respect to any Person, all expenditures by such Person which should be capitalized in accordance with GAAP and, without duplication, the amount of the principal portion of all Capitalized Lease Obligations incurred by such Person.
“Capital Lease” shall have the meaning provided in the definition of the term “Capitalized Lease Obligations.”
“Capitalization Ratio” means, as of any calculation date, the ratio of (i) Consolidated Funded Indebtedness of the Company and its Restricted Subsidiaries as of such calculation date to (ii) Total Capitalization of the Company and its Restricted Subsidiaries on a consolidated basis as of such calculation date.
“Capitalized Lease Obligations” of any Person shall mean the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof (each, a “Capital Lease”), which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP. For the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time, determined in accordance with GAAP.

“Cash Equivalents” shall mean:
(a)    any evidence of Indebtedness, maturing not more than one year after the acquisition thereof, issued by the United States of America or Canada, or any instrumentality or agency thereof and guaranteed fully as to principal, interest and premium, if any, by the United States of America or Canada;
(b)    any certificate of deposit, banker’s acceptance or time deposit (including Eurodollar time deposits), maturing not more than one year after the date of purchase, issued or guaranteed by or placed with (i) the ABL Agent, any lender under the ABL Credit Facility or any bank providing Cash Management Services to the Company or any of its Subsidiaries or (ii) a commercial banking institution that has long-term debt rated “A2” or higher by Moody’s or “A” or higher by S&P and which has a combined capital and surplus of not less than $500,000,000;
(c)    commercial paper (i) maturing not more than 270 days after the date of purchase and (ii) issued by a corporation (other than a Credit Party or any Affiliate of a Credit Party) with a rating, at the time as of which any determination thereof is to be made, of “P‑1” or higher by Moody’s or “A‑1” or higher by S&P (or equivalent rating in the case of Cash Equivalents held by a Foreign Subsidiary of the Company);
(d)    investments in fully collateralized repurchase agreements with a term of not more than 90 days for underlying securities of the types described in clause (a) above entered into with any bank or trust company meeting the qualifications specified in clause (b) above;
(e)    demand deposits with any bank or trust company;
(f)    money market funds substantially all the assets of which are comprised of securities of the types described in clauses (a) through (e) above; and
(g)    in the case of the Foreign Subsidiaries of the Company, short-term investments comparable to the foregoing.
“Cash Management Services” shall mean any services provided from time to time to any Borrower or any of the Company’s Subsidiaries in connection with operating, collections, payroll, trust, or other depository or disbursement accounts, including automated clearinghouse, e-payable, electronic funds transfer, wire transfer, controlled disbursement, overdraft, depository, information reporting, lockbox and stop payment services.
“CERCLA” shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as the same has been amended and may hereafter be amended from time to time, 42 U.S.C. § 9601 et seq.
“CFC” shall mean a “controlled foreign corporation” within the meaning of Section 957 of the Code.
“Change of Control” shall mean the occurrence of any of the following:
(1)    the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the

Company and its Subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act);
(2)    the adoption of a plan relating to the liquidation or dissolution of the Company (other than a plan of liquidation of the Company that is a liquidation for tax purposes only);
(3)    the consummation of any transaction (including, without limitation, any merger or consolidation), the result of which is that any “person” (as defined above) becomes the beneficial owner, directly or indirectly, of more than 50% of the voting stock of the Company, measured by voting power rather than number of shares;
(4)    the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the outstanding voting stock of the Company or such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the voting stock of the Company outstanding immediately prior to such transaction constitutes or is converted into or exchanged for a majority of the outstanding shares of the voting stock of such surviving or transferee Person (immediately after giving effect to such transaction); or
(5)    any event constituting a “change of control” under the Senior Notes Indenture, the ABL Credit Facility or any other instruments governing any Indebtedness in excess of the Threshold Amount.
Notwithstanding the foregoing: (A) any holding company whose only significant asset is Equity Interests of the Company or any of its direct or indirect parent companies shall not itself be considered a “person” or “group” for purposes of clause (2) above; (B) the transfer of assets between or among the Company and its Restricted Subsidiaries shall not itself constitute a Change of Control; (C) the term “Change of Control” shall not include a merger or consolidation of the Company with, or the sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of the Company’s assets to, an Affiliate incorporated or organized solely for the purpose of reincorporating or reorganizing the Company in another jurisdiction and/or for the sole purpose of forming or collapsing a holding company structure; (D) a “person” or “group” shall not be deemed to have beneficial ownership of securities subject to a stock purchase agreement, merger agreement or similar agreement (or voting or option agreement related thereto) until the consummation of the transactions contemplated by such agreement; and (E) a transaction in which the Company or any direct or indirect parent of the Company becomes a Subsidiary of another Person (other than a Person that is an individual, such Person that is not an individual, the “New Parent”) shall not constitute a Change of Control if (a) the shareholders of the Company or such parent immediately prior to such transaction “beneficially own” (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly through one or more intermediaries, at least a majority of the voting power of the outstanding voting stock of such parent immediately following the consummation of such transaction or (b) immediately following the consummation of such transaction, no “person” (as such term is defined above), other than the New Parent, “beneficially owns” (as such term is defined above), directly or indirectly through one or more intermediaries, more than 50% of the voting power of the outstanding voting stock of the Company or the New Parent.

“Class” (a) when used with respect to Lenders, shall refer to whether such Lender has a Loan or Commitment with respect to the Revolving Credit Facility or the Term Loan Facility, (b) when used with respect to Commitments, refers to whether such Commitments are Revolving Commitments or Term Loan Commitments and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Loans under the Revolving Credit Facility or the Term Loan Facility.
“Closing Date” shall mean September 7, 2016.
“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.
“Collateral” shall mean the real property and furniture, fixtures and equipment constituting the Calhoun Mill (other than, for the avoidance of doubt, assets that constitute ABL Priority Collateral) and all other property (whether real, personal or otherwise) with respect to which any security interests have been granted (or purported to be granted) pursuant to any Security Document (including any Additional Security Documents) or are required to be granted in accordance with requirements set forth in Section 2.14, Section 9.12, Section 9.13, or Section 9.14.
“Collateral Agent” shall have the meaning set forth in the recitals hereto.
“Collateral Cooperation Agreement” shall mean that certain Collateral Cooperation Agreement dated as of September 7, 2016 among the Administrative Agent, the Collateral Agent and the ABL Agent.
“Collateral Coverage Ratio” shall mean, as of any calculation date, the ratio of (i) the sum of the appraised value of the assets included as Collateral pursuant to the most recent Appraisal or Appraisal Update (subject to the proviso in Section 9.02(c)) to (ii) the sum of (a) the remaining unfunded Commitments under this Agreement (including, if applicable, any unfunded Commitments pursuant to Section 2.13 to the extent the option to increase the aggregate Commitments under this Agreement has been exercised) and (b) outstanding Loans.
“Commitment” shall mean, with respect to any Lender, such Lender’s Revolving Commitment or Term Loan Commitment.
“Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.
“Company” shall have the meaning provided in the preamble hereto.
“Compliance Certificate” shall mean a certificate of the Responsible Officer of the Company substantially in the form of Exhibit E hereto, and in any case, in form and substance reasonably satisfactory to the Administrative Agent.
“Consolidated EBITDA” shall mean, for any period, Consolidated Net Income for such period, plus:
(a)    without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of:
(i)    Consolidated Interest Expense for such period;
(ii)    provision for taxes based on income, profits or losses (determined on a consolidated basis) during such period;

(iii)    all amounts attributable to depreciation, depletion and amortization for such period, including, but not limited to, any acceleration thereof;
(iv)    any extraordinary losses for such period;
(v)    any Non-Cash Charges for such period;
(vi)    non-recurring charges and/or restructuring charges for such period relating to current or anticipated future cash expenditures, including closure costs, impairment and other related charges in connection with asset closures, optimization initiatives or consolidation of assets, in an aggregate amount not to exceed in any Test Period 20% of Consolidated EBITDA for such Test Period (prior to giving effect to this clause (vi)); and
(vii)    deferred financing fees (and any write-offs thereof);
provided that, to the extent not reflected in Consolidated Net Income for the period in which such cash payment is made, any cash payment made with respect to any Non-Cash Charges added back in computing Consolidated EBITDA for any prior period pursuant to clause (v) above (or that would have been added back had this Agreement been in effect during such prior period) shall be subtracted in computing Consolidated EBITDA for the period in which such cash payment is made; and minus
(b)    without duplication and to the extent included in determining such Consolidated Net Income:
(i)    any extraordinary gains for such period; and
(ii)    any non-cash gains for such period (excluding any non-cash gain to the extent it represents the reversal of an accrual or reserve for a potential cash item that reduced Consolidated EBITDA in any prior period);
in each case of clauses (a) and (b), determined on a consolidated basis in accordance with GAAP; provided, further, that Consolidated EBITDA for any period shall be calculated so as to exclude (without duplication of any adjustment referred to above) the effect of:
(A)    the cumulative effect of any changes in GAAP or accounting principles applied by management;
(B)    any gain or loss for such period that represents after-tax gains or losses attributable to any sale, transfer or other disposition or abandonment of assets by the Company or any of its Restricted Subsidiaries, other than dispositions or sales of inventory and other dispositions in the ordinary course of business;
(C)    any income or loss for such period attributable to the early extinguishment of Indebtedness or accounts payable;

(D)    any non-cash gains or losses on foreign currency derivatives and any foreign currency transaction non-cash gains or losses and any foreign currency exchange translation gains or losses that arise on consolidation of integrated operations; and
(E)    mark-to-market adjustments in the valuation of derivative obligations resulting from the application of Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities.
“Consolidated Funded Indebtedness” shall mean, with respect to any Person, without duplication, (i) all Indebtedness of such Person for borrowed money, (ii) all purchase money Indebtedness of such Person, including without limitation all Capitalized Lease Obligations, (iii) all guaranty obligations of such Person with respect to Indebtedness of another Person described in clauses (i) and (ii) above, (iv) all obligations of such Person as an account party to reimburse any bank or other Person in respect of letters of credit or acceptances issued or created for the account of such Person, and (v) all Indebtedness described in clauses (i) and (ii) above of another Person secured by a Lien on any property of such Person, whether or not such Indebtedness has been assumed, in each case, if and to the extent any of the preceding items would appear as a liability upon a balance sheet (excluding the footnotes) of such Person prepared in accordance with GAAP.
“Combined Group” shall mean the Credit Parties and each Canadian Subsidiary.
“Consolidated Interest Expense” shall mean, for any period, the interest expense (other than for the purposes of Consolidated Fixed Charges, net of interest income on Cash Equivalents) of the Company and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP. For purposes of the foregoing, interest expense shall be determined after giving effect to any net payments made or received by the Company and its Restricted Subsidiaries with respect to Hedging Agreements, but excluding any gain or loss recognized under GAAP that results from the mark-to-market valuation of any Hedging Agreement.
“Consolidated Net Income” shall mean, for any period, the net income (or loss) of the Company and its Restricted Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP; provided that there shall be excluded from such calculation (a) the income (or loss) of any Restricted Subsidiary of the Company that is not wholly owned by the Company to the extent such income (or loss) is attributable to the non-controlling interest in such Restricted Subsidiary, and (b) the income (or loss) of any Person accrued prior to the date it becomes (or, for pro forma purposes, is deemed to have become) a Restricted Subsidiary of the Company or is merged into or consolidated with the Company or any of its Restricted Subsidiaries or the date that Person’s assets are acquired by the Company or any of its Restricted Subsidiaries.
“Consolidated Net Worth” shall mean, for any date of determination, (i) Consolidated Total Assets minus the (ii) sum of (x) Consolidated Total Liabilities and (y) all amounts properly attributable to minority interests in the stock and surplus of Subsidiaries as of the most recent fiscal quarter end for which financial statements have been delivered.
“Consolidated Total Assets” shall mean, as of any date of determination, the amount that would, in conformity with GAAP, be set forth opposite the caption “total assets” (or any like caption) on a consolidated balance sheet of the Company and its Restricted Subsidiaries as of the most recent fiscal quarter end for which financial statements have been delivered.

“Consolidated Total Liabilities” shall mean, as of any date of determination, the amount that would, in conformity with GAAP, be set forth opposite the caption “total liabilities” (or any like caption) on a consolidated balance sheet of the Company and its Restricted Subsidiaries as of the most recent fiscal quarter end for which financial statements have been delivered.
“Contingent Obligation” shall mean, as to any Person, any obligation of such Person as a result of such Person being a general partner of any other Person, unless the underlying obligation is expressly made non-recourse as to such general partner, and any obligation of such Person guaranteeing or intended to guarantee any Indebtedness (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, any such obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.
“Credit Documents” shall mean this Agreement and, after the execution and delivery thereof pursuant to the terms of this Agreement, each Note, each Security Document, any intercreditor agreement contemplated by this Agreement, the Collateral Cooperation Agreement, any other collateral cooperation agreement contemplated by Section 10.01(vi) and each Additional Term Loan Facility Agreement and Accordion Agreement.

“Credit Extension” shall mean the making of any Loan but shall not include conversions and continuations of outstanding Loans.
“Credit Parties” shall mean each Borrower and each Subsidiary Guarantor.
“Credit Party Guaranty” shall mean the guaranty of each Credit Party pursuant to Section 14.
“Default” shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.
“Default Rate” shall have the meaning assigned to such term in Section 2.06(f).
“Defaulting Lender” shall mean any Lender that (a) has failed to comply with its funding obligations hereunder, and such failure is not cured within two Business Days; (b) has notified the Administrative Agent or any Borrower that such Lender does not intend to comply with its funding obligations hereunder or under any other credit facility, or has made a public statement to that effect; (c) has failed, within three Business Days following request by the Administrative Agent or any Borrower, to confirm in a manner satisfactory to the Administrative Agent and Borrowers that such Lender will comply with its funding obligations hereunder; or (d) has, or has a direct or indirect parent company that has, become the subject of an insolvency proceeding (including reorganization, liquidation, or appointment of a receiver, custodian, administrator or similar Person by the Federal Deposit Insurance Corporation or any other regulatory authority); provided, however, that a Lender shall not be a Defaulting Lender solely by virtue of a Governmental Authority’s ownership of an equity interest in such Lender or parent company unless the ownership provides immunity for such Lender from jurisdiction of courts within the United States or from enforcement of judgments or writs of attachment on its assets, or permits such Lender or Governmental Authority to repudiate or otherwise to reject such Lender’s agreements.
“Designated Non-Cash Consideration” shall mean the fair market value of non-cash consideration received by the Company or one of its Restricted Subsidiaries in connection with a sale of assets that is so designated as Designated Non-Cash Consideration pursuant to an officers’ certificate, setting forth the basis of such valuation, less the amount of cash and Cash Equivalents received in connection with a subsequent sale of such Designated Non-Cash Consideration.
“Disqualified Equity Interests” shall mean that portion of any Equity Interest which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable (other than redeemable only for Equity Interests of such Person that are not Disqualified Equity Interests), pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, on or prior to the date that is six months after the Latest Maturity Date, provided, however, that any Equity Interest that would not constitute a Disqualified Equity Interest but for provisions thereof giving holders thereof the right to require such Person to purchase or redeem such Equity Interest upon the occurrence of a “change of control” shall not constitute a Disqualified Equity Interest if:
(1)    the “change of control” provisions applicable to such Equity Interest are not more favorable to the holders of such Equity Interest than the terms applicable to the Loans; and
(2)    any such requirement only becomes operative after compliance with such terms applicable to the Loans.
“Dodd-Frank and Basel III” shall have the meaning set forth in Section 3.01(d).
“Domestic Subsidiary” shall mean any Subsidiary organized under the laws of the United States, any state thereof or the District of Columbia.
“Eligible Assignee” shall mean a Person that is (a) a Lender, Affiliate of a Lender or Approved Fund; (b) any other assignee or participant; provided that, in the case of (i) an assignment or (ii) a sale of a participation by a Farm Credit Lender to a Person that is not a Farm Credit Lender, such assignee or participant must be approved by (x) the Company (which approval shall not be unreasonably withheld or delayed, and shall be deemed given if no objection is made within ten days after notice of the proposed assignment; provided, however, than an objection to a prospective assignee or participant based on a decrease in the patronage dividend payable to the Credit Parties shall be considered a reasonable basis for withholding such approval), and (y) the Administrative Agent; or (c) during an Event of Default, any Person acceptable to the Administrative Agent in its discretion.
“Environment” shall mean ambient air, indoor air, surface water, groundwater, drinking water, land surface and sub-surface strata, sediments and natural resources such as wetlands, flora and fauna.

“Environmental Claims” shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, directives, claims, liens and/or notices of noncompliance or violation, relating to any Environmental Law or, any permit issued, or any approval given, under any such Environmental Law, including, without limitation, (a) by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief arising out of or relating to an alleged injury or threat of injury to human health or the Environment due to any Release or threat of Release of any Hazardous Materials not in compliance with Environmental Law.
“Environmental Law” shall mean any applicable federal, state, provincial, foreign, municipal, local or foreign statute, law, rule, regulation, ordinance, code, binding guideline and rule of common law, now or hereafter in effect and in each case as amended, and any applicable published judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment relating to pollution or protection of the Environment, occupational safety or health or Hazardous Materials, including, without limitation, CERCLA; the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq.; the Federal Water Pollution Control Act (commonly known as the Clean Water Act), 33 U.S.C. § 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq.; the Clean Air Act, 42 U.S.C. § 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. § 3803 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. § 2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 U.S.C. § 11001 et seq.; the Hazardous Material Transportation Act, 49 U.S.C. § 1801 et seq.; and any federal, state, provincial, municipal, local or foreign counterparts or equivalents, in each case as amended from time to time.
“Equity Interests” of any Person shall mean any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any preferred stock, any limited or general partnership interest and any limited liability company or unlimited liability company membership interest.
“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and, unless the context indicates otherwise, the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA as in effect at the date of this Agreement and any successor Section thereof.
“ERISA Affiliate” shall mean each person (as defined in Section 3(9) of ERISA) which together with any Credit Party would be deemed to be a “single employer” within the meaning of Section 414(b) or (c) of the Code and, solely with respect to Section 412 of the Code, within the meaning of Sections 414(b), (c), (m) or (o) of the Code.
“ERISA Event” shall mean (a) any “reportable event,” as defined in Section 4043 of ERISA or the regulations issued thereunder, but excluding any event for which the 30-day notice period is waived with respect to a Plan, (b) any failure to make a required contribution to any Plan or Multiemployer Plan that would result in the imposition of a Lien or other encumbrance or the failure to satisfy the minimum funding standards set forth in Sections 412 or 430 of the Code or Section 302 or 303 of ERISA, or the arising of such a Lien or encumbrance, with respect to a Plan, (c) the incurrence by the Company, a Restricted Subsidiary, or an ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan or the withdrawal or partial withdrawal (including under Section 4062(e) of ERISA) of any of the Company, a Restricted Subsidiary, or an ERISA Affiliate from any Plan or Multiemployer Plan, (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 of ERISA, or the receipt by the Company, a Restricted Subsidiary, or an ERISA Affiliate from the PBGC or a plan administrator of any notice of intent to terminate any Plan or Multiemployer Plan or to appoint a trustee to administer any Plan, (e) the adoption of any amendment to a Plan that would require the provision of security pursuant to the Code, ERISA or other applicable law, (f) the receipt by the Company, a Restricted Subsidiary, or an ERISA Affiliate of any notice concerning statutory liability arising from the withdrawal or partial withdrawal of the Company, a Restricted Subsidiary, or an ERISA Affiliate from a Multiemployer Plan or a determination that a Multiemployer Plan is insolvent or in reorganization, within the meaning of Title IV of ERISA, (g) the occurrence of any non-exempt “prohibited transaction” (within the meaning of Section 406 of ERISA or Section 4975 of the Code) with respect to which the Company or any Restricted Subsidiary is a “disqualified person” (within the meaning of Section 4975 of the Code) or with respect to which the Company or any Restricted Subsidiary could reasonably be expected to have liability, (h) the occurrence of any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of any Plan or the appointment of a trustee to administer any Plan, (i) the filing of any request for or receipt of a minimum funding waiver under Section 412(c) of the Code with respect to any Plan or Multiemployer Plan, (j) a determination that any Plan is in “at-risk” status (as defined in Section 303(i)(4) of ERISA or Section 430(i)(4) of the Code), (k) the receipt by the Company, a Restricted Subsidiary or any ERISA Affiliate of any notice that a Multiemployer Plan is, or is expected to be, in endangered or critical status under Section 305 of ERISA or (l) any other extraordinary event or condition with respect to a Plan or Multiemployer Plan which could reasonably be expected to result in a Lien or any acceleration of any statutory requirement to fund all or a substantial portion of the unfunded accrued benefit liabilities of such plan.
“Escrow Indebtedness Escrow Account” shall mean an escrow account subject to a customary escrow agreement holding the proceeds of Indebtedness permitted hereunder and providing for the release of such proceeds upon the occurrence of a specified contingency.
“Event of Default” shall have the meaning provided in Section 11.
“Excluded Asset Disposition” shall mean, with respect to any Collateral, (a) any transfer to a Credit Party that is made (i) with at least ten (10) Business Days’ prior written notice to the Administrative Agent and (ii) subject to the Liens in favor of the Collateral Agent, pursuant to documentation reasonably satisfactory to the Administrative Agent (if requested by the Administrative Agent); (b) any disposition or transfer made pursuant to a Tax Incentive Transaction; (c) transfers of obsolete or worn-out property in the ordinary course of business; (d) transfers in the ordinary course of business of property which has previously been replaced by other Collateral having an equal or higher value than the Collateral being disposed; and (e) the lease, license, or granting of other occupancy rights in a portion of the land associated with the Calhoun Mill in connection with the construction of a warehouse (including, without limitation, any access or other easement rights and any interconnection rights) on such site, with Resolute FP US Inc. renting such warehouse until it obtains ownership thereof upon expiration of the lease, so long as such lease, license or other occupancy rights (including, without limitation, any access or other easement rights and any interconnection rights) does not materially and adversely interfere with the Credit Parties’ use of the pulp, paper and tissue mill currently existing (or under construction) located at such site.
“Excluded Swap Obligation” shall mean, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 14.11 hereof and any other “keepwell, support or other agreement” for the benefit of such Guarantor and any and all guarantees of such Guarantor’s Swap Obligations by other Credit

Parties) at the time the Guaranty of such Guarantor, or a grant by such Guarantor of a security interest, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes excluded in accordance with the first sentence of this definition.
“Excluded Taxes” shall mean, with respect to the Administrative Agent, any Lender, or any other recipient of any payment to be made by or on account of any obligation of any Credit Party under any Credit Document, (a) income Taxes imposed on (or measured by) its net income and franchise (and similar) Taxes imposed on it in lieu of income Taxes, either pursuant to the laws of the jurisdiction in which such recipient is organized or in which the principal office or applicable lending office of such recipient is located (or any political subdivision thereof) or as a result of any other present or former connection between it and the jurisdiction imposing such Tax (other than a connection arising from such Administrative Agent, Lender or other recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Credit Document, or sold or assigned an interest in any Loan or Credit Document), (b) any branch profits Taxes under Section 884(a) of the Code, or any similar Tax, imposed by any jurisdiction described in clause (a) above, (c) in the case of a Lender (other than an assignee pursuant to a request by the Company under Section 3.04), any U.S. federal withholding Tax that is imposed on amounts payable to such Lender pursuant to a law in effect at the time such Lender becomes a party to this Agreement (or designates a new lending office), except to the extent that such Lender (or its assignor, if any) was entitled, immediately prior to the time of designation of a new lending office (or assignment), to receive additional amounts from a Credit Party with respect to such U.S. federal withholding Tax pursuant to Section 5.01, (d) any withholding Tax that is attributable to such recipient’s failure to comply with Section 5.01(b) or Section 5.01(c) (in each case, subject to Section 5.01(d)), (e) any withholding Taxes imposed under FATCA and (f) U.S. federal backup withholding Taxes pursuant to Code Section 3406.
“Executive Order” shall mean Executive Order No. 13224 on Terrorist Financing effective September 24, 2001.
“Existing Indebtedness” shall have the meaning provided in Section 10.04(vii).
“Facility” shall mean the Revolving Credit Facility or the Term Loan Facility, as the case may be.
“Farm Credit Act” shall mean the Farm Credit Act of 1971 (as amended from time to time).
“Farm Credit Equities” shall have the meaning provided in Section 9.15.
“Farm Credit Lender” means a lending institution organized and existing pursuant to the provisions of the Farm Credit Act and under the regulation of the Farm Credit Administration, an agency organized under the authority of the Farm Credit Act.
“FATCA” shall mean Sections 1471 through 1474 of the Code as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations thereunder or official interpretations thereof, any agreements entered into pursuant to current Section 1471(b)(1) of the Code (or any amended or successor version described above), and any intergovernmental agreements implementing the foregoing.
“FCPA” shall have the meaning provided in Section 8.15(c).

“Federal Funds Rate” shall mean (a) the weighted average of interest rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on the applicable Business Day (or on the preceding Business Day, if the applicable day is not a Business Day), as published by the Federal Reserve Bank of New York on the next Business Day; or (b) if no such rate is published on the next Business Day, the average rate (rounded up, if necessary, to the nearest 1/8 of 1%) charged to the Administrative Agent on the applicable day on such transactions, as determined by the Administrative Agent.
“Fees” shall mean all amounts payable pursuant to or referred to in Section 2.05.
“Flood Insurance Laws” shall mean, collectively, (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (iii) the National Flood Insurance Reform Act of 1994 as now or hereafter in effect or any successor statute thereto, (iv) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto.
“Foreign Pension Plan” shall mean any plan, fund (including, without limitation, any superannuation fund) or other similar program established or maintained outside the United States or Canada by the Company or any one or more of its Restricted Subsidiaries primarily for the benefit of employees of the Company or such Restricted Subsidiaries residing outside the United States or Canada, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA, or the Canadian Employee Benefits Legislation.
“Foreign Subsidiaries” shall mean each Subsidiary of the Company that is not a Domestic Subsidiary.
“GAAP” shall mean generally accepted accounting principles in the United States of America as in effect from time to time; provided that determinations made pursuant to this Agreement in accordance with GAAP are subject (to the extent provided therein) to Section 13.07(a).
“Governmental Approvals” shall mean all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and required reports to, all Governmental Authorities.
“Governmental Authority” shall mean the government of the United States of America or any other nation or any political subdivision thereof, whether state, provincial, municipal or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.
“Guaranteed Creditors” shall mean and include (x) each of the Administrative Agent, the Collateral Agent and the Lenders and (y) the Administrative Agent, any Lender and any Affiliate or branch of the Administrative Agent or any Lender (even if the Administrative Agent or such Lender subsequently ceases to be the Administrative Agent or a Lender under this Agreement for any reason) so long as the Administrative Agent, such Lender or such Affiliate served such purposes at the time of entry into a particular Secured Hedging Obligation and their subsequent assigns, if any, whether now in existence or hereafter arising.
“Guarantor” shall mean the each Borrower and each Subsidiary Guarantor.

“Guaranty” shall mean and include each of the Credit Party Guaranty and any additional guaranty entered into pursuant to Section 9.12.
“Hazardous Materials” shall mean (a) any petroleum or petroleum products, radioactive materials, asbestos that is or could become friable, urea formaldehyde foam insulation, polychlorinated biphenyls, and radon gas; (b) any chemicals, materials or substances defined as or included in the definition of “hazardous substances,” “hazardous waste,” “hazardous materials,” “extremely hazardous substances,” “restricted hazardous waste,” “toxic substances,” or words of similar import, under any applicable Environmental Law; and (c) any other chemical, material or substance regulated under or which can give rise to liability under any Environmental Law.
“Hedge Reserve” shall mean the aggregate amount of reserves established by the Administrative Agent from time to time in its discretion in respect of Secured Reserved Hedges.
“Hedging Agreement” shall mean any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Company or its Subsidiaries shall be a Hedging Agreement.
“Immaterial Subsidiary” shall mean each Restricted Subsidiary of the Company now existing or hereafter acquired or formed and each successor thereto that (i) for the most recent period of four consecutive fiscal quarters of the Company accounted (on a consolidated basis with its Restricted Subsidiaries) for less than 5% of the consolidated revenues of the Company or (ii) as of the end of such fiscal quarter, was (on a consolidated basis with its Restricted Subsidiaries) the owner of less than 5% of the Consolidated Total Assets of the Company, as shown on the consolidated financial statements of the Company for such fiscal quarter. Schedule 1.01B sets forth each Restricted Subsidiary that is an Immaterial Subsidiary that has not executed this Agreement as a Guarantor on and as of the Closing Date. The Company may designate any Immaterial Subsidiary which does not constitute an Immaterial Subsidiary under the foregoing sentence as no longer constituting an Immaterial Subsidiary.
“Incurrence Test” shall the meaning provided in Section 10.04(iv).
“Indebtedness” of any Person shall mean, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to assets purchased by such Person, (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services (excluding (i) trade accounts payable and accrued expenses arising in the ordinary course of business and (ii) any contingent earnout or other contingent payment obligation incurred in connection with an acquisition permitted hereunder (but only to the extent that such obligation has not become fixed)), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed by such Person (and in the event such Person has not assumed or otherwise become liable for payment of such obligation, the amount of Indebtedness under this clause (e) shall be the lesser of the amount of such obligation and the fair market value of such property), (f) all Contingent Obligations of such Person with respect to Indebtedness of any other Person, (g) all Capitalized Lease Obligations of such Person, (h) all net obligations of such Person in respect of Hedging Agreements (such net obligations to be equal at any time to the termination value of such Hedging Agreements or other arrangements that would be payable by or to such Person at such time), (i) all obligations of such Person as an account party to reimburse any bank or any other Person in respect of letters of credit and (j) all Disqualified Equity Interests issued by such Person issued by Subsidiary of such Person with the amount of Indebtedness represented by such Disqualified Equity Interests being equal to the greater of its voluntary or involuntary liquidation preference and its maximum fixed repurchase price, but excluding accrued dividends, if any. For purposes hereof, the “maximum fixed repurchase price” of any Disqualified Equity Interest or preferred stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Equity Interest or preferred stock as if such Disqualified Equity Interest or preferred stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to the this Agreement, and if such price is based upon, or measured by, the fair market value of such Disqualified Equity Interest or preferred stock, such fair market value shall be determined reasonably and in good faith by the board of directors or comparable body of the issuer of such Disqualified Equity Interest or preferred stock. The Indebtedness of any Person shall include the Indebtedness of any partnership in which such Person is a general partner, except to the extent such Indebtedness is expressly non-recourse to such Person. Notwithstanding clause (e) above, Indebtedness shall not include (A) Indebtedness of a Joint Venture or a Joint Venture Subsidiary secured by a pledge of Equity Interests in such Joint Venture or Joint Venture Subsidiary and otherwise without recourse to the Pledgor and (B) Indebtedness incurred by a landlord and secured by real property leased by the Company or any of its Subsidiaries irrespective of whether the lease held by the Company or such Subsidiary has been subordinated to the Lien securing such Indebtedness.
“Indemnified Liabilities” shall have the meaning provided in Section 13.01(a).
“Indemnified Person” shall have the meaning provided in Section 13.01(a).
“Indemnified Taxes” shall mean all Taxes other than (i) Excluded Taxes and (ii) Other Taxes.
“Instrument” shall have the meaning provided in Article 9 of the UCC.
“Intellectual Property” shall mean all worldwide rights in and to (i) patents, (ii) trademarks, service marks, trade names, trade dress, trade styles, domain names and other identifiers of source or goodwill, (iii) copyrights and works subject to copyright laws, (iv) computer software, data and databases, (v) industrial designs and other protections for designs, (vi) inventions, discoveries, trade secrets, know-how and other proprietary or confidential information, and (vii) issuances, registrations or applications for any of the foregoing.
“Interest Coverage Ratio” shall mean, on the date of any incurrence of Indebtedness or any other event, including any change in interest rates applicable to existing Indebtedness resulting from a modification or amendment to the documents governing such Indebtedness, in respect of which the Incurrence Test is to be satisfied (the “Test Date”), the ratio of (a) aggregate amount of Consolidated EBITDA for the then most recent four fiscal quarters for which financial statements have been delivered immediately prior to such date (the “Four Quarter Period”) to (b) the aggregate Consolidated Interest Expense for such Four Quarter Period. In making the foregoing calculation, (A) pro forma effect shall be given to any Indebtedness incurred or repaid (including any Indebtedness irrevocably called for redemption) during the period (the “Reference Period”) commencing on the first day of the Four Quarter Period and ending on the Test Date (other than Indebtedness incurred or repaid hereunder or under any similar arrangement except to the extent commitments hereunder or thereunder, as the case may be, (or under any predecessor or successor revolving credit or similar arrangement in effect on the last day of such Four Quarter Period) are permanently reduced), in each case as if such Indebtedness had been incurred or repaid on the first day of such Reference Period; (B) pro forma effect shall be given to asset sales and acquisitions (including giving pro forma effect to the application of proceeds of any asset sale) that occur during such Reference Period as if they had occurred and such proceeds had been applied on the first day of such Reference Period; and (C) pro forma effect shall be given to asset sales and acquisitions (including giving pro forma effect to the application of proceeds of any asset sale) that have been made by any Person that has become a Restricted Subsidiary or has been merged or amalgamated with or into the Company or any Restricted Subsidiary during such Reference Period and that would have constituted asset sales or acquisitions had such transactions occurred when such Person was a Restricted Subsidiary as if such asset sales or acquisitions were asset sales or acquisitions that occurred on the first day of such Reference Period; provided that to the extent that clause (B) or (C) of this sentence requires that pro forma effect be given to an asset sale or acquisition, such pro forma calculation shall be based upon the four full fiscal quarters immediately preceding the Test Date of the Person, or division or line of business of the Person, that is acquired or disposed for which financial information is available.
“Interest Determination Date” shall mean, with respect to any LIBOR Rate Loan, the second Business Day prior to the commencement of any Interest Period relating to such LIBOR Rate Loan.
“Interest Period” shall mean, as to any Borrowing of a LIBOR Rate Loan, the period commencing on the date of such Borrowing or on the last day of the immediately preceding Interest Period applicable to such Borrowing, as applicable, and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is one, two, three or six months (or, if available to all Lenders under the relevant Facility, twelve months) thereafter, as the Relevant Borrower may elect, or the date any Borrowing of a LIBOR Rate Loan is converted to a Borrowing of a Base Rate Loan in accordance with Section 2.08 or repaid or prepaid in accordance with Section 2.07 or Section 2.09; provided that if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.
“Investments” shall have the meaning provided in Section 10.05.
“Joint Venture” shall mean any Person other than an individual or a Subsidiary of the Company (i) in which the Company or any Restricted Subsidiary holds or acquires an ownership interest (by way of ownership of Equity Interests or other evidence of ownership) and (ii) which is engaged in a business permitted by Section 10.09.
“Joint Venture Subsidiary” shall mean any non-Wholly-Owned Subsidiary which constitutes a bona fide joint venture with a third party, in each case for so long as such Subsidiary remains a Non-Wholly-Owned Subsidiary.
“Latest Maturity Date” shall mean, at any date of determination, the latest maturity date applicable to any Loan or Commitment hereunder as of such date of determination.
“Lead Arranger” shall mean AAC in its capacity as sole lead arranger and sole bookrunner, as applicable, under this Agreement.
“Lender” shall mean each financial institution listed on Schedule 2.01, as well as any Person that becomes a “Lender” hereunder pursuant to Section 2.13, 3.04 or 13.04.

“LIBOR Rate” shall mean, for each Interest Period, the per annum rate of interest (rounded up to the next whole multiple of 1/100 of 1%) reported by Bloomberg Information Services (or any successor or substitute service comparable thereto, as determined by the Administrative Agent from time to time, that provides quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m. (London time) two Business Days prior to an interest period, for a term equivalent to such period, as the rate for U.S. Dollar deposits with a maturity comparable to such interest period; provided, that, if the LIBOR Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.
“LIBOR Rate Loan” shall mean each Revolving Loan or portion of the Term Loan designated as such by the Relevant Borrower at the time of the incurrence thereof or conversion thereto.
“Lien” shall mean any mortgage, charge, pledge, hypothecation, collateral assignment, encumbrance, deemed, constructive or statutory trust, flawed asset agreement, security conveyance, lien (statutory or other) or arrangement to provide any preference or priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, and any financing lease having substantially the same effect as any of the foregoing).
“Loans” shall mean advances made to or at the instructions of a Borrower pursuant to Section 2 hereof and may constitute Revolving Loans or the Term Loan.
“Margin Stock” shall have the meaning provided in Regulation U.
“Material Adverse Effect” shall mean any circumstance or condition affecting the business, assets, operations, properties or financial condition of the Company and its Restricted Subsidiaries taken as a whole that would, individually or in the aggregate, reasonably be expected to materially adversely affect, (x) the ability of the Company and the other Credit Parties, taken as a whole, to perform their obligations under the Credit Documents or (y) the rights and remedies of the Administrative Agent, the Collateral Agent or the Lenders under the Credit Documents.
“Maturity Date” shall mean (a) with respect to the Revolving Credit Facility, the date that is six (6) years after the Closing Date and (b) with respect to the Term Loan Facility, the date that is nine (9) years after the Closing Date.
“Moody’s” shall mean Moody’s Investors Service, Inc.
“Mortgage” shall mean (a) the Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing or similar security instrument encumbering the Calhoun Mill and (b) any other mortgage, debenture, leasehold mortgage, deed of trust, deed of immovable hypothec, leasehold deed of trust, deed to secure debt, leasehold deed to secure debt or similar security instrument encumbering any Mortgaged Property in form and substance reasonably satisfactory to the Administrative Agent, in favor of the Collateral Agent for the benefit of the Secured Creditors, as the same may be amended, modified, restated and/or supplemented from time to time.
“Mortgaged Property” means the real property which comprises a part of the Calhoun Mill and any other real property of a Credit Party or any other Person that is or will become encumbered by a Mortgage in favor of the Collateral Agent pursuant to Section 2.09(b)(ii) or otherwise in accordance with the terms of the Credit Documents.

“Mortgaged Property Support Documents” means with respect to any real property subject to a Mortgage, the following documents: (a) if reasonably requested by the Administrative Agent, maps or plats of an as-built survey of the sites of the applicable Mortgaged Property certified to the Administrative Agent and the title insurance company issuing the policies referred to in clause (b) below in a manner reasonably satisfactory to each of the Administrative Agent and such title insurance company, dated a date reasonably satisfactory to each of the Administrative Agent and such title insurance company by an independent professional licensed land surveyor, which maps or plats and the surveys on which they are based shall be sufficient to delete any standard printed survey exception contained in the applicable title policy and be made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys jointly established and adopted by the American Land Title Association and the American Congress on Surveying and Mapping in 2016 with items 2, 3, 4, 6(a), 6(b), 7(a), 7(b)(1), 7(c), 8, 9, 13, 14, 16, 17 and 19 from Table A thereof completed; (b) ALTA mortgagee title insurance policies issued by a title insurance company reasonably acceptable to the Administrative Agent with respect to the applicable Mortgaged Property, assuring the Collateral Agent that the applicable Mortgage creates a valid and enforceable first priority mortgage lien on such Mortgaged Property, free and clear of all defects and encumbrances except Permitted Liens, which title insurance policies shall provide for coverage not less than the aggregate amount of the Facilities (unless otherwise agreed by the Administrative Agent) and shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent and shall include such endorsements as are reasonably requested by the Administrative Agent; (c) evidence as to (i) whether the applicable Mortgaged Property is in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards (a “Flood Hazard Property”) and (ii) if the applicable Mortgaged Property is a Flood Hazard Property, (x) whether the community in which such Mortgaged Property is located is participating in the National Flood Insurance Program, (y) the applicable Credit Party’s written acknowledgment of receipt of written notification from the Administrative Agent (1) as to the fact that such Mortgaged Property is a Flood Hazard Property and (2) as to whether the community in which each such Flood Hazard Property is located is participating in the National Flood Insurance Program and (z) copies of insurance policies or certificates of insurance of the Credit Parties evidencing flood insurance reasonably satisfactory to the Administrative Agent and naming the Administrative Agent as sole loss payee on behalf of the Lenders and (d) a completed environmental questionnaire on the forms required by the Administrative Agent regarding each parcel of real property subject to a Mortgage showing no environmental conditions in violation of Environmental Laws or liabilities under Environmental Laws, either of which could reasonably be expected to have a Material Adverse Effect.
“Multiemployer Plan” shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA and subject to Title IV of ERISA under which the Company or a Restricted Subsidiary has any obligation or liability, including on account of an ERISA Affiliate.
“NAIC” shall mean the National Association of Insurance Commissioners.
“Net Cash Proceeds” means (a) with respect to any sale, transfer or disposition of Collateral, proceeds (including, when received, any deferred or escrowed payments) received by a Credit Party in cash from such sale, transfer or disposition, net of (i) reasonable and customary costs and expenses actually incurred in connection therewith, including legal fees, accounting, investment banking, commissions and other fees and expenses; (ii) amounts applied to repayment of Indebtedness secured by a Lien permitted pursuant to this Agreement which is senior to the Collateral Agent’s Liens on the Collateral sold, transferred or disposed of; (iii) transfer or similar taxes paid or payable with respect to such sale, transfer or disposition; (iv) all federal, state, provincial, foreign and local taxes required to be paid or accrued as a liability under GAAP as a result of such sale, transfer or disposition and (v) reserves for indemnities with respect to such sale, transfer or disposition or with respect to liabilities associated with the Collateral subject to such sale, transfer or disposition, until such reserves are no longer needed and (b) with respect to any Recovery Event, an amount equal to cash payments received by a Borrower or any of its Subsidiaries from such Recovery Event, net of (i) all customary, bona fide, out-of-pocket direct costs incurred by a Borrower and its Subsidiaries in connection with collecting such cash payments; (ii) amounts applied to repayment of Indebtedness secured by a Lien permitted pursuant to this Agreement which is senior to the Collateral Agent’s Liens on the Collateral subject to such Recovery Event; (iii) transfer or similar taxes paid or payable with respect to such sale, transfer or disposition; (iv) all federal, state, provincial, foreign and local taxes required to be paid or accrued as a liability under GAAP as a result of such Recovery Event; and (v) reserves for indemnities with respect to such sale, transfer or disposition or with respect to liabilities associated with the Collateral subject to such Recovery Event.
“Non-Cash Charges” shall mean any non-cash charges or losses, including (a) any non-cash closure costs, impairment and other related charges, such as impairment of assets, accelerated depreciation, pension plan and other postretirement benefit plan curtailments and other costs, (b) any other impairment charge or asset write-off or write-down related to intangible assets (including goodwill), long-lived assets and investments in debt and equity securities pursuant to GAAP, (c) long-term incentive plan accruals and any non-cash expenses resulting from the grant of stock options or other equity-based incentives to any director, officer or employee of the Company, any other Borrower or any Restricted Subsidiary of the Company and (d) any non-cash charges or losses resulting from the application of purchase accounting; provided that Non-Cash Charges shall not include additions to bad debt reserves or bad debt expense.
“Non-Defaulting Lender” shall mean and include each Lender other than a Defaulting Lender.
“Note” shall mean each Revolving Note or Term Note, as applicable.
“Notice of Borrowing” shall mean a notice substantially in the form of Exhibit A‑1 hereto.
“Notice of Conversion/Continuation” shall mean a notice substantially in the form of Exhibit A‑2 hereto.
“Notice Office” shall mean the office of the Administrative Agent located at 5560 South Broadway, Eureka, California 95503; Attention: Celeste Niesen; or such other offices or persons as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.
“Obligations” shall mean (x) all now existing or hereafter arising debts, obligations, covenants, and duties of payment or performance of every kind, matured or unmatured, direct or contingent, owing, arising, due, or payable to any Lender, Agent or Indemnified Person by any Credit Party arising out of this Agreement or any other Credit Document, including, without limitation, all obligations to repay principal or interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership, administration or analogous proceedings in any jurisdiction, regardless of whether allowed or allowable in such proceeding) on the Loans, and to pay interest, fees, costs, charges, expenses, professional fees, and all sums chargeable to the Borrowers or any other Credit Party or for which any Borrower or any other Credit Party is liable as indemnitor under the Credit Documents, whether or not evidenced by any note or other instrument (including fees accruing during the pendency of any bankruptcy, insolvency, receivership or similar proceeding, regardless of whether allowed or allowable in such proceeding) and (y) all Secured Hedging Obligations; provided, however, that for purposes of the Credit Party Guaranty and each other guarantee agreement or other instrument or document executed and delivered pursuant to this Agreement, the term “Obligations” shall not, as to any Guarantor, include any Excluded Swap Obligations. Notwithstanding anything to the contrary contained above, (x) obligations of any Credit Party under any Secured Hedging Obligations shall be secured and guaranteed pursuant to the Credit Documents only to the extent that, and for so long as, the other Obligations are so secured and guaranteed and (y) any release of Collateral or Guarantors effected in the manner permitted by this Agreement shall not require the consent of holders of obligations under Secured Hedging Obligations.
“OFAC” shall have the meaning provided in Section 8.15(b).
“Other Taxes” shall mean any and all present or future stamp, court or documentary, intangible, recording, filing or property Taxes or similar Taxes arising from any payment made under, from the execution, delivery, registration, performance or enforcement of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Credit Document except any such Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.04) that are imposed as a result of any present or former connection between the relevant Lender and the jurisdiction imposing such Tax (other than a connection arising from such Lender having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Credit Document, or sold or assigned an interest in any Loan); provided, however, that Other Taxes shall not include any Excluded Taxes.
“Outstanding Amount” shall mean with respect to Loans on any date, the amount of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Loans occurring on such date.
“Parent Company” shall mean any direct or indirect parent company of the Company.
“Participant Register” shall have the meaning provided in Section 13.04(j).
“Patriot Act” shall have the meaning provided in Section 13.17.
“Payment Conditions” shall mean as to any relevant action contemplated in this Agreement, (i) no Event of Default has then occurred and is continuing or would result from any action and (ii) (a) Availability on a pro forma basis immediately after giving effect to such action would be at least $75.0 million and (b) over the 60 consecutive days prior to consummation of such action, average Availability shall not have been less than $75.0 million, on a pro forma basis for such action.
“Payment Office” shall mean the office of the Administrative Agent located at 5560 South Broadway, Eureka, California 95503; Attention: Celeste Niesen; or such other offices or persons as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.
“PBGC” shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.
“Permitted Acquisition” shall mean the acquisition by the Company or any Restricted Subsidiary of an Acquired Entity or Business; provided that the Acquired Entity or Business acquired is in a business permitted by Section 10.09.
“Permitted Acquisition Conditions” shall mean as to Permitted Acquisition, (i) no Event of Default has then occurred and is continuing or would result from any action and (ii) (a) Availability on a pro forma basis immediately after giving effect to such action would be at least $75.0 million and (b) over the 30 consecutive days prior to consummation of such Permitted Acquisition, average Availability shall not have been less than $75.0 million, on a pro forma basis for such Permitted Acquisition.

“Permitted Encumbrances” shall mean, with respect to any Mortgaged Property, such exceptions to title as are set forth in the mortgage title insurance policy delivered with respect thereto, all of which exceptions must be acceptable to the holders of any Specified Secured Indebtedness (or the duly authorized representative thereof) secured by such Mortgaged Property.
“Permitted Liens” shall have the meaning provided in Section 10.01.
“Person” shall mean any individual, partnership, joint venture, firm, corporation, association, limited liability company, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.
“Plan” shall mean any pension plan as defined in Section 3(2) of ERISA other than a Multiemployer Plan, which is subject to Section 412 of the Code or Title IV of ERISA and is maintained or contributed to by (or to which there is an obligation to contribute of) a Credit Party or with respect to which a Credit Party has, or may have, any liability, including, for greater certainty, liability arising from an ERISA Affiliate.
“Prime Rate” mean a variable rate of interest per annum equal to the “U.S. prime rate” as reported on such day in the Money Rates Section of the Eastern Edition of The Wall Street Journal, or if the Eastern Edition of The Wall Street Journal is not published on such day, such rate as last published in the Eastern Edition of The Wall Street Journal. In the event the Eastern Edition of The Wall Street Journal ceases to publish such rate or an equivalent on a regular basis, the term “Prime Rate” shall be determined on any day by reference to such other regularly published average prime rate for such date applicable to such commercial banks as is acceptable to the Administrative Agent in its reasonable discretion.  Any change in Prime Rate shall be automatic, without the necessity of notice provided to the Company or any other Credit Party.
“Pro Rata Percentage” of any Lender at any time shall mean either (i) the percentage of the total Revolving Commitments represented by such Lender’s Revolving Commitment or (ii) the percentage of the total Term Loan Commitments represented by such Lender’s Term Loan Commitment, as applicable.
“Pro Rata Share” shall mean, with respect to each Lender at any time, a fraction (expressed as a percentage, carried out to the ninth decimal place), either (i) the numerator of which is the amount of the Revolving Exposure of such Lender at such time and the denominator of which is the aggregate amount of all Revolving Exposures at such time or (ii) the numerator of which is the amount of the Term Loan of such Lender at such time and the denominator of which is the aggregate amount of all Term Loans at such time, as applicable. The initial Pro Rata Shares of each Lender are set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption Agreement pursuant to which such Lender becomes a party hereto, as applicable.
“Qualified ECP Guarantor” shall mean, at any time, each Credit Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another person to qualify as an “eligible contract participant” at such time under §1a(18)(A)(v)(II) of the Commodity Exchange Act.
“Real Property” of any Person shall mean, collectively, the right, title and interest of such Person (including any leasehold, mineral or other estate) in and to any and all land, improvements and fixtures owned, leased or operated by such Person, together with, in each case, all easements, hereditaments and appurtenances relating thereto, all improvements and appurtenant fixtures and equipment, all general intangibles and contract rights and other property and rights incidental to the ownership, lease or operation thereof.

“Recovery Event” shall mean the receipt by the Company or any Restricted Subsidiaries of any cash insurance proceeds or condemnation awards payable (i) by reason of theft, loss, physical destruction, damage, taking or any other similar event with respect to any property or assets of the Company or any Restricted Subsidiaries (but not by reason of any loss of revenues or interruption of business or operations caused thereby) and (ii) under any policy of insurance required to be maintained under Section 9.03, in each case to the extent such proceeds or awards do not constitute reimbursement or compensation for amounts previously paid by the Company or any Restricted Subsidiaries in respect of any such event.
“Register” shall have the meaning provided in Section 13.15.
“Regulation D” shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.
“Regulation T” shall mean Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.
“Regulation U” shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.
“Regulation X” shall mean Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.
“Release” shall mean actively or passively disposing, discharging, injecting, spilling, pumping, leaking, leaching, dumping, emitting, escaping, emptying, pouring, seeping, migrating or the like, into, through or upon the Environment or within, from or into any building, structure, facility or fixture.
“Relevant Borrower” shall mean, with respect to any Borrowing, the Borrower requesting such Borrowing.
“Relevant Guaranteed Obligations” shall mean the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of the unpaid principal and interest on (A) each Note issued by, and (B) all Loans made to, each other Borrower under this Agreement, together with all the other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), indebtedness and liabilities (including, without limitation, indemnities, fees and interest (including any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for herein, whether or not such interest is an allowed or allowable claim in any such proceeding) thereon) of each other Borrower to the Lenders, the Administrative Agent and the Collateral Agent now existing or hereafter incurred under, arising out of or in connection with this Agreement and each other Credit Document to which each other Borrower is a party and the due performance and compliance by the Borrowers with all the terms, conditions and agreements contained in this Agreement and in each such other Credit Document and (y) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), liabilities and indebtedness (including any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for herein, whether or not such interest is an allowed or allowable claim in any such proceeding) of such Borrower or any Restricted Subsidiaries owing under any Secured Hedging Obligations and the due performance and compliance with all terms, conditions and agreements contained therein; provided, however, that for purposes of the Credit Party Guaranty and each other guarantee agreement or other instrument or document executed and delivered pursuant to this Agreement, the term “Obligations” shall not, as to any Guarantor, include any Excluded Swap Obligations.

“Relevant Guaranteed Party” shall mean (i) with respect to the Company, each U.S. Subsidiary Borrower and (ii) with respect to any U.S. Subsidiary Borrower, the Company and any other U.S. Subsidiary Borrower.
“Replaced Lender” shall have the meaning provided in Section 3.04.
“Replacement Lender” shall have the meaning provided in Section 3.04.
“Required Lenders” shall mean Non-Defaulting Lenders holding more than 50% of the sum of the (i) total Outstanding Amount and (ii) aggregate unused Commitments, held by Non-Defaulting Lenders at such time as of any date of determination. With respect to any matter requiring the approval of the Required Lenders, it is understood that Voting Participants shall have the voting rights specified in Section 13.04(l) as to such matter.
“Requirement of Law” shall mean, with respect to any Person, (i) the charter, articles or certificate of organization or incorporation and bylaws or other organizational or governing documents of such Person and (ii) any statute, law, treaty, rule, regulation, order, decree, writ, official administrative pronouncement, injunction or determination of any arbitrator or court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.
“Responsible Officer” shall mean, with respect to any Person, its chief executive officer, president, chief financial officer or any vice president, treasurer, chief accounting officer, controller or other officer of such Person having substantially the same authority and responsibility; provided that, with respect to compliance with financial covenants, “Responsible Officer” shall mean the chief executive office, chief financial officer, treasurer, chief accounting officer or controller of the Company, or any other officer of the Company having substantially the same authority and responsibility.
“Restricted Payment” shall mean, with respect to any Person, any dividend, distribution or other return on equity capital to its stockholders, partners or members or any other distribution, payment or delivery of property (other than common equity of such Person) or cash to its stockholders, partners or members as such, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for a consideration any of its Equity Interests outstanding on or after the Closing Date (or any options or warrants issued by such Person with respect to its Equity Interests), or set aside any funds for any of the foregoing purposes.
“Restricted Subsidiary” shall mean each Subsidiary of the Company other than any Unrestricted Subsidiary. The Subsidiary Borrowers shall at all times constitute Restricted Subsidiaries.
“Returns” shall have the meaning provided in Section 8.09.
“Revolving Availability Period” shall mean the period from and including the Closing Date to but excluding the earlier of the relevant Maturity Date and the date of termination of the Revolving Commitments.
“Revolving Borrowing” shall mean a Borrowing comprised of Revolving Loans.
“Revolving Commitment” shall mean, with respect to each Revolving Lender, the commitment, if any, of such Lender to make Revolving Loans hereunder up to the amount set forth and opposite such Lender’s name on Schedule 2.01 under the caption “Revolving Commitment,” or in the Assignment and Assumption Agreement pursuant to which such Lender assumed its Revolving Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.07 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 13.04. The aggregate amount of the Lenders’ Revolving Commitments on the Closing Date is $138,750,000.
“Revolving Commitment Increase” shall have the meaning provided in Section 2.13(a).
“Revolving Credit Facility” shall mean the revolving credit facility made available to the Borrowers by the Lenders pursuant to Section 2.01(a).
“Revolving Exposure” shall mean, with respect to any Revolving Lender at any time, the aggregate principal amount at such time of all outstanding Revolving Loans of such Lender.
“Revolving Lender” shall mean a Lender with a Revolving Commitment.
“Revolving Loans” shall mean advances made to or at the request of a Borrower pursuant to Section 2.01(a).
“Revolving Note” shall mean each revolving note substantially in the form of Exhibit B‑1 hereto.
“S&P” shall mean Standard & Poor’s Ratings Services, a division of the McGraw Hill Company, Inc., and any successor owner of such division.
“Sale-Leaseback Transaction” shall mean any arrangements with any Person providing for the leasing by the Company or any Restricted Subsidiaries of real or personal property which has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person in connection therewith.
“SEC” shall have the meaning provided in Section 9.01(h).
“Section 9.01 Financials” shall mean the quarterly and annual financial statements required to be delivered pursuant to Sections 9.01(a) and (b).
“Secured Hedging Obligations” shall mean obligations arising under a Hedging Agreement relating to the Term Loan and owing to a Secured Hedge Provider, up to the maximum amount specified by such provider in writing to the Administrative Agent, which amount may be established or increased (by further written notice by the Company to the Administrative Agent from time to time) as long as no Default or Event of Default then exists.
“Secured Hedge Provider” shall mean, at the time of entry into a Hedging Agreement (or, if such Hedging Agreement exists on the Closing Date, as of the Closing Date) the Administrative Agent, any Lender, any Voting Participant or any of their respective Affiliates that is providing a Hedging Agreement relating to the Term Loan; provided such provider who is not the Administrative Agent delivers written notice to the Administrative Agent, in form and substance satisfactory to the Administrative Agent, by the later of the Closing Date or ten (10) days following creation of the Hedging Agreement, (i) describing the Hedging Agreement and setting forth the notional amount hedged, and (ii) agreeing to be bound by Section 12.12.
“Secured Creditors” shall mean, collectively, the Administrative Agent, the Collateral Agent, each other Agent, the Lenders and each Secured Hedge Provider.
“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Securities Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Security Document” shall mean and include each Mortgage and, after the execution and delivery thereof, each Additional Security Document.
“Senior Notes” shall mean (a) the 5.875% Senior Notes due 2023 issued on May 8, 2013 by the Company in the aggregate principal amount of $600,000,000.
“Senior Notes Indenture” shall mean the Indenture dated as of May 8, 2013, among the Company, the guarantors party thereto and Wells Fargo Bank, as trustee, as modified, amended or supplemented through the Closing Date and as the same may be modified, amended or supplemented from time to time after the Closing Date in accordance with the terms hereof and thereof.
“Specified Credit Party” shall mean any Credit Party that is not an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 14.11 hereof).
“Specified Secured Indebtedness” shall have the meaning given to such term in Section 10.01(vi).
“Specified Secured Indebtedness Documents” shall mean all agreements and other documents evidencing or governing the Specified Secured Indebtedness (other than, for the avoidance of doubt, any of the Credit Documents or any intercreditor agreement) or providing for any guarantee, security interests or other right in respect thereof.
“Subsidiary” shall mean, as to any Person, (i) any corporation, more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency), which is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, limited liability company, unlimited liability company, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% Equity Interest at the time.
“Subsidiary Borrower” shall mean each of Resolute FP US Inc.; Fibrek Recycling U.S. Inc.; Resolute FP Augusta LLC; Atlas Southeast Papers, Inc.; Accurate Paper Holdings, LLC; and Atlas Paper Mills, LLC and any other Domestic Subsidiaries of the Company that execute a counterpart hereto and to any other applicable Credit Document as a Borrower.
“Subsidiary Guarantor” shall mean each Wholly-Owned Domestic Subsidiary of the Company (other than the Subsidiary Borrowers) in existence on the Closing Date other than (a) any Unrestricted Subsidiary and (b) any Immaterial Subsidiary (unless such Subsidiary is a Guarantor under the ABL Credit Facility or has otherwise been designated as a Guarantor hereunder by the Company), as well as each Wholly-Owned Domestic Subsidiary of the Company established, created or acquired after the Closing Date which becomes a party to this Agreement as a Subsidiary Guarantor in accordance with the requirements of this Agreement; provided that Abibow Recycling LLC shall not be required to be a Subsidiary Guarantor so long as it has no material assets or business.
“Swap Obligation” shall mean any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Tax Incentive Transaction” shall mean any arrangement between any Subsidiary of the Company and a development authority or other similar governmental authority or entity for the purpose of providing property tax incentives to such Subsidiary structured as a Sale-Leaseback Transaction whereby the development authority (i) acquires property from or on behalf of such Subsidiary, (ii) leases such property back to such Subsidiary, (iii) if and to the extent the development authority issues the bonds to finance such acquisition, 100% of such bonds are purchased and held by the Company or a Wholly-Owned Subsidiary of the Company, (iv) the rental payments on the lease (disregarding any amount that is concurrently repaid to the Company or a Subsidiary in the form of debt service on any bonds or otherwise) does not exceed amounts such Subsidiary would have paid in taxes and other amounts had the Sale-Leaseback Transaction not occurred and (v) the Company or such Subsidiary has the option to terminate its lease and reacquire the property for nominal consideration (disregarding any additional consideration that is concurrently repaid to the Company or a Subsidiary in the form of repayment of any bonds or otherwise) at any time; provided that if at any time any of the foregoing conditions shall cease to be satisfied, such transaction shall cease to be a Tax Incentive Transaction.
“Taxes” shall mean any and all present or future taxes, levies, imposts, duties, deductions, charges, fees, assessments, liabilities or withholdings imposed by any Governmental Authority, including any interest, penalties and additions to tax with respect thereto.
“Term Loan” shall mean advances made to or at the request of a Borrower pursuant to Section 2.01(b).
“Term Loan Borrowing” shall mean a Borrowing comprised of the Term Loan.
“Term Loan Commitment” shall mean, with respect to each Term Loan Lender, the commitment, if any, of such Lender to make the Term Loan hereunder up to the amount set forth and opposite such Lender’s name on Schedule 2.01 under the caption “Term Loan Commitment,” or in the Assignment and Assumption Agreement pursuant to which such Lender assumed its Term Loan Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.07 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 13.04. The aggregate amount of the Lenders’ Term Loan Commitments on the Closing Date is $46,250,000.
“Term Loan Facility” shall mean the term loan facility made available to the Borrowers by the Lenders pursuant to Section 2.01(b).
“Term Loan Lender” shall mean a Lender with a Term Loan Commitment or that holds a portion of the Term Loan.
“Term Loan Note” shall mean each term loan note substantially in the form of Exhibit B‑2 hereto.
“Test Period” shall mean each period of four consecutive fiscal quarters of the Company (in each case taken as one accounting period).
“Threshold Amount” shall mean $50,000,000.
“Tissue Conversion Asset Completion Date” shall have the meaning assigned to such term in Section 9.14.
“Tissue Project Completion Date” shall have the meaning assigned to such term in Section 9.14.

“Total Capitalization” shall mean, as of any date of determination, the sum of (i) Consolidated Net Worth, and (ii) Consolidated Funded Indebtedness of the Company and its Restricted Subsidiaries.
“Transaction” shall mean, collectively, (i) the entering into of the Credit Documents and the incurrence of Loans on the Closing Date and (ii) the payment of all Transaction Costs.
“Transaction Costs” shall mean the fees, premiums and expenses payable by the Company and its Subsidiaries in connection with the transactions described in clauses (i) through (ii) of the definition of “Transaction.”
“Type” shall mean the type of Loan determined with regard to the interest option applicable thereto, i.e., whether a Base Rate Loan or LIBOR Rate Loan.
“UCC” shall mean the Uniform Commercial Code in effect in the State of New York from time to time; provided, however, that, at any time, if by reason of mandatory provisions of law, the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York governs, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions relating to such perfection or priority and for purposes of definitions relating to such provisions.
“Unfunded Pension Liability” of any Plan shall mean the amount, if any, by which the value of the accumulated plan benefits under the Plan determined in accordance with actuarial assumptions at such time consistent with those prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds the fair market value of all plan assets of such Plan.
“United States” and “U.S.” shall each mean the United States of America.
“Unrestricted Subsidiary” shall mean (i) each Subsidiary of the Company listed on Schedule 1.01A and (ii) any Subsidiary of the Company designated by the board of directors of the Company as an Unrestricted Subsidiary pursuant to Section 9.16 subsequent to the Closing Date; provided, however, that no Subsidiary Borrower shall be designated as an Unrestricted Subsidiary.
“Unused Line Fee” shall have the meaning assigned to such term in Section 2.05(a).
“Unused Line Fee Rate” shall mean a rate per annum determined by reference to the following grid on a per annum basis based on the Average Usage as a percentage of the Revolving Commitments during the immediately preceding fiscal quarter:

Average Usage	Unused Line Fee Rate
≤ 35%	0.325%
> 35%	0.275%

“U.S. Dollars” or “Dollars” and the sign “$” shall each mean freely transferable lawful money (expressed in dollars) of the United States.
“U.S. Tax Compliance Certificate” shall have the meaning provided in Section 5.01(c).
“Voting Participant” shall have the meaning provided in Section 13.04(l).

“Voting Participant Notification” shall have the meaning provided in Section 13.04(l).
“Weighted Average Life to Maturity” shall mean, when applied to any Indebtedness at any date, the number of years obtained by dividing (i) the then outstanding principal amount of such Indebtedness into (ii) the product obtained by multiplying (x) the amount of each then remaining installment or other required scheduled payments of principal, including payment at final maturity, in respect thereof, by (y) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment.
“Wholly-Owned Domestic Subsidiary” shall mean, as to any Person, any Wholly-Owned Subsidiary of such Person which is a Domestic Subsidiary of such person.
“Wholly-Owned Foreign Subsidiary” shall mean, as to any Person, any Wholly-Owned Subsidiary of such Person which is a Foreign Subsidiary of such Person.
“Wholly-Owned Restricted Subsidiary” shall mean, as to any Person, any Wholly-Owned Subsidiary of such Person which is a Restricted Subsidiary of such Person.
“Wholly-Owned Subsidiary” shall mean, as to any Person, (i) any corporation 100% of whose capital stock is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person owns 100% of the Equity Interests at such time (other than, in the case of a Foreign Subsidiary with respect to preceding clauses (i) or (ii), director’s qualifying shares and/or other nominal amounts of shares required to be held by Persons other than the Company and any Restricted Subsidiary under applicable law).
1.02.    Terms Generally. The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall”; and the words “asset” and “property” shall be construed as having the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. The words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision of this Agreement unless the context shall otherwise require. All references herein to Articles, Sections, paragraphs, clauses, subclauses, Exhibits and Schedules shall be deemed references to Articles, Sections, paragraphs, clauses and subclauses of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Unless otherwise expressly provided herein, (a) all references to documents, instruments and other agreements (including the Credit Documents and organizational documents) shall be deemed to include all subsequent amendments, restatements, amendments and restatements, supplements and other modifications thereto, but only to the extent that such amendments, restatements, amendments and restatements, supplements and other modifications are not prohibited by any Credit Document and (b) references to any law, statute, rule or regulation shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such law. Unless otherwise specified, all references herein to times of day shall be references to Eastern Time (daylight or standard, as applicable).
Section 2    Amount and Terms of Credit.
2.01.    Commitments.

(a)    Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender agrees, severally and not jointly, to make under the Revolving Credit Facility, Revolving Loans to the Borrowers, at any time and from time to time on and after the Closing Date until the earlier of one Business Day prior to the relevant Maturity Date and the termination of the Revolving Commitment of such Lender in accordance with the terms hereof in an aggregate principal amount at any time outstanding that will not result in any Lender’s Revolving Exposure exceeding such Lender’s Revolving Commitment. Within the limits set forth above and subject to the terms, conditions and limitations set forth herein, the Borrowers may borrow, pay or prepay and reborrow Revolving Loans. All Borrowers shall be jointly and severally liable as borrowers for all Borrowings of Revolving Loans by each Borrower regardless of which Borrower received the proceeds thereof.
(b)    Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender agrees, severally and not jointly, to make its portion of the Term Loan to the Borrowers in an amount equal to such Lender’s Term Loan Commitment on the Closing Date. Any principal amount of the Term Loan that is repaid or prepaid may not be reborrowed. All Borrowers shall be jointly and severally liable as borrowers for all Borrowings of the Term Loan by each Borrower regardless of which Borrower received the proceeds thereof.
2.02.    Loans.
(a)    (i) Each Revolving Loan shall be made as part of a Borrowing consisting of Revolving Loans made by the Revolving Lenders ratably in accordance with their applicable Revolving Commitments and (ii) the Term Loan shall be made as part of a Borrowing made by the Term Loan Lenders ratably in accordance with their applicable Term Loan Commitments; provided that the failure of any Lender to make any Loan shall not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender). Revolving Loans comprising any Borrowing shall be in an aggregate principal amount that is (i) (A) in the case of LIBOR Rate Loans, an integral multiple of $250,000 and not less than $1,000,000 and (B) in the case of Base Rate Loans, an integral multiple of $250,000 and not less than $1,000,000 or (ii) equal to the remaining available balance of the applicable Revolving Commitments.
(b)    Subject to Section 3.01, each Borrowing shall be comprised entirely of Base Rate Loans or LIBOR Rate Loans, as the Relevant Borrower may request pursuant to Section 2.03. Borrowings of more than one Type may be outstanding at the same time; provided further that the Borrowers shall not be entitled to request any Borrowing that, if made, would result in more than ten (10) Borrowings of LIBOR Rate Loans outstanding hereunder at any one time. For purposes of the foregoing, Borrowings having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Borrowings.
(c)    Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds as the Administrative Agent may designate not later than 3:00 p.m., New York City time, and the Administrative Agent shall promptly credit the amounts so received to an account as directed by the Relevant Borrower in the applicable Notice of Borrowing maintained with the Administrative Agent or, if a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met or waived, return the amounts so received to the respective Lenders.

(d)    Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with paragraph (c) above, and the Administrative Agent may, in reliance upon such assumption, make available to the Relevant Borrower on such date a corresponding amount. If the Administrative Agent shall have so made funds available then, to the extent that such Lender shall not have made such portion available to the Administrative Agent, such Lender and the Relevant Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to such Borrower until the date such amount is repaid to the Administrative Agent at (i) in the case of a Borrower, as applicable, the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender, for the first such day, the Federal Funds Rate, and for each day thereafter, the Base Rate.
(e)    Notwithstanding any other provision of this Agreement, no Borrower shall be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the relevant Maturity Date.
2.03.    Borrowing Procedure. To request a Borrowing under the Revolving Credit Facility or the Term Loan, the Relevant Borrower shall notify the Administrative Agent of such request by telecopy or electronic transmission (i) in the case of a Borrowing of LIBOR Rate Loans, not later than 12:00 p.m., New York City time, three Business Days before the date of the proposed Borrowing and (ii) in the case of a Borrowing of Base Rate Loans, not later than 12:00 p.m., New York City time, one Business Day before the date of the proposed Borrowing. Notwithstanding the foregoing, all Borrowings on the Closing Date shall be Borrowings of Base Rate Loans, unless the Administrative Agent shall have received a satisfactory funding indemnity letter and advance written notice pursuant to the terms of this Section 2.03. Each such written Notice of Borrowing shall specify the following information in compliance with Section 2.02:
(a)    the aggregate amount of such Borrowing;
(b)    the date of such Borrowing, which shall be a Business Day;
(c)    whether such Borrowing is to be a Borrowing of Base Rate Loans or a Borrowing of LIBOR Rate Loans;
(d)    in the case of a Borrowing of LIBOR Rate Loans, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”;
(e)    the location and number of the account to which funds are to be disbursed;
(f)    the Facility under which the Loans are to be borrowed; and
(g)    that the conditions set forth in Section 6 or Section 7, as applicable, are satisfied or waived as of the date of the notice.
If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be a Borrowing of Base Rate Loans. If no Interest Period is specified with respect to any requested Borrowing of LIBOR Rate Loans, then the Relevant Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Notice of Borrowing in accordance with this Section 2.03, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.
2.04.    Evidence of Debt; Repayment of Loans.
(a)    Each Borrower, jointly and severally, hereby unconditionally promises to pay to the Administrative Agent (A) for the account of each Revolving Lender, the then unpaid principal amount of each Revolving Loan of such Revolving Lender, and (B) for the account of each Term Loan Lender, the then unpaid amount of the Term Loan borrowed by the Borrowers of such Term Loan Lender, in each case, on the relevant Maturity Date.
(b)    Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrowers to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement. The Company shall be entitled to review records of such accounts with prior reasonable notice during normal business hours.
(c)    The Administrative Agent shall maintain accounts in which it will record (i) the amount of each Loan made hereunder, the Type thereof, the currency thereof and the Interest Period applicable thereto; (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder; and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrowers to such Lender. The Company shall be entitled to review records of such accounts with prior reasonable notice during normal business hours.
(d)    The entries made in the accounts maintained pursuant to paragraphs (b) and (c) above shall be prima facie evidence of the existence and amounts of the obligations therein recorded absent manifest error; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of the Borrowers to repay the Loans in accordance with their terms.
(e)    Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Relevant Borrowers shall promptly prepare, execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) substantially in the form of Exhibit B‑1 or Exhibit B‑2, as applicable.
2.05.    Fees.
(a)    Unused Line Fee. With respect to the Revolving Credit Facility, the Borrowers shall, jointly and severally, pay to the Administrative Agent, for the pro rata benefit of the Revolving Lenders (other than any Defaulting Lender), a fee equal to the Unused Line Fee Rate multiplied by the amount by which the Revolving Commitments (other than Revolving Commitments of a Defaulting Lender) exceed the average daily balance of outstanding Revolving Loans during any fiscal quarter (such fee, the “Unused Line Fee”). Such fee shall accrue commencing on the Closing Date, and will be payable in arrears, on the fifth day of each fiscal quarter, commencing October 5, 2016.

(b)    Administrative Agent Fees. The Borrowers, jointly and severally, agree to pay to the Administrative Agent, for its own account, the fees payable in the amounts and at the times separately agreed upon between the Company and the Administrative Agent.
(c)    Subject to Section 2.10(a), all fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, if and as appropriate, among the applicable Lenders (other than Defaulting Lenders). Once paid, none of the fees shall be refundable under any circumstances.
2.06.    Interest on Loans.
(a)    Subject to the provisions of Section 2.06(c), the Loans comprising each Borrowing of Base Rate Loans shall bear interest at a rate per annum equal to the Base Rate plus the Applicable Margin in effect from time to time.
(b)    Subject to the provisions of Section 2.06(c), the Loans comprising each Borrowing of LIBOR Rate Loans shall bear interest at a rate per annum equal to the LIBOR Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin in effect from time to time.
(c)    Notwithstanding the foregoing, if any principal of or interest on any Loan or any fees or other amount payable by the Borrowers hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of, or interest on, any Loan, 2.00% plus the rate otherwise applicable to such Loan or (ii) in the case of any other amount, 2.00% plus the rate applicable to Base Rate Loans (in each case, the “Default Rate”).
(d)    Accrued interest on (x) each Base Rate Loan shall be payable quarterly in arrears on the first day of each fiscal quarter and on the relevant Maturity Date commencing with October 1, 2016 and (y) each LIBOR Rate Loan shall be payable on the last day of each Interest Period and on the relevant Maturity Date; provided that if any Interest Period exceeds three months, accrued interest shall be payable on the respective dates that fall every three months after the beginning of such Interest Period, and, in the case of Revolving Loans, shall be payable upon termination of the Revolving Commitments; provided further that (i) interest accrued pursuant to clause (c) of this Section 2.06 shall be payable on demand and, absent demand, on the first day of each fiscal quarter and upon termination of the Revolving Commitments, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of a Base Rate Loan prior to the end of the Revolving Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any LIBOR Rate Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.
(e)    All interest and fees hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Prime Rate component of the Base Rate shall be computed on the basis of a year of 365 days, and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Base Rate or LIBOR Rate shall be determined by the Administrative Agent in accordance with the provisions of this Agreement and such determination shall be conclusive absent manifest error.

2.07.    Termination and Reduction of Commitments.
(a)    (i) the Revolving Commitments shall automatically terminate on the Maturity Date with respect to the Revolving Credit Facility and (ii) the Term Loan Commitments shall automatically terminate on the Closing Date after the Borrowing of the Term Loan on such date.
(b)    The Company may at any time terminate, or from time to time reduce, the Revolving Commitments; provided that any such reduction shall be in an amount that is an integral multiple of $1,000,000.
(c)    The Company shall notify the Administrative Agent of any election to terminate or reduce the Revolving Commitments under paragraph (b) of this Section 2.07 at least two Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Company pursuant to this Section 2.07 shall be irrevocable except that, to the extent delivered in connection with a refinancing of the Obligations, such notice shall not be irrevocable until such refinancing is closed and funded. Any effectuated termination or reduction of the Revolving Commitments shall be permanent. Each reduction of the Revolving Commitments shall be made ratably among the Lenders in accordance with their respective Revolving Commitments.
2.08.    Interest Elections.
(a)    Each Borrowing initially shall be of the Type specified in the applicable Notice of Borrowing and, in the case of a Borrowing of LIBOR Rate Loans, shall have an initial Interest Period as specified in such Notice of Borrowing. Thereafter, the Relevant Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and may elect Interest Periods therefor, all as provided in this Section 2.08. The Relevant Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. Notwithstanding anything to the contrary, the Borrowers shall not be entitled to request any conversion or continuation that, if made, would result in more than ten (10) Borrowings of LIBOR Rate Loans outstanding hereunder at any one time.
(b)    To make an election pursuant to this Section 2.08, the Relevant Borrower shall notify the Administrative Agent of such election by electronic transmission by the time that a Notice of Borrowing would be required under Section 2.03 if such Borrower was requesting a Revolving Borrowing of the Type resulting from such election to be made on the effective date of such election, subject to Section 3.05. Each such Notice of Conversion/Continuation shall be substantially in the form of Exhibit A‑2, unless otherwise agreed to by the Administrative Agent and the relevant Borrower. Promptly after receiving any such notice, the Administrative Agent shall notify each Lender thereof.
(c)    Each written Notice of Conversion/Continuation shall be irrevocable and shall specify the following information in compliance with Section 2.02:
(i)    the Borrowing to which such Notice of Conversion/Continuation applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);
(ii)    the effective date of the election made pursuant to such Notice of Conversion/Continuation, which shall be a Business Day;
(iii)    whether the resulting Borrowing is to be a Borrowing of Base Rate Loans or a Borrowing of LIBOR Rate Loans; and
(iv)    if the resulting Borrowing is a Borrowing of LIBOR Rate Loans, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”.
If any such Notice of Conversion/Continuation requests a Borrowing of LIBOR Rate Loans but does not specify an Interest Period, then the Relevant Borrower shall be deemed to have selected an Interest Period of one month’s duration. No Borrowing may be converted into or continued as a Borrowing denominated in a different currency, but instead must be prepaid in the original currency of such Borrowing and reborrowed in the other currency.
(d)    Promptly following receipt of a Notice of Conversion/Continuation, the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting borrowing.
(e)    If a Notice of Conversion/Continuation with respect to a Borrowing of LIBOR Rate Loans is not timely delivered prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to a Borrowing of Base Rate Loans. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Company, then, after the occurrence and during the continuance of such Event of Default (i) no outstanding Borrowing may be converted to or continued as a Borrowing of LIBOR Rate Loans and (ii) unless repaid, each Borrowing of LIBOR Rate Loans shall be converted to a Borrowing of Base Rate Loans at the end of the Interest Period applicable thereto.
2.09.    Optional and Mandatory Prepayments of Loans.
(a)    Optional Prepayments. Any Borrower shall have the right, at any time and from time to time to prepay, without premium or penalty, any Borrowing, in whole or in part, subject to the requirements of this Section 2.09; provided that each partial prepayment shall be in an amount that is an integral multiple of $250,000.
(b)    Mandatory Prepayments.
(v)    Dispositions. If any Credit Party sells, transfers or disposes of any Collateral (other than pursuant to an Excluded Asset Disposition) with a value (determined on a cost basis) in excess of $25,000,000 in the aggregate in any fiscal year, the Borrowers shall prepay the Obligations in an aggregate amount equal to 100% of the Net Cash Proceeds thereof that is in excess of $25,000,000 for such fiscal year within three (3) Business Days upon receipt thereof by such Person; provided, however, that, with respect to any such Net Cash Proceeds realized under a sale, transfer or disposition described in this Section 2.09

(b)(i), at the election of the Company (as notified by the Company to the Administrative Agent on or prior to the date of such sale, transfer or disposition), and so long as no Event of Default shall have occurred and be continuing, such Credit Party may reinvest all or any portion of such Net Cash Proceeds in operating assets performing the same or a similar function or otherwise used in the business of a Credit Party and constituting Collateral so long as within 365 days after the receipt of such Net Cash Proceeds, such purchase shall have been consummated (as certified by the Borrowers in writing to the Administrative Agent); and provided further, however, that any Net Cash Proceeds not so reinvested shall be immediately applied to the prepayment of the Obligations as set forth in this Section 2.09(b)(i) immediately upon the earlier of (x) the request of the Required Lenders following the occurrence of an Event of Default and (y) the expiration of such 365 day period.
(vi)    Recovery Events. If any Credit Party receives proceeds of insurance, a condemnation award, or other compensation in respect of any Recovery Event or Recovery Events affecting any Collateral with a value (determined on a cost basis) in excess of $25,000,000 in the aggregate in any fiscal year, the Borrowers shall prepay the Obligations in an aggregate amount equal to 100% of the Net Cash Proceeds thereof that is in excess of $25,000,000 for such fiscal year within three (3) Business Days upon receipt thereof by such Person; provided, however, that, with respect to any such Net Cash Proceeds realized under a Recovery Event described in this Section 2.09(b)(ii), at the election of the Company (as notified by the Company to the Administrative Agent on or prior to the date of such receipt), and so long as no Event of Default shall have occurred and be continuing, such Credit Party may apply all or any portion of such Net Cash Proceeds to the repair of such property or to replacement property constituting Collateral so long as within 365 days after the receipt of such Net Cash Proceeds, such repair or replacement shall have been completed (as certified by the Borrowers in writing to the Administrative Agent); and provided further, however, that any Net Cash Proceeds not so reinvested shall be immediately applied to the prepayment of the Obligations as set forth in this Section 2.09(b)(ii) immediately upon the earlier of (x) the request of the Required Lenders following the occurrence of an Event of Default and (y) the expiration of such 365 day period.
(vii)    Collateral Coverage Ratio. If upon any Appraisal Test Date, the Collateral Coverage Ratio is less than 1.8:1.0, the Borrowers shall promptly either (A) prepay the Obligations, (B) reduce the unfunded portion of the Revolving Commitments pursuant to Section 2.07(b), (C) to the extent (and for so long as) no Event of Default exists, within 180 days, pursuant to an election by written notice to the Administrative Agent, pledge additional assets to be mutually agreed upon by the Company and the Administrative Agent or (D) any combination of the foregoing, in an aggregate amount sufficient to cause the Collateral Coverage Ratio to be not less than 1.8:1.0.
(c)    Application of Prepayments.
(i)    Prior to any optional or mandatory prepayment of Borrowings hereunder, the Relevant Borrower shall, subject to the immediately succeeding sentence, select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to this paragraph (i) of Section 2.09(c). All mandatory prepayments shall be applied as follows: first, to fees and reimbursable expenses of the Administrative Agent and the Collateral Agent then due and payable pursuant to the Credit Documents; second, to interest then due and payable on the Loans and other amounts due pursuant to

Sections 3.02 and 5.01; third, to the principal balance of the Term Loan until the same has been prepaid in full; fourth, to the principal balance of the Revolving Loans until the same have been prepaid in full (with a corresponding permanent reduction of the Revolving Commitments); and fifth; returned to the Relevant Borrower or to such party as otherwise required by law. Amounts applied to prepay the Revolving Loans pursuant to this Section 2.09 may not be re-borrowed.
(ii)    Amounts to be applied pursuant to this Section 2.09 shall be applied, as applicable, first to reduce outstanding Base Rate Loans. Any amounts remaining after each such application shall be applied to prepay LIBOR Rate Loans.
(d)    Notice of Prepayment. The Relevant Borrower shall notify the Administrative Agent by telecopy or electronic transmission of any prepayment of the Loans hereunder (i) in the case of prepayment of a Borrowing of LIBOR Rate Loans, not later than 12:00 p.m., New York City time, three Business Days before the date of prepayment and (ii) in the case of prepayment of a Borrowing of Base Rate Loans, not later than 12:00 p.m., New York City time, on the date of prepayment. Each such notice shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment. Each notice of prepayment pursuant to this Section shall be irrevocable, except that such Borrower may, by subsequent notice to the Administrative Agent, revoke any such notice of prepayment if such notice of revocation is received not later than 10:00 a.m. (New York City time) on the day on which such prepayment is scheduled to occur and, provided that (i) such Borrower reimburses each Lender pursuant to Section 3.02 for any funding losses within five Business Days after receiving written demand therefor and (ii) the amount of Loans as to which such revocation applies shall be deemed converted to (or continued as, as applicable) Base Rate Loans in accordance with the provisions of Section 2.08 as of the date of notice of revocation (subject to subsequent conversion in accordance with the provisions of this Agreement). Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.06.
2.10.    Payments Generally; Pro Rata Treatment; Sharing of Setoffs.
(a)    Each Borrower shall make each payment required to be made by it hereunder or under any other Credit Document (whether of principal, interest, fees or reimbursement of amounts payable under Sections 3.01, 3.02 and 5.01 or otherwise) at or before the time expressly required hereunder or under such other Credit Document for such payment (or, if no such time is expressly required, prior to 2:00 p.m., New York City time), on the date when due, in U.S. Dollars in immediately available funds, without setoff or counterclaim. Any amounts received after the required time on any date may, in the reasonable discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at the Payment Office, except that payments pursuant to Sections 3.01, 3.02, 5.01 and 13.01 shall be made to the Administrative Agent for the benefit of the Persons entitled thereto and payments pursuant to other Credit Documents shall be made to the Administrative Agent for the benefit of the Persons specified therein. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Credit Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension.
(b)    If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied in the manner as provided in Section 2.09(c) or 11.11 hereof, as applicable, ratably among the parties entitled thereto.
(c)    If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans or portion of the Term Loan resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans and its portion of the Term Loan and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans and the Term Loan of other applicable Lenders to the extent necessary so that the benefit of all such payments shall be shared by the applicable Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans and portion of the Term Loan; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by any Borrower pursuant to and in accordance with the express terms of this Agreement (including, but not limited to, Section 13.12) or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Company or Affiliate thereof or any Subsidiary of the Company (as to which the provisions of this paragraph shall apply). Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Credit Parties rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of a Credit Party in the amount of such participation.
(d)    Unless the Administrative Agent shall have received notice from the Relevant Borrower prior to the date on which any payment is due under the applicable Facility to the Administrative Agent for the account of the applicable Lenders hereunder that such Borrower will not make such payment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if such Borrower has not in fact made such payment, then each of the Lenders under the applicable Facility, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.
(e)    If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.02(c), 2.02(f), 2.10(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the

Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid.
2.11.    Defaulting Lenders.
(a)    Reallocation of Pro Rata Share; Amendments. For purposes of determining the Lenders’ obligations to fund or acquire participations in Loans, the Administrative Agent shall exclude the Commitments and Loans of any Defaulting Lender(s) from the calculation of Pro Rata Shares. A Defaulting Lender shall have no right to vote on any amendment, waiver or other modification of a Credit Document, except to the limited extent provided in Section 13.12. In no event shall any Lender’s obligations pursuant to this Section 2.11(a) cause such Lender to exceed its aggregate Commitment.
(b)    Payments; Fees. The Administrative Agent may, in its discretion, receive and retain any amounts payable to a Defaulting Lender under the Credit Documents, and a Defaulting Lender shall be deemed to have assigned to the Administrative Agent such amounts until all Obligations owing to the Administrative Agent, Non-Defaulting Lenders and other Secured Creditors have been paid in full. The Administrative Agent may apply such amounts to the Defaulting Lender’s defaulted obligations or readvance the amounts to the Company hereunder. A Lender shall not be entitled to receive any fees accruing hereunder during the period in which it is a Defaulting Lender, and the unfunded portion of its Commitment shall be disregarded for purposes of calculating the Unused Line Fee under Section 2.05(a).
(c)    Cure. The Company and Administrative Agent may agree in writing that a Lender is no longer a Defaulting Lender. At such time, Pro Rata Shares shall be reallocated without exclusion of such Lender’s Commitments and Loans, and all outstanding Loans and other exposures under the Commitments shall be reallocated among Lenders and settled by the Administrative Agent (with appropriate payments by the reinstated Lender) in accordance with the readjusted Pro Rata Shares. Unless expressly agreed in writing by the Company and Administrative Agent, no reinstatement of a Defaulting Lender shall constitute a waiver or release of claims against such Lender. The failure of any Lender to fund a Loan or otherwise to perform its obligations hereunder shall not relieve any other Lender of its obligations, and no Lender shall be responsible for default by another Lender.
2.12.    [Reserved].
2.13.    Commitment Increases.
(a)    Subject to the terms and conditions set forth herein, after the Closing Date, the Company shall have the right to request, by written notice to the Administrative Agent, (i) an increase in the Revolving Commitments (a “Revolving Commitment Increase”), (ii) an increase in the aggregate amount of the Term Loan and/or the addition of a separate term loan facility (an “Additional Term Loan Facility”) (each such increase or separate facility pursuant to the foregoing clauses (i), (ii) and (iii), an “Accordion Increase”) in an aggregate amount not to exceed $175,000,000; provided that (x) any Accordion Increase shall be on the terms (including, in the case of a Revolving Commitment Increase or increase in the aggregate amount of the Term Loan, the Latest Maturity Date) and pursuant to the documentation to be agreed upon by the Lenders providing such Accordion Increase, (y) the Company shall only be permitted to request two Accordion Increases during the term of this Agreement and (z) any Accordion Increase shall be in a minimum amount of $25,000,000 or, if less than $25,000,000 is available, the amount left available.

(b)    Each notice submitted pursuant to this Section 2.13 (an “Accordion Increase Notice”) requesting an Accordion Increase shall specify the amount of the increase in the Revolving Commitments or the Term Loan or the amount of the new term loan being requested. Upon receipt of an Accordion Increase Notice, the Administrative Agent may (at the direction of the Company) promptly notify the applicable Lenders and each such Lender may (subject to the Company’s consent) have the right to elect to (x) have its Revolving Commitment or Term Loan Commitment increased by its Pro Rata Share (it being understood and agreed that a Lender may elect to have its Revolving Commitment or Term Loan Commitment increased in excess of its Pro Rata Share in its discretion if any other Lender declines to participate in the Accordion Increase) of the requested increase in Revolving Commitments or Term Loan Commitments, as applicable or (y) issue a commitment under the Additional Term Loan Facility; provided that (i) each Lender may elect or decline, in its sole discretion, to participate in any Accordion Increase, it being understood that no Lender shall be obligated to participate in an Accordion Increase unless it, in its sole discretion, so agrees and, if a Lender fails to respond to any Accordion Increase Notice within five (5) Business Days after such Lender’s receipt of such request, such Lender shall be deemed to have declined to participate in such Accordion Increase; (ii) if any Lender declines to participate in any Accordion Increase and, as a result, commitments from additional financial institutions are required in connection with the Accordion Increase, any Person or Persons providing such commitment shall be subject to the written consent of the Administrative Agent (in each case, such consent not to be unreasonably withheld or delayed); (iii) in no event shall a Defaulting Lender be entitled to participate in such Accordion Increase; (iv) neither the funding of the Accordion Increase nor the existence of the Liens securing such Accordion Increase would violate the terms of the Senior Notes Indenture. In the event that any Lender or other Person agrees to participate in any Accordion Increase (each an “Increase Loan Lender”), such Accordion Increase shall become effective on such date as shall be mutually agreed upon by the Increase Loan Lenders and the Company, which date shall be as soon as practicable after the date of receipt of the Accordion Increase Notice (such date, the “Increase Date”); provided that the establishment of such Accordion Increase shall be subject to the satisfaction of each of the following conditions: (1) no Default or Event of Default would exist after giving effect thereto; (2) the Accordion Increase shall be effected pursuant to one or more joinder agreements executed and delivered by the Company, the Administrative Agent, and the Increase Loan Lenders, each of which shall be reasonably satisfactory to the Company, the Administrative Agent, and the Increase Loan Lenders; (3) the Credit Parties shall execute and deliver or cause to be executed and delivered to the Administrative Agent such amendments to the Credit Documents, legal opinions and other documents as the Administrative Agent may reasonably request in connection with any such transaction, which amendments, legal opinions and other documents shall be reasonably satisfactory to the Administrative Agent; (4) the representations and warranties contained in Section 8 shall be true and correct in all material respects (or in all respects to the extent that any representation or warranty is qualified by materiality) as of the Increase Date; (5) the Borrowers shall have paid to the Administrative Agent and the Increase Loan Lenders such additional fees as may be agreed to be paid by the Borrowers in connection therewith; and (6) the Company shall be in compliance with the Collateral Coverage Ratio on a pro forma basis after giving effect to such Accordion Increase.
(c)    On the Increase Date, upon fulfillment of the conditions set forth in this Section 2.13, (i) with respect to any Revolving Commitment Increase, the Administrative Agent shall effect a settlement of all outstanding Revolving Loans among the Lenders that will reflect the adjustments to the Revolving Commitments of the Lenders as a result of the Revolving Commitment Increase, (ii) the Administrative Agent shall notify the Lenders and Credit Parties of the occurrence of the Accordion Increase to be effected on the Increase Date, (iii) Schedule 2.01 shall be deemed modified to reflect the revised and/or new Commitments of the affected Lenders and (iv) Notes will be issued, at the expense of the Borrowers, to any Lender participating in the Accordion Increase and requesting a Note.
(d)    The terms and provisions of (x) the Revolving Commitment Increase shall be identical to the Revolving Loans and the Revolving Commitments and, for purposes of this Agreement and the other Credit Documents, all Revolving Loans made under the Revolving Commitment Increase shall be deemed to be Revolving Loans and (y) any Accordion Increase to the existing Term Loan Facility (other than an Additional Term Loan Facility) shall be identical to the Term Loan and the Term Loan Commitments and, each loan made in connection with an Accordion Increase to the existing Term Loan Facility (other than an Additional Term Loan Facility) shall constitute an increase to the existing Term Loan hereunder. Without limiting the generality of the foregoing,
(i)    With respect to any Revolving Commitment Increase, (A) the rate of interest applicable to the Revolving Commitment Increase shall be the same as the rate of interest applicable to the existing Revolving Loans, (B) unused line fees applicable to the Revolving Commitment Increase shall be calculated using the same Unused Line Fee Rates applicable to the existing Revolving Loans, (C) the Revolving Commitment Increase shall share ratably in any mandatory prepayments of the Revolving Loans, (D) after giving effect to such Revolving Commitment Increases, Revolving Commitments shall be reduced based on each Lender’s Pro Rata Percentage, and (E) the Revolving Commitment Increase shall rank pari passu in right of payment and security with the existing Revolving Loans.
(ii)    With respect to any increase to the existing Term Loan, (A) the rate of interest applicable to such Accordion Increase shall be the same as the rate of interest applicable to the existing Term Loan, (B) such Accordion Increase shall share ratably in any mandatory prepayments of the Term Loan, (C) after giving effect to such Accordion Increase, the Term Commitments shall be reduced based on each Lender’s Pro Rata Percentage, and (D) such Accordion Increase shall rank pari passu in right of payment and security with the existing Term Loan.
(iii)    With respect to any Additional Term Loan Facility, (A) the Company and each Increase Loan Lender providing an Additional Term Loan Facility shall execute and deliver to the Administrative Agent an Additional Term Loan Facility Agreement and such other documentation as the Administrative Agent shall reasonably specify to evidence the commitment of such Increase Loan Lender, (B) the Additional Term Loan Facility Agreement shall specify the pricing, maturity date and other terms of the Additional Term Loan Facility, (C) the final maturity date of the Additional Term Loan Facility shall be no earlier than the Maturity Date for the existing Term Loan, (D) the weighted average life to maturity of the Additional Term Loan Facility shall be no shorter than the remaining weighted average life to maturity of the Term Loan and other existing Additional Term Loan Facility, (E) the Additional Term Loan Facility shall rank pari passu in right of payment and security with the existing Term Loan, and (F) the other terms and documentation in respect of the Additional Term Loan Facility, to the extent not consistent with the existing Term Loan, shall be as agreed between the Company and the Increase Loan Lenders providing the Additional Term Loan Facility (but in any case subject to the specific limitations and requirements set forth above) and the Administrative Agent.

(iv)    Each joinder agreement and any amendment to any Credit Document requested by the Administrative Agent in connection with the establishment of an Accordion Increase may, without the consent of any of the Lenders, effect such amendments to this Agreement (each, an “Accordion Agreement”) and the other Credit Documents as may be reasonably necessary or appropriate, in the opinion of the Administrative Agent and the Company, to effect the provisions of this Section 2.13.
2.14.    Subsidiary Borrowers.
(a)    The Company may at any time, upon not less than 10 Business Days’ notice from the Company to the Administrative Agent (or such shorter period as may be agreed by the Administrative Agent in its sole discretion), designate any one or more Domestic Subsidiaries of the Company (an “Applicant Borrower”) as a Borrower to receive Loans hereunder by delivering to the Administrative Agent (which shall promptly deliver counterparts thereof to each Lender) a duly executed notice and agreement in substantially the form of Exhibit I (a “Borrower Designation Request and Assumption Agreement”). The parties hereto acknowledge and agree that prior to any Applicant Borrower becoming entitled to utilize the credit facilities provided for herein the Administrative Agent and the Lenders shall have received such supporting resolutions, constitutional documents, incumbency certificates, opinions of counsel, Security Documents, valuations and other documents, instruments or information (including any “know-your-customer” information requested by the Administrative Agent, in form, content and scope reasonably satisfactory to the Administrative Agent, as may be required by the Administrative Agent or the Required Lenders in their sole discretion, and Notes signed by such new Borrowers to the extent any Lenders so require. If the Administrative Agent agrees that an Applicant Borrower shall have satisfied all of the requirements of this Section 2.14 and, therefore, be entitled to receive Loans hereunder, then promptly following receipt of all such requested resolutions, incumbency certificates, Security Documents, opinions of counsel and other documents, instruments or information, the Administrative Agent shall send a notice in substantially the form of Exhibit H (a “Borrower Designation Notice”) to the Company and the Lenders specifying the effective date upon which the Applicant Borrower shall constitute a Borrower, whereupon each of the Lenders agrees to permit such Applicant Borrower to become a Borrower and to receive Loans hereunder, on the terms and conditions set forth herein, and each of the parties agrees that such Applicant Borrower otherwise shall be a Borrower for all purposes of this Agreement; provided that no Notice of Borrowing may be submitted by or on behalf of such Applicant Borrower until the date three Business Days after such effective date.
(b)    The Company may from time to time, upon not less than 10 Business Days’ notice from the Company to the Administrative Agent (or such shorter period as may be agreed by the Administrative Agent in its sole discretion), terminate any Domestic Subsidiary’s status as a Borrower; provided that there are no outstanding Loans payable by such Borrower or other amounts payable by such Borrower on account of any Credit Extensions made to it, as of the effective date of such termination (unless such Loans and other Obligations have been assumed by another Borrower). Following the termination of any Subsidiary’s status as a Borrower hereunder, such Subsidiary shall, subject to the terms of Section 9.16, remain a Subsidiary Guarantor and shall remain subject to the terms of this Agreement. The Administrative Agent will promptly notify the Lenders of any such termination of a Subsidiary Borrower’s status.
Section 3    Yield Protection, Illegality and Replacement of Lenders.

3.01.    Increased Costs, Illegality, etc.
(a)    In the event that any Lender shall have determined (which determination shall, absent demonstrable error, be final and conclusive and binding upon all parties hereto but, with respect to clause (i) below, may be made only by the Administrative Agent):
(i)    on any Interest Determination Date that, by reason of any changes arising after the date of this Agreement affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of “LIBOR Rate”;
(ii)    at any time, that such Lender shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any LIBOR Rate Loan because of any change since the Closing Date in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) or in the official interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, official guideline or request, such as, but not limited to: (A) any Tax imposed on any Lender (except Indemnified Taxes or Other Taxes indemnified under Section 5.01 or any Excluded Taxes) or (B) a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the LIBOR Rate; or
(iii)    at any time, that the making or continuance of any LIBOR Rate Loan has been made (x) unlawful by any law or governmental rule, regulation or order, (y) impossible by compliance by any Lender in good faith with any governmental request (whether or not having force of law) or (z) impracticable as a result of a contingency occurring after the Closing Date which materially and adversely affects the interbank Eurodollar market;
then, and in any such event, such Lender (or the Administrative Agent, in the case of clause (i) above) shall promptly give notice in writing to the Company and, except in the case of clause (i) above, to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Lenders). Thereafter (x) in the case of clause (i) above, LIBOR Rate Loans shall no longer be available until such time as the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion/Continuation given by the Relevant Borrower with respect to LIBOR Rate Loans which have not yet been incurred (including by way of conversion) shall be deemed rescinded by the applicable Borrowers, (y) in the case of clause (ii) above, each Borrower, jointly and severally, agrees to pay, to such Lender, upon such Lender’s written request therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as shall be required to compensate such Lender for such increased costs or reductions in amounts received or receivable hereunder (a written notice setting forth the additional amounts owed to such Lender, showing in reasonable detail the basis for the calculation thereof, shall be submitted to the Company by such Lender and shall, absent demonstrable error, be final and conclusive and binding on all the parties hereto), (z) in the case of clause (iii) above, the Borrowers shall take one of the actions specified in Section 3.01(b) as promptly as possible and, in any event, within the time period required by law.
(b)    At any time that any LIBOR Rate Loan is affected by the circumstances described in Section 3.01(a)(ii), the Relevant Borrower may, and in the case of a LIBOR Rate Loan affected by the circumstances described in Section 3.01(a)(iii), the Relevant Borrower shall either (x) if the affected LIBOR Rate Loan is then being made initially or pursuant to a conversion, cancel such Borrowing by giving the Administrative Agent written notice on the same date that the Relevant Borrower was notified by the affected Lender or the Administrative Agent pursuant to Section 3.01(a)(ii) or (iii) or (y) if the affected LIBOR Rate Loan is then outstanding, upon at least three Business Days’ written notice to the Administrative Agent, require the affected Lender to convert such LIBOR Rate Loan into a Base Rate Loan at the end of the applicable Interest Period, or such earlier date as may be required by applicable law, provided that if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this Section 3.01(b).
(c)    If any Lender determines that after the Closing Date the introduction of or any change in any applicable law or governmental rule, regulation, order, guideline, directive or request (whether or not having the force of law) concerning capital adequacy or liquidity, or any change in interpretation or administration thereof by the NAIC or any Governmental Authority, central bank or comparable agency, will have the effect of increasing the amount of capital or liquidity required or expected to be maintained by such Lender or any corporation controlling such Lender based on the existence of such Lender’s Commitments hereunder or its obligations hereunder, then, each Borrower, jointly and severally, agrees to pay to such Lender, upon its written demand therefor, such additional amounts as shall be required to compensate such Lender or such other corporation for the increased cost to such Lender or such other corporation or the reduction in the rate of return to such Lender or such other corporation as a result of such increase of capital or liquidity. In determining such additional amounts, each Lender will act reasonably and in good faith and will use averaging and attribution methods which are reasonable, provided that such Lender’s determination of compensation owing under this Section 3.01(c) shall, absent demonstrable error, be final and conclusive and binding on all the parties hereto. Each Lender, upon determining that any additional amounts will be payable pursuant to this Section 3.01(c), will give prompt written notice thereof to the Company, which notice shall show in reasonable detail the basis for calculation of such additional amounts.
(d)    Notwithstanding anything in this Agreement to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III ((x) and (y) collectively referred to as “Dodd-Frank and Basel III”), shall be deemed to be a change after the Closing Date in a Requirement of Law or government rule, regulation or order, regardless of the date enacted, adopted, issued or implemented (including for purposes of this Section 3.01).
(e)    Notwithstanding anything in this Agreement to the contrary, the Borrower shall not be required to compensate a Lender pursuant to this Section (i) for any increased costs incurred or reductions suffered more than 90 days prior to the date that such Lender notifies the Borrower of such Lender’s intention to claim compensation under this Section 3.01; provided, however, that, if the introduction or change referred to in Section 3.01(a)(ii) or 3.01(c) giving rise to such increased costs or reductions is retroactive, then the 90-day period referred to above shall be extended to include the period of retroactive effect thereof; or (ii) such Lender is not charging such costs or reduced return to its borrowers generally with respect to which it has the right to charge such costs.

(f)    Cost of Funds True-Up. The Borrowers acknowledge that the LIBOR Rate may not represent the true cost of funds incurred by the Lenders in connection with making LIBOR Rate Loans under the Term Loan available to the Borrowers. In recognition of the foregoing, the Borrowers agree that, if the Current Cost of Funds (as defined below) for the seven (7) day period ending on each of the third and sixth anniversaries of the Closing Date (each a “Reset Date”) differs from the Closing Date Cost of Funds (as defined below) by more than 15 basis points (in either direction), the Administrative Agent shall have the right, in the case of an increase in the Current Cost of Funds from the Closing Date Cost of Funds, and the obligation, in the case of a decrease in the Current Cost of Funds from the Closing Date Cost of Funds, to adjust the LIBOR Rate applicable to the Term Loan by 100% of the number of basis points by which the Current Cost of Funds differs from the Closing Date Cost of Funds, which increase or decrease shall remain in effect until the earlier of (x) the next Reset Date and (y) repayment in full of all Obligations with respect to the Term Loan Facility. As used herein:
(x)    “Closing Date Cost of Funds” means 18 basis points, which is the difference between (A) the all-in LIBOR Floating Note Rate cost of funds paid by the Farm Credit Lenders as indicated by the Farm Credit Funding Corporation and (B) the one-month LIBOR Rate as of the Closing Date.
(y)    “Current Cost of Funds” means, as of any Reset Date, the difference, if any, between the average all-in LIBOR Floating Note Rate cost of funds paid by the Farm Credit Lenders as indicated by the Farm Credit Funding Corporation for the seven (7) day period ending on such Reset Date and the average one-month LIBOR Rate for such seven (7) day period.
(z)     “LIBOR Floating Note Rate” means, as of any date, the estimated funding cost (not the actual sale price), including standard underwriting fees, for new 3-year floating rate farm credit debt securities issued into the primary market based on market observations on such date indicated at approximately 9:30 a.m. Eastern time; provided that such indications represent the Farm Credit Funding Corporation's best estimate of the cost of new debt issues based on a combination of daily surveys of selected farm credit selling group members (participating bond dealers) and ongoing monitoring of the fixed income markets for actual, recent, primary market issuance by other government-sponsored of similar bonds and notes and pricing within related derivative markets, particularly the interest rate swap market. Historical information on such funding costs is available, for the prior week, on the Farm Credit Funding Corporation’s website (http://www.farmcreditfunding.com/ffcb_live/fundingCostIndex.html) under the “Output” tab of the most recent spreadsheet.
3.02.    Compensation. Each Borrower, jointly and severally, agrees to compensate each Lender, upon its written request (which request shall set forth in reasonable detail the basis for requesting such compensation and the calculation of the amount of such compensation), for all losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund its LIBOR Rate Loans but excluding loss of the Applicable Margin or other anticipated profits) which such Lender may sustain: (i) if for any reason (other than a default by such Lender or the Administrative Agent) a Borrowing of, or conversion from or into, LIBOR Rate Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion/Continuation (whether or not withdrawn by the applicable Borrower or deemed withdrawn pursuant to Section 3.01(a)); (ii) if any prepayment or repayment (including any termination or reduction of Commitments made pursuant to Section 2.07 or as a result of an acceleration of the Loans pursuant to Section 11) or conversion of any of its LIBOR Rate Loans occurs on a date which is not the last day of an Interest Period with respect thereto; (iii) if any prepayment of any LIBOR Rate Loans is not made on any date specified in a notice of termination or reduction given by the Company; (iv) as a consequence of (x) any other default by any Borrower to repay its LIBOR Rate Loans when required by the terms of this Agreement or any Note held by such Lender or (y) any election made pursuant to Section 3.01(b).
3.03.    Change of Lending Office. Each Lender agrees that on the occurrence of any event giving rise to the operation of Section 3.01(a)(ii) or (iii), Section 3.01(c) or Section 5.01 with respect to such Lender, it will, if requested by the Company, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event; provided that such designation is made on such terms that such Lender and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this Section 3.03 shall affect or postpone any of the obligations of the Borrowers or the right of any Lender provided in Sections 3.01 and 5.01.
3.04.    Replacement of Lenders. (x) If any Lender becomes a Defaulting Lender, (y) upon the occurrence of an event giving rise to the operation of Section 3.01(a)(ii) or (iii), Section 3.01(c) or Section 5.01 with respect to such Lender or (z) in the case of a refusal by a Lender to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders as (and to the extent) provided in Section 13.12(b), the Company shall have the right, if no Event of Default then exists (or, in the case of preceding clause (z), will exist immediately after giving effect to such replacement), to replace such Lender (the “Replaced Lender”) with one or more other Eligible Assignees, none of whom shall constitute a Defaulting Lender at the time of such replacement (collectively, the “Replacement Lender”) and each of whom shall be required to be reasonably acceptable to the Administrative Agent (to the extent the Administrative Agent’s consent would be required for an assignment to such Replacement Lender pursuant to Section 13.04); provided that (i) at the time of any replacement pursuant to this Section 3.04, the Replacement Lender shall enter into one or more Assignment and Assumption Agreements pursuant to Section 13.04(b) (and with all fees payable pursuant to Section 13.04(c) to be paid by the Replacement Lender and/or the Replaced Lender (as may be agreed to at such time by and among the Company, the Replacement Lender and the Replaced Lender)) pursuant to which the Replacement Lender shall acquire all of the Commitments and outstanding Loans of, the Replaced Lender and, in connection therewith, shall pay to (x) the Replaced Lender in respect thereof an amount equal to the sum of (I) an amount equal to the principal of, and all accrued interest on, all outstanding Loans of the respective Replaced Lender and (II) an amount equal to all accrued, but theretofore unpaid, fees owing to the Replaced Lender pursuant to Section 2.05 and (ii) all obligations of each Borrower due and owing to the Replaced Lender at such time (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Lender concurrently with such replacement. Upon receipt by the Replaced Lender of all amounts required to be paid to it pursuant to this Section 3.04, the Administrative Agent shall be entitled (but not obligated) and authorized to execute an Assignment and Assumption Agreement on behalf of such Replaced Lender, and any such Assignment and Assumption Agreement so executed by the Administrative Agent and the Replacement Lender shall be effective for purposes of this Section 3.04 and Section 13.04. Upon the execution of the respective Assignment and Assumption Agreement, the payment of amounts referred to in clauses (i) and (ii) above, recordation of the assignment on the Register pursuant to Section 13.15 and, if so requested by the Replacement Lender, delivery to the Replacement Lender of the appropriate Note or Notes executed by the applicable Borrower, (x) the Replacement Lender shall become a Lender hereunder and the Replaced Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions under this Agreement

(including, without limitation, Sections 3.01, 3.02, 5.01, 12.07 and 13.01), which shall survive as to such Replaced Lender. In connection with any replacement of Lenders pursuant to, and as contemplated by, this Section 3.04, each Borrower hereby irrevocably authorizes the Company to take all necessary action, in the name of such Borrower, as described above in this Section 3.04 in order to effect the replacement of the respective Lender or Lenders in accordance with the preceding provisions of this Section 3.04.
Section 4     [Reserved].
Section 5    Taxes.
5.01.    Net Payments.
(a)    All payments made by or on account of any Credit Party under any Credit Document shall be made free and clear of, and without deduction or withholding for, any Taxes, except as required by applicable law. If any Taxes are required by applicable law to be withheld or deducted by any applicable withholding agent from such payments, (i) to the extent such deduction or withholding is on account of an Indemnified Tax or Other Tax, the sum payable shall be increased by the applicable Credit Party as necessary so that after all required deductions or withholding (including deduction or withholdings applicable to additional sums payable under this Section 5.01) have been made, the Lender (or the Administrative Agent if the Administrative Agent receives the payment for its own account) receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) the applicable withholding agent will make such deductions or withholdings, and (iii) the applicable withholding agent shall timely pay the full amount deducted or withheld to the relevant Governmental Authority. In addition, the Credit Parties shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law. The Credit Parties will furnish to the Administrative Agent within 45 days after the date the payment by any of them of any Indemnified Taxes or Other Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by the applicable Credit Party. The Credit Parties jointly and severally agree, to indemnify and hold harmless the Administrative Agent and each Lender, and reimburse the Administrative Agent and each Lender, within 10 days of written request therefor, for the amount of any Indemnified Taxes or Other Taxes payable or paid by the Administrative Agent or such Lender or required to be withheld or deducted in respect of any payment to the Administrative Agent or such Lender under any Credit Document, and any Other Taxes (including any Indemnified Taxes and Other Taxes imposed on or attributable to amounts payable under this Section 5.01), and any reasonable out-of-pocket expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability prepared in good faith and delivered by such Administrative Agent or Lender (or by the Administrative Agent on behalf of a Lender) shall be conclusive absent manifest error.
(b)    Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Credit Document shall deliver to the Company and the Administrative Agent, at the time or times reasonably requested by the Company or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Company or the Administrative Agent, certifying as to any entitlement of such Lender to an exemption from, or a reduce rate of, withholding Tax. In addition, each Lender shall deliver to the Company and the Administrative Agent, at the time or times reasonably requested by the Company or the Administrative Agent, such other documentation prescribed by applicable law or reasonably requested by the Company or the Administrative Agent as will enable the Company or the

Administrative Agent to determine whether such Lender is subject to backup withholding or information reporting requirements. Each Lender shall, whenever a lapse in time or change in circumstances renders such documentation (including any specific documents required below in Section 5.01(c)) expired, obsolete or inaccurate in any respect, deliver promptly to the Company and the Administrative Agent updated or other appropriate documentation (including any new documentation reasonably requested by the Company or the Administrative Agent) or promptly notify the Company and the Administrative Agent in writing of its inability to do so.
(c)    Without limiting the generality of the foregoing: (x) each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall deliver to the Company and the Administrative Agent on or prior to the date on which it becomes a party to this Agreement, (i) two accurate and complete original signed copies of (A) Internal Revenue Service Form W‑8BEN or W-8BEN-E (or successor form) claiming eligibility for benefits of an income tax treaty to which the United States is a party or (B) Internal Revenue Service Form W‑8ECI (or successor form) or (ii) in the case of a Lender claiming exemption from U.S. federal withholding Tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest,” a certificate substantially in the form of Exhibit C (any such certificate, a “U.S. Tax Compliance Certificate”) and two accurate and complete original signed copies of Internal Revenue Service Form W‑8BEN or W-8BEN-E (or successor form); (iii) to the extent a Lender is not the beneficial owner (for example, where the Lender is a partnership or a participating Lender), two accurate and complete original signed copies of Internal Revenue Service Form W‑8IMY (or successor form) of the Lender, accompanied by Form W‑8ECI, Form W‑8BEN, W-8BEN-E, U.S. Tax Compliance Certificate, Form W‑8IMY, and/or any other required information (or successor or other applicable form) from each beneficial owner that would be required under this Section 5.01(c) if such beneficial owner were a Lender (provided that, if the Lender is a partnership for U.S. federal income Tax purposes (and not a participating Lender), and one or more direct or indirect partners are claiming the portfolio interest exemption, the U.S. Tax Compliance Certificate may be provided by such Lender on behalf of such direct or indirect partner(s)); or (iv) two accurate and complete original signed copies of any other form prescribed by applicable U.S. federal income tax laws (including the Treasury Regulations) as a basis for claiming a complete exemption from, or a reduction in, U.S. federal withholding Tax on any payments to such Lender under the Credit Documents; and (y) each Lender that is a United States person, as defined in Section 7701(a)(30) of the Code, shall deliver to the Company and the Administrative Agent, on or prior to the date on which it becomes a party to this Agreement, two accurate and complete original signed copies of Internal Revenue Service Form W‑9, or any successor form, certifying that such Lender is exempt from United States back-up withholding. If any payment made to a Lender would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Company and the Administrative Agent, at the time or times reasonably requested by the Company or the Administrative Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Company or the Administrative Agent as may be necessary for the Company or the Administrative Agent to comply with their obligations under FATCA, to determine whether such Lender has complied with such Lender’s obligations under FATCA and to determine, if necessary, the amount to deduct and withhold from such payment. Solely for purposes of this Section 5.01(c), “FATCA” shall include any amendment made to FATCA after the Closing Date.

(d)    Notwithstanding any other provision of this Section 5.01, a Lender shall not be required to deliver any form that such Lender is not legally eligible to deliver.
(e)    Each Lender hereby authorizes the Administrative Agent to deliver to the Credit Parties and to any successor Administrative Agent any documentation provided by such Lender to the Administrative Agent pursuant to Section 5.01(b) or 5.01(c).
(f)    If the Administrative Agent or any Lender determines, in its sole discretion exercised in good faith, that it has received a refund of any Indemnified Taxes or Other Taxes as to which it has been indemnified by the Credit Parties or with respect to which a Credit Party has paid additional amounts pursuant to Section 5.01(a), it shall pay to the relevant Credit Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Credit Party under Section 5.01(a) with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses (including any Taxes) of the Administrative Agent or such Lender, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that the relevant Credit Party, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to such Credit Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. Nothing in this Section 5.01(f) shall be construed to obligate the Administrative Agent or any Lender to disclose its Tax returns or any other information regarding its Tax affairs or computations to any Person or otherwise to arrange its Tax affairs in any manner other than as it determines in its sole discretion.
Section 6    Conditions Precedent to Credit Extensions on the Closing Date. The Administrative Agent and the Lenders shall not be required to fund any Loans on the Closing Date, until the following conditions are satisfied or waived.
6.01.    Closing Date; Credit Documents. Each Credit Party, the Administrative Agent and each of the Lenders on the date hereof shall have signed a counterpart of this Agreement (whether the same or different counterparts) and shall have delivered (by electronic transmission or otherwise) the same to the Administrative Agent.
6.02.    Officer’s Certificate. On the Closing Date, the Administrative Agent shall have received a certificate, dated the Closing Date and signed on behalf of the Company (and not in any individual capacity) by a Responsible Officer of the Company, certifying on behalf of the Company that (i) no Default or Event of Default exists; (ii) the representations and warranties set forth in Section 8 are true and correct in all material respects (without duplication of any materiality standard set forth in any such representation or warranty); and (iii) the Credit Parties have complied with all agreements and conditions to be satisfied by them under the Credit Documents.
6.03.    Opinions of Counsel. On the Closing Date, the Administrative Agent shall have received from Troutman Sanders LLP, U.S. counsel to the Credit Parties, an opinion addressed to the Administrative Agent and each of the Lenders and dated the Closing Date in form and substance reasonably satisfactory to the Administrative Agent.
6.04.    Corporate Documents; Proceedings, etc.
(f)    On the Closing Date, the Administrative Agent shall have received a certificate from each Credit Party, dated the Closing Date, signed by a Responsible Officer of such Credit Party, and attested to by the Secretary or any Assistant Secretary of such Credit Party, in customary form, together with copies of the certificate or articles of incorporation and by-laws (or equivalent organizational documents), as applicable, of such Credit Party and the resolutions of such Credit Party referred to in such certificate, and each of the foregoing shall be in form and substance reasonably satisfactory to the Administrative Agent.
(g)    On the Closing Date, the Administrative Agent shall have received good-standing certificates (or similar instrument) and bring-down telegrams or facsimiles certified by proper governmental authorities.
6.05.    Solvency Certificate. On the Closing Date, the Administrative Agent shall have received a solvency certificate from the chief financial officer of the Company substantially in the form of Exhibit D.
6.06.    Collateral Cooperation Agreement. The Administrative Agent, the Collateral Agent and the ABL Agent on the date hereof shall have signed a counterpart of the Collateral Cooperation Agreement (whether the same or different counterparts), the Company shall have signed an acknowledgment page to such agreement, and each of the foregoing Persons shall have delivered (by electronic transmission or otherwise) the same to the Administrative Agent.
6.07.    Material Adverse Effect. Since December 31, 2015, there shall not have occurred a Material Adverse Effect.
6.08.    Fees, etc. On the Closing Date, the Company shall have paid to the Agents all fees required to be paid on the Closing Date and all reasonable and documented out-of-pocket expenses required to be reimbursed by the Company to the Administrative Agent and the Lead Arranger in connection with the Transaction, in the case of such expenses to the extent invoiced at least one Business Day prior to the Closing Date.
6.09.    Mortgages and Mortgaged Property Support Documents . The Administrative Agent shall have received all Mortgages and Mortgaged Property Support Documents with respect to each Mortgaged Property.
6.10.    [Reserved].
6.11.    Financial Statements. On or prior to the Closing Date, the Agents and the Lenders shall have received (i) unaudited consolidated balance sheets and the related consolidated statements of operations, comprehensive loss, changes in equity and cash flows of the Company for each fiscal quarter of the Company ended after the fiscal year 2015 of the Company for which financial statements are available, (ii) audited consolidated balance sheets and the related consolidated statements of operations, comprehensive loss, changes in equity and cash flows of the Company for the two most recently completed fiscal years prior to the Closing Date and (iii) the Borrowers’ and their respective Restricted Subsidiaries’ most recent annual projected income statement, balance sheet and statement of cash flows for the period through December 31, 2020.
6.12.    Patriot Act. The Company and each other Credit Party shall have provided to the Administrative Agent the documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, the Patriot Act and AML Legislation, in each case, at least 3 Business Days prior to the Closing Date, to the extent reasonably requested in writing at least 5 Business Days prior to the Closing Date.

6.13.    Insurance. The Administrative Agent shall have received certificates of insurance, together with appropriate endorsements, for the insurance policies carried by the Credit Parties, all in compliance with the Credit Documents, including Section 9.03(c) hereof.
6.14.    Appraisal. The satisfactory completion of reasonable and customary business and legal due diligence, including satisfactory review of the final Appraisal prepared by Suncorp Valuations with an effective date of April 29, 2016.
6.15.    Estoppel Agreement.     The Administrative Agent shall have received an executed consent and/or estoppel agreement, in form and substance reasonably satisfactory to the Administrative Agent, from the Industrial Development Board of McMinn County, as lessor, with respect to the Mortgaged Property and certain other Collateral.
6.16.    Farm Credit Equities.     The Administrative Agent shall have received evidence that the Company has made a minimum equity investment of $1,000 in AAC.
Section 7    Conditions Precedent to All Credit Extensions. The obligation of each Lender to make any Credit Extension shall be subject to the satisfaction (or waiver) of each of the conditions precedent set forth below:
7.01.    Notice of Borrowing. The Administrative Agent shall have received (a) a Notice of Borrowing as required by Section 2.03 (or such notice shall have been deemed given in accordance with Section 2.03) if Loans are being requested and (b) if the Relevant Borrower with respect to such Credit Extension is any Borrower other than Resolute FP US Inc., such Relevant Borrower (or, alternatively, all of the Borrowers acting collectively) shall have executed an amended or replacement membership agreement, or joinder to the existing membership agreement, with American AgCredit, PCA, consistent with Section 9.15.
7.02.    No Default. No Default or Event of Default shall exist at the time of, or result from, such funding or issuance.
7.03.    Representations and Warranties. Each of the representations and warranties made by any Credit Party set forth in Section 8 hereof or in any other Credit Document shall be true and correct in all material respects (without duplication of any materiality standard set forth in any such representation or warranty) on and as of the date of such Credit Extension with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such date (without duplication of any materiality standard set forth in any such representation or warranty).
The acceptance of the benefits of each Credit Extension shall constitute a representation and warranty by each Borrower to the Administrative Agent and each of the Lenders that all the conditions specified in this Section 7 and applicable to such Credit Extension are satisfied as of that time (other than such conditions which are subject to the discretion of the Administrative Agent or the Lenders). All of the Notes, certificates, legal opinions and other documents and papers referred to in Section 6 and in this Section 7, unless otherwise specified, shall be delivered to the Administrative Agent at the Notice Office for the account of each of the Lenders.
Section 8    Representations, Warranties and Agreements. In order to induce the Lenders to enter into this Agreement and to make the Loans, each Credit Party, as applicable, make the following representations, warranties and agreements.

8.01.    Organizational Status. The Company and each of its Restricted Subsidiaries (i) is a duly organized or incorporated and validly existing corporation, partnership or limited or unlimited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization or incorporation, to the extent applicable, (ii) has the corporate, partnership, limited liability company or unlimited holding company power and authority, as the case may be, to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is, to the extent such concepts are applicable under the laws of the relevant jurisdiction, duly qualified and is authorized to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its property or the conduct of its business requires such qualifications except for failures to be so qualified which, individually and in the aggregate, have not had, and could not reasonably be expected to have, a Material Adverse Effect.
8.02.    Power and Authority. Each Credit Party thereof has the corporate, partnership or limited liability company power and authority, as the case may be, to execute, deliver and perform the terms and provisions of each of the Credit Documents to which it is party and has taken all necessary corporate, partnership or limited liability company action, as the case may be, to authorize the execution, delivery and performance by it of each of such Credit Documents. Each Credit Party thereof has duly executed and delivered each of the Credit Documents to which it is party, and each of such Credit Documents constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).
8.03.    No Violation. Neither the execution, delivery or performance by any Credit Party of the Credit Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, other than any law, statute, rule or regulation the violation of which could not reasonably be expected to result in a Material Adverse Effect, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of any Credit Party or any of its respective Restricted Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, in each case to which any Credit Party or any of its Restricted Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject, the violation of which could reasonably be expected to result in a Material Adverse Effect or (iii) will violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents), as applicable, of any Credit Party or any of its respective Restricted Subsidiaries.
8.04.    Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for (x) those that have otherwise been obtained or made on or prior to the Closing Date and which remain in full force and effect on the Closing Date, (y) filings which are necessary to perfect the security interests and Liens created under the Security Documents and (z) periodic reports under the Securities and Exchange Act of 1934, as amended), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to be obtained or made by, or on behalf of, any Credit Party to authorize, or is required to be obtained or made by, or on behalf of, any Credit Party in connection with, the execution, delivery and performance of any Credit Document. Each Credit Party has, is in compliance with, and is in good standing with respect to, all Governmental Approvals necessary to conduct its business and to own, lease and operate its properties except to the extent the failure to have, or comply with, such Governmental Approvals would not reasonably be expected to have a Material Adverse Effect. All necessary import, export or other licenses, permits or certificates for the import or handling of any goods or other Collateral have been procured and are in effect, and the Credit Parties have complied with all foreign and domestic laws with respect to the shipment and importation of any goods or Collateral, except where noncompliance could not reasonably be expected to have a Material Adverse Effect.
8.05.    Financial Statements; Financial Condition; Projections.
(a)    The consolidated balance sheets and the related consolidated statements of operations, comprehensive loss, changes in equity and cash flows of the Company and its consolidated Subsidiaries that have been and are hereafter delivered to the Administrative Agent and the Lenders, are prepared in accordance with GAAP, and fairly present, in all material respects, the financial positions and results of operations of the Company and its consolidated Subsidiaries as of the dates and for the periods indicated. All projections delivered from time to time to the Administrative Agent and the Lenders have been prepared in good faith, based on assumptions believed at the time to be reasonable in light of the circumstances at such time. Since December 31, 2015, there has been no change in the condition, financial or otherwise, of the Company or Subsidiary that could reasonably be expected to have a Material Adverse Effect.
(b)    On and as of the Closing Date, after giving effect to the consummation of the Transaction (including the incurrence of all Loans), (i) the present fair saleable value of the assets of the Company and its Subsidiaries, on a consolidated basis, exceeds the amount that will be required to be paid on or in respect of the debts and other liabilities (including, without limitation, subordinated and contingent liabilities) of the Company and its Subsidiaries, on a consolidated basis, as they become absolute and mature, (ii) the Company and its Subsidiaries, on a consolidated basis, will not have unreasonably small capital to carry out their businesses as conducted or as proposed to be conducted, and (iii) the Company and its Subsidiaries, on a consolidated basis, do not intend to incur debts and other liabilities (including, without limitation, subordinated and contingent liabilities) beyond their ability to pay such debts as they become absolute and mature.
8.06.    Litigation. There are no actions, suits or proceedings pending or, to the knowledge of any Credit Party, threatened (i) with respect to the Transaction or any Credit Document or (ii) that either individually or in the aggregate, have had, or could reasonably be expected to have, a Material Adverse Effect.
8.07.    True and Complete Disclosure. All written information (taken as a whole) furnished by or on behalf of any Credit Party in writing to the Administrative Agent or any Lender (including, without limitation, all such written information contained in the Credit Documents) for purposes of or in connection with this Agreement, the other Credit Documents or any transaction contemplated herein or therein does not, and all other such written information (taken as a whole) hereafter furnished by or on behalf of any Credit Party in writing to the Administrative Agent or any Lender will not, on the date as of which such written information is dated or certified, contain any material misstatement of fact or omit to state any material fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such written information was provided.
8.08.    Use of Proceeds; Margin Regulations.
(a)    All proceeds of the Loans will be used to pay Transaction Costs and for working capital needs and general corporate purposes, including the financing of capital expenditures,

Permitted Acquisitions, and other permitted Investments, Restricted Payments and any other purpose not prohibited hereunder.
(b)    No Credit Party is engaged, principally or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. No part of any Credit Extension (or the proceeds thereof) will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock, unless following such use or extension of credit the value of all Margin Stock held by all Credit Parties and their Restricted Subsidiaries in the aggregate does not exceed 25% of the value of the assets of the Credit Parties and their Restricted Subsidiaries on a consolidated basis. Neither the making of any Loan nor the use of the proceeds thereof nor the occurrence of any other Credit Extension will violate the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.
8.09.    Tax Returns and Payments. Except where the failure to do so could not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect: (i) the Company and each of its Restricted Subsidiaries has timely filed or caused to be timely filed with the appropriate taxing authority all Tax returns, statements, forms and reports for taxes (the “Returns”) required to be filed by, or with respect to the income, properties or operations of, the Company and/or any of its Restricted Subsidiaries, (ii) the Returns accurately reflect liability for Taxes of the Company and its Restricted Subsidiaries for the periods covered thereby, and (iii) the Company and each of its Restricted Subsidiaries have paid all Taxes payable by them, other than those that are being contested in good faith by appropriate proceedings and fully provided for as a reserve on the financial statements of the Company and its Restricted Subsidiaries in accordance with GAAP. There is no material action, suit, proceeding, investigation, audit or claim now pending or, to the best knowledge of the Company or any of its Restricted Subsidiaries, threatened in writing by any authority regarding any Taxes relating to the Company or any of its Restricted Subsidiaries. As of the Closing Date, neither the Company nor any of its Restricted Subsidiaries has entered into an agreement or waiver that is still in effect or been requested in writing to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of Taxes of the Company or any of its Restricted Subsidiaries.
8.10.    ERISA.
(a)    No ERISA Event has occurred or is reasonably expected to occur that could reasonably be expected to result in a Material Adverse Effect. Each Plan is in compliance in form and operation with its terms and with the applicable provisions of ERISA, the Code and other applicable law, except for such non-compliance that could not reasonably be expected to have a Material Adverse Effect. Except as could not reasonably be expected to result in a Material Adverse Effect, each Plan (and each related trust, if any) which is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service or is in the form of a prototype document that is the subject of a favorable opinion letter.
(b)    There are no actions, suits or claims pending against or involving a Plan (other than routine claims for benefits) or, to the knowledge of the Company or any Restricted Subsidiary, threatened, which could reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.
8.11.    The Security Documents.
(a)    The provisions of each Mortgage are effective to create in favor of the Collateral Agent for the benefit of the Secured Creditors legal, valid and enforceable security interests and

Liens (except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law)) in and on all right, title and interest of the Credit Parties in the personal property Collateral specified therein in which a security interest or Lien can be created under applicable law, and upon the timely and proper filing of financing statements listing each applicable Credit Party, as a debtor, and the Collateral Agent, as secured party, in the secretary of state’s office (or other similar governmental entity) of the jurisdiction of organization of such Credit Party), the Collateral Agent, for the benefit of the Secured Creditors, has a fully perfected security interest in and Lien on all right, title and interest in all of the Collateral, subject to no other Liens other than Permitted Liens, in each case, to the extent perfection can be accomplished under applicable law through these actions.
(b)    Each Mortgage will create, as security for the obligations purported to be secured thereby, a valid and enforceable (except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law)) and, upon recordation in the appropriate recording office, perfected security interest in and mortgage Lien on the respective Mortgaged Property in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Creditors, superior and prior to the rights of all third Persons (except as may exist pursuant to the Permitted Encumbrances related thereto) and subject to no other Liens (other than Permitted Liens related thereto).
8.12.    Real Property. Set forth on Schedule 8.12 is a list of all real property included in the Mortgaged Properties as of the Closing Date (including (i) the name of the Credit Party owning such Mortgaged Property, (ii) the property address, and (iii) the county and state in which such real property is located).
8.13.    [Reserved].
8.14.    Subsidiaries. On and as of the Closing Date, the Company has no Subsidiaries other than those Subsidiaries listed on Schedule 8.14. Schedule 8.14 correctly sets forth, as of the Closing Date, the percentage ownership (direct and indirect) of the Company in each class of capital stock of each of its Subsidiaries and also identifies the direct owner thereof.
8.15.    Compliance with Statutes, OFAC Rules and Regulations; Patriot Act; FCPA.
(a)    Each of the Company and each of its Restricted Subsidiaries, and each of their respective officers, is in compliance with all applicable statutes, regulations and orders of (including Anti-Terrorism Laws and any other laws relating to terrorism, money laundering, embargoed persons or the Patriot Act and AML Legislation), and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including, without limitation, applicable statutes, regulations, orders and restrictions relating to environmental standards and controls) except where the failure to be in compliance would not reasonably be expected to have a Material Adverse Effect. There have been no citations, notices or orders of material noncompliance issued to any Credit Party or Restricted Subsidiary under (i) any applicable law (other than Anti-Terrorism Laws) which would reasonably be expected to have a Material Adverse Effect or (ii) any Anti-Terrorism Laws.

(b)    None of the Company or any Restricted Subsidiary, and each of their respective directors and officers, is in violation of any of the applicable foreign assets control regulations of the Office of Foreign Assets Control (“OFAC”) of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or of the Government of Canada, including pursuant to the Special Economic Measures Act (Canada) and similar laws of Canada or any enabling legislation or executive order relating thereto, and none of the Company or any Subsidiary or any Affiliate thereof is in violation of and shall not violate any of the country or list based economic and trade sanctions administered and enforced by OFAC or by the Government of Canada, including pursuant to the Special Economic Measures Act (Canada) and similar laws of Canada. No part of the proceeds of any Loans hereunder will be used directly, by any Credit Party or any of its Subsidiaries, or indirectly, to the knowledge of the Credit Parties and their Subsidiaries, to fund any operations in, finance any investments or activities in or make any payments in violation OFAC, the Special Economics Measures Act (Canada), Anti-Terrorism Laws, AML Legislation and any similar laws of Canada or the FCPA.
(c)    The Company has implemented and maintains in effect, for itself and its Subsidiaries, policies and procedures designed to ensure compliance by the Company, its Subsidiaries and each of their respective directors, officers employees and agents with the Foreign Corrupt Practices Act, 15 U.S.C. §§ 78dd-1, et seq. (“FCPA”), and any foreign counterpart thereto applicable to the Company or such Subsidiary, and the Company, its Restricted Subsidiaries and their respective officers and employees and, to the knowledge of the Company, its directors and agents, are in compliance with the FCPA in all material respects.
8.16.    Investment Company Act. None of the Company or any Restricted Subsidiaries is an “investment company” within the meaning of the Investment Company Act of 1940, as amended, required to be registered as such.
8.17.    [Reserved].
8.18.    Environmental Matters.
(a)    The Company and each Restricted Subsidiary and their respective operations and facilities are in compliance with all Environmental Laws and have obtained, maintained and are in compliance with the requirements of all applicable permits, licenses and other approvals required to be issued under such Environmental Laws, except where the failure to obtain, maintain or comply would not reasonably be expected to have a Material Adverse Effect. There are no pending or, to the knowledge of any Credit Party, threatened Environmental Claims which would reasonably be expected to have a Material Adverse Effect relating in any way to the Company or any Restricted Subsidiaries or any Real Property currently or formerly owned, leased or operated by the Company or any Restricted Subsidiaries. To the knowledge of any Credit Party, there are no facts, circumstances, conditions or occurrences with respect to the business or operations of the Company or any Restricted Subsidiaries, or any Real Property currently or formerly owned, leased or operated by the Company or any Restricted Subsidiaries that could be reasonably expected (i) to form the basis of an Environmental Claim against the Company or any Restricted Subsidiaries or (ii) to cause any Real Property owned, leased or operated by the Company or any Restricted Subsidiaries to be subject to any restrictions on the ownership, lease, occupancy or transferability of such Real Property by the Company or any Restricted Subsidiaries under any applicable Environmental Law, in each case which would reasonably be expected to have a Material Adverse Effect.

(b)    Hazardous Materials have not at any time been generated, used, treated or stored on, or transported to or from, or Released on or from, any Real Property currently, or to the knowledge of the Company or any Restricted Subsidiary, formerly owned, leased or operated by the Company or any Restricted Subsidiaries where such generation, use, treatment, storage, transportation or Release has (i) violated or could be reasonably expected to violate any Environmental Law, (ii) give rise to an Environmental Claim or (iii) give rise to liability under any Environmental Law, in each case which would reasonably be expected to have a Material Adverse Effect.
8.19.    Labor Relations. Except as would not reasonably be expected to have a Material Adverse Effect, (a) as of the Closing Date, there are no strikes, lockouts, slowdowns or other labor disputes pending against the Company or any Restricted Subsidiaries or, to the knowledge of each Credit Party, threatened against the Company or any Restricted Subsidiaries, (b) to the knowledge of each Credit Party, there are no questions concerning union representation with respect to the Company or any Restricted Subsidiaries, (c) the hours worked by and payments made to employees of the Company or any Restricted Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable federal, state, provincial, municipal, local, or foreign law dealing with such matters and (d) to the knowledge of each Credit Party, no wage and hour department investigation has been made of the Company or any Restricted Subsidiaries.
8.20.    Intellectual Property. The Company and each other Restricted Subsidiary owns or has the right to use Intellectual Property used in, held for use in and otherwise necessary for the present conduct of its respective business. The operation of their respective businesses by the Company and each other Restricted Subsidiary does not infringe upon, misappropriate, violate or otherwise conflict with the Intellectual Property of any third party except as such would not reasonably expected to have a Material Adverse Effect.
Section 9    Affirmative Covenants. The Company and each other Restricted Subsidiary hereby covenants and agrees that on and after the Closing Date and so long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder (other than (i) any indemnification obligations arising hereunder for which no claim has been made and (ii) Secured Hedging Obligations):
9.01.    Information Covenants. The Company will furnish to the Administrative Agent for distribution to each Lender:
(a)    Quarterly Financial Statements. Within 60 days (or such earlier date on which the Company is required (giving effect to any extensions granted by the SEC) to make any public filing of such information) after the end of each of the first three fiscal quarters of each fiscal year, (i) the consolidated balance sheet of the Company and its Subsidiaries as of the end of such quarterly accounting period and the related consolidated statements of operations, comprehensive income (loss), changes in equity and cash flows for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period, in each case setting forth comparative figures for the corresponding quarterly accounting period in the prior fiscal year, certified by a Responsible Officer of the Company that they fairly present, in all material respects and in accordance with GAAP, the financial condition of the Company and its consolidated Subsidiaries as of the dates indicated and the results of their operations for the periods indicated, subject to normal year-end audit adjustments and the absence of footnotes, and (ii) management’s discussion and analysis of the important operational and financial developments during such quarterly accounting period. If the Company has filed (within the time period required above) a Form 10‑Q with the SEC for any fiscal quarter described above, then the Lenders shall accept such Form 10‑Q in lieu of such items.

(b)    Annual Financial Statements. Within 105 days (or such earlier date on which the Company is required (giving effect to any extensions granted by the SEC) to make any public filing of such information) after the end of each fiscal year, (i) the consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year and the related consolidated statements of operations, comprehensive income (loss), changes in equity and cash flows for such fiscal year setting forth comparative figures for the preceding fiscal year, together with an opinion from PricewaterhouseCoopers LLP or other independent certified public accountants of recognized national standing (which opinion (1) may be addressed to the board of directors and the shareholders of the Company and (2) shall be without a “going concern” or like qualification or exception nor any qualification or exception as to the scope of such audit) which states that such statements presents fairly, in all material respects, the financial position of the Company and its consolidate subsidiaries as of the close of such fiscal year, and the results of operations and their cash flows for the periods indicated, in conformity with GAAP and (ii) management’s discussion and analysis of the important operational and financial developments during such fiscal year. If the Company has filed (within the time period required above) a Form 10‑K with the SEC for any fiscal year described above, then the Lenders shall accept such Form 10‑K in lieu of such items.
(c)    [Reserved].
(d)    Annual Budget. No later than 60 days following the first day of each fiscal year of the Company, a consolidated annual plan, prepared in accordance with the Company’s normal accounting procedures applied on a consistent basis, for the next fiscal year and the Borrowers’ and their respective Restricted Subsidiaries’ most recent annual projected statements of revenues and cash flows by business segment, including underlying assumptions and changes in cash positions, for the next two (2) fiscal years, in a form consistent with those provided to the Administrative Agent prior to the Closing Date.
(e)    Officer’s Certificates. At the time of the delivery of the Section 9.01 Financials, a Compliance Certificate from a Responsible Officer of the Company substantially in the form of Exhibit E, certifying on behalf of the Company that, to such Responsible Officer’s knowledge after due inquiry, no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof, which certificate shall (i) set forth the reasonably detailed calculations with respect to the financial covenants set forth in Section 10.11(a) through (c) for such period and (ii) identify any existing Subsidiary which has become an Immaterial Subsidiary or any new Subsidiary which qualifies as an Immaterial Subsidiary.
(f)    Notices. Promptly after any Responsible Officer of the Company or any of its Restricted Subsidiaries obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or an Event of Default or any default or event of default under the Senior Notes Indenture or any refinancing thereof or any Specified Secured Indebtedness or other debt instrument in excess of the Threshold Amount, (ii) any litigation or governmental investigation or proceeding pending against the Company or any of its Subsidiaries (x) which, either individually or in the aggregate, has had, or could reasonably be expected to have, a Material Adverse Effect or (y) with respect to any Credit Document, or (iii) any other event, change or circumstance that has had, or could reasonably be expected to have, a Material Adverse Effect.
(g)    Other Reports and Filings. Promptly after the filing or delivery thereof, copies of all financial information, proxy materials and reports, if any, which the Company or any of its Restricted Subsidiaries shall publicly file with the Securities and Exchange Commission or any successor thereto (the “SEC”) or deliver to holders (or any trustee, agent or other representative therefor) of the Senior Notes pursuant to the terms of the Senior Notes Indenture.
(h)    Real Estate Taxes. As part of the first Compliance Certificate to come due following the date upon which any real estate taxes secured by the Mortgaged Property would first become delinquent, a certificate executed by a Responsible Officer of the Company certifying that all such real estate taxes have been paid in full.
(i)    Notices to Holders of Senior Notes and Specified Secured Indebtedness. Contemporaneously with the sending or filing thereof, the Company will provide to the Administrative Agent for distribution to each of the Lenders, any notices provided to, or received from, holders of (I) Senior Notes, or any refinancing thereof or (II) Specified Secured Indebtedness or other Indebtedness, in each case of this clause (II), with a principal amount in excess of the Threshold Amount.
(j)    Financial Statements of Unrestricted Subsidiaries. If following the Closing Date, any Subsidiary (other than an Immaterial Subsidiary) is designated as an Unrestricted Subsidiary, then simultaneously with the delivery of each set of Section 9.01 Financials, a reconciliation reflecting adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such consolidated financial statements.
(k)    [Reserved].
(l)    Pension Plan Notices. The Company shall deliver to the Administrative Agent upon request a complete copy of the most recent annual report (on Internal Revenue Service Form 5500 series, including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information) filed with the Internal Revenue Service or other Governmental Authority of each Plan that is maintained or sponsored by the Company or a Restricted Subsidiary.
(m)    Other Information. From time to time, such other information or documents (financial or otherwise) with respect to the Company or any of its Restricted Subsidiaries as the Administrative Agent or any Lender (through the Administrative Agent) may reasonably request.
(n)    Information required to be delivered pursuant to this Section shall be deemed to have been delivered if such information, or one or more annual or quarterly reports containing such information (including, in the case of certifications required pursuant to clause (a) above, the certifications accompanying any such quarterly report pursuant to Section 302 of the Sarbanes-Oxley Act of 2002), shall have been posted by the Administrative Agent on an IntraLinks or similar site to which the Lenders have been granted access or shall be available on the website of the Securities and Exchange Commission at http://www.sec.gov. Information required to be delivered pursuant to this Section may also be delivered by electronic communications permitted by Section 13.03.
9.02.    Books, Records and Inspections.
(a)    The Company and any Restricted Subsidiary will keep proper books of record and accounts in which full, true and correct entries in conformity with GAAP in all material respects.
(b)    The Company will permit the Administrative Agent, subject to reasonable advance notice to, and reasonable coordination with, the Company and normal business hours, to visit and inspect the properties of any Borrower, at the Borrowers’ expense to the extent provided in clause (c) below, inspect, audit and make extracts from any Borrower’s corporate, financial or operating records, and discuss with its officers, employees, agents, advisors and (in the presence of the Company, any Borrower or a Subsidiary of the Company, unless a Default or Event of Default shall have occurred and be continuing) independent accountants (subject to such accountants’ customary policies and procedures) such Borrower business, financial condition, assets and results of operations. Neither the Administrative Agent nor any Lender shall have any duty to any Borrower to share any results of any field examination with any Borrower. The Company acknowledges that all field examinations are conducted by or for the Administrative Agent and Lenders for their purposes, and the Borrowers shall not be entitled to rely upon them. The Administrative Agent and the Lenders shall, at the request of the Company, share any results of any appraisal with the Credit Parties, subject to any non-reliance or similar undertakings, if any, required by the appraiser or the Lenders.
(c)    The Company (i) shall obtain an Appraisal Update prior to the third anniversary of the most recent Appraisal; (ii) shall obtain an Appraisal Update not more than six (6) months prior to, and giving pro forma effect to, any event described in clauses (b) or (c) of the definition of “Appraisal Test Date”; (iii) shall obtain an Appraisal Update not more than six (6) months (or such later period as the Administrative Agent may approve in its discretion) following the occurrence of an uninsured Recovery Event or other involuntary sale, transfer or disposition with respect to the Collateral (unless the Borrowers elect to restore or replace the property subject to such Recovery Event or involuntary disposition pursuant to the terms of Section 2.09(b)) having a value as set forth in the immediately preceding Appraisal in excess in excess of 5% of the appraised value of all Collateral pursuant to the most recent Appraisal, calculated on a cumulative basis for all such events since the date of the most recent Appraisal; provided that any Appraisal Update may, at the option of the Company, be limited to the assets subject to such Recovery Event or involuntary disposition; (iv) shall obtain an Appraisal Update upon the request of the Administrative Agent or the Required Lenders following the occurrence and during the continuance of an Event of Default; (v) may obtain an Appraisal Update at such other times as it may determine.
(d)    Subject to Section 13.01(a), reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with one examination per fiscal year of any Borrower’s books and records, any Appraisal Update or any other financial or Collateral matters as the Administrative Agent deems appropriate in each case subject to the limitations on such examinations, audits and appraisals permitted under the preceding two (2) paragraphs.
9.03.    Maintenance of Property; Insurance.
(a)    The Company and each Restricted Subsidiary will, (i) keep all tangible property necessary to the business of the Company and such Restricted Subsidiary in good working order and condition, ordinary wear and tear, casualty and condemnation excepted, (ii) maintain with financially sound and reputable insurance companies insurance on all such property and against all such risks as is consistent and in accordance with industry practice for companies similarly situated owning similar properties and engaged in similar businesses as the Company and such Restricted Subsidiary and (iii) furnish to the Administrative Agent, upon its request therefor, full information as to the insurance carried.
(b)    If at any time the improvements on a Mortgaged Property are located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area with respect to which flood insurance has been made available under the National Flood Insurance Act of 1968 (as now or hereafter in effect or successor act thereto), then the Relevant Borrower shall, or shall cause the applicable Credit Party to (i) maintain, with a financially sound and reputable insurer, flood insurance in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and (ii) deliver to the Administrative Agent evidence of such insurance in form and substance reasonably acceptable to the Administrative Agent, including, without limitation, evidence of annual renewals of such insurance.
(c)    The Company and each Restricted Subsidiary will at all times keep its property constituting Collateral insured in favor of the Collateral Agent, and all policies or certificates (or certified copies thereof) with respect to such insurance (and any other insurance maintained by the Company and/or such Restricted Subsidiaries) (i) shall be endorsed to the Collateral Agent’s reasonable satisfaction for the benefit of the Collateral Agent (including, without limitation, by naming the Collateral Agent as loss payee or additional insured, as applicable) and (ii) if agreed by the insurer (which agreement the Relevant Borrower shall use commercially reasonable efforts to obtain), shall state that such insurance policies shall not be canceled without at least 30 days’ prior written notice thereof (or, with respect to non-payment of premiums, 10 days’ prior written notice) by the respective insurer to the Collateral Agent; provided that the requirements of this Section 9.03(c) shall not apply to (x) insurance policies covering (1) directors and officers, fiduciary or other professional liability, (2) employment practices liability, (3) workers’ compensation liability, (4) automobile and aviation liability, (5) health, medical, dental and life insurance, and (6) such other insurance policies and programs as the Collateral Agent may approve; and (y) self-insurance programs.
(d)    If the Company or any Restricted Subsidiary shall fail to maintain insurance in accordance with this Section 9.03, or the Company or any Restricted Subsidiary shall fail to so endorse and deposit all policies or certificates with respect thereto, after any applicable grace period, the Administrative Agent shall have the right (but shall be under no obligation), after 5 days’ notice to the Company, to procure such insurance and the Credit Parties jointly and severally agree to reimburse the Administrative Agent for all reasonable costs and expenses of procuring such insurance.
9.04.    Existence; Franchises. The Company and any Restricted Subsidiary will (a) do all things necessary to preserve and keep in full force and effect its existence and (b) in the case of the Company and such Restricted Subsidiaries, its and their rights, franchises, licenses, permits, and Intellectual Property, in each case under this clause (b), to the extent the failure to do so would reasonably be expected to have a Material Adverse Effect; provided, however, that nothing in this Section 9.04 shall prevent (i) sales of assets and other transactions by the Company or such Restricted Subsidiaries in accordance with Section 10.02, (ii) the abandonment by the Company or such Restricted Subsidiaries of any rights, franchises, licenses, permits, or Intellectual Property that the Company reasonably determines are no longer material to the operations of the Company and such Restricted Subsidiaries taken as a whole, or (iii) the withdrawal by the Company or such Restricted Subsidiaries of its qualification as a foreign corporation, partnership, limited liability company or unlimited liability company, as the case may be, in any jurisdiction if such withdrawal could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
9.05.    Compliance with Statutes, etc. The Company and any Restricted Subsidiary will comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls, ERISA, OFAC, FCPA, Anti-Terrorism Laws, AML Legislation and Patriot Act), except in each case such noncompliance as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
9.06.    Compliance with Environmental Laws. The Company and any Restricted Subsidiary will comply with all Environmental Laws and permits applicable to, or required by, the ownership, lease or use of Real Property now or hereafter owned, leased or operated by the Company or any Restricted Subsidiary, and will promptly pay or cause to be paid all costs and expenses incurred in connection with such compliance, and will keep or cause to be kept all such Real Property free and clear of any Liens imposed pursuant to such Environmental Laws (other than Liens imposed on leased Real Property resulting from the acts or omissions of the owner of such leased Real Property or of other tenants of such leased Real Property who are not within the control of the Company), except, in each case, where the failure to do so would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Restricted Subsidiary will generate, use, treat, store, Release or permit the generation, use, treatment, storage, or Release of Hazardous Materials at, on or under any Real Property now or hereafter owned, leased or operated by the Company or any Restricted Subsidiary, or transport or permit the transportation of Hazardous Materials to or from any such Real Property, except in compliance with all Environmental Laws or where such non-compliance would not reasonably be expected to have a Material Adverse Effect.
9.07.    ERISA. As soon as reasonably practicable and, in any event, within ten (10) Business Days after the Company or any Restricted Subsidiary knows of the occurrence of any of the following, the Company will deliver to the Administrative Agent a certificate setting forth a reasonable level of detail as to such occurrence and the action, if any, that the Company, such Restricted Subsidiary or, to the knowledge of the Company, an ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given or filed by the Company, such Restricted Subsidiary, the Plan administrator or, to the extent available, such ERISA Affiliate to or with the PBGC or any other Governmental Authority, or a Plan participant and any notices received by the Company, such Restricted Subsidiary or, to the extent available, such ERISA Affiliate from the PBGC or any other Governmental Authority, or a Plan participant with respect thereto: that (a) an ERISA Event has occurred that is reasonably expected to result in a Material Adverse Effect; (b) there has been an increase in Unfunded Pension Liabilities since the date the representations hereunder are given, or from any prior notice, as applicable, in either case, which is reasonably expected to result in a Material Adverse Effect; (c) there has been an increase in the estimated withdrawal liability under Section 4201 of ERISA, if the Company, any Restricted Subsidiary and the ERISA Affiliates were to withdraw completely from any and all Multiemployer Plans which is reasonably expected to result in a Material Adverse Effect; (d) the Company, any Restricted Subsidiary or, to the knowledge of the Company, any ERISA Affiliate adopts, or commences contributions to, any Plan subject to Section 412 of the Code, or adopts any amendment to a Plan subject to Section 412 of the Code which is reasonably expected to result in a Material Adverse Effect.
9.08.    [Reserved].
9.09.    [Reserved].
9.10.    Payment of Taxes. Each of the Company and any Restricted Subsidiary will pay and discharge all material Taxes imposed upon it or upon its income or profits or upon any properties belonging to it, prior to the date on which penalties attach thereto and all material lawful claims which, if unpaid, might become a Lien or charge upon any properties of the Company or any Restricted Subsidiary not otherwise permitted under Section 10.01(i); provided that neither the Company nor any Restricted Subsidiary shall be required to pay any such Tax which is being contested in good faith and by appropriate proceedings if it has maintained adequate reserves with respect thereto in accordance with GAAP.
9.11.    Use of Proceeds. Each Borrower will use the proceeds of the Loans only as provided in Section 8.08.
9.12.    Additional Collateral; Further Assurances; etc.
(a)    Each Borrower and each Wholly-Owned Restricted Subsidiary which is a Domestic Subsidiary, but excluding any Immaterial Subsidiary (unless such Subsidiary is a Guarantor under the ABL Credit Facility or has otherwise been designated as a Guarantor hereunder by the Company), will, grant to the Collateral Agent for the benefit of the Secured Creditors security interests in any Collateral owned by such Borrower and such Restricted Subsidiaries as are not covered by the original Security Documents and as may be reasonably requested from time to time by the Administrative Agent, the Collateral Agent or the Required Lenders (collectively, as may be amended, modified or supplemented from time to time, the “Additional Security Documents”). All such security interests and Mortgages shall be granted pursuant to documentation reasonably satisfactory in form and substance to the Administrative Agent and (subject to exceptions as are reasonably acceptable to the Administrative Agent) shall constitute, upon taking all necessary perfection action valid and enforceable perfected security interests and Mortgages (except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights in any jurisdiction and by equitable principles (regardless of whether enforcement is sought in equity or at law)), superior to and prior to the rights of all third Persons and subject to no other Liens except for Permitted Liens. The Additional Security Documents or instruments related thereto shall be duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect (subject to exceptions as are reasonably acceptable to the Administrative Agent) the Liens in favor of the Collateral Agent required to be granted pursuant to the Additional Security Documents and all Taxes, fees and other charges payable in connection therewith shall be paid in full.
(b)    With respect to any person that is or becomes after the Closing Date a Wholly-Owned Restricted Subsidiary which is a Domestic Subsidiary, but excluding any Immaterial Subsidiary (unless such Subsidiary is a Guarantor under the ABL Credit Facility or has otherwise been designated as a Guarantor hereunder by the Company), the applicable Credit Party that is the parent of such Wholly-Owned Restricted Subsidiary or such Wholly-Owned Restricted Subsidiary, as applicable, shall promptly (i) cause such new Domestic Subsidiary (A) to execute a joinder agreement to this Agreement in form and substance satisfactory to the Administrative Agent to join as a Borrower, or to the Credit Party Guaranty set forth herein to join as a Guarantor and a joinder agreement to each applicable Security Document, substantially in the form annexed thereto, and (B) if such new Wholly-Owned Domestic Subsidiary owns any Collateral, cause such new Wholly-Owned Domestic Subsidiary to take all actions necessary or advisable in the opinion of the Administrative Agent or the Collateral Agent to cause the Lien in the Collateral created by the applicable Security Document to be duly perfected to the extent required by such agreement in accordance with all applicable Requirements of Law, including the filing of financing statements in such jurisdictions as may be reasonably requested by the Administrative Agent or the Collateral Agent; and (ii) at the request of the Administrative Agent, deliver to the Administrative Agent a signed copy of an opinion, addressed to the Administrative Agent and the other Lenders, of counsel to the Credit Parties reasonably acceptable to the Administrative Agent as to such matters set forth in this Section 9.12(b) as the Administrative Agent may reasonably request.
(c)    Each of the Credit Parties which own any of the Collateral will, at the expense of the Company, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent, promptly, upon the reasonable request of the Administrative Agent or the Collateral Agent, at Company’s expense, any document or instrument supplemental to or confirmatory of the Security Documents, including opinions of counsel, or otherwise deemed by the Administrative Agent or the Collateral Agent reasonably necessary for the continued validity, perfection and priority of the Liens on the Collateral covered thereby subject to no other Liens except for Permitted Liens or as otherwise permitted by the applicable Security Document.
(d)    Each of the Credit Parties agrees that each action required by clauses (a) through (c) of this Section 9.12 shall be completed as soon as reasonably practicable, but in no event later than 90 days after such action is required to be taken pursuant to such clauses or requested to be taken by the Administrative Agent, Collateral Agent or the Required Lenders (or such longer period as the Administrative Agent shall otherwise agree), as the case may be; provided that in no event will the Credit Parties be required to take any action, other than using its commercially reasonable efforts, to obtain consents from third parties with respect to its compliance with this Section 9.12.
9.13.    Post-Closing Obligation. Within thirty (30) days of the Closing Date (or such longer period as the Administrative Agent may agree in its sole discretion), with respect to the Lien listed as No.2 for Augusta Newsprint Company on Schedule 10.01(iii), use commercially reasonable efforts to deliver to the Administrative Agent (i) such additional information with respect such Lien as may be reasonably requested by the Administrative Agent, (ii) evidence that such Lien has been properly terminated, (iii) a certification from a Responsible Officer of the Company that such Lien was not authorized by the Company or Augusta Newsprint Company or (iv) a certification from a Responsible Officer of the Company that such Lien is permitted under Section 10.01 of this Agreement.
9.14.    Completion Dates. Promptly upon (i) substantial completion of the tissue conversion assets at the Calhoun Mill under construction as of the Closing Date, the Borrowers shall deliver to the Administrative Agent a certificate reasonably satisfactory to it that (x) such conversion assets are fully operational at a capacity sufficient for the Borrowers’ projected needs and (y) the Borrowers have commenced the process of selling the products produced by such conversion assets (the date of receipt of such notice, the “Tissue Conversion Asset Completion Date”) and (ii) completion of the tissue machine operations at the Calhoun Mill under construction as of the Closing Date, the Borrowers shall (x) deliver to the Administrative Agent (x) a certificate of substantial completion reasonably satisfactory to it and (y) provide for a release of any mechanics lien exception under the lenders’ title insurance policy with regard to the Calhoun Mill (the date of receipt of such notice, the “Tissue Project Completion Date”).
9.15.    Farm Credit Equities.
(a)    So long as any Farm Credit Lender is a Lender hereunder, Resolute FP US Inc. and each other Borrower that acts as a Relevant Borrower under this Agreement (or, alternatively, all of the Borrowers acting collectively) will acquire equity in such Farm Credit Lender in such amounts and at such times as such Farm Credit Lender may require in accordance with its bylaws and capital plan, as applicable, (as each may be amended from time to time), except that, notwithstanding any other agreement to the contrary, the maximum amount of equity that the Borrower(s) may be required to purchase (x) in each Farm Credit Lender in connection with the Loans made by such Farm Credit

Lender may not exceed the maximum amount permitted by such Farm Credit Lender’s bylaws and the capital plan, as applicable, (1) at the time this Agreement is entered into or (2) in the case of a Farm Credit Lender that becomes a Lender after the Closing Date as a result of an assignment or Accordion Increase, at the time of the closing of the related assignment or Accordion Increase, and (y) in all Farm Credit Lenders in the aggregate may not exceed $10,000. The Borrower(s) acknowledge receipt of a copy of (i) each Farm Credit Lender’s most recent annual report, and if more recent, it’s latest quarterly report, (ii) each Farm Credit Lender’s Notice to Prospective Stockholders (or other applicable notice document) and (iii) each Farm Credit Lender’s bylaws and capital plan, as applicable (and, if applicable, any related loan or membership application), which describe the nature of all of Resolute FP US Inc. and each other Relevant Borrower’s stock and other equities in each Farm Credit Lender required in connection with its patronage loan from the Farm Credit Lenders as well as capitalization requirements (the “Farm Credit Equities”), and agrees to be bound by the terms thereof.
(b)    Each party hereto acknowledges that the bylaws and capital plan, as applicable, of each Farm Credit Lender that is a Lender hereunder (as each may be amended from time to time) shall govern (i) the rights and obligations of the parties with respect to the Farm Credit Equities and any patronage refunds or other distributions made on account thereof or on account of the patronage of the Borrower(s) with such Farm Credit Lender, (ii) the eligibility of the Borrower(s) for patronage distributions from such Farm Credit Lender (in the form of Farm Credit Equities and cash) and (iii) patronage distributions, if any, in the event of a sale of a participation interest. Subject to the definition of “Eligible Assignee”, each Farm Credit Lender that is a Lender hereunder reserves the right to assign or sell participations in all or any part of its Commitments or outstanding Loans hereunder on a non-patronage basis.
(c)    Each party hereto acknowledges that each Farm Credit Lender that is a Lender hereunder has a statutory first Lien pursuant to the Farm Credit Act on all Farm Credit Equities that the Borrower(s) may now own or hereafter acquire, which statutory Lien shall be the sole and exclusive benefit of each such Farm Credit Lender. Notwithstanding anything herein or in any other Loan Document to the contrary, the Farm Credit Equities shall not constitute security for the Obligations due to any other Lender. To the extent that any of the Loan Documents create a Lien on the Farm Credit Equities or on patronage accrued by any Farm Credit Lender for the account of the Borrower(s) (including, in each case, proceeds thereof), such Lien shall be for the sole and exclusive benefit of such Farm Credit Lender and shall not be subject to pro rata sharing hereunder. Neither the Farm Credit Equities nor any accrued patronage shall be offset against the Obligations except that, in the event of an Event of Default, each Farm Credit Lender that is a Lender hereunder may elect to apply the cash portion of any patronage distribution or retirement of equity to amounts due under this Agreement. The Borrower(s) acknowledge that any corresponding tax liability associated with such application is the sole responsibility of the Borrower(s). No Farm Credit Lender shall have an obligation to retire the Farm Credit Equities upon any Event of Default, Default or any other default by a Borrower or any other Credit Party, or at any other time, either for application to the Obligations or otherwise.
9.16.    Designation of Unrestricted Subsidiaries. The Company may at any time after the Closing Date designate any Restricted Subsidiary as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary by written notice to the Administrative Agent; provided that (i) immediately before and after such designation, no Event of Default shall have occurred and be continuing, (ii) immediately after giving effect to such designation, the Payment Conditions shall be satisfied on a pro forma basis, (iii) in the case of any Borrower designated as an Unrestricted Subsidiary, all Loans outstanding to such Borrower shall be repaid in full, (iv) in the case of the designation of any Subsidiary as an Unrestricted Subsidiary, such designation shall constitute an Investment in such Unrestricted Subsidiary (calculated as an amount equal to the aggregate fair market value of all outstanding Investments owned by the Company and its Restricted Subsidiaries in such Subsidiary), and such Investment shall be permitted under Section 10.05, (v) no Subsidiary may be designated as an Unrestricted Subsidiary if it is a “Restricted Subsidiary” for the purpose of (I) the Senior Notes Indenture, (II) the ABL Credit Facility or (III) any other debt instrument of the Company or its Restricted Subsidiaries, in each case of this clause (III), with a principal amount in excess of the Threshold Amount, (vi) immediately after giving effect to the designation of an Unrestricted Subsidiary as a Restricted Subsidiary, the Company shall comply with the provisions of Section 9.12 with respect to such designated Restricted Subsidiary, (vii) no Restricted Subsidiary may be a Subsidiary of an Unrestricted Subsidiary, (viii) in the case of the designation of any Subsidiary as an Unrestricted Subsidiary, no recourse whatsoever (whether by contract or by operation of law or otherwise) may be had to the Company or any Restricted Subsidiary or any of their respective properties or assets for any obligations of such Unrestricted Subsidiary except as permitted by Section 10.05 and (ix) the Company shall have delivered to the Administrative Agent and each Lender a certificate executed by its chief financial officer or treasurer, certifying to the best of such officer’s knowledge, compliance with the requirements of the preceding clauses (i) through (vii), inclusive, and containing the calculations (in reasonable detail) required by the preceding clause (ii). The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute (A) the incurrence at the time of designation of any Investment, Indebtedness or Liens of such Subsidiary existing at such time and (B) a return on any Investment by the Company in Unrestricted Subsidiaries pursuant to the preceding sentence in an amount equal to the fair market value at the date of such designation of the Company’s Investment in such Subsidiary.
9.17.    Protection of Collateral . All expenses of protecting, storing, warehousing, insuring, handling, maintaining and shipping any Collateral, all Taxes payable with respect to any Collateral (including any sale thereof), and all other payments required to be made by the Collateral Agent to any Person to realize upon any Collateral, shall be borne and paid by the Credit Parties. The Collateral Agent shall not be liable or responsible in any way for the safekeeping of any Collateral, for any loss or damage thereto (except for reasonable care in its custody while Collateral is in the Collateral Agent’s actual possession), for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency or other Person whatsoever, but the same shall be at the Credit Parties’ sole risk.
Section 10    Negative Covenants. The Company and any Restricted Subsidiary hereby covenant and agree that on and after the Closing Date and so long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder (other than (i) any indemnification obligations arising hereunder for which no claim has been made and (ii) Secured Hedging Obligations).
10.01.    Liens. Each of the Company and any Restricted Subsidiary will not create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of the Company or any Restricted Subsidiary, whether now owned or hereafter acquired; provided that the provisions of this Section 10.01 shall not prevent the creation, incurrence, assumption or existence of, or any filing in respect of, the following (Liens described below are herein referred to as “Permitted Liens”):
(i)    Liens for Taxes, assessments or governmental charges or levies not delinquent or as to which the period of grace, if any, related thereto has not expired or Liens for Taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with GAAP;

(ii)    Liens in respect of property or assets of the Company or any Restricted Subsidiary, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers’, warehousemen’s, contractors’, materialmen’s and mechanics’ Liens and other similar Liens arising in the ordinary course of business, and which are either (i) not overdue for a period of more than 60 days, or, (ii) if more than 60 days overdue, (A) as to which no action has been taken to enforce such Lien or (B) that are being contested in good faith by appropriate action diligently pursued; provided that in each case full provision for the payment of such Liens has been made on the books of such Person if and to the extent required by GAAP;
(iii)    Liens in existence on the Closing Date which are listed, and the property subject thereto described, in Schedule 10.01(iii), plus modifications, renewals, replacements, refinancings and extensions of such Liens; provided that (x) the aggregate principal amount of the Indebtedness, if any, secured by such Liens does not increase from that amount outstanding at the time of any such renewal, replacement or extension, plus accrued and unpaid interest and cash fees and expenses (including premium) incurred in connection with such renewal, replacement or extension, and (y) any such renewal, replacement or extension does not encumber any additional assets or properties of the Company or any Restricted Subsidiary which are Collateral (other than after-acquired property that is affixed or incorporated into the property encumbered by such Lien on the Closing Date and the proceeds and products thereof) and (z) the lien priority attaching to any such renewal, replacement or extension shall be no higher than the original Liens in existence on the Closing Date;
(iv)    Liens created pursuant to the Credit Documents (including Liens on Secured Hedging Obligations);
(v)    Leases, subleases, licenses or sublicenses (including licenses or sublicenses of Intellectual Property) granted to other Persons not materially interfering with the conduct of the business of the Company or any Restricted Subsidiary and any interest or title of a lessor under any lease (whether a Capital Lease or an operating lease) permitted by this Agreement or the Security Documents;
(vi)    Liens on assets not constituting Collateral securing Indebtedness incurred in reliance (A) on the Incurrence Test or (B) under Section 10.04(ix) (any such Indebtedness described in clause (A) or (B) that is secured by Liens permitted under this clause (x), “Specified Secured Indebtedness”);
(vii)    Liens placed upon property acquired, improved, repaired or constructed after the Closing Date and used in the ordinary course of business of the Company or any Restricted Subsidiary and placed at the time of the acquisition, improvement, repair or construction thereof by the Company or such Restricted Subsidiary or within 270 days thereafter to secure Indebtedness incurred to pay all or a portion of the purchase, improvement, repair or construction price thereof or to secure Indebtedness incurred solely for the purpose of financing the acquisition, improvement, repair or construction of any such property or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount; provided that (x) the Indebtedness secured by such Liens is permitted by Section 10.04(iii) and (y) in all events, the Lien encumbering such property so acquired, improved, repaired or constructed does not encumber any other asset of the Company or such Restricted Subsidiary; provided, further that individual financings of equipment provided by one lender may be cross collateralized to other financings of equipment provided by such lender on customary terms;
(viii)    imperfections of title, statutory exceptions to title, restrictive covenants, rights of way, easements, servitudes, mineral interest reservations, reservations made in the grant from the Crown, municipal and zoning by-laws and ordinances or similar laws or rights reserved to or vested in any Governmental Authority agency to control or regulate the use of any real property, general real estate taxes and assessments not yet delinquent and other encumbrances on real property that (i) do not arise out of the incurrence of any Indebtedness for money borrowed and (ii) do not interfere with or impair in any material respect the operation, in the ordinary course of business, of the real property on which such Lien is imposed;
(ix)    Liens arising from precautionary UCC, the Civil Code of the Province of Quebec, the Personal Property Security Act (as in effect in any other province in Canada) and the regulations thereunder, or other similar financing statement filings regarding operating leases or consignments entered into in the ordinary course of business;
(x)    attachment and judgment Liens, to the extent and for so long as the underlying judgments and decrees do not constitute an Event of Default pursuant to Section 11.09 or securing appeal or other surety bonds relating to such judgments;
(xi)    statutory and common law landlords’ liens under leases to which the Company or any Restricted Subsidiary is a party;
(xii)    Liens (other than Liens imposed under Canadian Employee Benefits Legislation) incurred in the ordinary course of business in connection with workers’ compensation claims, unemployment insurance and social security benefits and Liens, deposits, and pledges securing the performance of bids, tenders and leases in the ordinary course of business, statutory obligations, surety, stay, customs or appeal bonds, performance bonds and other obligations of a like nature (other than letters of credit) incurred in the ordinary course of business;
(xiii)    Permitted Encumbrances;
(xiv)    Liens on property or assets acquired pursuant to a Permitted Acquisition, or on property or assets of any Restricted Subsidiary in existence at the time such Restricted Subsidiary is acquired pursuant to a Permitted Acquisition, provided that (x) any Indebtedness that is secured by such Liens is permitted to exist under Section 10.04, and (y) such Liens are not incurred in connection with, or in contemplation or anticipation of, such Permitted Acquisition and do not attach to any other asset of the Company or any Restricted Subsidiary; and any extensions, renewals and replacements thereof so long as the aggregate principal amount of the Indebtedness secured by such Liens does not increase from that amount outstanding at the time of any such extension, renewal or replacement, plus accrued and unpaid interest and cash fees and expenses (including premium) incurred in connection with such renewal, replacement or extension, and such extension, renewal or replacement does not encumber any asset or properties of the Company or any Restricted Subsidiary other than the proceeds of the assets subject to such Lien;

(xv)    Liens on assets of Foreign Subsidiaries securing Indebtedness of Foreign Subsidiaries permitted pursuant to Section 10.04 or securing other obligations of such Foreign Subsidiaries not constituting Indebtedness;
(xvi)    Liens on property subject to Sale-Leaseback Transactions to the extent such Sale-Leaseback Transactions are permitted by Section 10.02(xv);
(xvii)    any encumbrances or restrictions (including, without limitation, put and call agreements) with respect to the Equity Interests of any Joint Venture or Joint Venture Subsidiary arising pursuant to the agreement evidencing or governing such Joint Venture, Joint Venture Subsidiary or their respective members or partners;
(xviii)    Liens in favor of any Credit Party securing intercompany Indebtedness permitted by Section 10.04; provided that any Liens securing such Indebtedness shall, to the extent such Lien are on Collateral, be subordinated to the Liens created pursuant to the Security Documents pursuant to an intercreditor arrangement or subordination agreement reasonably satisfactory to the Administrative Agent;
(xix)    Liens solely on specific items of inventory or other goods (and proceeds thereof) of any Person securing such Person’s obligations in respect of bankers’ acceptances or letters of credit issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods, and pledges or deposits in the ordinary course of business;
(xx)    Liens solely on insurance policies and the proceeds thereof (whether accrued or not) and rights or claims against an insurer, in each case securing insurance premium financings permitted under Section 10.04(x);
(xxi)    Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;
(xxii)    Liens (x) comprising rights of setoff and other similar Liens existing solely with respect to cash and cash equivalents on deposit in one or more accounts maintained by any Credit Party or Subsidiary, in each case granted in the ordinary course of business in favor of the bank or banks with which such accounts are maintained, securing amounts owing to such bank with respect to cash management and operating account arrangements, including those involving pooled accounts and netting arrangements, (y) attaching to commodity trading accounts or other commodities brokerage accounts incurred in the ordinary course of business and (z) in favor of a banking or other financial institution arising as a matter of law or under customary general terms and conditions encumbering deposits (including the right of setoff) and which are within the general parameters customary in the banking industry;
(xxiii)    Liens attaching solely to cash earnest money deposits in connection with any letter of intent or purchase agreement in connection with a Permitted Acquisition or other Investment permitted hereunder;
(xxiv)    Liens securing obligations of Credit Parties under Indebtedness incurred under Sections 10.04(iv) and (ix) that, to the extent such Liens are on Collateral, are secured on a junior basis to the Obligations pursuant to intercreditor arrangements reasonably satisfactory to the Administrative Agent;
(xxv)    Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by the Company or any Restricted Subsidiary in the ordinary course of business;
(xxvi)    receipt of progress payments and advances from customers in the ordinary course of business to the extent the same creates a Lien on the related inventory and proceeds thereof;
(xxvii)    Liens on assets of or Equity Interests issued by a Joint Venture, Joint Venture Subsidiary or Unrestricted Subsidiary securing Indebtedness of such Joint Venture or Unrestricted Subsidiary, so long as, such Indebtedness is recourse to the Company or its Restricted Subsidiaries only to the extent of such Equity Interest;
(xxviii)    Liens relating solely to employee contributions withheld from pay by a Canadian Subsidiary but not yet due to be remitted to a Canadian Pension Plan pursuant to any Canadian Employee Benefits Legislation;
(xxix)    Liens securing obligations under a Tax Incentive Transaction on the property subject thereto, so long as the related Indebtedness is permitted by Section 10.04(xiv);
(xxx)    Liens on assets other than the Collateral securing obligations under Hedging Agreements that do not constitute Obligations hereunder and other Indebtedness permitted under Section 10.04(xiii);
(xxxi)    Liens on an Escrow Indebtedness Escrow Account and on the funds on deposit therein;
(xxxii)    Movable hypothecs granted to landlords in the Province of Quebec to secure the payment of rent and the performance of other obligations arising under a lease of real or immovable property provided that such movable hypothec affects only the tangible assets of the tenant situated in the premises leased under such lease;
(xxxiii)    Liens created under any agreement relating to the sale, transfer or other disposition of assets permitted hereunder; provided that such Liens relate solely to the assets to be sold, transferred or otherwise disposed;
(xxxiv)    Liens on not more than Cdn.$132,000,000 of cash collateral of Canadian Subsidiaries securing Indebtedness permitted under Section 10.04(xvi);
(xxxv)    so long as no Default has occurred and is continuing at the time of granting such Liens, Liens on cash deposits in an aggregate amount not to exceed $25,000,000 (or such greater amount as approved by the Administrative in its sole discretion) securing any Hedging Agreements permitted hereunder that do not constitute Obligations hereunder;
(xxxvi)    Liens on the ABL Priority Collateral securing the ABL Credit Facility and any other obligations owed to the ABL Lenders;

(xxxvii)     each Farm Credit Lender’s statutory Lien in the Farm Credit Equities; and
(xxxviii)    Liens not securing Indebtedness and not otherwise permitted by the foregoing clauses (i) through (xxvii), to the extent securing liabilities not in excess of, $25,000,000 in the aggregate at any time outstanding.
In connection with the granting of Liens of the type described in this Section 10.01 by the Company and any Restricted Subsidiary, the Administrative Agent and the Collateral Agent shall, and shall be authorized to, take any actions deemed appropriate by it in connection therewith (including, without limitation, by executing appropriate lien releases or lien subordination agreements in favor of the holder or holders of such Liens, in either case solely with respect to the item or items of equipment or other assets subject to such Liens).
10.02.    Consolidation, Merger, or Sale of Assets, etc. Each of the Company and any Restricted Subsidiary will not wind up, liquidate or dissolve its affairs or merge, amalgamate or consolidate, or convey, sell, lease or otherwise dispose of all or any part of its property or assets, or enter into any sale-leaseback transactions of any Person, except that:
(i)    any member of the Combined Group may make any Investment permitted by Section 10.05;
(ii)    Subject to Section 2.09(b)(i), the Company and any Restricted Subsidiary may sell assets, so long as (x) no Default or Event of Default has occurred and is continuing or would result therefrom, (y) each such sale is on terms and conditions not less favorable to the Company or such Restricted Subsidiary as would reasonably be obtained by the Company or such Restricted Subsidiary at that time in a comparable arm’s-length transaction with a Person other than an Affiliate and the Company or the respective Restricted Subsidiary receives at least fair market value (as determined in good faith by the Company or such Restricted Subsidiary, as the case may be) and (z) in the case of any single transaction (other than an Asset Exchange) that involves (I) any of the Collateral (other than Collateral transferred in an Excluded Asset Disposition) or (II) assets or Equity Interests having a fair market value of more than $25,000,000, at least 75% of the consideration received by the Company or such Restricted Subsidiary shall be in the form of cash or Cash Equivalents (taking into account the amount of cash and Cash Equivalents, the principal amount of any promissory notes and the fair market value, as determined by the Company or such Restricted Subsidiary, as the case may be, in good faith, of any other consideration) and is paid at the time of the closing of such sale; provided, however, that for purposes of this clause (z)(II), the following shall be deemed to be cash: (A) any liabilities (as shown on such Borrower’s or such Restricted Subsidiary’s most recent balance sheet provided hereunder or in the footnotes thereto) of such Borrower or such Restricted Subsidiary (other than liabilities that are by their terms subordinated to the Obligations) that are assumed by the transferee with respect to the applicable disposition and for which the Company and its Restricted Subsidiaries shall have been validly released by all applicable creditors in writing, (B) any securities received by such Borrower or such Restricted Subsidiary from such transferee that are converted by such Borrower or such Restricted Subsidiary into cash or Cash Equivalents (to the extent of the cash or Cash Equivalents received in the conversion) within 180 days following the closing of the applicable asset sale, and (C) any Designated Non-Cash Consideration received by the Company or any Restricted Subsidiary in such asset sale having an aggregate fair market value, taken together with all other Designated Non-

Cash Consideration received pursuant to this clause (z)(II) that is at that time outstanding, not to exceed the greater of (1) $75,000,000 and (2) 2.00% of Consolidated Total Assets at the time of the receipt of such Designated Non-Cash Consideration (with the fair market value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value);
(iii)    each of the Company and any Restricted Subsidiary may sell upon payment therefor in the ordinary course of business any accounts in connection with the financing program established by the account debtor in effect on the Closing Date or a substantially similar program entered into hereafter;
(iv)    each of the Company and any Restricted Subsidiary may sell or discount, in each case in the ordinary course of business, accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof and not as part of any financing transaction;
(v)    each of the Company and any Restricted Subsidiary may sell assets pursuant to a Tax Incentive Transaction;
(vi)    each of the Company and any Restricted Subsidiary may grant licenses, sublicenses, leases or subleases to other Persons not materially interfering with the conduct of the business of the Company or any Restricted Subsidiary, including of Intellectual Property;
(vii)    (x) any Domestic Subsidiary of the Company may be merged, consolidated, or amalgamated with or into the Company (so long as the surviving Person of such merger, consolidation or amalgamation is a corporation, limited liability company or limited partnership organized or existing under the laws of the United States of America, any State thereof or the District of Columbia and, if such surviving Person is not the Company, such Person expressly assumes, in writing, all the obligations of the Company under the Credit Documents pursuant to an assumption agreement in form and substance reasonably satisfactory to the Administrative Agent) or any other Domestic Subsidiary (y) any Foreign Subsidiary may be merged, consolidated, dissolved, amalgamated or liquidated with or into any Wholly-Owned Foreign Subsidiary of the Company, so long as such Wholly-Owned Foreign Subsidiary is the surviving or continuing corporation of such merger, consolidation, dissolution, amalgamation or liquidation and (z) any Foreign Subsidiary of the Company may be merged, consolidated, dissolved, amalgamated or liquidated with or into any Credit Party (so long as such Credit Party is the surviving or continuing corporation of such merger, consolidation, dissolution, amalgamation or liquidation); provided that any such merger, consolidation, dissolution, amalgamation or liquidation shall only be permitted pursuant to this clause (vii), so long as (I) no Default and no Event of Default then exists or would exist immediately after giving effect thereto, (II) if any such merger, consolidation or amalgamation is between a Credit Party and a Subsidiary not a Credit Party, then the surviving Person of such merger, consolidation or amalgamation must be a Credit Party; and (III) any security interests and Liens granted to the Collateral Agent for the benefit of the Secured Creditors in and on the assets of any such Person subject to any such transaction shall remain in full force and effect and perfected and enforceable (to at least the same extent as in effect immediately prior to such merger, consolidation, amalgamation or liquidation);

(viii)    any Subsidiary of the Company may be liquidated or dissolved so long as no Default or Event of Default exists or would result therefrom, and (a) if such Subsidiary is a Restricted Subsidiary, all of the assets of such entity are transferred to another Restricted Subsidiary and (b) if such Subsidiary is a Credit Party, (1) all of the assets of such Subsidiary are transferred to another Credit Party and (2) any security interests and Liens granted to the Collateral Agent for the benefit of the Secured Creditors in and on the assets of any such Person subject to any such transaction shall remain in full force and effect and perfected and enforceable;
(ix)    any transfer arising out of the granting or creation of any Permitted Lien;
(x)    sales, transfers or dispositions of Cash Equivalents in the ordinary course of business;
(xi)    sale of accounts pursuant to put options entered into in the ordinary course of business, not for speculative purposes but to complement trade insurance;
(xii)    each of the Company and any Restricted Subsidiary may make sales or leases of (A) inventory and (B) goods held for sale, in each case in the ordinary course of business;
(xiii)    each of the Company and any Restricted Subsidiary may sell or otherwise dispose of (x) outdated, obsolete, surplus or worn out tangible or real property, in each case, in the ordinary course of business or in connection with the sale or other disposition of manufacturing assets, (y) tangible or real property no longer used or useful in the conduct of the business of the Company and any Restricted Subsidiary or (z) leasehold improvements or leased assets in connection with the termination of the lease;
(xiv)    in order to effect a sale, transfer or disposition otherwise permitted by this Section 10.02, any Restricted Subsidiary may be merged, amalgamated or consolidated with or into another Person, or may be dissolved or liquidated;
(xv)    each of the Company and any Restricted Subsidiary may affect Sale-Leaseback Transactions involving real property and/or equipment acquired after the Closing Date and not more than 180 days prior to such Sale-Leaseback Transaction for cash in an amount at least equal to the cost of such property;
(xvi)    each of the Company and any Restricted Subsidiary may issue or sell Equity Interests in, or Indebtedness or other securities of, an Unrestricted Subsidiary;
(xvii)    each of the Company and any Restricted Subsidiary may make transfers of property subject to casualty or condemnation proceedings upon the occurrence of the related Recovery Event;
(xviii)    each of the Company and any Restricted Subsidiary may abandon or allow to lapse Intellectual Property rights in the ordinary course of business, which in the reasonable business judgment of the Company or a Restricted Subsidiary are not material to the conduct of the business of the Company and any Restricted Subsidiary taken as a whole;

(xix)    each of the Company and any Restricted Subsidiary may make voluntary terminations of or unwind Hedging Agreements;
(xx)    each of the Company and any Restricted Subsidiary may terminate leases and subleases;
(xxi)    each of the Company or any Restricted Subsidiary may sell or otherwise dispose of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such sale or disposition are promptly applied to the purchase price of such replacement property;
(xxii)    sales, dispositions or contributions of property (A) between members of the Combined Group, (B) between Restricted Subsidiaries (other than members of the Combined Group), (C) by Restricted Subsidiaries that are not Credit Parties to the Credit Parties or (D) by Credit Parties to any Restricted Subsidiary that is not a member of the Combined Group; provided that (1) the portion (if any) of any such sale, disposition or contribution of property made for less than fair market value, (2) any noncash consideration received in exchange for any such sale, disposition or contribution of property, shall in each case constitute an Investment in such Restricted Subsidiary and (3) no Collateral may be sold, disposed of or contributed by a Credit Party to a Restricted Subsidiary that is not a Credit Party pursuant to this clause (xxii) other than pursuant to an Excluded Asset Disposition;
(xxiii)    dispositions of Investments (including Equity Interests) in Joint Ventures to the extent required by, or made pursuant to customary buy/sell arrangements between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements; and
(xxiv)    dispositions permitted by Section 10.03.
10.03.    Restricted Payments. Each of the Company and any Restricted Subsidiary will not make any Restricted Payment with respect to the Company or any Restricted Subsidiary, except that:
(i)    any Restricted Subsidiary may make Restricted Payments to the Company or to other Restricted Subsidiaries which directly or indirectly own equity therein;
(ii)    any non-Wholly-Owned Subsidiary of the Company may declare and pay cash dividends to its shareholders generally so long as the Company or any Restricted Subsidiary which owns the Equity Interests in the Subsidiary paying such dividends receives at least its proportionate share thereof (based upon its relative holding of the Equity Interests in the Subsidiary paying such dividends and taking into account the relative preferences, if any, of the various classes of Equity Interests of such Subsidiary);
(iii)    so long as no Default or Event of Default exists at the time of the applicable Restricted Payment or would exist immediately after giving effect thereto, the Company may make Restricted Payments to redeem or repurchase Equity Interests of the Company from management, employees, officers and directors (and their successors and assigns) of the Company and any Restricted Subsidiary; provided that (A) the aggregate amount paid in respect of all such Equity Interests so redeemed or repurchased shall not (net of any cash proceeds received from issuances of its Equity Interests in connection with such redemption or repurchase), in either case, exceed $20,000,000 in any calendar year; (B) such amount in any calendar year may be increased by an amount not to exceed: (I) the cash proceeds of key man life insurance policies received by the Company or any Restricted Subsidiary after the Closing Date; plus (II) the net proceeds from the sale of Equity Interests of the Company, in each case to members of management, managers, directors or consultants that occurs after the Closing Date; less (III) the amount of any Restricted Payments previously made with the cash proceeds described in the preceding clause (I); and (C) cancellation of Indebtedness owing to the Company from members of management, officers, directors, employees of the Company or any Subsidiary in connection with a repurchase of Equity Interests of any Parent Company will not be deemed to constitute a Restricted Payment for purposes of this Agreement;
(iv)    the Company may make cash payments in lieu of issuing fractional shares in connection with the exercise of warrants, options or other securities convertible into or exchangeable for Equity Interests of the Company;
(v)    reasonable and customary indemnities to directors, officers and employees in the ordinary course of business;
(vi)    repurchases of Equity Interests deemed to occur upon exercise of stock options or warrants or similar equity incentive awards or programs (including, but not limited to, with respect to the payment of tax obligations triggered by such exercise);
(vii)    the Company may make Restricted Payments so long as the Payment Conditions are satisfied on a pro forma basis immediately after giving effect to such Restricted Payment;
(viii)    purchases of minority interests in non-Wholly-Owned Subsidiaries by the Company and the Guarantors permitted in Section 10.05;
(ix)    the Company and each Restricted Subsidiary may declare and make Restricted Payments payable solely in the Equity Interests of such Person so long as in the case of dividend or other distribution by a Restricted Subsidiary, the Company or a Restricted Subsidiary receives at least its pro rata share of such Restricted Payment;
(x)    the Company or any Subsidiary may make payments of dividends on Disqualified Equity Interests issued in accordance with Section 10.04;
(xi)    the Company may make payments with the cash proceeds contributed to its common equity from the net cash proceeds of any equity issuance by any Parent Company, so long as such payments are made substantially concurrently with such contribution and, with respect to any such payments, no Event of Default shall have occurred and be continuing or would result therefrom; and
(xii)    the Company and any Restricted Subsidiary may make Restricted Payments within 60 days after the date of declaration thereof, if at the date of declaration of such payment, such payment would have complied with another provision of this Section 10.03.
10.04.    Indebtedness. The Company will not, and will not permit any of its Restricted Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

(i)    Indebtedness incurred pursuant to this Agreement and the other Credit Documents;
(ii)    Indebtedness under Hedging Agreements so long as the entering into of such Hedging Agreements are bona fide hedging activities and are not for speculative purposes;
(iii)    Indebtedness of the Company and any Restricted Subsidiary evidenced by Capitalized Lease Obligations and purchase money Indebtedness described in Section 10.01(vii); provided that in no event shall the aggregate principal amount of all such Indebtedness incurred or assumed after the Closing Date permitted by this clause (iii) exceed at any one time outstanding of $125,000,000;
(iv)    Indebtedness if, after giving effect to the incurrence thereof and any substantially simultaneous application of proceeds thereof, the pro forma Interest Coverage Ratio would be greater than or equal to 2.00 to 1.00 (such test, the “Incurrence Test”);
(v)    Indebtedness of any Restricted Subsidiary acquired pursuant to a Permitted Acquisition (or Indebtedness assumed at the time of a Permitted Acquisition of an asset securing such Indebtedness); provided that (x) such Indebtedness was not incurred in connection with, or in anticipation or contemplation of, such Permitted Acquisition and (y) at the time such Indebtedness is incurred or assume, the Incurrence Test is met on a pro forma basis for such incurrence or assumption and (ii) any refinancings, renewals or extensions of any Indebtedness incurred pursuant to clause (i); provided that (a) the aggregate principal amount of the Indebtedness to be refinanced, renewed or extended does not increase from that amount outstanding at the time of any such refinancing, renewal or extension, plus accrued and unpaid interest and cash fees and expenses (including premium) incurred in connection with such renewal, replacement or extension, (b) no additional obligors shall incur or guarantee such refinancing beyond those obligated as of the Permitted Acquisition, (c) such Indebtedness shall not be secured by assets other than by some or all of the assets (including after acquired assets of the applicable type) that secured the Indebtedness to be refinanced, (d) such Indebtedness does not have a Weighted Average Life to Maturity at the time such refinancing Indebtedness is incurred which is less than the remaining Weighted Average Life to Maturity of the Indebtedness being refinanced, renewed or extended, (e) such Indebtedness has a maturity that is later than the maturity of the Indebtedness being refinanced, renewed or extended and (f) to the extent such refinancing Indebtedness extends, renews or refinances Indebtedness subordinated to the Loans in right of payment or security, such refinancing Indebtedness is subordinated to the Loans at least to the same extent as the Indebtedness being extended, renewed or refinanced;
(vi)    intercompany Indebtedness among the Company and any Restricted Subsidiary to the extent permitted by Section 10.05(vi) or Section 10.05(xix);
(vii)    Indebtedness outstanding on the Closing Date and listed on Schedule 10.04(vii) (“Existing Indebtedness”) and any subsequent extension, renewal or refinancing thereof; provided that the aggregate principal amount of the Indebtedness to be extended, renewed or refinanced does not increase from that amount outstanding at the time of any such extension, renewal or refinancing, plus accrued and unpaid interest and cash fees and expenses (including premium) incurred in connection with such renewal, replacement or extension; provided, further, that such refinancing Indebtedness: (x) has a Weighted Average Life to Maturity at the time such refinancing Indebtedness is incurred which is not less than the remaining Weighted Average Life to Maturity of the Indebtedness being extended, renewed or refinanced; and (y) to the extent such refinancing Indebtedness extends, renews or refinances Indebtedness subordinated to the Loans in right of payment or security, such refinancing Indebtedness is subordinated to the Loans at least to the same extent as the Indebtedness being extended, renewed or refinanced;
(viii)    Indebtedness of Foreign Subsidiaries that are not members of the Combined Group; provided that the aggregate principal amount of Indebtedness outstanding pursuant to this clause (viii) shall not at any time exceed the greater of (x) $75,000,000 and (y) 1.5% of Consolidated Total Assets, calculated as of the then most recent fiscal quarter for which financial statements have been delivered immediately prior to the date such Indebtedness is incurred;
(ix)    other Indebtedness of the Company and its Restricted Subsidiaries up to $500,000,000; provided that either (x) the Payment Conditions shall have been satisfied on a pro forma basis for such Indebtedness or (y) such Indebtedness shall have a Weighted Average Life to Maturity of at least 6 months greater than the Latest Maturity Date;
(x)    Indebtedness incurred in the ordinary course of business to finance insurance premiums not exceeding the amount of such unpaid premiums in the aggregate;
(xi)    Indebtedness incurred in the ordinary course of business in respect of netting services, overdraft protections, employee credit card programs, automatic clearinghouse arrangements and other similar services in connection with cash management and deposit accounts and Indebtedness in connection with the honoring of a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business, including, in each case, Bank Product Debt;
(xii)    unsecured Indebtedness of the Company and any Restricted Subsidiary up to $500,000,000; provided that any Indebtedness incurred under this clause (xii) that either (x) is incurred when the Payment Conditions have not been satisfied on a pro forma basis for such Indebtedness or (y) does not have a Weighted Average Life to Maturity of at least 6 months greater than the Latest Maturity Date, shall not exceed $100,000,000;
(xiii)    to the extent constituting Indebtedness, (i) performance, surety, bid, appeal or similar bonds, completion guarantees or similar instruments, including letters of credit and bankers’ acceptances (not incurred for the purpose of borrowing money), in each case provided in the ordinary course of business, and (ii) agreements providing for indemnification, adjustment of purchase price or similar obligations, or from guarantees or letters of credit, surety bonds or performance bonds securing any obligations pursuant to such agreement, incurred in connection with the disposition of any business, assets or Subsidiary of the Company or lease permitted by Section10.02 (but not in respect of Indebtedness for borrowed money or Capitalized Lease Obligations);
(xiv)    Indebtedness under a Tax Incentive Transaction;
(xv)    Indebtedness in the form of any earnout or other similar contingent payment obligation incurred in connection with an acquisition permitted hereunder;

(xvi)    Indebtedness in respect of letters of credit issued and reimbursement obligations with respect to amounts drawn under such letters of credit, in an aggregate principal amount at any time outstanding not in excess of Cdn.$125,000,000; provided that (A) such Indebtedness may be secured only by Liens permitted under Section 10.01(xxxiv);
(xvii)    Contingent Obligations to insurers required in connection with worker’s compensation and other insurance coverage incurred in the ordinary course of business;
(xviii)    guarantees made by the Company or any Restricted Subsidiary of Indebtedness of the Company or any such Restricted Subsidiary permitted to be outstanding under this Section 10.04; provided that such guarantees are permitted by Section 10.05;
(xix)    guarantees made by any Foreign Subsidiary of Indebtedness of any other Foreign Subsidiary permitted to be outstanding under this Section 10.04;
(xx)    guarantees of Indebtedness of directors, officers and employees of the Company or any Restricted Subsidiary in respect of expenses of such Persons in connection with relocations and other ordinary course of business purposes;
(xxi)    guarantees of Indebtedness of a Person in connection with a Joint Venture and Indebtedness of Subsidiaries of the Company that are not Wholly-Owned Subsidiaries; provided that the aggregate principal amount of any Indebtedness so guaranteed or incurred shall not exceed $50,000,000;
(xxii)    Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business, provided that such Indebtedness is extinguished within five Business Days of its incurrence;
(xxiii)    salary, wages, bonuses, severance, pension and health and welfare retirement benefits, fringe benefits or the equivalent thereof to current and former employees or other service providers of the Company or any Restricted Subsidiary incurred in the ordinary course of business, (y) Indebtedness representing deferred compensation or stock-based compensation to employees of the Company and its Restricted Subsidiaries and (z) Indebtedness consisting of promissory notes issued by any member of the Combined Group to current or former officers, directors and employees, their respective estates, spouses or former spouses to finance the purchase or redemption of Equity Interests of any Parent Company permitted by Section 10.03;
(xxiv)    Indebtedness of any member of the Combined Group as an account party in respect of trade letters of credit issued in the ordinary course of business;
(xxv)    Indebtedness arising out of Sale-Leaseback Transactions permitted by Section 10.01(xvi); and
(xxvi)    Indebtedness under the ABL Credit Facility.
10.05.    Advances, Investments and Loans. Each of the Company and any Restricted Subsidiary will not, directly or indirectly, lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other

Person, or purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or hold any cash or Cash Equivalents or designate a Subsidiary as an Unrestricted Subsidiary (each of the foregoing, an “Investment” and, collectively, “Investments” and with the value of each Investment being measured at the time made and without giving effect to subsequent changes in value or any write-ups, write-downs or write-offs thereof but giving effect to any cash return or cash distributions received by the Company and any Restricted Subsidiary with respect thereto), except that the following shall be permitted:
(i)    Investments consisting of accounts receivable created or acquired, and deposits, prepayments and other credits to suppliers made, in the ordinary course of business;
(ii)    the Company and any Restricted Subsidiary may acquire and hold cash and Cash Equivalents;
(iii)    the Company and any Restricted Subsidiary may hold the Investments held by them or committed to be made by them on the Closing Date and described on Schedule 10.05(iii), and any modification, replacement, renewal or extension thereof that does not increase the principal amount thereof unless any additional Investments made with respect thereto are permitted under the other provisions of this Section 10.05;
(iv)    the Company and any Restricted Subsidiary may acquire and hold Investments (including debt obligations and Equity Interests) received in connection with the bankruptcy or reorganization of suppliers and customers, and Investments received in good faith settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;
(v)    Investments consisting of Hedging Agreements permitted by Section 10.04(ii);
(vi)    (a) the Company and any Restricted Subsidiary may make intercompany loans to and other Investments in members of the Combined Group, (b) any Foreign Subsidiary may make intercompany loans to and other Investments in the Company or any Restricted Subsidiary so long as all payment obligations of the Credit Parties are, unless prohibited by the terms of the ABL Credit Facility, subordinated to their obligations under the Credit Documents on terms consistent with Section 14.07 hereof or otherwise reasonably satisfactory to the Administrative Agent, (c) the Credit Parties may make intercompany loans to, guarantees on behalf of, and other Investments in, Subsidiaries that are not members of the Combined Group so long as the aggregate amount of outstanding loans, guarantees and other Indebtedness made or committed to be made on or after the Closing Date pursuant to this subclause (c) does not exceed $25,000,000 at any time, (d) any Restricted Subsidiary that is not a Credit Party may make intercompany loans to, and other Investments in, any other Restricted Subsidiary that is also not a Credit Party, (e) additional loans and advances made to or in such Subsidiaries as part of the Company’s consolidated cash management operations in the ordinary course of business in an aggregate amount not to exceed $50,000,000 outstanding at any time; provided that each cash management account between any Credit Party and any Subsidiary that is not Wholly‑Owned shall be settled at least quarterly and (e) Credit Parties may make intercompany loans and other Investments in any Restricted Subsidiary that is not a Credit Party so long as such Investment is part of a series of simultaneous Investments by Restricted Subsidiaries in other Restricted Subsidiaries that results in the proceeds of the initial Investment being invested in one or more members of the Combined Group;
(vii)    Permitted Acquisitions so long as (x) if the acquisition consideration exceeds $50,000,000, (i) the Permitted Acquisition Conditions shall be satisfied on a pro forma basis and (ii) the Acquired Entity or Business shall have complied with the provisions of Section 9.12 to the extent any Person is required to become a Credit Party or grant or perfect security thereunder; and (y) to the extent the aggregate amount of Permitted Acquisitions in any month exceeds $25,000,000, the Company shall have delivered to the Administrative Agent and each Lender a certificate executed by its chief financial officer or treasurer, certifying to the best of such officer’s knowledge, compliance with the requirements of the definition of “Permitted Acquisition Conditions,” and containing the calculations (in reasonable detail) required by clause (ii) thereof;
(viii)    loans and advances by the Company and any Restricted Subsidiary to officers, directors and employees of the Company and any Restricted Subsidiary not to exceed $20,000,000 at any time outstanding in connection with (i) relocations and other ordinary course of business purposes (including travel and entertainment expenses) and (ii) any such Person’s purchase of Equity Interests of any Parent Company; provided that no cash is actually advanced pursuant to this clause (ii) unless immediately repaid;
(ix)    advances of payroll payments to employees of the Company and any Restricted Subsidiary in the ordinary course of business;
(x)    non-cash consideration may be received in connection with any sale of assets permitted pursuant to Section 10.02(ii);
(xi)    Investments in existence on the Closing Date by the Company, each other Borrower and their respective Subsidiaries in their respective Subsidiaries;
(xii)    Investments consisting of guaranties and Contingent Obligations permitted by Section 10.04;
(xiii)    any Investments consisting of (i) any contract pursuant to which the Company or any Subsidiary obtains the right to cut, harvest or otherwise acquire timber on property owned by any other Person, whether or not the Company’s or such Subsidiary’s obligations under such contract are evidenced by a note or other instrument, or (ii) loans or advances to customers of the Company or any Subsidiary of the Company, including leases of personal property of the Company or such Subsidiary to such customers provided that the contracts, loans and advances constituting permitted Investments pursuant to this clause (xiii) shall not exceed $20,000,000 at any time outstanding;
(xiv)    extensions of trade credit may be made in the ordinary course of business (including advances made to distributors), Investments received in satisfaction or partial satisfaction of previously extended trade credit from financially troubled account debtors, Investments consisting of prepayments to suppliers made in the ordinary course of business and loans or advances made to distributors, suppliers or subcontractors in the ordinary course of business;

(xv)    earnest money deposits may be made to the extent required in connection with Permitted Acquisitions and other Investments to the extent permitted under Section 10.01(xxiii);
(xvi)    Investments in deposit accounts or securities accounts opened in the ordinary course of business;
(xvii)    Investments in the nature of prepaid expenses, pledges or deposits with respect to leases, utilities, workers’ compensation, performance and similarly deposits provided to third parties in the ordinary course of business;
(xviii)    Investments in the ordinary course of business consisting of UCC Article 3 or similar endorsements for collection or deposit;
(xix)    Investments in assets not meeting the definition of “Acquired Entity or Business” so long as the Payment Conditions are satisfied on a pro forma basis immediately after giving effect to such Investments;
(xx)    Investments of a Person that is acquired and becomes a Restricted Subsidiary or of a company merged or amalgamated or consolidated into any Restricted Subsidiary, in each case after the Closing Date and in accordance with this Section 10.05 and/or Section 10.02, as applicable, to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger, amalgamation or consolidation, do not constitute a material portion of the aggregate assets acquired in such transaction and were in existence on the date of such acquisition, merger, amalgamation or consolidation;
(xxi)    the Farm Credit Equities and any other stock or securities of, or Investments in, any Farm Credit Lender or its investment services or programs; and
(xxii)    Other Investments in an aggregate amount not to exceed the greater of (x) $100,000,000 or (y) 2.25% of Consolidated Total Assets, calculated as of the then most recent fiscal quarter for which financial statements have been delivered immediately prior to the date such Investment is made, net of any return of or on such Investments; provided that no more than $50,000,000 of such Investments at any time shall be made other than in Joint Ventures and Unrestricted Subsidiaries.
10.06.    Transactions with Affiliates. Each of the Company and any Restricted Subsidiary will not enter into any transaction or series of related transactions with any Affiliate of the Company or any of its Subsidiaries, other than on terms and conditions not less favorable to the Company or such Restricted Subsidiary as would reasonably be obtained by the Company or such Restricted Subsidiary at that time in a comparable arm’s-length transaction with a Person other than an Affiliate, except:
(i)    Restricted Payments may be paid to the extent provided in Section 10.03;
(ii)    loans and other transactions among the Company and any Restricted Subsidiary (and any Parent Company) may be made to the extent otherwise expressly permitted under Section 10;

(iii)    customary fees and indemnification (including the reimbursement of out-of-pocket expenses) may be paid to directors of the Company and any Restricted Subsidiary;
(iv)    the Company and any Restricted Subsidiary may enter into, and may make payments under, employment agreements, employee benefits plans, stock option plans, indemnification provisions, stay bonuses, severance and other similar compensatory arrangements with officers, employees and directors of the Company and any Restricted Subsidiary in the ordinary course of business;
(v)    to the extent not otherwise prohibited by this Agreement, transactions between or among the Company and any Restricted Subsidiary shall be permitted (including equity issuances);
(vi)    transactions with any Person (other than an Unrestricted Subsidiary) that is an Affiliate by reason of the ownership by the Company or its Restricted Subsidiaries in the Equity Interest of such Person; and
(vii)    any Investment permitted by Section 10.05.
10.07.    Limitations on Payments of Indebtedness; Modifications of Senior Notes Indenture, Certificate of Incorporation, By-Laws and Certain Other Agreements, etc. Each of the Company and any Restricted Subsidiary will not:
(a)    make in respect of any voluntary or optional payment or prepayment on or redemption or acquisition for value of (including, in each case without limitation, by way of depositing with the trustee with respect thereto or any other Person money or securities before due for the purpose of paying when due), the Senior Notes or any Specified Secured Indebtedness or unsecured Indebtedness, other than (i) any refinancing of Indebtedness permitted by Section 10.04; (ii) prepayments, repurchases, redemptions or defeasances of Indebtedness with shares of common stock of the Company or out of the Net Proceeds from the sale of common stock of the Company; (iii) any prepayment on or redemption or acquisition for value of any such Indebtedness (including, in each case without limitation, by way of depositing with the trustee with respect thereto or any other Person money or securities before due for the purpose of paying when due) so long as the Payment Conditions are satisfied on a pro forma basis immediately after giving effect to the consummation of the proposed repayment or prepayment; (iv) prepayments of Indebtedness between the Company and its Subsidiaries; and (v) in an aggregate amount since the Closing Date not to exceed $5,000,000;
(b)    amend or modify, or permit the amendment or modification of any provision of, the Senior Notes Indenture other than any amendment or modification that is not adverse to the interests of the Lenders in any material respect;
(c)    amend or modify, or permit the amendment or modification of any provision of, any documents governing Specified Secured Indebtedness (after the entering into thereof) with an aggregate principal amount of $50,000,000 or more other than any amendment or modification that is not adverse to the interests of the Lenders in any material respect; or
(d)    amend, modify or change its certificate or articles of incorporation (including, without limitation, by the filing or modification of any certificate or articles of designation), certificate of formation, limited liability company agreement or by-laws (or the equivalent organizational documents in the relevant jurisdiction), as applicable, or any agreement entered into by it with respect to its Equity Interests, or enter into any new agreement with respect to its Equity Interests, unless such amendment, modification, change or other action contemplated by this clause (d) could not reasonably be expected to be adverse in any material respect to the interests of the Lenders.
10.08.    Limitation on Certain Restrictions on Subsidiaries. Each of the Company and any Restricted Subsidiary will not, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any such Restricted Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by the Company or any Restricted Subsidiary, or pay any Indebtedness owed to the Company or any Restricted Subsidiary, (b) make loans or advances to the Company or any Restricted Subsidiary or (c) transfer any of its properties or assets to the Company or any Restricted Subsidiary, except for such encumbrances or restrictions existing under or by reason of:
(i)    applicable law;
(ii)    this Agreement and the other Credit Documents;
(iii)    the Senior Notes Indenture or in any agreement evidencing, governing or securing any Specified Secured Indebtedness or effecting a refinancing, replacement or substitution of the Senior Notes or any Specified Secured Indebtedness; provided that the provisions relating to such encumbrance or restriction contained in any such agreement are no more onerous, when taken as a whole, to any Subsidiary of the Company than those contained in the Senior Notes Indenture;
(iv)    customary provisions restricting subletting or assignment of any lease governing any leasehold interest of the Company or any Restricted Subsidiary;
(v)    customary provisions restricting assignment of any licensing agreement (in which the Company or any Restricted Subsidiary is the licensee) or other contract entered into by the Company or any Restricted Subsidiary in the ordinary course of business;
(vi)    restrictions on the transfer of any asset pending the close of the sale of such asset;
(vii)    any agreement or instrument governing Indebtedness assumed in connection with a Permitted Acquisition, to the extent the relevant encumbrance or restriction was not agreed to or adopted in connection with, or in anticipation of, the respective Permitted Acquisition and does not apply to the Company or any Restricted Subsidiary, or the properties of any such Person, other than the Persons or the properties acquired in such Permitted Acquisition;
(viii)    encumbrances or restrictions on cash or other deposits or net worth imposed by customers under agreements entered into in the ordinary course of business;
(ix)    any agreement or instrument relating to Indebtedness of a Foreign Subsidiary incurred pursuant to Section 10.04 to the extent such encumbrance or restriction only applies to such Foreign Subsidiary;

(x)    an agreement effecting a refinancing, replacement or substitution of Indebtedness issued, assumed or incurred pursuant to an agreement or instrument referred to in clause (vii) above; provided that the provisions relating to such encumbrance or restriction contained in any such refinancing, replacement or substitution agreement are no more onerous, when taken as a whole, to any Subsidiary of the Company than those contained in the agreements or instruments referred to in such clause (vii);
(xi)    restrictions and conditions imposed by the terms of the documentation governing any Indebtedness of a Restricted Subsidiary of the Company that is not a Credit Party, which Indebtedness is permitted by Section 10.04;
(xii)    Restrictions arising out of Permitted Liens, so long as such restrictions only apply to the assets subject to such Permitted Lien;
(xiii)    customary subordination of subrogation, contribution and similar claims contained in guaranties permitted hereunder;
(xiv)    any restrictions on the payment of dividends imposed on any Foreign Subsidiary organized under the laws of Canada in favor of Canadian Governmental Authorities;
(xv)    customary encumbrances or restrictions in joint venture agreements, asset sale agreements, sale-leaseback agreements, stock sale agreements and other similar agreements, which restrictions relate solely to the activities of such joint venture or are otherwise applicable only to the assets that are the subject to such agreement or,
(xvi)    customary encumbrances or restrictions contained in sales of, or in agreements relating to the sale of Equity Interests or assets of any Subsidiary of the Company pending such sale, provided that such encumbrances and restrictions apply only to the Subsidiary of the Company to be sold and such sale is permitted hereunder;
(xvii)    any such encumbrances or restrictions imposed in connection with consignment agreements entered into in the ordinary course of business; and
(xviii)    negative pledges and restrictions on Liens in favor of any holder of Indebtedness for borrowed money permitted under Section 10.04 but only if such negative pledge or restriction expressly permits Liens on the Collateral for the benefit of the Administrative Agent and/or the Collateral Agent and the Secured Creditors with respect to the credit facilities established hereunder and the Obligations under the Credit Documents on a senior basis and without a requirement that such holders of such Indebtedness be secured by such Liens securing the Obligations under the Credit Documents equally and ratably or on a junior basis.
10.09.    Business.
(a)    The Company will not permit at any time the primary business activities taken as a whole conducted by the Company and any Restricted Subsidiary to be other than in the forest products, paper products, energy and recycling industries (including, without limitation, the manufacturing and production of paper, packaging products, wood products, tissue products and wood pulp), the distribution of any such product, and any business or other activities resulting from a conversion of existing assets or that are reasonably similar, ancillary, complementary or related to, or a reasonable extension, development or expansion of, such businesses.
(b)    The Company will not change its (i) accounting policies or reporting practices, except as permitted by GAAP, or (ii) fiscal year.
10.10.    Negative Pledges. Each of the Company and any Restricted Subsidiary shall not agree or covenant with any Person to restrict in any way its ability to grant any Lien on its assets in favor of the Lenders, other than pursuant to any intercreditor agreement contemplated by this agreement, and except that this Section 10.10 shall not apply to:
(i)    any covenants contained in this Agreement or any other Credit Documents or that exist on the Closing Date;
(ii)    covenants contained in the Senior Notes Indenture as in effect on the Closing Date;
(iii)    any documents governing Specified Secured Indebtedness (in each case so long as same do not restrict the granting of Liens to secure Indebtedness pursuant to this Agreement);
(iv)    covenants and agreements made in connection with any agreement relating to secured Indebtedness permitted by this Agreement but only if such covenant or agreement applies solely to the specific asset or assets to which such Lien relates;
(v)    customary provisions in leases, subleases, licenses or sublicenses and other contracts restricting the right of assignment thereof;
(vi)    customary provisions in joint venture agreements and other similar agreements applicable to joint ventures that are applicable solely to such joint venture;
(vii)    restrictions imposed by law;
(viii)    customary restrictions and conditions contained in agreements relating to any sale of assets or Equity Interests pending such sale; provided such restrictions and conditions apply only to the Person or property that is to be sold;
(ix)    contractual obligations binding on a Restricted Subsidiary at the time such Restricted Subsidiary first becomes a Restricted Subsidiary, so long as such contractual obligations were not entered into solely in contemplation of such Person becoming a Restricted Subsidiary;
(x)    negative pledges and restrictions on Liens in favor of any holder of Indebtedness for borrowed money entered into after the Closing Date and otherwise permitted under Section 10.04 but only if either such Indebtedness is not incurred by a Credit Party and such lien does not attach to assets of a Credit Party or such negative pledge or restriction expressly permits Liens on the Collateral for the benefit of the Administrative Agent and/or the Collateral Agent and the Secured Creditors with respect to the credit facilities established hereunder and the Obligations under the Credit Documents on a senior basis and without a requirement that such holders of such Indebtedness be secured by such

Liens securing the Obligations under the Credit Documents equally and ratably or on a junior basis;
(xi)    restrictions on any Foreign Subsidiary pursuant to the terms of any Indebtedness of such Foreign Subsidiary permitted to be incurred hereunder;
(xii)    restrictions on cash or other deposits imposed by customers under contracts entered into in the ordinary course of business;
(xiii)    any restrictions on Liens imposed by any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of the contracts, instruments or obligations referred to in clauses (i), (ii), (iii) (ix), (x) and (xi) above; provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are, in the good faith judgment of the Company, no more restrictive with respect to such encumbrance and other restrictions than those prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing; and
(xiv)    covenants contained in the ABL Credit Facility.
10.11.    Financial Covenants.
(a)    Each of the Company and any Restricted Subsidiary shall not permit the Capitalization Ratio to be greater than 45.0% at any time.
(b)    Each of the Company and any Restricted Subsidiary shall not permit Available Liquidity to be less than $100,000,000 at any time.
(c)    Each of the Company and any Restricted Subsidiary shall not permit both (i) the Collateral Coverage Ratio to be less than 1.8 to 1.0 as of (A) the Closing Date or (B) any Appraisal Test Date and (ii) a period of 180 days to elapse following the Closing Date or such Appraisal Test Date where the Credit Parties have not (x) prepaid the Obligations, (y) reduced the unfunded portion of the Revolving Commitments pursuant to Section 2.07(b) or (z) pledged additional assets pursuant to Section 2.09(b)(iii), in each case in an amount sufficient to cause the Collateral Coverage Ratio to be not less than 1.8:1.0.
10.12.    [Reserved].
Section 11    Events of Default. Upon the occurrence of any of the following specified events (each, an “Event of Default”):
11.01.    Payments. Any Borrower shall (i) default in the payment when due of any principal of any Loan or any Note or (ii) default, and such default shall continue unremedied for three or more Business Days, in the payment when due of any interest on any Loan or Note, or any Fees or any other amounts owing hereunder or under any other Credit Document; or
11.02.    Representations, etc. Any representation, warranty or statement made or deemed made by any Credit Party herein or in any other Credit Document or in any certificate delivered to the Administrative Agent or any Lender pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

11.03.    Covenants. The Company or any Restricted Subsidiary shall (i) default in the due performance or observance by it of any term, covenant or agreement contained in Section 9.01(f)(i), 9.02(b), 9.04 (as to the existence of the Company), 9.11, (other than any such default which is not directly caused by the action or inaction of the Company or any Restricted Subsidiary, which such default shall be subject to clause (iii) below), or Section 10, (ii) default in the due performance or observance by it of any other term, covenant or agreement contained in Section 9.02(c), and such default shall continue unremedied for a period of 10 Business Days after the earlier of (x) written notice thereof to the defaulting party by the Administrative Agent or the Required Lenders or (y) a Responsible Officer of such defaulting party gains knowledge of such default or (iii) default in the due performance or observance by it of any other term, covenant or agreement contained in this Agreement or in any other Credit Document (other than those set forth in Sections 11.01 and 11.02), and such default shall continue unremedied for a period of 30 days after the earlier of (x) written notice thereof to the defaulting party by the Administrative Agent or the Required Lenders or (y) a Responsible Officer of such defaulting party gains knowledge of such default; or
11.04.    Default Under Other Agreements. (i) The Company or any Restricted Subsidiary shall (x) default in any payment of any Indebtedness (other than the Obligations and other than intercompany Indebtedness permitted by Section 10.04) beyond the period of grace, if any, provided in an instrument or agreement under which such Indebtedness was created or (y) default in the observance or performance of any agreement or condition relating to any Indebtedness (other than the Obligations) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any such Indebtedness to become due prior to its stated maturity, or (ii) any Indebtedness (other than the Obligations) of the Company or any Restricted Subsidiary shall be declared to be (or shall become) due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof; provided that (A) other than with respect to the ABL Credit Facility, it shall not be a Default or an Event of Default under this Section 11.04 unless the aggregate principal amount of all Indebtedness as described in preceding clauses (i) and (ii) is at least equal to the Threshold Amount and (B) the preceding clause (ii) shall not apply to Indebtedness that becomes due as a result of a voluntary sale or transfer of the property or assets securing such Indebtedness, if such sale or transfer is otherwise permitted hereunder; or
11.05.    Bankruptcy, etc. The Company or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary) shall, to the extent applicable, commence a voluntary case or proceeding concerning itself under Title 11 of the United States Code entitled “Bankruptcy,” as now or hereafter in effect, or any successor thereto (the “Bankruptcy Code”) or commence analogous case, proceeding, step or procedure in any jurisdiction; or an involuntary case or proceeding is commenced against the Company or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary) in any jurisdiction, and the petition or proceeding is not controverted within 21 days, or is not dismissed within 60 days, after commencement of the case or proceeding; or a custodian (as defined in the Bankruptcy Code), receiver, interim receiver, receiver-manager, trustee, liquidator, administrator, monitor or similar officer is appointed for, or takes charge of, all or substantially all of the property of the Company or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary), or the Company or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary) commences any other proceeding under any reorganization, bankruptcy, insolvency, arrangement, winding-up, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary), or there is commenced against the Company or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary) any such proceeding which remains undismissed for a period of 60 days, or the Company or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary) is adjudicated, or is deemed for the purposes of any applicable law to be, insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary) suffers any appointment of any custodian, receiver, interim receiver, receiver-manager, trustee, liquidator, administrator, monitor or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or the Company or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary) makes a general assignment for the benefit of creditors; or any corporate, limited liability company or similar action is taken by the Company or any of its Restricted Subsidiaries (other than any Immaterial Subsidiary) for the purpose of effecting any of the foregoing; or
11.06.    ERISA . (a) An ERISA Event has occurred with respect to a Plan or Multiemployer Plan which has resulted in a Material Adverse Effect; (b) there is or arises Unfunded Pension Liability which has resulted in a Material Adverse Effect, (c) there is or arises any potential withdrawal liability under Section 4201 of ERISA, if the Company, any Restricted Subsidiary or the ERISA Affiliates were to withdraw completely from any and all Multiemployer Plans which has resulted in a Material Adverse Effect or (d) a Foreign Pension Plan has failed to comply with, or be funded in accordance with, applicable law which has resulted in a Material Adverse Effect; or
11.07.    Credit Documents. (i) Any Credit Document shall for any reason cease to be, or shall be asserted in writing by any Borrower or any Restricted Subsidiary not to be, a legal, valid and binding obligation of any party thereto or (ii) any of the Security Documents shall for any reason cease to be in full force and effect, or shall cease to give the Collateral Agent for the benefit of the Secured Creditors the Liens, rights, powers and privileges purported to be created thereby (including, without limitation (to the extent provided therein), a perfected security interest in, and Lien on, all of the Collateral (other than immaterial Collateral), in favor of the Collateral Agent, superior to and prior to the rights of all third Persons (except as permitted by Section 10.01), and subject to no other Liens (except as permitted by Section 10.01)); or
11.08.    Guaranties. Any Credit Party Guaranty or any provision thereof shall cease to be in full force or effect as to any Credit Party, or any Guarantor or any Person acting for or on behalf of such Credit Party shall deny or disaffirm such Credit Party’s obligations under the Credit Party Guaranty to which it is a party; or
11.09.    Judgments. One or more judgments or decrees shall be entered against the Company or any Restricted Subsidiary (other than an Immaterial Subsidiary) involving in the aggregate for the Company and any such Restricted Subsidiary a liability or liabilities (not paid or fully covered by a reputable and solvent insurance company with respect to judgments for the payment of money) and such judgments and decrees either shall be final and non-appealable or shall not be vacated, discharged or stayed or bonded pending appeal for any period of 60 consecutive days, and the aggregate amount of all such judgments and decrees (to the extent not paid or fully covered by such insurance company) equals or exceeds the Threshold Amount; or
11.10.    Change of Control. A Change of Control shall occur;
then and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent, upon the written request of the Required Lenders, shall by written notice to the Company, take any or all of the following actions, without prejudice to the rights of the Administrative Agent, any Lender or the holder of any Note to enforce its claims against any Credit Party (provided that, if an Event of Default specified in Section 11.05 shall occur with respect to any Credit Party, the result which would occur upon the giving of written notice by the Administrative Agent as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Commitments terminated, whereupon all Commitments of each Lender shall forthwith terminate immediately; (ii) declare the principal of and any accrued interest in respect of all Loans and the Notes and all Obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party; (iii) enforce, as Collateral Agent, all of the Liens and security interests created pursuant to the Security Documents; (iv) enforce each Credit Party Guaranty and (v) terminate, reduce or condition any Commitment.
11.11.    Application of Funds. After the exercise of remedies provided for above (or after the Loans have automatically become immediately due and payable):
(a)    any amounts received on account of the Obligations shall, subject to the provisions of Sections 2.11, be applied in the following order:
First, to the payment of all reasonable costs and out-of-pocket expenses, fees, commissions and taxes of such sale, collection or other realization including, without limitation, compensation to the Administrative Agent, the Collateral Agent and their respective agents and counsel, and all expenses, liabilities and advances made or incurred by the Administrative Agent and/or the Collateral Agent in connection therewith;
Second, to the payment of all other reasonable costs and out-of-pocket expenses of such sale, collection or other realization including, without limitation, costs and expenses and all costs, liabilities and advances made or incurred by the other Secured Creditors in connection therewith (other than in respect of Secured Hedging Obligations);
Third, to interest then due and payable on Loans and other amounts due pursuant to Sections 3.01, 3.02 and 5.01;
Fourth, to the principal balance of Loans then outstanding and all Secured Hedging Obligations pro rata;
Fifth, to all other Obligations pro rata; and
Sixth, the balance, if any, as required by any intercreditor agreement or, in the absence of any such requirement, to the Person lawfully entitled thereto (including the applicable Credit Party or its successors or assigns).
In the event that any such proceeds are insufficient to pay in full the items described in clauses First through Sixth of this Section 11.11(a), the Credit Parties shall remain liable for any deficiency. Notwithstanding the foregoing provisions, this Section 11.11 is subject to the provisions of any intercreditor agreement.
Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or its assets, but appropriate adjustments shall be made with respect to payments from other Credit Parties to preserve the allocation to Obligations otherwise set forth above in this Section 11.11.
Section 12    The Administrative Agent and Collateral Agent.
12.01.    Appointment and Authorization.

(a)    Each Lender hereby irrevocably designates and appoints (i) AAC as Administrative Agent and Collateral Agent for such Lender, and (ii) AAC as Lead Arranger for such Lender, each to act as specified herein and in the other Credit Documents. Each Lender hereby irrevocably authorizes the Administrative Agent and the Collateral Agent to take such action on its behalf under the provisions of this Agreement and each other Credit Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Credit Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Credit Document, the Administrative Agent and the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein. None of the Agents (other than the Administrative Agent and the Collateral Agent) shall have any rights, powers, obligations, liabilities, responsibilities or duties under this Agreement or any of the other Credit Documents, except in its capacity, as applicable, as a Lender hereunder. The Agents shall not have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Credit Document or otherwise exist against the Agents. Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in the other Credit Documents with reference to the Agents is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.
(b)    Each of the Lenders (including in its capacity as a Secured Hedge Provider) hereby further authorizes the Administrative Agent to enter into any intercreditor agreement (including those contemplated by Section 10.01(vi)) and any respective amendments thereto on behalf of such Lender. Without limiting the generality of the foregoing, each of the Lenders hereby authorizes and directs the Administrative Agent to bind each Lender to the actions required by such Lender under the terms of any intercreditor agreement (including those contemplated by Section 10.01(vi)).
(c)    The provisions of this Section 12 (other than Sections 12.09 and 12.11) are solely for the benefit of the Agents, the Lenders and the Borrowers shall not have rights as a third party beneficiary of any of such provisions.
12.02.    Delegation of Duties. The Administrative Agent and the Collateral Agent may execute any of their duties under this Agreement or any other Credit Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Administrative Agent and the Collateral Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of such Administrative Agent’s or the Collateral Agent’s gross negligence or willful misconduct as determined in a final nonappealable judgment by a court of competent jurisdiction.
12.03.    Liability of Agents. No Agent-Related Person shall (a) be liable for any action taken or omitted to be taken by it under or in connection with this Agreement or any other Credit Document or the transactions contemplated hereby (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as such Agent-Related Person shall believe in good faith shall be necessary, under the circumstances as provided in Section 11) or (ii) in the absence of its own gross negligence or willful misconduct as determined in a final nonappealable judgment by a court of competent jurisdiction in connection with its duties expressly set forth herein, (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Credit Party or any officer thereof, contained herein or in any other Credit Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Credit Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Credit Document, or for any failure of any Credit Party or any other party to any Credit Document to perform its obligations hereunder or thereunder, or (c) have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Credit Documents that such Agent-Related Person is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Credit Documents); provided that each of the Administrative Agent and the Collateral Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose such Administrative Agent or Collateral Agent to liability or that is contrary to any Credit Document or applicable law. No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Credit Document, or to inspect the properties, books or records of any Credit Party or any Affiliate thereof.
12.04.    Reliance by the Agents.
(a)    Each of the Administrative Agent and the Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Credit Party), independent accountants and other experts selected by such Administrative Agent or Collateral Agent. Each of the Administrative Agent and the Collateral Agent shall be fully justified in failing or refusing to take any action under any Credit Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each of the Administrative Agent and the Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Credit Document in accordance with a request or consent of the Required Lenders (or such greater number of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.
(b)    For purposes of determining compliance with the conditions specified in Section 6, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Closing Date specifying its objection thereto.
12.05.    Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Company referring to this Agreement, describing such Default and stating that such notice is a “notice of default.” The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Default as may be directed by the Required Lenders in accordance with Section 11;

provided, however, that unless and until the Administrative Agent has received any such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable or in the best interest of the Lenders.
12.06.    Credit Decision; Disclosure of Information by the Agents. Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by any Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Credit Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to the Agents that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Credit Parties and their respective Subsidiaries, and all applicable bank or other regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrowers and the other Credit Parties hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Credit Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrowers and the other Credit Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Credit Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person.
12.07.    Indemnification of the Agents. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand each Agent (and its officers, directors, employees, agents and attorneys in fact which are acting on behalf of the such Agent) (to the extent not reimbursed by or on behalf of any Credit Party and without limiting the obligation of any Credit Party to do so), pro rata, and hold harmless each Agent (and its officers, directors, employees, agents and attorneys in fact which are acting on behalf of such Agent) from and against any and all Indemnified Liabilities incurred by it; provided, however, that no Lender shall be liable for the payment to any Agent (and its officers, directors, employees, agents and attorneys in fact which are acting on behalf of such Agent) of any portion of such Indemnified Liabilities to the extent determined in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Agent’s (and its officers, directors, employees, agents and attorneys in fact which are acting on behalf such Agent) own gross negligence or willful misconduct; provided, however, that no action taken in accordance with the directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limitation of the foregoing, each Lender shall reimburse each Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including, without limitation, the reasonable fees and disbursements of counsel) incurred by such Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Credit Document, or any document contemplated by or referred to herein, to the extent that the such Agent is not reimbursed for such expenses by or on behalf of the Borrowers. The undertaking in this Section shall survive termination of the Revolving Commitments, the payment of all other Obligations and the resignation of the Agents.

12.08.    Administrative Agent in Its Individual Capacity. AAC and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Credit Parties and their respective Affiliates as though AAC was not the Administrative Agent hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, AAC or its Affiliates may receive information regarding any Credit Party or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Credit Party or such Affiliate) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Loans, AAC shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not an Administrative Agent, and the terms “Lender” and “Lenders” include AAC in its individual capacity.
12.09.    Successor Administrative Agent or Collateral Agent . The Administrative Agent may resign as Administrative Agent upon 30 days’ notice to the Lenders and to the Company. If the Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor administrative agent for the Lenders, which successor administrative agent shall be consented to by the Company at all times other than during the existence of an Event of Default under Section 11.01 or 11.05 (which consent of the Company shall not be unreasonably withheld or delayed). If no successor administrative agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and with the consent of the Company at all times other than during the existence of an Event of Default under Section 11.01 or 11.05, a successor administrative agent from among the Lenders; provided that any such successor administrative agent shall be either (a) a Farm Credit Lender or (b)a domestic office of a commercial bank organized under the laws of the United States or any State thereof, or a United States branch of a bank that is organized under the laws of another jurisdiction, in either case which has a combined capital and surplus of at least $500,000,000. Upon the acceptance of its appointment as successor administrative agent hereunder, the Person acting as such successor administrative agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term “Administrative Agent” shall mean such successor administrative agent and the retiring Administrative Agent’s appointment, powers and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this Section 12 and Section 13.01 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor administrative agent has accepted appointment as Administrative Agent by the date which is 30 days following a retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. The foregoing provisions of this Section 12.09 shall apply mutatis mutandis to the Collateral Agent.
12.10.    Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Credit Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrowers) shall be entitled and empowered, by intervention in such proceeding or otherwise:
(a)    to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.05 and 13.01) allowed in such judicial proceeding; and
(b)    to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.05 and 13.01.
Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.
12.11.    Collateral and Guaranty Matters. The Lenders irrevocably authorize the Administrative Agent and the Collateral Agent, as applicable,
(i)    to release any Lien on any property granted to or held by the Collateral Agent under any Credit Document (A) upon termination of the Revolving Commitments and payment in full of all Obligations (other than (i) contingent indemnification obligations and expense reimbursement obligations not yet due and payable and (ii) Secured Hedging Obligations not due and payable), (B) that is sold or to be sold to a Person that is not a Credit Party as part of or in connection with any sale permitted hereunder or (C) subject to Section 13.12, if approved, authorized or ratified in writing by the Required Lenders;
(ii)    at the request of the Company, to subordinate any Lien on any property granted to or held by the Collateral Agent or Administrative Agent under any Credit Document to the holder of any Lien on such property that is permitted by Section 10.01 (vii) and (xiv) but only to the extent such sections permit such Lien to be prior to the Liens held by the Collateral Agent and the Administrative Agent under the Credit Documents; and
(iii)    to release any Guarantor from its obligations under the Credit Party Guaranty if such Person (1) becomes an Unrestricted Subsidiary or Immaterial Subsidiary (unless such Subsidiary is a Guarantor under the ABL Credit Facility) in accordance with the terms hereof or (2) ceases to be a Subsidiary as a result of a transaction permitted hereunder.
Upon request by the Administrative Agent or the Collateral Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s or the Collateral Agent’s, as applicable, authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Credit Party Guaranty pursuant to this Section 12.11.
12.12.    Secured Hedge Providers. Each Secured Hedge Provider, by delivery of a notice to the Administrative Agent of such agreement, agrees to be bound by this Section 12. Each such Secured Hedge Provider shall indemnify and hold harmless Agent-Related Persons, to the extent not reimbursed by the

Credit Parties, against all claims that may be incurred by or asserted against any Agent-Related Person in connection with such provider’s Secured Hedging Obligations.
12.13.    Administrative Agent and the Collateral Agent. The Administrative Agent shall also act as the “collateral agent” under the Credit Documents, and each of the Lenders (in its capacity as a Lender) and other Agent hereby irrevocably appoint and authorize the Administrative Agent to act as the agent of such Lender and such Agent for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Credit Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto.  In this capacity, the Administrative Agent, as “collateral agent” and any agent, employee or attorney-in-fact appointed by the “collateral agent” pursuant to Section 12.02 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Security Documents, or for exercising any rights and remedies thereunder at the direction of the “collateral agent,” shall be entitled to the benefits of all provisions of this Section 12 and Section 13 as though such agent, employee or attorney-in-fact were the “collateral agent” under the Credit Documents, as set forth in full herein with respect thereto.
12.14.    Withholding Taxes. To the extent required by any applicable laws (as determined in good faith by the Administrative Agent), the Administrative Agent may withhold from any payment to any Lender under any Credit Document an amount equivalent to any applicable withholding Tax. Without limiting or expanding the provisions of Section 5.01, each Lender shall indemnify and hold harmless the Administrative Agent against, and shall make payable in respect thereof within 10 days after demand therefor, any and all Taxes and any and all related losses, claims, liabilities and expenses (including fees, charges and disbursements of any counsel for the Administrative Agent) incurred by or asserted against the Administrative Agent by the IRS or any other Governmental Authority as a result of the failure of the Administrative Agent to properly withhold Tax from amounts paid to or for the account of such Lender for any reason (including because the appropriate form was not delivered or not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstance that rendered the exemption from, or reduction of withholding Tax ineffective). A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent demonstrable error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Credit Document against any amount due the Administrative Agent under this Section 12.14. The agreements in this Section 12.14 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations.
Section 13    Miscellaneous.
13.01.    Payment of Expenses, etc.
(a)    The Credit Parties hereby jointly and severally agree to: (i) pay all reasonable and documented out-of-pocket costs and expenses, within 30 days of demand therefor, (A) of the Agents, the Lead Arranger (including, without limitation, the reasonable fees and disbursements of one primary counsel, and, if reasonably necessary, one local counsel in any relevant jurisdiction and an additional counsel in the case of conflicts) in connection with the preparation, execution and delivery of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein, the administration hereof and thereof and any amendment, waiver or consent relating hereto or thereto (whether or not effective), (B) of the Agents and the Lead Arranger in connection with their syndication efforts with respect to this Agreement, (C) of the Agents, the Lead Arranger and each Lender in connection with the enforcement of this Agreement and the other Credit

Documents and the documents and instruments referred to herein and therein or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a “work-out” or pursuant to any insolvency or bankruptcy proceedings and (D) of the Agents, Lead Arranger and Lenders in connection with Collateral monitoring, Collateral reviews and appraisals (including, without limitation, appraiser fees and out-of-pocket expenses), and while an Event of Default has occurred and is continuing, the fees and expenses of other advisors and professionals engaged by the Agents and the Lead Arranger; (ii) [reserved]; and (iii) indemnify each Agent, the Lead Arranger, each Lender and their respective Affiliates and branches, and the officers, directors, employees, agents, and investment advisors of each of the foregoing (each, an “Indemnified Person”) from and hold each of them harmless against any and all liabilities, obligations (including removal or remedial actions), losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements ((including, without limitation, the reasonable fees and disbursements of one primary counsel, and, if reasonably necessary, one local counsel in any relevant jurisdiction and an additional counsel in the case of conflicts, and consultants’ fees and disbursements) (but excluding Taxes other than Taxes that represent liabilities, obligations, losses, damages, penalties, actions, costs, expenses and disbursements arising from a non-Tax claim) incurred by, imposed on or assessed against any of them as a result of, or arising out of, or in any way related to, or by reason of, (a) any investigation, litigation or other proceeding (whether or not any Agent, the Lead Arranger or any Lender is a party thereto and whether or not such investigation, litigation or other proceeding is brought by or on behalf of any Credit Party) related to the entering into and/or performance of this Agreement or any other Credit Document or the proceeds of any Loans hereunder or the consummation of the Transaction or any other transactions contemplated herein or in any other Credit Document or the exercise of any of their rights or remedies provided herein or in the other Credit Documents, or (b) the actual or alleged presence of Hazardous Materials in the Environment relating in any way to any Real Property owned, leased or operated, at any time, by the Company or any Restricted Subsidiary; the generation, storage, transportation, handling, Release or threat of Release of Hazardous Materials by the Company or any Subsidiaries at any location, whether or not owned, leased or operated by the or any of its Subsidiaries; the non-compliance by the Company or any Subsidiaries with any Environmental Law (including applicable permits thereunder); or any Environmental Claim or other liability under Environmental Law relating in any way to the Company, any Subsidiaries or relating in any way to any Real Property at any time owned, leased or operated by the Company or any Subsidiaries, including, in each case, without limitation, the reasonable fees and disbursements of counsel and other consultants incurred in connection with any such investigation, litigation or other proceeding (but excluding in each case any losses, liabilities, claims, damages or expenses to the extent (x) incurred by reason of the gross negligence or willful misconduct of the applicable Indemnified Person, any Affiliate or branch of such Indemnified Person or any of their respective directors, officers, employees, representatives, agents, Affiliates, trustees or investment advisors as determined by a court of competent jurisdiction in a final and non-appealable decision or (y) arising from a breach in bad faith by an Indemnified Person of its obligations hereunder) (collectively, the “Indemnified Liabilities”). To the extent that the undertaking to indemnify, pay or hold harmless any Agent, the Lead Arranger or any Lender or other Indemnified Person set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Credit Parties shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.
(b)    No Agent or any Indemnified Person shall be responsible or liable to any Credit Party or any other Person for (I)(x) any determination made by it pursuant to this Agreement or any other Credit Document or (y) any damages arising from the use by others of information or other materials obtained through electronic, telecommunications or other information transmission systems, in each case, in the absence of (x) gross negligence, bad faith or willful misconduct on the part of such Agent or Indemnified Person (in each case, as determined by a court of competent jurisdiction in a final and non-appealable judgment) or (z) material breach by an Indemnified Person of its obligations hereunder or (II) any indirect, special, exemplary, incidental, punitive or consequential damages (including, without limitation, any loss of profits, business or anticipated savings) which may be alleged as a result of this Agreement or any other Credit Document or the financing contemplated hereby.
13.02.    Right of Setoff.
In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent and each Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Credit Party or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special, in whatever currency) (other than accounts used exclusively for payroll, payroll taxes, fiduciary and trust purposes, and employee benefits) and any other Indebtedness (in whatever currency) at any time held or owing by the Administrative Agent or such Lender (including, without limitation, by branches and agencies of the Administrative Agent or such Lender wherever located) to or for the credit or the account of the Company or any Subsidiaries against and on account of the Obligations and liabilities of the Credit Parties to the Administrative Agent or such Lender under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations purchased by such Lender pursuant to Section 13.04(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not the Administrative Agent or such Lender shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.
13.03.    Notices.
(a)    Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including electronic communication) and mailed, or delivered:  (x) if to any Credit Party, c/o Resolute Forest Products, Inc., 111 Duke Street, Suite 5000, Montreal, Québec H3C 2MI, Canada, Attention: Jo-Ann Longworth, Senior Vice President and Chief Financial Officer (email:  Jo-Ann.Longworth@resolutefp.com), with copies to (i) Resolute Forest Products, Inc., 111 Duke Street, Suite 5000, Montreal, Québec H3C 2MI, Canada, Attention: Jacques Vachon, Senior Vice President, Corporate Affairs and Chief Legal Officer (email: jacques.vachon@resolutefp.com) and (ii) Troutman Sanders LLP, 600 Peachtree Street, N.E., Suite 5200, Atlanta, Georgia 30308-2216, Attention:  Hazen H. Dempster (email:  hazen.dempster@troutmansanders.com); and (y) if to any Lender, at its address specified in writing to the Administrative Agent, at the Notice Office; or, (z) as to any Credit Party or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties hereto and, as to each Lender, at such other address as shall be designated by such Lender in a written notice to the Company and the Administrative Agent.  All such notices and communications shall, when mailed, sent by electronic transmission or sent by overnight courier, be effective five (5) Business Days after deposit in the mails, one (1) Business Day after delivery to the overnight courier, as the case may be, or sent by electronic transmission, except that notices and communications to the Administrative Agent and the Credit Parties shall not be effective until received by the Administrative Agent or the Company, as the case may be.

(b)    Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent. Each of the Administrative Agent, the Company may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.
13.04.    Benefit of Agreement; Assignments; Participations, etc.
(a)    This Agreement shall be binding upon and inure to the benefit of the Credit Parties, the Agents, Lenders, and their respective successors and assigns, except that (a) no Credit Party shall have the right to assign its rights or delegate its obligations under any Credit Documents; and (b) any assignment by a Lender must be made in compliance with this Section 13.04. The Administrative Agent may treat the Person which made any Loan as the owner thereof for all purposes until such Person makes an assignment in accordance with this Section 13.04. Any authorization or consent of a Lender shall be conclusive and binding on any subsequent transferee or assignee of such Lender.
(b)    A Lender may assign to an Eligible Assignee any of its rights and obligations under the Credit Documents, as long as (a) in the case of a partial assignment, is in a minimum principal amount of $5,000,000 (unless otherwise agreed by Administrative Agent in its discretion) and integral multiples of $100,000 in excess of that amount; (b) except in the case of an assignment in whole of a Lender’s rights and obligations, the aggregate amount of the Commitments retained by the transferor Lender is at least $5,000,000 (unless otherwise agreed by the Administrative Agent and the Company in their discretion); and (c) the parties to each such assignment shall execute and deliver an Assignment and Assumption Agreement to the Administrative Agent for acceptance and recording. Nothing herein shall limit the right of a Lender to pledge or assign any rights under the Credit Documents to secure obligations of such Lender to a Federal Reserve Bank or the Federal Farm Credit Banks Funding Corporation; provided, however, that no such pledge or assignment shall release the Lender from its obligations hereunder nor substitute the pledge or assignee for such Lender as a party hereto. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement and the other Loan Documents with respect to the Loans or the Commitments assigned.
(c)    Upon delivery to the Administrative Agent of an assignment notice in the form of Exhibit G and a processing fee of $3,500 (unless otherwise agreed by the Administrative Agent in its discretion), the assignment shall become effective as specified in the notice, if it complies with this Section 13.04. From such effective date, the Eligible Assignee shall for all purposes be a Lender under the Credit Documents, and shall have all rights and obligations of a Lender thereunder. Upon consummation of an assignment, the transferor Lender, the Administrative Agent and the Company shall make appropriate arrangements for issuance of replacement and/or new Notes, if applicable. The transferee Lender shall comply with Section 5 and deliver, upon request, an administrative questionnaire satisfactory to the Administrative Agent.

(d)    No assignment or participation may be made to a Borrower, Affiliate of a Borrower, Defaulting Lender or natural person. The Administrative Agent has no obligation to determine whether any assignee is permitted under the Credit Documents. Assignment by a Defaulting Lender shall be effective only if there is concurrent satisfaction of all outstanding obligations of the Defaulting Lender under the Credit Documents in a manner satisfactory to the Administrative Agent, including payment by the Eligible Assignee or Defaulting Lender to the Administrative Agent of an aggregate amount sufficient upon distribution (through direct payment, purchases of participations or other methods acceptable to the Administrative Agent) to satisfy all funding and payment liabilities of the Defaulting Lender. If assignment by a Defaulting Lender occurs (by operation of law or otherwise) without compliance with the foregoing sentence, the assignee shall be deemed a Defaulting Lender for all purposes until compliance occurs.
(e)    The Administrative Agent, acting as a non-fiduciary agent of the Borrowers (solely for tax purposes), shall maintain (a) a copy (or electronic equivalent) of each Assignment and Assumption Agreement delivered to it, and (b) a register for recordation of the names, addresses and Commitments of, and the Loans and interest owing to, each Lender. Entries in the register shall be conclusive, absent manifest error, and Borrowers, the Administrative Agent and Lenders shall treat each Person recorded in such register as a Lender for all purposes under the Credit Documents, notwithstanding any notice to the contrary. The Administrative Agent may choose to show only one Borrower as the borrower in the register, without any effect on the liability of any Credit Party with respect to the Obligations. The register shall be available for inspection by the Borrowers or any Lender, from time to time upon reasonable notice.
(f)    Subject to this Section 13.04, any Lender may sell to an Eligible Assignee (in such context, a “Participant”) a participating interest in the rights and obligations of such Lender under any Credit Documents. Despite any sale by a Lender of participating interests to a Participant, such Lender’s obligations under the Credit Documents shall remain unchanged, it shall remain solely responsible to the other parties hereto for performance of such obligations, it shall remain the holder of its Loans and Commitments for all purposes, all amounts payable by the Borrowers shall be determined as if it had not sold such participating interests, and the Borrowers and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with the Credit Documents. Each Lender shall be solely responsible for notifying its Participants of any matters under the Credit Documents, and the Administrative Agent and the other Lenders shall not have any obligation or liability to any such Participant.
(g)    Subject to Section 13.04(h), the Credit Parties agree that each Participant shall be entitled to the benefits of Sections 3.01, 3.02 and 5.01 (subject to the requirements and limitations of such Sections and Section 3.04) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 13.04(b). To the extent permitted by applicable law, each Participant also shall be entitled to the benefits under this Agreement as though it were a Lender; provided that such Participant agrees to be subject to Section 2.10 as though it were a Lender.
(h)    A Participant shall not be entitled to receive any greater payment under Sections 3.01, 3.02 or 5.01 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant except to the extent such entitlement to a greater payment results from a change in law occurring after the sale of the participation takes place.
(i)    Subject to Section 13.04(l), each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, waiver or other modification of a Credit Document other than that which forgives principal, interest or fees, reduces the stated interest rate or fees payable with respect to any Loan or Commitment in which such Participant has an interest, postpones any relevant Maturity Date or any date fixed for any regularly scheduled payment of principal, interest or fees on such Loan or Commitment, or releases any Borrower, Guarantor or substantially all Collateral.
(j)    Each Lender that sells a participation shall, acting as a non-fiduciary agent of the Borrowers (solely for Tax purposes), maintain a register (the “Participant Register”) in which it enters the Participant’s name, address and interest in Commitments and Loans (and stated interest). Entries in the register shall be conclusive, absent manifest error, and such Lender shall treat each Person recorded in the register as the owner of the participation for all purposes, notwithstanding any notice to the contrary. No Lender shall have an obligation to disclose any information in such register except to the extent necessary to establish that a Participant’s interest is in registered form under the Code.
(k)    Borrowers agree that each Participant shall have a right of setoff in respect of its participating interest to the same extent as if such interest were owing directly to a Lender, and each Lender shall also retain the right of setoff with respect to any participating interests sold by it. By exercising any right of setoff, a Participant agrees to share with Lenders all amounts received through its setoff, in accordance with Section 2.10(c) as if such Participant were a Lender.
(l)    Notwithstanding anything in Section 13.04 to the contrary, any Farm Credit Lender that (a) has purchased a participation or sub-participation in the Loans in the minimum amount of $10,000,000 on or after the Closing Date, (b) is, by written notice to the Company and Administrative Agent (“Voting Participant Notification”), designated by the selling Lender as being entitled to be accorded the rights of a Voting Participant hereunder (any bank that is a member of the Farm Credit System so designated being called a “Voting Participant”) and (c) receives the prior written consent of the Company and Administrative Agent to become a Voting Participant (to the extent such consent would be required pursuant to Section 13.04(b) if such transfer were an assignment rather than a sale of a participation or sub-participation), shall be entitled to vote (and the voting rights of the selling Lender shall be correspondingly reduced), on a dollar for dollar basis, as if such participant were a Lender, on any matter requiring or allowing a Lender to provide or withhold its consent, or to otherwise vote on any proposed action. To be effective, each Voting Participant Notification shall, with respect to any Voting Participant, (i) state the full name, as well as all contact information required of an assignee as set forth in Exhibit F hereto and (ii) state the dollar amount of the participation or sub-participation purchased. The Company and Administrative Agent shall be entitled to conclusively rely on information contained in notices delivered pursuant to this paragraph. Notwithstanding the foregoing, each bank or other lending institution that is a member of the Farm Credit System designated as a Voting Participant in Schedule 13.04(l) hereto shall be a Voting Participant without delivery of a Voting Participant Notification and without the prior written consent of the Company and the Administrative Agent. The voting rights of each Voting Participant are solely for the benefit of such Voting Participant and shall not inure to any assignee or participant of such Voting Participant that is not otherwise a Voting Participant.
13.05.    No Waiver; Remedies Cumulative. No failure or delay on the part of the Administrative Agent, the Collateral Agent or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrowers or any other Credit Party and the Administrative Agent, the Collateral Agent or any Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Administrative Agent, the Collateral Agent or any Lender would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent, the Collateral Agent or any Lender to any other or further action in any circumstances without notice or demand.
13.06.    [Reserved].
13.07.    Calculations; Computations.
(a)    The financial statements to be furnished to the Lenders pursuant hereto shall be made and prepared in accordance with GAAP in effect from time to time; provided that if the Company notifies the Administrative Agent that it requests an amendment to any provision hereof to eliminate the effect of any change occurring in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Company that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. The Company shall have the right, if required by relevant regulatory authorities, to adopt the International Financial Reporting Standards, as promulgated by the International Accounting Standards Board (or any successor board or agency), as in effect on the date of the election, which election shall, for purposes of this Agreement, be treated as a permitted change in GAAP and shall be subject to the terms of the immediately preceding sentence. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to Statement of Financial Accounting Standards 141R or ASC 805 (or any other financial accounting standard having a similar result or effect).
(b)    The calculation of any financial ratios under this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-down if there is no nearest number).
13.08.    GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL.
(a)    UNLESS EXPRESSLY PROVIDED IN ANY CREDIT DOCUMENT, THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS AND ALL CLAIMS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS.
(b)    EACH CREDIT PARTY HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE COURT SITTING IN NEW YORK COUNTRY OR THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, IN ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING RELATING IN ANY WAY TO ANY CREDIT DOCUMENTS, AND AGREES THAT ANY DISPUTE, ACTION,

LITIGATION OR OTHER PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH CREDIT PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING ANY SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 13.03. A final judgment in any proceeding of any such court shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or any other manner provided by applicable law.
(c)    EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
13.09.    Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Company and the Administrative Agent.
13.10.    [Reserved].
13.11.    Headings Descriptive. The headings of the several Sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.
13.12.    Amendment or Waiver; etc.
(a)    Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Credit Parties party hereto or thereto and the Required Lenders (although additional parties may be added to (and annexes may be modified to reflect such additions) the Security Documents in accordance with the provisions hereof and thereof without the consent of the other Credit Parties party thereto or the Required Lenders); provided that no such change, waiver, discharge or termination shall (i) without the prior written consent of each Lender directly and adversely affected thereby, extend any Maturity Date, or reduce the rate or extend the time of payment of interest or Fees thereon or reduce or forgive the principal amount thereof or forgive the payment of such interest or Fees (it being understood that waivers or modifications of conditions precedent, mandatory prepayments, Defaults or Events of Default shall not constitute a reduction or extension of the time of payment of interest or Fees thereon of any Lender), (ii) except as otherwise expressly provided herein or in the Security Documents, release all or substantially all of the Collateral under all the Security Documents without the prior written consent of each Lender, (iii) except as otherwise provided in the Credit Documents, release all or substantially all of the value of the Credit Party Guaranty without the prior written consent of each Lender, (iv) amend, modify or waive any pro rata sharing provision of Section 2.10, the payment waterfall provision of Section 11.11, or any provision of this Section 13.12(a) (except for technical amendments with respect to additional extensions of credit pursuant to this Agreement which afford the protections to such additional extensions of credit of the type provided to the Commitments on the Closing Date), in each case, without the prior written consent of each Lender directly and adversely affected thereby, (v) reduce the percentage specified in the definitions of “Required Lenders” without the prior written consent of each Lender directly and adversely affected thereby (it being understood that, with the prior written consent of the Required Lenders additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the extensions of Commitments are included on the Closing Date), (vi) consent to the assignment or transfer by any Borrower of any of its rights and obligations under this Agreement without the consent of each Lender; provided, further, that no such change, waiver, discharge or termination shall (1) increase the Commitments of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Commitments shall not constitute an increase of the Commitment of any Lender, and that an increase in the available portion of any Commitment of any Lender shall not constitute an increase of the Commitment of such Lender), (2) without the consent of each Agent adversely affected thereby, amend, modify or waive any provision of Section 12 or any other provision as same relates to the rights or obligations of such Agent, (3) without the consent of Collateral Agent, amend, modify or waive any provision relating to the rights or obligations of the Collateral Agent.
(b)    If, in connection with any proposed change, waiver, discharge or termination of any of the provisions of this Agreement as contemplated by clauses (i) through (v), inclusive, of the first proviso to Section 13.12(a), the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then the Company shall have the right, so long as all non-consenting Lenders whose individual consent is required are treated as described in either clause (A) or (B) below, to either (A) replace each such non-consenting Lender or Lenders with one or more Replacement Lenders pursuant to Section 3.04 so long as at the time of such replacement, each such Replacement Lender consents to the proposed change, waiver, discharge or termination or (B) terminate such non-consenting Lender’s Commitments and/or repay the outstanding Loans of such Lender in accordance with Section 3.04; provided that, unless the Commitments that are terminated, and Loans repaid, pursuant to the preceding clause (B) are immediately replaced in full at such time through the addition of new Lenders or the increase of outstanding Loans of existing Lenders (who in each case must specifically consent thereto), then in the case of any action pursuant to the preceding clause (B) the Required Lenders (determined after giving effect to the proposed action) shall specifically consent thereto, provided, further, that in any event the Company shall not have the right to replace a Lender, terminate its Commitments or repay its Loans solely as a result of the exercise of such Lender’s rights (and the withholding of any required consent by such Lender) pursuant to the second proviso to Section 13.12(a).
(c)    Notwithstanding anything to the contrary contained in clause (a) of this Section 13.12, the Borrowers, the Administrative Agent and each Lender providing the relevant Accordion Increase may, in accordance with the provisions of Section 2.13, enter into an Accordion Agreement or Additional Term Loan Facility Agreement; provided that after the execution and delivery by the Borrowers, the Administrative Agent and each such Lender may thereafter only be modified in accordance with the requirements of clause (a) above of this Section 13.12.
(d)    Without the consent of any other person, the applicable Credit Party or Credit Parties and the Administrative Agent and/or Collateral Agent may (in its or their respective sole discretion, or shall, to the extent required by any Credit Document) enter into any amendment or waiver of any Credit Document, or enter into any new agreement or instrument, to effect the granting, perfection, protection, expansion or enhancement of any security interest in any Collateral or additional property to become Collateral for the benefit of the Secured Creditors, or as required by local law to give effect to, or protect any security interest for the benefit of the Secured Creditors, in any property or so that the security interests therein comply with applicable Requirements of Law.
(e)    Notwithstanding anything to the contrary herein, any fee letter may be amended, or rights and privileges thereunder waived, in a writing executed only by the parties thereto.
(f)    Anything herein to the contrary notwithstanding, during such period as a Lender is a Defaulting Lender, to the fullest extent permitted by applicable law, such Lender will not be entitled to vote in respect of amendments, waivers and consents hereunder and the Commitment and the outstanding Loans or other extensions of credit of such Lender hereunder will not be taken into account in determining whether the Required Lenders or all of the Lenders, as required, have approved any such amendment, waiver or consent (and the definition of “Required Lenders” will automatically be deemed modified accordingly for the duration of such period); provided that any such amendment or waiver that would increase or extend the term of the Commitment of such Defaulting Lender, extend the date fixed for the payment of principal or interest owing to such Defaulting Lender hereunder, reduce the principal amount of any obligation owing to such Defaulting Lender, reduce the amount of or the rate or amount of interest on any amount owing to such Defaulting Lender or of any fee payable to such Defaulting Lender hereunder, or alter the terms of this proviso, will require the consent of such Defaulting Lender.
(g)    Further, notwithstanding anything to the contrary contained in this Section 13.12, if following the Closing Date, the Administrative Agent and any Credit Party shall have jointly identified an obvious error or any error or omission of a technical or immaterial nature, in each case, in any provision of the Credit Documents, then the Administrative Agent and the Credit Parties shall be permitted to amend such provision and such amendment shall become effective without any further action or consent of any other party to any Credit Documents if the same is not objected to in writing by the Required Lenders within five (5) Business Days following receipt of notice thereof.
(h)    With respect to any matter requiring the approval of each Lender, each Lender directly and adversely affected thereby or other specified Lenders, it is understood that Voting Participants shall have the voting rights specified in Section 13.04(l) as to such matter.
13.13.    Survival. All indemnities set forth herein including, without limitation, in Sections 3.01, 3.02, 5.01, 12.07 and 13.01 shall survive the execution, delivery and termination of this Agreement and the Notes and the making and repayment of the Obligations.
13.14.    Domicile of Loans. Each Lender may transfer and carry its Loans at, to or for the account of any office, branch, Subsidiary or Affiliate of such Lender. Notwithstanding anything to the contrary contained herein, to the extent that a transfer of Loans pursuant to this Section 13.14 would, at the time of such transfer, result in increased costs under Section 3.01 or 5.01 from those being charged by the respective Lender prior to such transfer, then the Borrowers shall not be obligated to pay such increased costs (although the Borrowers shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective transfer).
13.15.    Register. The Borrowers hereby designate the Administrative Agent to serve as its agent, solely for purposes of this Section 13.15, to maintain a register (the “Register”) on which it will record the Commitments from time to time of each of the Lenders, the Commitments and principal amount (and related interest amounts) of Loans by each of the Lenders and each repayment in respect of the principal amount of the Loans of each Lender. The Company, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement (and the entries in the Register shall be conclusive for such purposes (absent manifest error)), notwithstanding notice to the contrary. With respect to any Lender, the transfer of the Commitments of, and the principal (and interest) amounts of the Loans owing to, such Lender and the rights to the principal of, and interest on, any Loan made pursuant to such Commitments shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitments and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitments and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitments and Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 13.04(b). Coincident with the delivery of such an Assignment and Assumption Agreement to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender the Note (if any) evidencing such Loan, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the assigning or transferor Lender and/or the new Lender at the request of any such Lender. The registration of any provision of Accordion Increases pursuant to Section 2.13 shall be recorded by the Administrative Agent on the Register only upon the acceptance of the Administrative Agent of a properly executed and delivered Accordion Agreement or Additional Term Loan Facility Agreement, as applicable. Coincident with the delivery of such Accordion Agreement for acceptance and registration of the provision of Accordion Increases, as the case may be, or as soon thereafter as practicable, to the extent requested by such Lenders, Notes shall be issued, at the Borrowers’ expense, to such Lender of an Accordion Increase, to be in conformity with Section 2.04 (with appropriate modification) to the extent needed to reflect Accordion Increases, and outstanding Loans made by such Lender of an Accordion Increase.
13.16.    Confidentiality.
(a)    Subject to the provisions of clause (b) of this Section 13.16, each Agent, the Lead Arranger and Lender agrees that it will use its commercially reasonable efforts not to disclose without the prior consent of the Company (other than to its employees, auditors, advisors or counsels or to another Lender if such Lender or such Lender’s holding or parent company in its sole discretion determines that any such party should have access to such information; provided such Persons shall be subject to the provisions of this Section 13.16 to the same extent as such Lender (or language substantially similar to this Section 13.16(a))) any information with respect to the Company or any Restricted Subsidiary which is now or in the future furnished pursuant to this Agreement or any other Credit Document; provided that any Lender may disclose any such information (i) as has become generally available to the public other than by virtue of a breach of this Section 13.16(a), (ii) upon the request or demand of any governmental, regulatory or self-regulatory authority or as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors, (iii) as may be required or appropriate in respect to any summons or subpoena or in connection with any litigation, (iv) in order to comply with any law, order, regulation or ruling applicable to such Lender, (v) to the Administrative Agent or the Collateral Agent, (vi) to any prospective or actual direct or indirect contractual counterparty in any swap, hedge, insurance, re-insurance or similar agreement (or to any such contractual counterparty’s professional advisor), so long as such contractual counterparty (or such professional advisor) agrees to be bound by the provisions of this Section 13.16 (or language substantially similar to this Section 13.16(a)), (vii) in connection with the exercise of any remedies hereunder or under any other Credit Document or any action or proceeding relating to this Agreement or any other Credit

Document or the enforcement of rights hereunder or thereunder and (viii) to any prospective or actual transferee, pledgee or participant in connection with any contemplated transfer, pledge or participation of any of the Notes or Commitments or any interest therein by such Lender; provided that such prospective transferee, pledge or participant agrees to be bound by the confidentiality provisions contained in this Section 13.16 (or language substantially similar to this Section 13.16(a)); provided, further, that, to the extent permitted pursuant to any applicable law, order, regulation or ruling, and other than in connection with credit and other bank examinations with respect to such Lender, in the case of any disclosure pursuant to the foregoing clause (ii), (iii) or (iv), such Lender will use its commercially reasonable efforts to notify the Company in advance of such disclosure so as to afford the Company the opportunity to protect the confidentiality of the information proposed to be so disclosed.
(b)    The Borrowers hereby acknowledge and agree that each Lender may share with any of its Affiliates and branches, and such Affiliates and branches may share with such Lender, any information related to the Company or any Subsidiary (including, without limitation, any non-public customer information regarding the creditworthiness of the Company and the Subsidiaries); provided such Persons shall be subject to the provisions of this Section 13.16 to the same extent as such Lender.
13.17.    USA Patriot Act Notice. Each Lender hereby notifies the Borrowers that pursuant to the requirements of the USA PATRIOT Act Title III of Pub. 107-56 (signed into law October 26, 2001 and amended on March 9, 2009) (the “Patriot Act”) and other applicable anti-money laundering, anti-terrorist financing, government sanction and “know your client” policies, regulations, laws or rules and Anti-Terrorism Laws, it is required to obtain, verify, and record information that identifies the Borrowers and each Subsidiary Guarantor, which information includes the name of each Credit Party and other information that will allow such Lender to identify the Credit Party in accordance therewith, and each Credit Party agrees to provide such information from time to time to any Lender.
13.18.    [Reserved].
13.19.    [Reserved].
13.20.    [Reserved].
13.21.    [Reserved].
13.22.    Absence of Fiduciary Relationship. Notwithstanding any other provision of this Agreement or any provision of any other Credit Document, (i) none of the Lead Arranger or any Lender shall, solely by reason of this Agreement or any other Credit Document, have any fiduciary, advisory or agency relationship or duty in respect of any Lender or any other Person and (ii) the Borrowers hereby waive, to the fullest extent permitted by law, any claims they may have against the Lead Arranger or any Lender for breach of fiduciary duty or alleged breach of fiduciary duty. Each Agent, Lender and their Affiliates may have economic interests that conflict with those of the Credit Parties, their stockholders and/or their Affiliates.
13.23.    Electronic Signatures. The words “execution,” “signed,” “signature,” and words of like import in any Credit Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based record keeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National

Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
13.24.    [Reserved].
Section 14    Credit Party Guaranty.
14.01.    The Guaranty. In order to induce the Agents, the Collateral Agent and the Lenders to enter into this Agreement and to extend credit hereunder, and to induce the other Guaranteed Creditors to enter into Secured Hedging Obligations in recognition of the direct benefits to be received by each Credit Party from the proceeds of the Loans and the entering into of such Secured Hedging Obligations, each Credit Party hereby agrees with the Guaranteed Creditors as follows: each Credit Party hereby unconditionally and irrevocably guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, acceleration or otherwise, of any and all of its Relevant Guaranteed Obligations to the Guaranteed Creditors. If any or all of the Relevant Guaranteed Obligations of any Credit Party to the Guaranteed Creditors becomes due and payable hereunder, such Credit Party, unconditionally and irrevocably, promises to pay such indebtedness to the Administrative Agent and/or the other Guaranteed Creditors, or order, on demand, together with any and all expenses which may be incurred by the Administrative Agent and the other Guaranteed Creditors in collecting any of the Relevant Guaranteed Obligations. This Credit Party Guaranty is a guaranty of payment and not of collection. This Credit Party Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. If claim is ever made upon any Guaranteed Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Relevant Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including any Relevant Guaranteed Party), then and in such event the respective Credit Party agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Credit Party, notwithstanding any revocation of this Credit Party Guaranty or any other instrument evidencing any liability of any Relevant Guaranteed Party, and each Credit Party shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.
14.02.    Bankruptcy. Additionally, each Credit Party unconditionally and irrevocably guarantees the payment of any and all of its Relevant Guaranteed Obligations to the Guaranteed Creditors whether or not due or payable by any Relevant Guaranteed Party upon the occurrence of any of the events specified in Section 11.05, and irrevocably and unconditionally promises to pay such indebtedness to the Guaranteed Creditors, or order, on demand, in the currency in which the obligation was originally denominated.
14.03.    Nature of Liability. The liability of each Credit Party hereunder is primary, absolute and unconditional, exclusive and independent of any security for or other guaranty of the Relevant Guaranteed Obligations, whether executed by any other guarantor or by any other party, and each Credit Party understands and agrees, to the fullest extent permitted under law, that the liability of such Credit Party hereunder shall not be affected or impaired by (a) any direction as to application of payment by any Relevant Guaranteed Party or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Relevant Guaranteed Obligations, or (c) any payment on or in reduction of any such other guaranty or undertaking (other than payment in cash of the Relevant Guaranteed Obligations), or (d) any dissolution, termination or increase, decrease or change in personnel by any Relevant Guaranteed Party, or (e) any payment made to any Guaranteed Creditor on the Relevant Guaranteed

Obligations which any such Guaranteed Creditor repays to any Relevant Guaranteed Party pursuant to court order in any bankruptcy, insolvency, receivership, reorganization, arrangement, moratorium, winding up or other debtor relief proceeding, and each Credit Party waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, or (f) any action or inaction by the Guaranteed Creditors as contemplated in Section 14.05, or (g) any invalidity, irregularity or enforceability of all or any part of the Relevant Guaranteed Obligations or of any security therefor, or (h) any change in the corporate existence, structure or ownership of any Credit Party or any other Person liable for any of the Relevant Guaranteed Obligations, or (i) any bankruptcy, insolvency, receivership, reorganization, arrangement, moratorium, winding up or other debtor relief proceeding affecting any Credit Party, or their assets or any resulting release or discharge of any obligation of any Credit Party, or (j) the existence of any claim, setoff or other rights which any Credit Party may have at any time against any other Credit Party, a Guaranteed Creditor, or any other Person, whether in connection herewith or in any unrelated transactions, or (k) any other circumstance which might otherwise constitute a defense available to, or a discharge of, a Credit Party in respect of the Relevant Guaranteed Obligations or a Credit Party in respect of this Credit Party Guaranty or the Relevant Guaranteed Obligations.
14.04.    Independent Obligation. The obligations of each Credit Party hereunder are independent of the obligations of any other guarantor, any other party or any Relevant Guaranteed Party, and a separate action or actions may be brought and prosecuted against any Credit Party whether or not action is brought against any other guarantor, any other party or any Relevant Guaranteed Party and whether or not any other guarantor, any other party or any Relevant Guaranteed Party be joined in any such action or actions. Each Credit Party waives, in its capacity as a Guarantor, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by any Relevant Guaranteed Party or other circumstance which operates to toll any statute of limitations as to such Relevant Guaranteed Party shall operate to toll the statute of limitations as to the relevant Credit Party.
14.05.    Authorization. To the fullest extent permitted under law, each Credit Party authorizes the Guaranteed Creditors without notice or demand, and without affecting or impairing its liability hereunder, from time to time to:
(a)    change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Relevant Guaranteed Obligations (including any increase or decrease in the principal amount thereof or the rate of interest or fees thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and this Credit Party Guaranty shall apply to the Relevant Guaranteed Obligations as so changed, extended, renewed or altered;
(b)    take and hold security for the payment of the Relevant Guaranteed Obligations and sell, exchange, release, impair, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Relevant Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against;
(c)    exercise or refrain from exercising any rights against any Relevant Guaranteed Party, any other Credit Party or others or otherwise act or refrain from acting;
(d)    release or substitute any one or more endorsers, guarantors, any Relevant Guaranteed Party, other Credit Parties or other obligors;

(e)    settle or compromise any of the Relevant Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of any Relevant Guaranteed Party to its creditors other than the Guaranteed Creditors;
(f)    apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of any Relevant Guaranteed Party to the Guaranteed Creditors regardless of what liability or liabilities of such Relevant Guaranteed Party remain unpaid;
(g)    consent to or waive any breach of, or any act, omission or default under, this Agreement, any other Credit Document, any Secured Hedging Obligations or any of the instruments or agreements referred to herein or therein, or otherwise amend, modify or supplement this Agreement, any other Credit Document, any Secured Hedging Obligations or any of such other instruments or agreements; and/or
(h)    take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of such Credit Party from its liabilities under this Credit Party Guaranty.
14.06.    Reliance. It is not necessary for any Guaranteed Creditor to inquire into the capacity or powers of any Relevant Guaranteed Party or the officers, directors, partners or agents acting or purporting to act on their behalf, and any Relevant Guaranteed Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.
14.07.    Subordination. Any indebtedness of any Relevant Guaranteed Party now or hereafter owing to any Credit Party is hereby subordinated to the Relevant Guaranteed Obligations of such Relevant Guaranteed Party owing to the Guaranteed Creditors; and if the Administrative Agent so requests at a time when an Event of Default exists, all such indebtedness of such Relevant Guaranteed Party to such Credit Party shall be collected, enforced and received by such Credit Party for the benefit of the Guaranteed Creditors and be paid over to the Administrative Agent on behalf of the Guaranteed Creditors on account of the Relevant Guaranteed Obligations of such Relevant Guaranteed Party to the Guaranteed Creditors, but without affecting or impairing in any manner the liability of any Credit Party under the other provisions of this Credit Party Guaranty. Without limiting the generality of the foregoing, each Credit Party hereby agrees with the Guaranteed Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Credit Party Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Relevant Guaranteed Obligations have been irrevocably paid in full in cash.
14.08.    Waiver.
(a)    Each Credit Party waives any right (except as shall be required by applicable law and cannot be waived) to require any Guaranteed Creditor to (i) proceed against any Relevant Guaranteed Party, any other guarantor or any other party, (ii) proceed against or exhaust any security held from any Relevant Guaranteed Party, any other guarantor or any other party or (iii) pursue any other remedy in any Guaranteed Creditor’s power whatsoever. Each Credit Party waives any defense (except as shall be required by applicable statute and cannot be waived) based on or arising out of any defense of any Relevant Guaranteed Party, any other guarantor or any other party, other than payment of the Relevant Guaranteed Obligations to the extent of such payment, based on or arising out of the disability of any Relevant Guaranteed Party, any other guarantor or any other party, or the validity, legality or unenforceability of the Relevant Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Relevant Guaranteed Party other than payment of the Relevant Guaranteed Obligations to the extent of such payment. The Guaranteed Creditors may, at their election, foreclose on any security held by the Administrative Agent, the Collateral Agent or any other Guaranteed Creditor by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Guaranteed Creditors may have against any Relevant Guaranteed Party or any other party, or any security, without affecting or impairing in any way the liability of any Credit Party hereunder except to the extent the Relevant Guaranteed Obligations have been paid. Each Credit Party waives, to the fullest extent permitted under law, any defense arising out of any such election by the Guaranteed Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Credit Party against any Relevant Guaranteed Party or any other party or any security.
(b)    Each Credit Party waives, to the fullest extent permitted under law, all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Credit Party Guaranty, and notices of the existence, creation or incurring of new or additional Relevant Guaranteed Obligations. Each Credit Party assumes all responsibility for being and keeping itself informed of each Relevant Guaranteed Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Relevant Guaranteed Obligations and the nature, scope and extent of the risks which such Credit Party assumes and incurs hereunder, and agrees that neither the Administrative Agent nor any of the other Guaranteed Creditors shall have any duty to advise any Credit Party of information known to them regarding such circumstances or risks.
14.09.    Maximum Liability. It is the desire and intent of each Credit Party and the Guaranteed Creditors that this Credit Party Guaranty shall be enforced against such Credit Party to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If, however, and to the extent that, the obligations of any Credit Party under this Credit Party Guaranty shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable federal, state, provincial or foreign law relating to fraudulent conveyances or transfers), then the amount of such Credit Party’s obligations under this Credit Party Guaranty shall be deemed to be reduced and such Credit Party shall pay the maximum amount of the Relevant Guaranteed Obligations which would be permissible under applicable law.
14.10.    Payments. All payments made by a Credit Party pursuant to this Section 14 will be made without setoff, counterclaim or other defense, and shall be subject to the provisions of Section 2.06.
14.11.    Keepwell. Each Credit Party that is a Qualified ECP Guarantor at the time the Credit Party Guaranty or the grant of the security interest under the Credit Documents, in each case, by any Specified Credit Party, becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Credit Party with respect to such Swap Obligation as may be needed by such Specified Credit Party from time to time to honor all of its obligations under this Credit Party Guaranty and the other Credit Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Section 14 voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section 14.11 shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full. Each Qualified ECP Guarantor intends this Section 14.11 to constitute, and this Section 14.11 shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Credit Party for all purposes of the Commodity Exchange Act.
14.12.    Information. Each Credit Party assumes all responsibility for being and keeping itself informed of each applicable Borrower’s financial condition and assets, and of all other circumstances bearing upon the risk of non-payment of the Relevant Guaranteed Obligations and the nature, scope and extent of the risks that each Credit Party assumes and incurs under this guarantee, and agrees that no Guaranteed Creditor shall have any duty to advise any Credit Party of information known to it regarding those circumstances or risks.
14.13.    Severability. If any provision of this Agreement or the other Credit Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Credit Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 14.13, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by debtor relief Laws, as determined in good faith by the Administrative Agent, then such provisions shall be deemed to be in effect only to the extent not so limited.
*    *    *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.
BORROWERS:                RESOLUTE FOREST PRODUCTS INC.
By:     /s/ Jo-Ann Longworth
Name:    Jo-Ann Longworth
Title:    Senior Vice President and
Chief Financial Officer

RESOLUTE FP US INC.
FIBREK RECYCLING U.S. INC.
ATLAS SOUTHEAST PAPERS, INC.
By:         /s/ Jo-Ann Longworth
Name:    Jo-Ann Longworth
Title:    Senior Vice President and
Chief Financial Officer

RESOLUTE FP AUGUSTA LLC
By:    Abitibi Consolidated Sales LLC, its Manager
By:    Resolute Forest Products Inc., its Sole Member
By:        /s/ Jo-Ann Longworth
Name:    Jo-Ann Longworth
Title:    Senior Vice President and
Chief Financial Officer

ATLAS PAPER MILLS, LLC
ACCURATE PAPER HOLDINGS, LLC
By:         /s/ Jo-Ann Longworth
Name:    Jo-Ann Longworth
Title:    Vice President and
Chief Financial Officer

Signature Page - 1

SUBSIDIARY GUARANTORS:        BOWATER NUWAY MID-STATES INC.
DONOHUE CORP.
FIBREK U.S. INC.
CALHOUN NEWSPRINT COMPANY
RESOLUTE FP FLORIDA INC.
ATLAS TISSUE HOLDINGS, INC.
By:         /s/ Jo-Ann Longworth
Name:    Jo-Ann Longworth
Title:    Vice President and Chief Financial Officer
ABITIBI CONSOLIDATED SALES LLC
RESOLUTE GROWTH US LLC
By:    Resolute Forest Products Inc., its Sole Member
By:        /s/ Jo-Ann Longworth
Name:    Jo-Ann Longworth

Title:	Senior Vice President and Chief Financial Officer
AUGUSTA NEWSPRINT HOLDING LLC
By:    Abitibi Consolidated Sales LLC, its Member
By:    Resolute Forest Products Inc., its Sole Member
By:        /s/ Jo-Ann Longworth
Name:    Jo-Ann Longworth

Title:	Senior Vice President and Chief Financial Officer
BOWATER NEWSPRINT SOUTH LLC
FD POWERCO LLC
By:        /s/ Jo-Ann Longworth
Name:    Jo-Ann Longworth

Title:	Manager

Signature Page - 2

GLPC RESIDUAL MANAGEMENT, LLC
By:    Fibrek Recycling U.S. Inc., its Sole Member
By:        /s/ Jo-Ann Longworth
Name:    Jo-Ann Longworth

Title:	Vice President and Chief Financial Officer

RFP ATLAS SALES LLC

By:    Resolute Growth US LLC,
its Sole Member

By:    Resolute Forest Products Inc.,
its Sole Member

By:     /s/ Jo-Ann Longworth
Name:    Jo-Ann Longworth
Title:    Senior Vice President and
Chief Financial Officer

ACCURATE PAPER FLEET, LLC

By:    Accurate Paper Holdings, LLC,
its Sole Member

By:    Atlas Tissue Holdings, Inc.,
its Sole Member

By:     /s/ Jo-Ann Longworth
Name:    Jo-Ann Longworth
Title:    Senior Vice President and
Chief Financial Officer

ATLAS PAPER MANAGEMENT, LLC

By:    Atlas Paper Mills, LLC,
its Sole Member

By:    Atlas Tissue Holdings, Inc.,
its Sole Member

By:     /s/ Jo-Ann Longworth
Name:    Jo-Ann Longworth
Title:    Vice President and Chief Financial Officer

Signature Page - 3

AMERICAN AGCREDIT, PCA
as Administrative Agent, Collateral Agent and a Lender
By:    /s/ Michael J. Black
Name: Michael J. Black
Title: Vice President

Signature Page - 4

EXECUTION VERSION

EXHIBIT A-1
FORM OF NOTICE OF BORROWING
[Date]
American AgCredit, PCA, as Administrative Agent
(the “Administrative Agent”) for the Lenders
party to the Credit Agreement referred to below
5560 South Broadway
Eureka, California 95503
Attention: Celeste Niesen
Ladies and Gentlemen:
The undersigned, on behalf of the applicable borrowers, refers to the Credit Agreement, dated as of September 7, 2016 (as amended, restated, modified and/or supplemented from time to time, the “Credit Agreement,” the terms defined therein being used herein as therein defined), among Resolute Forest Products Inc., a Delaware corporation (the “Company”), each of the other Borrowers and Guarantors party thereto, various Lenders and American AgCredit, PCA, as Administrative Agent, and hereby gives you irrevocable notice pursuant to Section 2.03 of the Credit Agreement that the undersigned hereby requests a Borrowing under the Credit Agreement and sets forth below the information relating to such Borrowing (the “Proposed Borrowing”) as required by Section 2.03 of the Credit Agreement:
(i)The Business Day of the Proposed Borrowing is ________, ________.1
(ii)The aggregate principal amount of the Proposed Borrowing is $__________.
(iii)The Loans to be made pursuant to the Proposed Borrowing shall be initially maintained as [Base Rate Loans] [LIBOR Rate Loans].
(iv)[The initial Interest Period for the Proposed Borrowing is [one month] [two months] [three months] [six months] [twelve months]2.3
(v)The location and number of the account to which funds shall be disbursed is as follows: [________________].
(vi)The Loans are to be borrowed under the [Revolving Credit Facility] [Term Loan Facility].

_______________________________
1 Shall be a Business Day and shall be at least one Business Day in the case of Base Rate Loans and at least three Business Days in the case of LIBOR Rate Loans, in each case, after the date hereof, provided that (in each case) any such notice shall be deemed to have been given on a certain day only if given before 12:00 p.m. (New York City time) on such day.
2 Twelve month Interest Period may be requested only if available to all Lenders under the relevant facility.
3 To be included for a Proposed Borrowing of LIBOR Rate Loans.

A-1-1

[The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:
(A)the representations and warranties contained in the Credit Agreement and the other Credit Documents are and will be true and correct in all material respects (without duplication of any materiality standard set forth in any such representation or warranty), before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, as though made on such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (without duplication of any materiality standard set forth in any such representation or warranty); and
(B)no Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.]4

_________________________________
4 To be included for a Proposed Borrowing after the Closing Date.

A-1-2

Very truly yours,
[RESOLUTE FOREST PRODUCTS INC.
By:
Name:
Title:]5

_______________________________
5 Use applicable Borrower if not the Company.

A-1-3

EXHIBIT A-2
FORM OF NOTICE OF CONVERSION/CONTINUATION
[Date]
American AgCredit, PCA, as Administrative Agent
(the “Administrative Agent”) for the Lenders
party to the Credit Agreement referred to below
5560 South Broadway
Eureka, California 95503
Attention: Celeste Niesen
Ladies and Gentlemen:
The undersigned, on behalf of the applicable borrowers, refers to the Credit Agreement, dated as of September 7, 2016 (as amended, restated, modified and/or supplemented from time to time, the “Credit Agreement,” the terms defined therein being used herein as therein defined), among Resolute Forest Products Inc., a Delaware corporation (the “Company”), each of the other Borrowers and Guarantors party thereto, various Lenders and American AgCredit, PCA, as Administrative Agent, and hereby gives you irrevocable notice pursuant to Section 2.08 of the Credit Agreement that the undersigned hereby requests to [convert][continue] the Borrowing of Revolving Loans referred to below and sets forth below the information relating to such [conversion][continuation] (the “Proposed [Conversion][Continuation]”) as required by Section 2.08 of the Credit Agreement:
(i)The Proposed [Conversion][Continuation] relates to the Borrowing of [Revolving][Term] Loans originally made on _____ __, 20__ (the “Outstanding Borrowing”) in the principal amount of $________ and currently maintained as a Borrowing of [Base Rate Loans][LIBOR Rate Loans with an Interest Period ending on___________ ___, 20__].
(ii)The Business Day of the Proposed [Conversion][Continuation] is ____________.1
(iii)The Outstanding Borrowing shall be [continued as a Borrowing of [Base Rate Loans] [LIBOR Rate Loans with an Interest Period ending on___________ ___, ______][converted into a Borrowing of [Base Rate Loans] [LIBOR Rate Loans with an Interest Period ending on___________ ___, ______].2
[The undersigned hereby certifies that no Event of Default is in existence on the date of the Proposed Conversion].3

_____________________________
1 Shall be a Business Day at least three Business Days (or the same Business Day in the case of a conversion into Base Rate Loans) after the date hereof, provided that such notice shall be deemed to have been given on a certain day only if given before 12:00 p.m. (New York City time) on such day.
2 To be included for a Proposed Conversion or Continuation.
3 In the case of a Proposed Conversion, insert this sentence only in the event that the conversion is from a Base Rate Loan to a LIBOR Rate Loan.

A-2-1

Very truly yours,
[RESOLUTE FOREST PRODUCTS INC.
By:
Name:
Title:]1

____________________________
1 Use applicable Borrower if not the Company.

A-2-2

EXHIBIT B-1
FORM OF REVOLVING NOTE
New York, New York
_________ __, ____
FOR VALUE RECEIVED, RESOLUTE FOREST PRODUCTS INC., a Delaware corporation, and each other borrower signatory hereto (collectively, the “Borrowers”), hereby jointly and severally promise to pay to [_____________________] (the “Lender”), in immediately available funds, at the Payment Office on or before the Maturity Date for Revolving Loans the principal amount of each Revolving Loan from time to time made by the Lender to such Borrowers under that certain Credit Agreement, dated as of September 7, 2016, among the Borrowers and the Guarantors party thereto, the various Lenders and American AgCredit, PCA, as Administrative Agent (as amended, restated, modified and/or supplemented from time to time, the “Credit Agreement”), payable at such times and in such amounts as are specified in the Credit Agreement. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Credit Agreement.
The Borrowers promise also to pay interest on the unpaid principal amount of each Revolving Loan made by the Lender in like money at said office from the date hereof until paid at the rates and at the times provided in Section 2.06 of the Credit Agreement.
This Note is one of the Revolving Notes referred to in the Credit Agreement and is entitled to the benefits thereof and of the other Credit Documents. This Note is secured by the Collateral and is entitled to the applicable benefits of the Credit Party Guaranty with respect to the Relevant Guaranteed Obligations upon the terms and subject to the limitations set forth in the Credit Party Guaranty. As provided in the Credit Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Maturity Date, in whole or in part, and Revolving Loans may be converted from one Type into another Type to the extent provided in the Credit Agreement. This Note may only be transferred to the extent and in the manner set forth in the Credit Agreement. The Lender may also attach schedules to this Note and endorse thereon the date and amount of its Revolving Loans and payments with respect thereto.
In case an Event of Default shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.
The Borrowers hereby waive presentment, demand, protest or notice of any kind in connection with this Note.

B-1-1

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
RESOLUTE FOREST PRODUCTS INC.
By:
Name:
Title:
RESOLUTE FP US INC.
FIBREK RECYCLING U.S. INC.
ATLAS SOUTHEAST PAPERS, INC.
By:
Name:
Title:
RESOLUTE FP AUGUSTA LLC
By:    Abitibi Consolidated Sales LLC, its Manager
By:    Resolute Forest Products Inc., its Sole Member
By:
Name:
Title:
ATLAS PAPER MILLS, LLC
ACCURATE PAPER HOLDINGS, LLC
By:    Atlas Tissue Holdings, Inc., its Sole Member
By:
Name:
Title:

B-1-2

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

B-1-3

EXHIBIT B-2
FORM OF TERM LOAN NOTE
New York, New York
_________ __, ____
FOR VALUE RECEIVED, RESOLUTE FP US INC., a Delaware corporation (the “Borrower”), hereby promises to pay to [_____________________] (the “Lender”), in immediately available funds, at the Payment Office on or before the Maturity Date the principal amount of the portion of the Term Loan made by the Lender to the Borrower on the Closing Date under that certain Credit Agreement, dated as of September 7, 2016, among the Borrower, the other Borrowers and Guarantors party thereto, various Lenders and American AgCredit, PCA, as Administrative Agent (as amended, restated, modified and/or supplemented from time to time, the “Credit Agreement”), payable at such times and in such amounts as are specified in the Credit Agreement. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Credit Agreement.
The Borrower promises also to pay interest on the unpaid principal amount of the Term Loan made by the Lender in like money at said office from the date hereof until paid at the rates and at the times provided in Section 2.06 of the Credit Agreement.
This Note is one of the Term Loan Notes referred to in the Credit Agreement and is entitled to the benefits thereof and of the other Credit Documents. This Note is secured by the Collateral and is entitled to the benefits of the Credit Party Guaranty upon the terms and subject to the limitations set forth in the Credit Party Guaranty. As provided in the Credit Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Maturity Date, in whole or in part, and Term Loans may be converted from one Type into another Type to the extent provided in the Credit Agreement. This Note may only be transferred to the extent and in the manner set forth in the Credit Agreement. The Lender may also attach schedules to this Note and endorse thereon the date and amount of its Term Loans and payments with respect thereto.
In case an Event of Default shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.
The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

B-2-1

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
RESOLUTE FP US INC.
By:
Name:
Title:

B-2-2

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

B-2-3

EXHIBIT C-1
FORM OF
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Credit Agreement, dated as of September 7, 2016 (as amended, restated, modified and/or supplemented from time to time, the “Credit Agreement”), among Resolute Forest Products Inc., a Delaware corporation (the “Company”), each of the other Borrowers and Guarantors party thereto, the Lenders party thereto from time to time and American AgCredit, PCA, as Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
Pursuant to the provisions of Section 5.01(c) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any of the Borrowers within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to any of the Borrowers as described in Section 881(c)(3)(C) of the Code, and (v) no payments in connection with any Credit Document are effectively connected with the undersigned’s conduct of a U.S. trade or business.
The undersigned has furnished the Administrative Agent and the Company with a certificate of its non-U.S. person status on IRS Form W-8BEN or W-8BEN-E (or successor form). By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Company and the Administrative Agent in writing, and (2) the undersigned shall have at all times furnished the Company and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which payment is to be made to the undersigned, or in either of the two calendar years preceding such payment.
[NAME OF LENDER]
By:
Name:
Title:
Date: ________ __, 20[ ]

C-1

EXHIBIT C-2
FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Credit Agreement, dated as of September 7, 2016 (as amended, restated, modified and/or supplemented from time to time, the “Credit Agreement”), among Resolute Forest Products Inc., a Delaware corporation (the “Company”), each of the other Borrowers and Guarantors party thereto, the Lenders party thereto from time to time and American AgCredit, PCA, as Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
Pursuant to the provisions of Section 5.01(c) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any of the Borrowers within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to any of the Borrowers as described in Section 881(c)(3)(C) of the Code, and (v) no payments in connection with any Credit Document are effectively connected with the undersigned’s conduct of a U.S. trade or business.
The undersigned has furnished its participating Lender with a certificate of its non-U.S. person status on IRS Form W-8BEN or W-8BEN-E (or successor form). By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which payment is to be made to the undersigned, or in either of the two calendar years preceding such payment.
[NAME OF PARTICIPANT]
By:
Name:
Title:
Date: ________ __, 20[ ]

C-2-1

EXHIBIT C-3
FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Credit Agreement, dated as of September 7, 2016 (as amended, restated, modified and/or supplemented from time to time, the “Credit Agreement”), among Resolute Forest Products Inc., a Delaware corporation (the “Company”), each of the other Borrowers and Guarantors party thereto, the Lenders party thereto from time to time and American AgCredit, PCA, as Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
Pursuant to the provisions of Section 5.01(c) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its partners/members are the sole beneficial owners of such participation, (iii) neither the undersigned nor any of its partners/members claiming the portfolio interest exemption (the “applicable partners/members”) is a bank within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its applicable partners/members is a ten percent shareholder of any of the Borrowers within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its applicable partners/members is a controlled foreign corporation related to any of the Borrowers as described in Section 881(c)(3)(C) of the Code, and (vi) no payments in connection with any Credit Document are effectively connected with the undersigned’s or its partners/members’ conduct of a U.S. trade or business.
The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its applicable partners/members: (i) an IRS Form W-8BEN or W-8BEN-E (or successor form) or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such applicable partners/members. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which payment is to be made to the undersigned, or in either of the two calendar years preceding such payment.
[NAME OF PARTICIPANT]
By:
Name:
Title:
Date: ________ __, 20[  ]

C-3-1

EXHIBIT C-4
FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Credit Agreement, dated as of September 7, 2016 (as amended, restated, modified and/or supplemented from time to time, the “Credit Agreement”), among Resolute Forest Products Inc., a Delaware corporation (the “Company”), each of the other Borrowers and Guarantors party thereto, the Lenders party thereto from time to time and American AgCredit, PCA, as Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
Pursuant to the provisions of Section 5.01(c) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) neither the undersigned nor any of its partners/members claiming the portfolio interest exemption (the “applicable partners/members”) is a bank within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its applicable partners/members is a ten percent shareholder of any of the Borrowers within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its applicable partners/members is a controlled foreign corporation related to any of the Borrowers as described in Section 881(c)(3)(C) of the Code, and (vi) no payments in connection with any Credit Document are effectively connected with the undersigned’s or its partners/members’ conduct of a U.S. trade or business.
The undersigned has furnished the Administrative Agent and the Company with IRS Form W-8IMY accompanied by one of the following forms from each of its applicable partners/members: (i) an IRS Form W-8BEN or W-8BEN-8 (or successor form) or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E from each of such applicable partners/members. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Company and the Administrative Agent in writing, and (2) the undersigned shall have at all times furnished the Company and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which payment is to be made to the undersigned, or in either of the two calendar years preceding such payment.
[NAME OF LENDER]
By:
Name:
Title:
Date: ________ __, 20[  ]

C-4-1

EXHIBIT D
FORM OF SOLVENCY CERTIFICATE
[Date]
To the Administrative Agent and each of the Lenders
party to the Credit Agreement referred to below:
I, the undersigned, the Chief Financial Officer of Resolute Forest Products Inc., a Delaware corporation (the “Company”), in that capacity only and not in my individual capacity (and without personal liability), do hereby certify as of the date hereof, and based upon facts and circumstances as they exist as of the date hereof (and disclaiming any responsibility for changes in such fact and circumstances after the date hereof), that:
1.    This Certificate is furnished to the Administrative Agent and the Lenders pursuant to Section 6.05 of the Credit Agreement, of even date herewith (as amended, restated, modified and/or supplemented from time to time, the “Credit Agreement”), among the Company, each of the other Borrowers and Guarantors party thereto, the Lenders party thereto from time to time and American AgCredit, PCA, as Administrative Agent. Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.
2.    For purposes of this Certificate, I, or officers of the Company under my direction and supervision, have performed the following procedures as of and for the periods set forth below.
(a)    I have reviewed the financial statements referred to in Section 8.05 of the Credit Agreement.
(b)    I have knowledge of and have reviewed to my satisfaction the Credit Agreement.
(c)    As Chief Financial Officer of the Company, I am familiar with the financial condition of the Company and its Subsidiaries.
3.    Based on and subject to the foregoing, I hereby certify on behalf of the Company that, after giving effect to the consummation of the Transaction (including the incurrence of all Loans), it is my opinion that (i) the present fair saleable value of the assets of the Company and its Subsidiaries, on a consolidated basis, exceeds the amount that will be required to be paid on or in respect of the debts and other liabilities (including, without limitation, subordinated and contingent liabilities) of the Company and its Subsidiaries, on a consolidated basis, as they become absolute and mature; (ii) the Company and its Subsidiaries, on a consolidated basis, will not have unreasonably small capital to carry out their businesses as conducted or as proposed to be conducted; and (iii) the Company and its Subsidiaries, on a consolidated basis, do not intend to incur debts and other liabilities (including, without limitation, subordinated and contingent liabilities) beyond their ability to pay such debts as they become absolute and mature.
* * *
[Signature Page Follows]

D-1

IN WITNESS WHEREOF, the Company has caused this certificate to be executed on its behalf by its Chief Financial Officer as of the day and year first above written.
RESOLUTE FOREST PRODUCTS INC.
By:
Name:
Title:        Chief Financial Officer

D-2

EXHIBIT E
FORM OF COMPLIANCE CERTIFICATE
This Compliance Certificate is delivered to you pursuant to Section 9.01(e) of the Credit Agreement, dated as of September 7, 2016 (as amended, restated, modified and/or supplemented from time to time, the “Credit Agreement”), among Resolute Forest Products Inc., a Delaware corporation (the “Company”), each of the other Borrowers and Guarantors party thereto, various Lenders and American AgCredit, PCA, as Administrative Agent. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.
1.    I am the duly elected, qualified and acting [Chief Financial Officer]1 of the Company.
2.    I have reviewed and am familiar with the contents of this Compliance Certificate. I am providing this Compliance Certificate solely in my capacity as the [Chief Financial Officer] of the Company and not in my individual capacity (and without personal liability). The matters set forth herein are true to the best of my knowledge after due inquiry.
3.    I have reviewed the terms of the Credit Agreement and the other Credit Documents and have made or caused to be made under my supervision a review in reasonable detail of the transactions and condition of the Company and its Restricted Subsidiaries during the accounting period covered by the financial statements attached hereto as ANNEX 1 (the “Financial Statements”). Based on such review, no Default or Event of Default has occurred and is continuing[, except as set forth below and described in detail, the nature and extent thereof and what actions the Company has taken and proposes to take with respect thereto].
4.    Attached hereto as ANNEX 2 is the reasonably detailed calculation with respect to the financial covenants set forth in Section 10.11 of the Credit Agreement.
*    *    *

_________________________
1 May be any Responsible Officer.

E-1

IN WITNESS WHEREOF, I have executed this Compliance Certificate this [ ]th day of [             ], 20[__].
RESOLUTE FOREST PRODUCTS INC.
By:
Name:
Title:    [Chief Financial Officer]

E-2

Exhibit E
ANNEX 1
Financial Statements to be Attached

1-E-1

Exhibit E
ANNEX 2
Calculation of Financial Covenants

2-E-1

EXHIBIT F
FORM OF ASSIGNMENT AND ASSUMPTION
Reference is made to the Credit Agreement, dated as of September 7, 2016, among Resolute Forest Products Inc., a Delaware corporation (the “Company”), each of the other Borrowers and Guarantors party thereto, various Lenders and American AgCredit, PCA, as Administrative Agent. Terms are used herein as defined in the Credit Agreement.
__________________________________ (“Assignor”) and ____________________ _____________ (“Assignee”) agree as follows:
1.    Assignor hereby assigns to Assignee and Assignee hereby purchases and assumes from Assignor [(a) a principal amount of $________ of Assignor’s outstanding Revolving Loans,] [(b) the amount of $__________ of Assignor’s Revolving Commitment (which represents ____% of the total Revolving Commitments),] [(c) a principal amount of $________ of Assignor’s outstanding advances under the Term Loan] and [(d) the amount of $__________ of Assignor’s Term Loan Commitment (which represents ____% of the total Term Loan Commitments] (the foregoing items being, collectively, “Assigned Interest”), together with an interest in the Credit Documents corresponding to the Assigned Interest. This Agreement shall be effective as of the date (“Effective Date”) indicated in the corresponding Assignment Notice delivered to the applicable Administrative Agent, provided such Assignment Notice is executed by Assignor, Assignee, the applicable Administrative Agent and the Company, if applicable. From and after the Effective Date, Assignee hereby expressly assumes, and undertakes to perform, all of Assignor’s obligations in respect of the Assigned Interest, and all principal, interest, fees and other amounts which would otherwise be payable to or for Assignor’s account in respect of the Assigned Interest shall be payable to or for Assignee’s account, to the extent such amounts accrue on or after the Effective Date.
2.    Assignor (a) represents that as of the date hereof, prior to giving effect to this assignment, [its Revolving Commitment is $__________,] [the outstanding balance of its Revolving Loans is $__________,] [its Term Loan Commitment is $__________] and [the outstanding balance of its advances made under the Term Loan is $___________]; (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto, other than that Assignor is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; and (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrowers or the performance by Borrowers of their obligations under the Credit Documents. [Assignor is attaching the promissory note[s] held by it and requests that Agent exchange such note[s] for new promissory notes payable to Assignee [and Assignor].]
3.    Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment; (b) confirms that it has received copies of the Credit Agreement and such other Credit Documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment; (c) agrees that it shall, independently and without reliance upon Assignor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents; (d) confirms that it is an Eligible Assignee; (e) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; (f) agrees that it will observe and perform all obligations that are required to be performed by it as a “Lender” under the Credit Documents and (g) represents and warrants that the assignment evidenced hereby will not result in a non-exempt “prohibited transaction” under Section 406 of ERISA.
4.    This Agreement shall be governed by the laws of the State of New York. If any provision is found to be invalid under applicable law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Agreement shall remain in full force and effect.
5.    Each notice or other communication hereunder shall be in writing, shall be sent by messenger, by telecopy or facsimile transmission, or by first-class mail, shall be deemed given when sent and shall be sent as follows:
(a)    If to Assignee, to the following address (or to such other address as Assignee may designate from time to time):

(b)    If to Assignor, to the following address (or to such other address as Assignor may designate from time to time):

Payments hereunder shall be made by wire transfer of immediately available Dollars as follows:
If to Assignee, to the following account (or to such other account as Assignee may designate from time to time):

ABA No.

Account No.
Reference:

If to Assignor, to the following account (or to such other account as Assignor may designate from time to time):

ABA No.

Account No.
Reference:

IN WITNESS WHEREOF, this Assignment and Acceptance is executed as of _____________.

(“Assignee”)
By:
Title:

(“Assignor”)
By:
Title:

EXHIBIT G
FORM OF
ASSIGNMENT NOTICE
Reference is hereby made to (i) the Credit Agreement, dated as of September 7, 2016 (as amended, restated, modified and/or supplemented from time to time, the “Credit Agreement,” the terms defined therein being used herein as therein defined), among Resolute Forest Products Inc., a Delaware corporation (the “Company”), each of the other Borrowers and Guarantors party thereto, various Lenders and American AgCredit, PCA, as Administrative Agent; and (2) the Assignment and Assumption dated as of ____________, 20__ (“Assignment”), between __________________ (“Assignor”) and ____________________ (“Assignee”). Terms are used herein as defined in the Credit Agreement.
Assignor hereby notifies the Borrowers and the Administrative Agent of Assignor’s intent to assign to Assignee pursuant to the Assignment [(a) a principal amount of $________ of Assignor’s outstanding Revolving Loans,] [(b) the amount of $__________ of Assignor’s Revolving Commitment (which represents ____% of the total Revolving Commitments),] [(c) the principal amount of $__________ of Assignor’s outstanding advances made under the Term Loan] and [(d) the amount of $_________ of Assignor’s Term Loan Commitment (which represents ____% of the total Term Loan Commitments)] (the foregoing items being, collectively, the “Assigned Interest”), together with an interest in the Credit Documents corresponding to the Assigned Interest. This Agreement shall be effective as of the date (“Effective Date”) indicated below, provided this Assignment Notice is executed by Assignor, Assignee, the Administrative Agent and the Company, if applicable. Pursuant to the Assignment, Assignee has expressly assumed all of Assignor’s obligations under the Credit Agreement to the extent of the Assigned Interest, as of the Effective Date.
For purposes of the Credit Agreement, the Administrative Agent shall deem [Assignor’s Revolving Commitment to be reduced by $_________,] [Assignor’s Term Loan Commitment to be reduced by $_________,] [Assignee’s Revolving Commitment to be increased by $_________] and [Assignee’s Term Loan Commitment to be increased by $_________].
The address of Assignee to which notices and information are to be sent under the terms of the Credit Agreement is:

The address of Assignee to which payments are to be sent under the terms of the Credit Agreement is shown in the Assignment.

G-1

This Notice is being delivered to the Administrative Agent pursuant to 13.04(c) of the Credit Agreement. Please acknowledge your acceptance of this Notice by executing and returning to Assignee and Assignor a copy of this Notice.
IN WITNESS WHEREOF, this Assignment Notice is executed as of _____________.

(“Assignee”)
By:
Title:

(“Assignor”)
By:
Title:
ACKNOWLEDGED AND AGREED,
AS OF THE DATE SET FORTH ABOVE:
COMPANY:*

By:
Title:
* No signature required if Assignee is a Lender, Affiliate of a Lender or Approved Fund, or if an Event of Default under Section 11.01 or Section 11.05 of the Credit Agreement exists.
[AMERICAN AGCREDIT, PCA,
as Administrative Agent
By:
Title:]

G-2

EXHIBIT H
FORM OF BORROWER DESIGNATION REQUEST AND ASSUMPTION AGREEMENT
THIS BORROWER DESIGNATION REQUEST AND ASSUMPTION AGREEMENT (this “Agreement”) dated as of [ ] is by and among Resolute Forest Products, Inc., a Delaware corporation (the “Company”), [ ], a [ ] (the “Applicant Borrower”), and American AgCredit, PCA, as Administrative Agent under the Credit Agreement, dated as of September 7, 2016 (as amended, restated, modified and/or supplemented from time to time, the “Credit Agreement”; terms defined therein being used herein as therein defined), among the Company, each of the other Borrowers and Guarantors party thereto, various Lenders and American AgCredit, PCA, as Administrative Agent.
The Company has indicated its desire to designate the Applicant Borrower as a Designated Borrower pursuant to Section 2.14 of the Credit Agreement. Accordingly, each of the Company and the Applicant Borrower hereby agrees with the Administrative Agent, for the benefit of the Lenders, as follows:
1.    Each of the Applicant Borrower and the Company hereby confirms, represents and warrants to the Administrative Agent and the Lenders that the Applicant Borrower is a Subsidiary of the Company.
2.    The Applicant Borrower hereby acknowledges, agrees and confirms that, by its execution of this Agreement and upon execution by the Administrative Agent of a Borrower Designation Notice (it being understood that such Borrower Designation Notice is conditioned upon receipt of the documents requested by the Administrative Agent and the Lenders pursuant to Section 2.14(a) of the Credit Agreement), the Applicant Borrower will be deemed to be a party to the Credit Agreement as a “Designated Borrower” and such Designated Borrower for all purposes of the Credit Agreement and the other Credit Documents, and shall have all of the obligations of a Borrower thereunder as if it had executed the Credit Agreement and the other Credit Documents. The Applicant Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Documents, including (i) all of the representations and warranties of the Credit Parties set forth in Section 8 of the Credit Agreement, and (ii) all of the affirmative and negative covenants set forth in Sections 9 and 10 of the Credit Agreement.
3.    The Applicant Borrower acknowledges and confirms that it has received a copy of the Credit Agreement and the schedules and exhibits thereto.
4.    The Company confirms that all of the Obligations under the Credit Agreement are, and upon the Applicant Borrower becoming a Designated Borrower shall continue to be, in full force and effect. The Company further confirms that immediately upon the Applicant Borrower becoming a Designated Borrower, the term “Obligations,” as used in the Credit Agreement, shall include all Obligations of such Designated Borrower under the Credit Agreement and under each other Credit Document.
5.    The Applicant Borrower hereby agrees that upon becoming a Designated Borrower it will assume all of the Obligations of a Borrower as set forth in the Credit Agreement.
6.    Each of the Company and the Applicant Borrower agrees that at any time and from time to time, upon the written request of the Administrative Agent, it will execute and deliver such further documents and do such further acts and things as the Administrative Agent may reasonably request in order to effect the purposes of this Agreement.
7.    This Agreement may be executed in one or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

8.    This Agreement shall constitute a Credit Document under the Credit Agreement.
9.    THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
[Signature Page Follows]

IN WITNESS WHEREOF, the Applicant Borrower, the Company and the Administrative Agent have caused this Agreement to be duly executed by their authorized officers.
APPLICANT BORROWER:    [APPLICANT BORROWER],
a [____________________________]
By:
Name:
Title:
COMPANY:    RESOLUTE FOREST PRODUCTS INC.,
a Delaware corporation
By:
Name:
Title:
Acknowledged by:
ADMINISTRATIVE AGENT:    AMERICAN AGCREDIT, PCA,
as Administrative Agent
By:
Name:
Title:

EXHIBIT I
FORM OF BORROWER DESIGNATION NOTICE
To: The Company (as defined below) and the Lenders
Ladies and Gentlemen:
This Borrower Designation Notice is made and delivered pursuant to Section 2.14 of that certain Credit Agreement, dated as of September 7, 2016 (as amended, restated, modified and/or supplemented from time to time, the “Credit Agreement”; terms defined therein being used herein as therein defined), among Resolute Forest Products Inc., a Delaware corporation (the “Company”), each of the other Borrowers and Guarantors party thereto, various Lenders and American AgCredit, PCA, as Administrative Agent.
The Administrative Agent hereby notifies the Company and the Lenders that effective as of the date hereof [ ] shall be a Designated Borrower and may receive Loans under the Revolving Credit Facility and the Term Loan Facility for its account on the terms and conditions set forth in the Credit Agreement.
This Borrower Designation Notice shall constitute a Credit Document under the Credit Agreement.
AMERICAN AGCREDIT, PCA,
as Administrative Agent
By:
Name:
Title:

I-1

Schedule 1.01A

Unrestricted Subsidiaries

Calhoun Note Holdings AT, LLC
Calhoun Note Holdings TI, LLC

Schedule 1.01B

Immaterial Subsidiaries

3284649 Nova Scotia Company
9192-8515 Québec Inc.
9340939 Canada Inc.
9340963 Canada Inc.
AbiBow Recycling, LLC
Abitibi-Consolidated Europe
AbitibiBowater Canada Inc.
Bowater Asia Pte. Ltd.
Bowater Canada Finance Corporation
Bowater Canadian Holdings Incorporated
Bowater Canadian Limited
Bowater Korea Ltd.
Bowater LaHave Corporation
Bowater S. America Ltda.
Bowater South American Holdings Incorporated
Donohue Malbaie Inc.
Fibrek Canada L.P.
Fibrek Canada ULC
Fibrek General Partnership
Fibrek International Inc.
Lake Superior Forest Products Inc.
Produits Forestiers Mauricie S.E.C.
Resolute Growth Canada Inc.
RFPG Holding Inc./Gestion RFPG Inc.
RFPG Limited Partnership

SFK Pulp Finco Inc.
The International Bridge and Terminal Company

Schedule 2.01
Commitments

Lender	Term Loan Commitment	Revolving Commitment
American AgCredit, PCA	$46,250,000.00	$138,750,000.00
TOTAL	$46,250,000.00	$138,750,000.00

Schedule 8.12

Real Property Owned by
Resolute FP US Inc.

Located in McMinn County and
Bradley County, Calhoun, Tennessee

See attached Exhibit A Legal Description and Exhibit B Excluded Tracts

EXHIBIT A

Legal Description

EXHIBIT 'A'
LEGAL DESCRIPTION

TRACT 1:
BLOCK 2029:

A tract of land lying in the Third Civil District of Bradley County, State of Tennessee, on the southwest side of the Hiwassee River Arm of Chickamauga Lake, approximately five-eighths (5/8) mile northwest of United States Highway Number Eleven Bridge across the said arm, and more particularly described as follows: Beginning at US-TVA Monument 1146-1 (Coordinates: N 332,400; E. 2,368,348) in the boundary of the United States of America's land at a corner of the lands of J. M. Hambright and R. J. Maddux; thence North twenty-three (23) degrees, three (3) minutes East, one hundred (100) feet to US-TVA Monument 77-19; thence South forty-seven (47) degrees, twenty-three (23) minutes East, seven hundred sixty-four (764) feet to US-TVA Monument 77-21; thence South forty-nine (49) degrees, thirty-two (32) minutes West, ninety-eight (98) feet to US-TVA Monument 77-20 in the boundary of the United State's of America's land; thence with the United States of America's boundary North forty-seven (47) degrees, eight (08) minutes West, seven hundred eighteen (718) feet to the point of beginning, and containing one and 7/10 (1.7) acres, more or less.

For source of title, see deed to Bowaters Southern Paper Corporation, a Delaware Corporation from W.E. Dillard and wife, Madge Dillard, dated February 1, 1952, and recorded in Deed Book 88, Page 524, in the Bradley County Register's Office.

For further reference, see Deed Book 248, Page 80, in the Bradley County Register's Office.

1

EXHIBIT 'A'
LEGAL DESCRIPTION

TRACT 2:
BLOCK 2029:

Third Civil District of Bradley County, Tennessee, described as follows:

Being twenty-five (25) acres, more or less, described as follows: Beginning in the northeastern line of the Charleston-Hooper Mill Road at the intersection of the eastern line of the Richard J. Maddux one hundred ninety-eight and six-tenths (198.6), more or less, acre tract; thence North twenty-three (23) degrees east along said Maddux line, which is marked by a fence, one thousand thirty (1,030) feet, more or less, to TVA Marker 1146-1; thence South forty-seven (47) degrees, eight (8) minutes east one thousand forty-five (1,045) feet, more or less, to the most northerly corner of the R. L. Baker tract; thence south twenty-six (26) degrees, fifteen (15) minutes west along the northwestern line of R. L. Baker tract sixteen hundred sixty (1,660) feet, more or less, to the southern line of a right of way, referred to in deed from L.A. Dillard, etal, to C.E. Sharp of record in Book 81, Page 38, in the Register's Office of said County; thence westwardly along the southern line of said right-of-way one hundred forty-eight and 5/10 (148.5) feet to the northern or northeastern line of the Charleston-Hooper Mill Road; thence northwestwardly along said line of Charleston-Hooper Mill Road to point of beginning, containing twenty-five (25) acres, more or less.

THERE IS SPECIFICALLY LESS AND EXCEPTED from the above-described tract that portion of the property conveyed to John A. Lamm by Warranty Deed from Bowater Incorporated, successor by mergers and name change to Hiwassee Land Company, dated October 7, 1985, and recorded in Deed Book 295, Page 220, in Bradley County, Register's Office.

FOR SOURCE OF TITLE, see deed to Bowaters Southern Paper Corporation, a Delaware Corporation, from L.A. Dillard, and W.E. Dillard, dated February 9, 1952, and recorded in Deed Book 88, Page 543, in the Bradley County Register's Office.

For further reference, see Deed Book 248, Page 80, in the Bradley County, Register's Office.

2

EXHIBIT 'A'
LEGAL DESCRIPTION

TRACT 3:
BLOCK 2107
2104

Tract One: In the Second Civil District of McMinn County, Tennessee, beginning in the northeast corner of Lucy Long land and running with her line westward twenty-one (21) poles to a stake; thence West twenty-six (26) degrees North, thirty-two (32) poles to her Northwest corner; thence southwardly twenty-four and 2/3 (24 2/3) poles to her west line; thence East twenty-six (26) degrees South to a stake in her east line; thence North thirty-six (36) degrees East to the beginning; containing fourteen and one-half (14 ½) acres, more or less, and being bounded on the west by an old private road and Long, now Asa Albritton; on the North and East by Roscoe McDaniel lands; on the East and South by lands formerly owned by George W. Maddux, now owned by J.A. Henry, and being further described in deed from Mrs. Tiney Russell and Lynn R. Copeland to J.A Henry, dated November 7, 1949, recorded June 2, 1950, in Deed Record 4J, Page 451, in the Register's Office at Athens, Tennessee.

Tract Two: In the Second Civil District of McMinn County, Tennessee, seventy-four (74) acres of land, more or less, bounded north by Russell, Albritton and Lyle, east by Albritton, south by US_T.V.A., west by lands formerly owned by Edgar Maddux and J.A. Henry, now Fred Womac and wife, and being all of the original home farm of George W. Maddux remaining after the conveyance by George W. Maddux to United States of America recorded in Deed Record 3W, Page 491, in the Register's Office at Athens, Tennessee, and being further described in deed from G.W. Matthews and wife to J.A. Henry dated February 20, 1948, recorded February 25, 1948, in Deed Record 4H, Page 3, in the Register's Office at Athens, Tennessee.

Tract Three: A tract of land lying in the Second Civil District of McMinn County, Tennessee, on the northeast side of the Hiwassee River Arm of Chickamauga Lake, approximately three-fourths (3/4) mile north of U.S. Highway Eleven (11) Bridge across the lake at Charleston, and more particularly described as follows: Beginning at US-TVA Monument 1152-_ (Coordinates: N. 333,518; E. 2,370,705) at a common corner of the lands of George W. Maddux, W. Robert Maddux and the United States of America, and at the most easterly corner of the tract herein described; thence with the United States of America's line South thirty-seven degrees, fifty-one (51) minutes West, seven hundred seventy-eight (778) feet to a point in the center line of the Calhoun-Big Spring Road; thence leaving the United States of America line and along with the road North fifty-one (51) degrees, no (00) minutes West, three hundred ninety-nine (399) feet to a point at a corner in the boundary line of the United States of America's land; thence with the United States of America's boundary line, bearing away from the road, North twenty-nine (29) degrees, fifty-seven (57) minutes East, seven hundred five (705) feet to US-

-Continued on next page-

3

EXHIBIT 'A'
LEGAL DESCRIPTION

TRACT 3: (Continued)
BLOCK 2107
2104

TVA Monument 1152-8; thence South sixty (60) degrees, nineteen (19) minutes East, five hundred one (501) feet to the point of beginning, and containing seven and 7/10 (7.7) acres, more or less, and is Land Tract XCR-392, according to designation by T.V.A., and being further described in deed from United States of America to J.A. Henry, dated March 3, 1949, recorded June 25, 1949, in Deed Record 41, Page 376, in the Register's Office at Athens, Tennessee.

Tract Four: In the Second Civil District of McMinn County, State of Tennessee, near the Town of Calhoun, beginning at a point in the old road from Calhoun to Big Spring, corner of a tract formerly owned by Will Robinson, now owned by Tom Arrants, and in the original severance line of T.V.A., at the southwest corner of T.V.A. land tract XCR-393 conveyed to Charles Gamblin, and running thence in a westerly direction with the center of the old road to a corner of the Robert Maddux land, now owned by Asa Albritton and wife; thence with said Albritton's east line South thirty-eight (38) degrees West to its intersection with the severance line of land purchased by the United States of America from Robert Maddux, as T.V.A. land tract CR-1153; thence with the severance line South forty-eight (48) degrees East, two hundred forty-five (245) feet; South thirty-two (32) degrees West, six hundred (600) feet; South six (6) degrees East, four hundred fifty (45) feet; South forty-five (45) degrees East, six hundred (600) feet; South twenty-three (23) degrees East, twelve hundred fifty (1,250) feet; South forty-five (45) degrees, five (05) minutes East, two hundred ninety (290) feet; South eighty-three (83) degrees, thirty-seven (37) minutes East, one hundred ninety-eight (198) feet; North twenty (20) degrees, fifty-two (52) minute East, nine hundred sixty-five (965) feet; North thirty-four (34) degrees East, one hundred fifty (150) feet; North eight (8) degrees East, seven hundred twenty-five (725) feet; North twenty-four (24) degrees East, five hundred (500) feet to the point of beginning, containing eighty-two and 7/10 (82.7) acres of land, more or less, and being further described in deed from C.B. Ireland and wife to J.A. Henry, dated November 1, 1943, recorded January 14, 1944, in Deed Record 4A, Page 480, in the Register's Office at Athens, Tennessee, and includes that certain tract of two hundred (200) feet by two hundred (200) feet reserved by J.A. Henry in deed from J.A. Henry to C.B. Ireland and wife, registered in Book 3Y, Pages 429-430, in the Register's Office at Athens, Tennessee; Also conveyed is all right, title and interest in and to a certain three-tenths (.3) acres tract, more or less, conveyed by Birmingham Slag Company to grantor's predecessor by deed registered in Book 4A, Page 481, in the Register's Office at Athens, Tennessee. Also conveyed is all right, title and interest in and to a certain tract bounded on the north and west by John Walker, east by Asa Albritton, and south by Fred Womac, said tract having been omitted from deed to Fred Womac and wife, registered in Book 4K, Page 529, in said Register's Office.

-Continued on next page-

4

EXHIBIT 'A'
LEGAL DESCRIPTION

TRACT 3: (Continued)
BLOCK 2107
2104

Tract Five: In the Second Civil District of McMinn County, State of Tennessee, a tract of fifty-four and 6/10 (54.6) acres of land, more or less, being the same land that was conveyed by Mrs. Viola Friddel Bridges to J.A. Henry, by deed dated August 26, 1950, recorded in Deed Record 4K, Page 33, and particularly described as beginning at an iron stake fence in the center line of an old abandoned road, and being North seventy-three and one-half (73 1/2) degrees West along said old road three hundred forty-two (342) feet from the right of way line of the west side of Lee Highway; thence North fifteen (15) degrees, thirty (30) minutes East four hundred (400) feet to an iron pipe; thence North fifty-six (56) degrees, forty-five (45) minutes East one hundred twenty-seven (127) feet to corner of garden; thence South seventy-one (71) degrees, fifteen (15) minutes East three hundred eighty-two (382) feet to an iron pin in line of right of way on west side of Lee Highway; thence along the fence on the right of way line, North thirty (30) degrees, thirty (30) minutes East, three hundred twenty-one (321) feet to an iron pipe; thence North fifty-eight (58) degrees, thirty (30) minutes West one hundred twenty (120) feet to a fence; thence along the fence North twenty-nine (29) degrees, thirty (30) minutes West one-hundred twenty (120) feet to a fence; thence northeastwardly along said fence to the tract conveyed by Viola Fridell Bridges and husband to Glenn E. Wattenbarger, by deed registered in Deed Record 4F, Page 265, in Register's Office of McMinn County, Tennessee; thence North fifty-eight (58) degrees, thirty (30) minutes West to the most westerly corner of said Wattenbarger tract; thence along the fence North twenty-nine (29) degrees, thirty (30) minutes East four hundred forty-one and 4/10 (441.4) feet to intersection of fences; thence along the fence North sixty-one (61) degrees, forty-five (45) minutes West thirteen hundred fifteen (1,315) feet, more or less, to an eight (8) inch short leaf pine tree at the intersection of fences; thence with fence South twenty-seven (27) degrees, forty-five (45) minutes West fourteen hundred seventeen (1,417) feet to center of an old abandoned road; thence with the center line of old road South forty (40) degrees, forty-five (45) minutes East, one hundred seventy-five and 5/10 (175.5) feet; South thirty-seven (37) degrees East, one hundred seventeen (117) feet; South fifty-nine (59) degrees, thirty (30) minutes East eighty (80) feet; South seventy-one degrees, thirty (30) East one hundred (100) feet; South thirty-five (35) degrees, thirty (30) minutes East, one hundred thirty-five (135) feet; South twenty-seven (27) degrees, forty-five (45) minutes East one hundred forty-one (141) feet; South forty-one (41) degrees East three hundred (300) feet; South fifty-seven (57) degrees, thirty (30) minutes East three hundred fifteen (315) feet; South seventy-three (73) degrees East, one hundred forty-five (145) feet to the beginning, containing fifty-four and 6/10 (54.6) acres, more or less, and being further described in deed from Mrs. Viola Friddell Bridges to J.A. Henry, dated August 26, 1950, recorded August 29, 1950, in Deed Record 4K, Page 33, in the Register's Office at Athens, Tennessee.

-Continued on next page-

5

EXHIBIT 'A'
LEGAL DESCRIPTION

TRACT 3: (Continued)
BLOCK 2107
2104

THERE IS SPECIFICALLY LESS AND EXCEPTED from the above described tracts the following:

1.) That portion of property conveyed to McMinn County, Tennessee by deed from Bowaters Southern Paper Corporation, dated December 23, 1955, and recorded in Deed Book 4-R, Page 366, in the McMinn County Register's Office.
2.) That portion of property conveyed to County of McMinn, Tennessee, from Bowater Southern Paper Corporation, dated February 10, 1972, and recorded in Deed Book 6-Z, Page 474, in the McMinn County, Register's Office.
3.) That percentage interest of property conveyed to Catawba Newsprint Company, from Bowater Incorporated, dated December 21, 1990, and recorded in Deed Book 11-R, Page 85, in the McMinn County Register's Office.
4.) That portion of property conveyed to Catawba Newsprint Company, from Bowater Incorporated, dated December 21, 1990, and recorded in Deed Book 11-R, Page 92, in the McMinn County Register's Office, but there is specifically reserved easements set forth in deed.
5.) That portion of property conveyed to Catawba Newsprint Company, from Bowater Incorporated, dated December 21, 1990, and recorded in Deed Book 11-S, Page 587, in the McMinn County Register's Office, but there is specifically reserved easements set forth in deed.
6.) That portion of property conveyed to the State of Tennessee by deed from Bowater Incorporated, dated November 5, 1992, and recorded in Deed Book 12-G, Page 527, in the McMinn County Register's Office.
7.) That portion of property conveyed to the State of Tennessee by deed from Bowater Incorporated, dated November 5, 1992, and recorded in Deed Book 12-G, Page 631, in the McMinn County Register's Office.

FOR SOURCE OF TITLE, see the following deed to Bowaters Southern Paper Corporation, a Delaware Corporation, from J.A. Henry, unmarried, dated December 27, 1951, and recorded in Deed Book 4-L, Page 432, in the McMinn County, Register's Office.

See also deed to Bowaters Southern Paper Corporation, from J.A. Henry, unmarried, dated February 17, 1953, and recorded in Deed Book 4-N, Page 137, in the McMinn County Register's Office.

6

EXHIBIT 'A'
LEGAL DESCRIPTION

TRACT 4:
Block 2107:

In the Second Civil District of McMinn County, Tennessee: Beginning at the southwest corner of the tract to be described, in the original T.V.A. severance line, the northwest corner of T.V.A. land Tract XCR-390, and running thence with the severance line South twenty-seven (27) degrees East three hundred ninety (390) feet; South forty-one (41)
degrees East, six hundred eighty (680) feet to the center line of the Calhoun-Big Spring public road in the western line of the Fred Womac tract; thence with the western line of the Fred Womac tract and the center line of said public road Northwardly to the extreme south corner of the L.L. Pierce tract of land; thence continuing with said public road and the line of the L.L. Pierce tract Northwestwardly to a corner of said Pierce tract in the line of the three hundred thirty-three (333) acre tract formerly owned by George L. Hardwick,
Jr. now Ralph Smith; thence South forty-three (43) degrees, fifteen (15) minutes West, two hundred twenty-one (221) feet to an angle point in the line of said Ralph Smith tract, and containing with Ralph Smith's line South thirty-four (34) degrees West to the point of beginning, containing twenty-one and forty-eight hundredths (21.48) acres of land, more or less, and being a part of what has long been known as the Pierce lands, and being the same identical tract of land that was conveyed to L.L. Pierce, et al. to George L.
Hardwick, Jr., by deed recorded in Deed Record 4-B, Page 523, in the Register's Office
at Athens, Tennessee.

FOR SOURCE OF TITLE, see deed to Bowaters Southern Paper Corporation, a
Delaware Corporation, from Frank Hardwick II, and wife, Sue Hardwick, dated
December 28, 1951, and recorded in Deed Book 4-L, Page 418, in the McMinn County,
Register's Office.

7

EXHIBIT 'A'
LEGAL DESCRIPTION

TRACT 5:
BLOCK 2104
2107

Tract One: In the Second Civil District of McMinn County, Tennessee, beginning in an old road at a stone corner in Frank Russell's line, and running thence westward three hundred thirty-nine (339) feet with Russell's line to the Robinson line; thence south with the Robinson now John Walker, line eight hundred thirteen (813) feet to the line of the lands formerly owned by George W. Maddux, now J. A. Henry; thence eastwardly seven hundred fourteen (714) feet with said Henry's north line to the corner of a fourteen and one-half (14 1/2) acres parcel of land that was conveyed to J.A. Henry by deed recorded in Deed Record 4J, Page 451, in the Register's Office at Athens, Tennessee, said corner being in an old road; thence northwardly along said old road and with Henry's west line to the beginning, being the western end of land long known as the Guble Long land, and being further described in deed from Jess Lyle to Asa Albritton and wife, Maude Albritton, dated March 3, 1942, recorded August 7, 1942, in Deed Record 4A, Page 200, in the Register's Office at Athens, Tennessee. Also, together with that tract immediately west of the above described tract, being bounded as follows: North and West by John Walker and South by J.A. Henry.

Tract Two: In the Second Civil District of McMinn County, State of Tennessee, containing thirty and 2/10 (30.2) acres, more or less, described as follows: Beginning in the center line of the Calhoun-Big Spring Road at the most southerly corner of said seven and 7/10 (7.7) acre tract, conveyed by United States of America to J.A. Henry by deed dated March 3, 1949 and registered in Book 4I, Page 376 of the Register's Office of said county; thence north thirty-seven (37) degrees, fifty-one (51) minutes east along said Henry line seven hundred seventy-eight (778) feet; thence north twenty-five (25) degrees east along the line of J.A. Henry tract seventeen hundred ninety (1,790) feet to a pine knot, marking a corner of J.A. Henry tract; thence west along line of J.A. Henry to a stake corner with J.A. Henry; thence Northeastwardly to a stake in the southern line of the Jess L. Lyle tract; thence eastwardly along the southern line of Jess L. Lyle tract to a stone in the western line of the Mrs. Bertha West tract; thence southwardly to a pine knot and stone marking Mrs. Bertha West's southwest corner; thence eastwardly along Mrs. Bertha West's south line to a stone at the northwest corner of the O.E. Erwin tract; thence southwardly along a fence line marking the western line of the O.E. Erwin tract and marking the western line of another J.A. Henry tract, which he purchased from Viola Friddell Bridges, to the southwestern corner of said Henry tract; thence eastwardly along the southern line of said Henry tract to the northwestern corner of the tract conveyed by C.B. Ireland and wife, to J.A. Henry; thence southwardly along the western line of said J.A. Henry tract to the Tennessee Valley Authority severance line; thence north forty-

-Continued on next page-

8

EXHIBIT 'A'
LEGAL DESCRIPTION

TRACT 5 (Continued):
BLOCK 2104
2107

eight (48) degrees west along said Tennessee Valley Authority severance line four hundred sixty (460) feet, more or less, to the point of beginning, and being further described in deed from Clerk and Master of Chancery Court of McMinn County, Tennessee, to Asa W. Albritton and wife, Maude Maddux Albritton, dated May 16, 1945, recorded May 31, 1945, in Deed Record 4C, Page 249, in the Register's Office at Athens, Tennessee.

THERE IS SPECIFICALLY LESS AND EXCEPTED from the above described tracts the following:

1.) That portion of property conveyed to Catawba Newsprint Company, from Bowater Incorporated, dated December 21, 1990, and recorded in Deed Book 11-R, Page 92, in the McMinn County Register's Office.
2.) That portion of property conveyed to Catawba Newsprint Company, from Bowater Incorporated, dated December 21, 1990, and recorded in Deed Book 11-S, Page 587, in the McMinn County Register's Office.

FOR SOURCE OF TITLE, see deed to Bowaters Southern Paper Corporation, a Delaware Corporation, from Asa W. Albritton and wife, Maude Maddux Albritton, dated January 17, 1952, and recorded in Deed Book Book 4-L, Page 480, in the McMinn County, Register's Office.

9

EXHIBIT 'A'
LEGAL DESCRIPTION

TRACT 6
BLOCK 2107

The following described real estate in the Second Civil District of McMinn County, State of Tennessee:

A parcel of land which is composed of two tracts; one that was conveyed by G.W. Maddux and wife to E.E. Maddux by deed recorded in Deed Record 4E, Page 483 In the Register's Office at Athens, Tennessee, and later conveyed by E.E. Maddux and wife to J.A. Henry by deed recorded in Deed Record 4H, Page 583, in said Register's Office, after deducting therefrom a 16 foot strip of land that was conveyed by E.E. Maddux and wife to John Walker by deed recorded in Deed Record 4F, Page 557, in said Register's Office; and second, a tract of seven and 9/10 (7.9) acres, more or less, which is T.V.A. land tract XCR-931, conveyed by the United States to J.A. Henry by deed recorded in Deed Record 4I, Page 376 in said Register's Office; and particularly described in one body as follows: BEGINNING at the point of intersection of the eastern line of the sixteen (16) foot strip of land conveyed by E.E. Maddux to John A. Walker by deed above referred to, with the center line of the Calhoun-Big Spring public road; and running thence with the eastern line of said sixteen (15) foot strip of land north thirty-one (31) degrees, thirty (30) minutes east five hundred twenty-three (523) feet to a corner in the south line of the tract of land conveyed by S.E. Casteel and wife to John Walker and wife by deed recorded in Deed Record 4F, Page 556 in said Register's Office; thence with the south line of the tract conveyed by Casteel to Walker, south twenty-seven (27) degrees, fifteen (15) minutes east, following the line of an old road, seven hundred eighty-three (783) feet to a fence, a corner in the line of the original George W. Maddux tract of land; thence with a fence south fifty-five (55) degrees east three hundred fifty-one (351) feet to a stone corner in the original George W. Maddux line, formerly a corner with Jess Lyle; thence with the east line of the tract conveyed by George W. Maddux to E.E. Maddux by deed above referred to, south three (3) degrees, thirty (30) minutes west, seven hundred sixty-four (764) feet to a sixteen (16) inch marked post oak tree and continuing with said line south thirty-three (33) degrees west seven hundred ten (710) feet to the Calhoun-Big Spring public road; thence with said road north forty-one (41) degrees, fifteen (15) minutes west, sixty-four (64) feet; north fifty-five (55) degrees, forty-five (45) minutes west nine hundred (900) feet; north thirty-nine (39) degrees, thirty (30) minutes west one hundred (100) feet; north five (5) degrees west one hundred (100) feet; north eight (8) degrees east four hundred eighty-five (485) feet; north twenty-four (24) degrees east, six hundred eight-seven (687) feet to the beginning, containing forty and 3/10 (40.3) acres of land, more or less. Included within the above description is the whole of the two parcels of land above referred to as the two of which this tract is composed, and also being that land conveyed by J.A. Henry to Fred Womac and wife, Myrtle Womac, by deed dated January 6, 1951,

-Continued next page-

10

EXHIBIT 'A'
LEGAL DESCRIPTION

TRACT 6 (Continued)
BLOCK 2107

recorded January 27, 1951, in Deed Record 4K, Page 329, in the Register's Office at Athens, Tennessee.

FOR SOURCE OF TITLE, see deed to Bowaters Southern Paper Corporation, a Delaware Corporation, from Fred Womac and wife, Myrtle Womac, dated January 10, 1952, recorded in Deed Book 4-L, Page 450, in the McMinn County Register's Office.

11

EXHIBIT 'A'
LEGAL DESCRIPTION

TRACT 7
BLOCK 2107

In the Second Civil District of McMinn County, State of Tennessee, beginning in the center of the Calhoun-Big Spring public road at the extreme south corner of the L.L. Pierce tract of land, a corner in the line of the George L. Hardwick, Jr. tract on the west and the Fred Womac tract on the east, being the southwest corner of the sixteen (16) foot strip of land that was conveyed by E.E. Maddux and wife, to John Walker by deed recorded in Deed Record 4F, Page 557 in the Register's Office at Athens, Tennessee, and running thence with the western line of said strip of land, the eastern line of said Pierce tract, northeasterwardly to the extreme southwest corner of a tract of twenty (20) acres, more or less, that was conveyed by S.E. Casteel and wife to John Walker and wife, by deed recorded in Deed Record 4F, Page 556, in said Register's Office; thence continuing same course and along the line dividing said Walker tract from L.L. Pierce tract to a corner of the F.E. Russell tract of land; thence with the line of a fence southeastwardly, being the extreme south line of the F.E. Russell tract, to a corner of a tract of land that was conveyed to Asa Albritton and wife by Jess Lyle by deed recorded in Deed Record 4A, Page 200, in said Register's Office; thence with said Albritton's west line, southwestward to a sourwood bush and stones marking a corner of the G.W. Maddux tract of land; thence westward with a north line of said G.W. Maddux tract to a corner of said tract; thence southwestward along a timber line, also a line of said G.W. Maddux tract, to the centerline of an old road; thence northwestward along the centerline of said old road, which is a line of the Fred Womac tract, north twenty-seven (27) degrees, fifteen (15) minutes West seven hundred eighty-three (783) feet to the northeast corner of the sixteen (16) foot strip of land above referred to; thence southeastward along the line dividing said sixteen (16) foot strip from the Fred Womac tract to the Calhoun-Big Spring public road; thence northward along said road sixteen (16) feet, more or less, to the point of beginning, being the same tract of land that was conveyed to Riceville Bank to J. Walter Robinson and wife by deed recorded in Deed Record 3U, Page 121, and by said Robinson and wife to S.E. Casteel and wife, by deed recorded in Deed Record 4B, Page 213, and by S.E. Casteel and wife to John Walker and wife, by deed recorded in Deed Record 4F, Page 556, plus the sixteen (16) foot roadway conveyed by Maddux to Walker by deed hereinabove referred to.

FOR SOURCE OF TITLE, see deed to Bowaters Southern Paper Corporation, a Delaware Corporation, from John Walker and wife Jennie Cannon Walker, dated January 17, 1952, and recorded in Deed Book 4-L, Page 486, in the McMinn County, Register's Office.

12

EXHIBIT 'A'
LEGAL DESCRIPTION

TRACT 8
BLOCK 2107

Parcel One: In the Second Civil District of McMinn County, State of Tennessee, Beginning at the extreme south corner of the tract to be described, in the center of Calhoun-Big Spring public road, a corner in the line of the lands of George L. Hardwick, Jr., Estate on the West and the lands of Fred Womac and wife on the East, and being in the southwest corner of a sixteen (16) foot strip of land that was conveyed by E.E. Maddux and wife to John Walker, by deed dated August 29, 1946, recorded in Deed Record 4F, Page 557 in the Register's Office at Athens, Tennessee; and running thence with the center line of said public road Northwestwardly to its intersection with a southwestern line of a tract of three hundred thirty-three (333) acres, more or less, that was conveyed by George L. Hardwick, Jr. to Ralph Smith; thence with the line of said Ralph Smith tract of land North forty-three (43) degrees, fifteen minutes East to a corner in said line; thence Northwardly, along the eastern line of said Ralph Smith tract, to a southwest corner of the F.B. Russell tract of land; thence Southeastwardly with a line of said F.B. Russell tract of land along the line of a fence, to the corner of said line, which is the extreme eastern corner of the tract of land conveyed to L.L. Pierce and wife by deed recorded in Deed Record 3O, Page 436, in said Register's Office; thence Southwestwardly, with a line of the F.B. Russell tract to the extreme north corner of the John Walker tract of land, and continuing same course with Walker's West line and along the western line of the sixteen (16) feet parcel conveyed to Walker by deed above referred to, to the point of beginning, containing twenty (20) acres, more or less, and being the remainder of the tract of land conveyed by Carrie Belle Pierce and Valeria B. Pierce to L. L. Pierce and wife by deed dated July 27, 1929, recorded in Deed Record 3O, Page 436, in said Register's Office, after separating therefrom that part South of the Calhoun-Big Spring public road which was conveyed to George L. Hardwick, Jr., by deed above referred to.

Parcel Two: Situated in the Fifth Civil District of McMinn County, State of Tennessee, the same being a tract of 3.65 acres, more or less, beginning at the Southwest corner of Carter Whitaker Farm; thence North 01 degrees, 16 minutes East, 324.3 feet to an iron pin corner; thence South 66 degrees, 01 minutes East, 1064.2 feet to a point; thence North 83 degrees, 41 minutes West, 985.5 feet to the beginning corner, and being a triangular tract as shown by the survey of Jay Bryson, Surveyor, dated July 16, 1973.

Parcel Three: All that certain tract or parcel of land situated in the Second Civil District of McMinn County, State of Tennessee, approximately twelve miles Southwest of the City of Athens, and more fully described, according to a plat of a survey thereof made by Joel B. Spalding, Licensed Engineer #3274, on October 10, 1958, as follows:

-Continued on next page-

13

EXHIBIT 'A'
LEGAL DESCRIPTION

TRACT 8 (Continued)
BLOCK 2107

BEGINNING at a marked corner, being the southwest corner of the land herein described and a corner to the land conveyed to Bowaters Southern Paper Corporation, by deed from Alice Pierce, dated April 16, 1952, recorded in Deed Book 4M, Page 90, in the Register's Office, McMinn County, Tennessee; thence North 1 degree, 15 minutes East, with said corporation's line, 793 feet to a stake on the East side of an existing gravel road; thence in a southeasterly direction along a curve to the right, having a radius of 1,080 feet, an arc distance of 377.1 feet to a stake at the Southeast terminal of said curve, a radial line to said curve runs South 23 degrees East, 368 feet; thence South 13 degrees East, 94.3 feet to a stake at the northern terminal of a curve to the right, having a radius of 789 feet; thence along said curve an arc distance of 424.6 feet to a stake in the line of the land of Bowaters Southern Paper Corporation, a radial line to said curve runs South 2 degrees, 24 minutes West 414.57 feet; thence North 72 degrees, 30 minutes West with said corporation's line and a fence 173 feet to the Beginning, containing 2.86 acres, more or less.

Parcel Four:

All that certain portion of the right of way of the Old Lamontville Road, lying in the Second Civil District of McMinn County, State of Tennessee, between Calhoun, Tennessee, and Interstate Highway I-75, and being more particularly described as follows: Beginning at a point on the eastern end of the property herein conveyed where the north right of way line of the said Old Lamontville Road intersects with the south right of way line of the relocated Lamontville Road, said point being to the west of and near the west right of way line of U.S. Highway 11; thence running in a generally westerly direction with said right of way to a point marking the western end of the property herein conveyed, said point being where the north right of way line of said Old Lamontville Road intersects with the south right of way line of the relocated Lamontville Road to the east of and near the eastern right of way line of Interstate Highway I-75.

LESS AND EXCEPT, that certain portion on the eastern end of the property herein conveyed which is bounded on the north by the center line of said Old Lamontville Road and on the south by lands now or formerly owned by Rust Engineering Company.

THERE IS SPECIFICALLY LESS AND EXCEPTED FROM THE ABOVE DESCRIBED PARCELS approximately 5.57 acres to McMinn County, State of Tennessee for New Lamontville Road, by Right of Way Deed recorded in Deed Book 4-W, Page 241, in the McMinn County Register's Office.

-Continued on next page-

14

EXHIBIT 'A'
LEGAL DESCRIPTION

TRACT 8 (Continued)
BLOCK 2137

FOR SOURCE OF TITLE, see the following deeds:

1.) Deed to Bowaters Southern Paper Corporation, a Delaware Corporation, from Alice Pierce, dated April 16, 1952, and recorded in Deed Book 4-M, Page 90.
2.) Deed to Bowaters Southern Paper Corporation, a Delaware Corporation, from William H. Burson and wife, Ruby B. Burson, dated September 28, 1976, and recorded in Deed Book 7-X, Page 881;
3.) Deed to Bowaters Southern Paper Corporation, from Mrs. Lynn R. Copeland, and Earl Copeland, Jr. and wife Connie M. Copeland, dated November 12, 1958, and recorded in Deed Book 4-Y, Page 69.
4.) Quit Claim Deed to Bowaters Southern Paper Corporation, a Delaware Corporation, from McMinn County, dated January 14, 1974, and recorded in Deed Book 7-K, Page 195, all in the McMinn County Register's Office.

15

EXHIBIT 'A'
LEGAL DESCRIPTION

TRACT 9
BLOCK 2106
2107

Tract One: In the Second Civil District of McMinn County, State of Tennessee, about 1 1/2 miles from Calhoun, Tennessee, on both sides of Calhoun-Big Spring public road; beginning at a monument planted by T.V.A. in the original severance line, the northeast corner of T.V.A. land tract XCR-389 conveyed by the United States of America to James R. Guffey, being also the northwest corner of T.V.A. land tract XCR-390 conveyed by the United States to Ralph Smith, being also the southeast corner of the James T. Michaels tract of land remaining after conveyance by the said Michaels to the United States of the T.V.A. land tract CR 1006, and running thence with the east line of said Michael's remainder North 1 degree East, 1,120 feet, more or less, to a corner of the lands formerly owned by Equitable Life Assurance Society of the United States, now heirs of W. H. Smith, deceased; thence North 89 degrees East, 550 feet; thence North 16 degrees West, 915 feet; thence East 1,980 feet to a stone marking a corner of the F.E. Russell tract of land; thence with a southern line of the F.E. Russell tract eastward to and with a fence to the extreme northeast corner of the tract being described in F.E. Russell's line; thence with a west line of the F.E. Russell land, southward to L.L. Pierce's west line to a corner in his line, approximately 300 feet northeast of the Calhoun-Big Spring public road; thence southwestwardly with Pierce's line to said public road and crossing said road, on same course to the extreme north corner of a tract of land conveyed by Pierce etal. to George L. Hardwick, Jr., by deed recorded in Deed Book 4B, Page 523, in the Register's Office at Athens, Tennessee, and continuing same course with the line of said George L. Hardwick tract to an 16 inch hickory stump at an angle point in said line, thence South 34 degrees West, passing an iron pipe at the corner of the L.L. Pierce tract and continuing to a monument planted by the T.V.A. in the original severance line of said land at a corner of T.V.A. land tract XCR-390; thence with the northeastern line of said land tract XCR-390 and the original T.V.A. severance line the following courses and distances, North 27 degrees West, 525 feet; North 25 degrees East, 750 feet; North 63 degrees West, 100 feet; South 44 degrees West, 1,150 feet; North 40 degrees West, 750 feet; North 11 degrees West, 850 feet; North 60 degrees West, 2,100 feet to the place of beginning, and containing 333 acres of land, more or less, and being all that part of a tract of land which was conveyed by John E. Pyott to George L. Hardwick, Jr. by deed recorded in Deed Record 3K, Page 565, in the Register's Office at Athens, Tennessee, which was not conveyed by said Hardwick to the United States of America, by deed recorded in Deed Record 3W, Page 576, in said Register's Office.

-Continued next page-

16

EXHIBIT 'A'
LEGAL DESCRIPTION

TRACT 9 (Continued)
BLOCK 2106
2107

All right, title and interest in property adjoining and described as: Beginning at a stone at F.E. Russell's northwest corner, thence North 86 degrees West, 2,270 feet to an iron pin; thence South 1 degree West, 1,075 feet to a point in the woods marking James T. Michaels, northwest corner; thence North 89 degrees East, 550 feet; thence North 16 degrees West, 915 feet; thence due East, 1,980 feet to the point of beginning, containing 13.3 acres, more or less.

Tract Two: A tract of land lying in the Second Civil District of McMinn County, State of Tennessee, on the northeast side of the Hiwassee River Arm of Chickamauga Lake, approximately 1 1/4 miles northwest of U.S. Highway 11 bridge across the lake at Charleston, and more particularly described as follows: Beginning at US-TVA Monument 1149-1 (Coordinates: N. 338,390: E. 2,303,912) at a common corner of the lands of James T. Michaels, George L. Hardwick, Jr. and the United States of America, and at the most northwesterly corner of the tract herein described; thence with the United States of America's line South 59 degrees, 36 minutes East, 2,126 feet to US-TVA Monument 1149-2; thence South 11 degrees East, 850 feet to US-TVA Monument 1149-3; thence South 39 degrees, 58 minutes East 750 feet to US-TVA Monument 1149-4; thence North 43 degrees, 59 minutes East, 1,151 feet to US-TVA Monument 1149-5; thence South 62 degrees, 40 minutes East, 100 feet to US-TVA Monument 1149-6; thence South 25 degrees, 02 minutes West, 749 feet to US-TVA Monument 1149-7; thence South 26 degrees, 57 minutes East, 525 feet to US-TVA Monument 1150-1; thence leaving the United States of America's line, South 33 degrees, 41 minutes West, 519 feet to US-TVA Monument 77-6 in the 685.44 foot contour on the northeast shore of the lake; thence with the said contour as it meanders around a small inlet to US-TVA Monument 77-5 (North 45 degrees, 31 minutes West, 325 feet from US-TVA Monument 77-6); thence, leaving the contour, North 45 degrees, 51 minutes West, 1,626 feet to US-TVA Monument 77-4 in the 685.44 foot contour on the shore of the lake near the mouth of a small inlet; thence with the said contour as it meanders around the inlet to US-TVA Monument 77-3 on the west shore of the inlet and North 22 degrees, 59 minutes West, 307 feet from US-TVA Monument 77-4; thence, leaving the contour, North 50 degrees, 56 minutes West, 1,101 feet to an angle iron in the 685.44 foot contour on the east shore of a small inlet; thence with the said contour as it meanders around the inlet to an angle iron on the opposite shore (North 50 degrees, 56 minutes West 70 feet from the last mentioned angle iron); thence, leaving the contour, North 51 degrees, 04 minutes West, 816 feet to US-TVA Monument 73-21 in the 685.44 foot contour on the northeast shore of

-Continued on next page-

17

EXHIBIT 'A'
LEGAL DESCRIPTION

TRACT 9 (Continued)
BLOCK 2106
2107

the lake; thence North 23 degrees, 48 minutes East, 46 feet to US-TVA Monument 73-22; thence North 9 degrees, 23 minutes East, 392 feet to the point of beginning, and containing 48.3 acres, more or less.

THERE IS SPECIFICALLY LESS AND EXCEPTED from the above described tract approximately 12.98 acres for the New Lamontville Road, conveyed to the County of McMinn, Tennessee, by Warranty Deed from Bowater Southern Paper Corporation, dated February 10, 1972, and recorded in Deed Book 6-Z, Page 469, in the McMinn County Register's Office.

FOR SOURCE OF TITLE, see Deed to Bowaters Southern Paper Corporation, a Delaware Corporation, from Ralph Smith and wife, Mildred Smith, dated December 28, 1951, and recorded in Deed Book 4-L, Page 413, in the McMinn County Register's Office.

18

EXHIBIT 'A'
LEGAL DESCRIPTION

TRACT 10
BLOCK 2107

TRACT ONE:

A tract of land lying in the new Second, old Sixth Civil District of McMinn County, State of Tennessee, on the South side of the North Mouse Creek Embayment of the Hiwassee River Arm of Chickamauga Lake, approximately one-fourth (1/4) mile southeast of the bridge across the North Mouse Creek Embayment of the lake, and more particularly described as follows:

BEGINNING at US-TVA Monument 1003-3 (Coordinates: N 341,447; E 2,362,156) at a common corner of the lands of Dovie Bell Rogers (Michaels), James Benton Rogers and the United States of America, and at the most southwesterly corner of the tract herein described; thence with the United States of America's line North one (1) degree, thirteen (13) minutes East seven hundred fifty (750) feet to a point in the center line of a County road; thence leaving the United States of America's line and with the center line of the road as it meanders in an easterly direction (straight line bearing and distance of South eighty-four (84) degrees, twenty-six (26) minutes East twelve hundred thirty six (1,236) feet) to a point in the boundary of the United States of America's land; thence leaving the road and with the United States of America's boundary line South fifty-seven (57) degrees, fifty-three (53) minutes West, six hundred seven (607) feet, passing US-TVA monument 73-12RM at eighteen (18) feet, to a point in the center line of a road; thence South fifty-two (52) degrees, fifty-nine (59) minutes West, four hundred seventy-eight (478) feet to US-TVA Monument 1003-2; thence South eighty-six (86) degrees, fifty-four (54) minutes West, three hundred fifty-one (351) feet to the Point of Beginning, EXCEPT THEREFROM one and 5/10 (1.5) acres, more or less, for that portion of the above described tract of land which lies below the six hundred eighty-five and 44/100 (685.44) foot contour elevation, and said one and 5/10 (1.5) acres lying at a distance of approximately two hundred (200) feet east, of the west boundary of the described land,

The tract of land as described above contains twelve and 1/10 (12.1) acres, more or less, and being further described in deed from United States of America (Tennessee Valley Authority) to James R. Guffey and wife, Betsy Guffey, dated March 3, 1949, recorded April 16, 1949, in Deed Record 41, Page 234, in the Register's Office, Athens, Tennessee.

TRACT TWO:

A tract of land lying in the new Second, old Sixth Civil District of McMinn County, State of Tennessee, on the South side of the North Mouse Creek Embayment of the Hiwassee River Arm of Chickamauga Lake, approximately one-eighth (1/8) mile south of the bridge across the North Mouse Creek Embayment of the Lake, and more particularly described as follows:

BEGINNING at a point (Coordinates: N 341,414; E 2,360,867) in the center line of a road, at a common corner of the lands of James Benton Rogers, Mrs. E.I. Leippencott and the United States of America and at the most southerly corner of the tract herein described, said point being witnessed by US-TVA Monument 1001-2 RM located North seventy-six

-Continued on next page-

19

EXHIBIT 'A'
LEGAL DESCRIPTION

TRACT 10
BLOCK 2107 (Continued)

(76) degrees West, a distance of fourteen (14) feet; thence from the point of beginning with the center line of the road as it meanders approximately along a bearing and distance of North thirty-seven (37) degrees twenty five (25) minutes East eleven hundred nineteen (1,119) feet to a point in the center of a road junction; thence with the center line of another road as it curves to the left approximately along a bearing and distance of South seventy-one (71) degrees forty-one (41) minutes East one hundred sixty-two (162) feet to a point at a corner in the boundary of the United States of America's land; thence leaving the road and with the United States of America's boundary line South nine (9) degrees, eleven (11) minutes West one hundred thirty-eight (138) feet to US-TVA Monument 1003-6; thence South eighty-eight (88) degrees, fifty-two (52) minutes West two hundred fifty-three (253) feet to US-TVA Monument 1001-1; thence South thirty-eight (38) degrees, forty-four (44) minutes West eight hundred ninety-four (894) feet to the point of beginning, and containing two and no/100 (2.0) acres, more or less, and being further described in the Deed from the United States of America (Tennessee Valley Authority) to James R. Guffey and wife, Betsy Guffey, dated March 3, 1949, recorded April 16, 1949, in Deed Record 41, Page 234, Register's Office at Athens, Tennessee.

TRACT THREE:
A tract of land lying in the new Second, old Sixth Civil District of McMinn County, State of Tennessee, on the shores of a small inlet on the north side of the Hiwassee River Arm of Chickamauga Lake, approximately five-eighths (5/8) mile south of the bridge across the North Mouse Creek Embayment of the Lake, and more particularly described as follows:

BEGINNING at US-TVA Monument 1005-1 (Coordinates: N. 339,235; E. 2,360,901) at a common corner of the land of Mrs. E.I. Leippencott, James T. Michaels and the United States of America; thence with the United States of America's boundary line North fifty-nine (59) degrees, thirteen (13) minutes East two hundred nineteen (219) feet to US-TVA monument 1005-2; thence South zero (0) degrees, fifty-four (54) minutes East, three hundred twenty (320) feet to US-TVA Monument 1005-3; thence South eighty-five (85) degrees, eleven (11) minutes West one hundred ninety-one (191) feet to US-TVA Monument 1005-4; thence South zero (0) degrees, sixteen (16) minutes West six hundred fifty (650) feet to US-TVA monument 1006-1; thence, leaving the United States of America's boundary line, South sixteen (16) degrees, zero (0) minutes West, three hundred thirty-nine (339) feet to US-TVA monument 73-19 in the six hundred eighty-five and 44/100 (685.44) feet contour on the east shore of and at the mouth of small inlet; thence with the said contour as it meanders around the inlet to US-TVA Monument 73-18 on the opposite shore (North fifty-five (55) degrees, twenty-two (22) minutes West, fifty-four (54) feet from US-TVA Monument 73-19); thence, leaving the contour, North forty-one (41) degrees, forty-six (46) minutes West, two hundred sixty (260) feet to US-TVA Monument 1007-9 at a corner in the boundary of the United States of America's land; thence with the United States of America's boundary line North eight (8) degrees, fifty-eight (58) minutes East, five-hundred (500) feet to US-TVA Monument 1007-10; thence North sixty-three (63) degrees, three (3) minutes East, five-hundred twenty-five (525) feet to the point of beginning, and containing seven and 2/10 (7.2)

20

EXHIBIT 'A'
LEGAL DESCRIPTION

TRACT 10
BLOCK 2107 (Continued)

acres, more or less, EXCEPT that part conveyed by James R. Guffey, and wife to Gilbert Lyle, by deed dated April 16, 1949 and registered in Deed Record 41, Page 275-276 of the Register's Office of Athens, Tennessee, and being further described in deed from United States of America, by Tennessee Valley Authority to James R. Guffey and wife, Betsy Guffey, dated March 3, 1949, recorded April 16, 1949, in Deed Record 41, Page 236, of the Register's Office of Athens, Tennessee.

TRACT FOUR:
A tract of land lying in the new Second Civil District of McMinn County, State of Tennessee, described as follows:

A tract of land described as being bounded on the North by the lands of Tennessee Valley Authority and a public road; on the East by the lands of Tennessee Valley Authority, now James R. Guffey, and Dovie Michaels; on the South by the lands of J.T. Michaels; on the West by the lands of Jess Lyle, formerly O.L. White and a proposed Tennessee Valley Authority road and being the balance of seventy-two and 4/10 (72.4) acres, more or less, remaining of the James Benton Rogers tract of land after the conveyance by him to United States of America of three and 8/10 (3.8) acres as Chickamauga Reservoir Tract No. One Thousand One (1001), by deed dated December 27, 1938, and recorded in Deed Record 3W, Page 20, in said Register's Office, and being further described in deed from James Benton Rogers and wife, Nannie, to J.T. Michaels and wife, Dovie, dated January 16, 1939, recorded January 17, 1939, in Deed Record 3W, Page 58, in the Register's Office at Athens, Tennessee.

TRACT FIVE:
In the Second Civil District of McMinn County, State of Tennessee.

BEGINNING at a corner of the George L. Hardwick, Jr., tract of land in the Tennessee Valley Authority severance line, which is the northeast corner of Tennessee Valley Authority Tract XCR-389 conveyed to James R. Guffey, and running thence with the original Tennessee Valley Authority severance line and a line of said Guffey Tract, North seventy-one (71) degrees, thirty (30) minutes West, eleven hundred (1,100) feet; South twenty (20) degrees West, four hundred fifty (450) feet; and continuing with the severance line south eighty-eight (88) degrees West fourteen hundred (1,400) feet; North seventy-four (74) degrees, West four hundred twenty-five (425) feet to a corner of Tennessee Valley Authority Tract XCR-388, conveyed to James R. Guffey; thence with the lines of said Guffey Tract and the original Tennessee Valley Authority severance line northwardly six hundred fifty feet (650) feet, eastwardly two hundred (200) feet, north one (1) degree West, three hundred twenty-five (325) feet; south sixty-three (63) degrees West, two hundred thirty (230) feet to a corner in the line of the E.L Leippincott tract of land, now owned by Gilbert Lyle; thence with Gilbert Lyle's east line northwardly two hundred twenty-five (225) feet to the southwest corner of J.T. Michaels tract of land; thence with the South line of said Michaels tract and the south line of the Dovie Bell Michaels tract and the South line of the W.H. Smith tract South eighty-nine (89) degrees West to a corner of the George L. Hardwick, Jr. tract; thence with the West line of said George L. Hardwick, Jr. tract of land, South one (1) degree West, eleven hundred twenty (1,120) feet, more or less, to the place of beginning, and being the remainder of seventy-four and 6/10 (74.6) acres, more or less, of the James T.

21

EXHIBIT 'A'
LEGAL DESCRIPTION

TRACT 10
BLOCK 2107 (Continued)

Michaels tract of land after said Michaels conveyed to United States of America, Tennessee Valley Authority Tract CR1005 of one and 3/10 (1.3) acres and Tennessee Valley Authority Tract CR 1006 of twenty and 9/10 (20.9) acres, as shown by deed dated January, 1939, and recorded in Deed Record 3W, Page 62, in the said Register's Office, and being further described in deed from Martha E. Michaels to James T. Michaels, dated March 12, 1898, recorded August 8, 1898, in Deed Record HH, Page 433, in the Register's Office at Athens, Tennessee

TRACT SIX:
In the Second Civil District of McMinn County, State of Tennessee,

Thirty-Seven and 9/10 (37.9) acres, more or less, of land being the balance remaining of a tract of land, acquired by Dovie Bell Michaels, November 8, 1901, by deed from A.F. Rogers and wife, recorded in Deed Record ZZ, Page 499, after a conveyance by Dovie Bell Rogers to United States of America, Tennessee Valley Authority Tract CR 1003 of forty-two and 4/10 (42.4) acres, as shown by deed dated January 9, 1939, and recorded in Deed Record 3W, Page 62, and particularly described as beginning at a stone at the extreme southwest corner of said Tract, common corner with James Benton Rogers tract now owned by J.T. Michaels and wife, and running thence with the line dividing said tracts north two (2) degrees East, nineteen hundred seventy (1,970) feet to a corner in the Tennessee Valley Authority severance line in the extreme southwest corner of Tract XCR 384 conveyed by Tennessee Valley Authority to James R. Guffey; thence with the line of said Guffey tract which is the original Tennessee Valley Authority severance line north eighty-seven (87) degrees East, three hundred fifty (350) feet; North fifty-five (55) degrees East, four hundred eighty-five (485) feet; thence with the center line of an old private roadway west lines to a tract of land conveyed to W.H. Smith by deed recorded in Deed Record, 3X, Page 156, southwardly six hundred (600) feet, more or less, and continuing southwardly along the west line of said Smith tract to a stone in the north line of a James T. Michaels tract of land; thence with the north line of a James T. Michaels tract westwardly to the point of beginning, and being further described in a deed from A.F. Rogers and wife to Dovie Bell Rogers, dated November 8, 1901, recorded January 5, 1914, in Deed Record Z, Page 499, of the Register's Office at Athens, Tennessee.

TRACT SEVEN:
A tract of land lying in the Second Civil District of McMinn County, State of Tennessee, on the north shore of the Hiwassee River Arm of Chickamauga Lake, approximately seven-eighths (7/8) mile southeast of the bridge across the North Mouse Creek Embayment of the Lake, and more particularly described as follows:

BEGINNING at US-TVA Monument 1149-1 (Coordinates N. 338,390/388,390; E. 2,363.912) at a common corner of the lands of James T. Michaels, George L. Hardwick, Jr. and the United States of America, and at the most easterly corner of the

22

EXHIBIT 'A'
LEGAL DESCRIPTION

TRACT 10
BLOCK 2107 (Continued)

tract herein described; thence South nine (9) degrees, twenty-three (23) minutes West three hundred ninety-two (392) feet to the US-TVA Monument 73-22; thence South twenty-three (23) degrees, forty-eight (48) minutes West forty-six (46) feet to US-TVA Monument 73-21 in the six hundred eighty-five and 44/100 (685.44) feet contour on the shore of the lake; thence with the said contour as it meanders in a general westerly direction to US-TVA Monument 73-20 on the west shore of and at the mouth of a small inlet; thence, leaving the contour, North sixty (60) degrees, forty-nine (49) minutes West two hundred fifteen (215) feet to US-TVA Monument 1006-3 at a corner in the boundary of the United States of America's land; thence with the United States of America's boundary line North nineteen (19) degree, fifty-five (55) minutes East four hundred seventy-five (475) feet to US-TVA Monument 1006-4; thence South seventy-one (71) degrees, thirty (30) minutes East eleven hundred (1,100) feet to the point of beginning, and containing ten and 2/10 (10.2) acres, more or less, and being further described in deed from United States of America (Tennessee Valley Authority) to James R. Guffey and wife, Betsy Guffey, dated March 3, 1949, recorded April 16, 1949, in Deed Record 4I, Page 334, in the Register's Office, at Athens, Tennessee.

THERE IS SPECIFICALLY LESS AND EXCEPTED FROM THE ABOVE DESCRIBED PROPERTY THAT PORTION CONVEYED TO THE STATE OF TENNESSEE BY DEED DATED MAY, 1971, AND RECORDED IN DEED BOOK 6-U, PAGE 642, IN THE MCMINN COUNTY REGISTER'S OFFICE.

FOR SOURCE OF TITLE, SEE DEED TO BOWATERS SOUTHERN PAPER CORPORATION, A DELAWARE CORPORATION, FROM JAMES R. GUFFEY AND WIFE, BETSY GUFFEY, DATED JANUARY 17, 1952, AND RECORDED IN DEED BOOK 4-L, PAGE 483, IN THE MCMINN COUNTY, REGISTER'S OFFICE.

23

EXHIBIT 'A'
LEGAL DESCRIPTION

TRACT 11
BLOCK 2107

TRACT ONE: In the Second Civil District of McMinn County, State of Tennessee, described as follows: BEGINNING at a iron stake fence in the center line of an old abandoned road north seventy-three and one-half (73 1/2) degrees West along said old road three hundred forty-two (342) feet from the right of way line of the west side of Lee Highway; thence North fifteen (15) degrees, thirty (30) minutes east four hundred (400) feet to an iron pipe thence north fifty-six (56) degrees, forty-five (45) minutes east one hundred twenty-seven (127) feet to a corner of garden; thence south seventy-one degrees, fifteen (15) minutes East, three hundred eighty-two (382) feet to an iron pin in the line of right of way on west side of Lee Highway; thence South thirty (30) degrees, thirty (30) minutes West, along said right of way line, to the center line of said old abandoned road; thence North seventy-three and one-half (73 1/2) degrees West, along said old road, three hundred forty-two (342) feet to the point of beginning, containing five and one-third (5 1/3) acres, more or less.

TRACT TWO: In the Second Civil District of McMinn County, State of Tennessee, described as follows: BEGINNING in the western right of way line of Lee Highway at the most southerly corner of the tract conveyed by Viola Friddell Bridges and husband, H.H. Bridges, to Glen E. Wattenberger and wife by deed dated January 31, 1947, and recorded in Deed Book 4F, Page 265, in the Register's Office of McMinn County, Tennessee; thence South thirty (30) degrees West, along the western right of way line of Lee Highway, to a corner on said line with the tract conveyed by Viola Friddell Bridges to J.A. Henry by deed dated August 26, 1950, recorded in Deed Book 4K, Page 33 in said Register's Office; thence following said Henry's line the next three (3) calls; north fifty-eight (58) degrees, thirty (30) minutes West, one hundred twenty (120) feet to a fence; north twenty-nine (29) degrees, thirty (30) minutes west, one hundred-twenty (120) feet to a fence; northeastwardly along said fence to the said Glenn E. Wattenberger tract; thence south fifty-eight (58) degrees, thirty (30) minutes east, along the southwestern line of said Wattenberger tract, to the point of beginning. Containing three (3) acres, more or less.

FOR SOURCE OF TITLE, see deed to Bowaters Southern Paper Corporation, a Delaware Corporation, from Viola Friddell Bridges, et al, dated January 10, 1952, and recorded in Deed Book 4-L, Page 449, in the McMinn County Register's Office.

24

EXHIBIT 'A'
LEGAL DESCRIPTION

TRACT 12
BLOCK 2107

In the Second Civil District of McMinn County, State of Tennessee, described as follows: BEGINNING at a point in the westerly right of way line of Lee Highway, said point being fifty (50) feet at right angles from center of said highway and being approximately one-half mile northeast of the Town of Calhoun, Tennessee; This point of beginning is also where the old Robinson line crosses cornering with Womac, exclusive of the highway right of way; thence north fifty-eight (58) degrees, thirty (30) minutes west, along the old Robinson line, five hundred fifty-six (556) feet to a stake in said line; thence with said old Robinson line north sixty (60) degrees, forty-five (45) minutes west two hundred eighteen and 4/10 (218.4) feet to a stake, corner with Henry; thence south thirty (30) degrees West, along Henry's line, four hundred forty-one and 4/10 (441.4) feet to a stake; thence South fifty-eight (58) degrees, thirty (30) minutes east, along Henry's line, seven hundred seventy-four and 4/10 (774.4) feet to a point in the western right of way line of Lee Highway fifty (50) feet at right angles from the center line of same; thence north thirty (30) degrees east, along right of way line, four hundred fifty (45) feet to the beginning, containing eight (8) acres, more or less.

FOR SOURCE OF TITLE, see deed to Bowaters Southern Paper Corporation, a Delaware Corporation, from Glenn E. Wattenberger and wife, Esther Wattenberger, dated January 10, 1952, and recorded in Deed Book 4-L, Page 448, in the McMinn County Register's Office.

25

EXHIBIT 'A'
LEGAL DESCRIPTION

TRACT 13
BLOCK 2103

PARCEL ONE: In the Second Civil District of McMinn County, State of Tennessee, being the upper part of the Old Col. Samuels farm, adjoining the lands now owned by Mrs. Bertha West, Bob Maddux and H.H. Bridges and perhaps others, more particularly described as: BEGINNING at a spike driven in a joint just north of the bridge across a certain branch in the center of the new Cleveland to Athens concrete road; thence running due east to a point in the center of the old Cleveland to Athens road; thence with the center of said old road toward the Town of Calhoun, an unknown number of feet to a cross cut in said concrete road near and just below S.N. Womac's present home; thence North sixty-two (62) degrees, forty-five (45) minutes West five hundred sixty-six (566) feet to a point in the new concrete road; thence crossing said road, North fifty-eight (58) degrees, thirty (30) minutes West, five hundred fifty-six (556) feet to a stake; thence North sixty (60) degrees, forty-five (45) minutes West thirteen hundred fifty (1,350) feet to an iron stake in the Maddox line; thence with the said Maddox line North twenty-eight (28) degrees, forty-five (45) minutes East, nine hundred fifty (950) feet to a set stone in the old section line, Bob Maddox corner; thence South eighty-five (85) degrees, fifteen (15) minutes East, two thousand eighty-nine (2,089) feet to the center of the new concrete road; thence with the center of the said concrete road to the beginning, containing seventy-five (75) acres, more or less.

EXCEPTING THEREFROM: A tract of ten (10) acres, more or less, conveyed by S.N. Womac, by deed dated March 27, 1935, recorded in Deed Record 3-S, Page 566, which is not counted in the seventy-five (75) acres estimate.

ALSO EXCEPTING THEREFROM, the right of way of the new Cleveland-Athens Highway and except the right of way of the old Cleveland to Athens Road.

PARCEL TWO: In the Second Civil District of McMinn County, Tennessee, a parcel of land bounded on the south by the Reverend George Erwin; on the west by the Reverend George Erwin, on the north by the Reverend George Erwin, and on the east by the Chattanooga-Knoxville Highway, containing one-half (1/2) acre, more or less.

PARCEL THREE: All that certain tract or parcel of land situated on the West side of the United States Highway 11, approximately one (1) mile North of the Hiawassee River

-Continued on next page-

26

EXHIBIT 'A'
LEGAL DESCRIPTION

TRACT 13 (Continued)
BLOCK 2107

Bridge in the Second Civil District of McMinn County, Tennessee, and more particularly described according to a survey made on December 31, 1956 by S.D. Strite, Jr., as follows:

BEGINNING at an iron pipe at the intersection of the West right of way line of United States Highway No. 11 and the South right of way line of the McMinn County Road running from said highway to Lamontville, Tennessee (Tenn. Hwy. Dept. Project No. S-4274 (1)); thence South 30 degrees West with the West right of way line of United States Highway No. 11, 648.2 feet to an iron pipe; thence North 58 degrees, 30 minutes West, 1000 feet to an iron pipe; thence North 30 degrees East, 579.4 feet to an iron pipe set in the South right of way line of the aforementioned McMinn County Road; thence in an Easterly direction around a 3 degree curve to the right and with the South right of way line of said county road, 870 feet to an iron pipe; thence South 61 degrees, 35 minutes East and continuing with said South right of way line, 147.7 feet to an iron pipe; thence continuing with said South right of way line around a 50 foot radius curve to the right 18.5 feet to the BEGINNING.

THERE IS EXCEPTED FROM THIS CONVEYANCE, the following described property:

ALL that certain tract or parcel of land situated on the west side of U.S. Highway No. 11 approximately one mile North of the Hiwassee River Bridge in the Second Civil District of McMinn County, Tennessee, and more particularly described according to the Plat of a Survey made by Morgan Watkins, Engineer, dated May 15, 1964, and recorded in the records of McMinn County, Tennessee, in Plat Book 3, Page 56, as follows:

BEGINNING on an iron pipe in the north right of way line of U.S. Highway No. 11, which pipe is 316.4 feet Southwest along said right of way from the intersection of Lamontville Road with U.S. Highway No. 11 and North 42 degrees, 15 minutes West, 11.65 feet from U.S.C.& G.S. witness marker No. J-244 (1961); thence running North 86 degrees, 45 minutes West 704.5 feet to an iron pipe; thence running at a right angle North 03 degrees, 15 minutes East 522.1 feet to the south boundary of the 50-foot right of way of Lamontville Road; thence with the south right of way line of said road 719.6 feet to the point of curvature of said road (a chord distance of 715.7 feet, bearing South 73 degrees, 04 minutes East); thence continuing with said right of way line South 61 degrees, 57 minutes East, 144.2 feet to a point; thence curving with a radius of 20 feet (interior angle 88 degrees, 25 minutes) to the northwest boundary of U.S. Highway No. 11; thence with the right of way line of said Highway South 29 degrees, 38 minutes West and crossing a concrete right of way marker at 222.3 feet, in all 295.8 feet to the point of beginning.

-Continued on next page-

27

EXHIBIT 'A'
LEGAL DESCRIPTION

TRACT 13 (Continued)
BLOCK 2107

PARCEL FOUR: All that certain tract or parcel fland situated, lying and being in the Second Civil District of McMinn County, Tennessee, containing 8.16 acres, more or less, and being more particularly described as follows:

BEGINNING at a fence corner in the Northwesterly line of U.S. Highway 11, which corner marks the Northeasterly line of property of Bowater North America Corporation; run thence along said fence line, North 86 degrees, 45 minutes West, 699.9 feet to a fence corner; run thence North 00 degrees, 41 minutes East, 518.5 feet to a fence corner, thence North 60 degrees, 07 minutes East, 68.6 feet to a fence corner; thence South 75 degrees, 21 minutes East, 122.9 feet to a fence corner; thence North 13 degrees, 58 minutes East, 24.9 feet a concrete right of way marker in the Southeasterly line of Lamontville Road; run thence along said side of Lamontville Road, the following courses and distances: South 74 degrees, 12 minutes East, 99.7 feet to a concrete marker; South 35 degrees, 23 minutes East, 75.2 feet to a concrete marker; South 75 degrees, 56 minutes East, 176.6 feet to a concrete marker; and South 59 degrees, 42 minutes East, 328.2 feet to a concrete marker; thence continue along said side of Lamontville Road and follow the curvature thereof in a general Southeasterly direction, 121.7 feet to a concrete marker in the Northwesterly line of U.S. Highway 11; run thence along said side of U.S. Highway 11, South 30 degrees, 14 minutes West, 136.3 feet to a concrete marker; and South 29 degrees, 46 minutes West, 73.4 feet to the point of beginning.

THERE IS SPECIFICALLY LESS AND EXCEPTED FROM THE ABOVE DESCRIBED TRACT THE FOLLOWING:

1.) That portion of property conveyed to the State of Tennessee, by deed dated February 10, 1972, and recorded in Deed Book 6-Z, Page 466;
2.) That portion of property conveyed to the County of McMinn, by deed dated February 10, 1972, and recorded in Deed Book 6-Z, Page 476;
3.) That portion of property conveyed to Wallace Gordon, by deed dated June 1, 1990, and recorded in Deed Book 11-M, Page 166, all in the McMinn County Register's Office.

FOR SOURCE OF TITLE, see the following deeds:

1.) BEING a portion of that property conveyed to Bowaters Southern Paper Corporation, by deed dated January 17, 1952, and recorded in Deed Book 4-L, Page 485, in the McMinn County, Registers Office;

-Continued on Next Page-

28

EXHIBIT 'A'
LEGAL DESCRIPTION

TRACT 13 (Continued)
BLOCK 2107

2.) BEING a portion of the property conveyed to Bowaters Southern Paper Corporation, by deed dated February 1, 1973, and recorded in Deed Book 8-O, Page 155, in the McMinn County Register's Office;

3.) BEING all of that property conveyed to Bowaters Southern Paper Corporation, by deed dated July 28, 1982, and recorded in Deed Book 9-A, Page 664, in the McMinn County, Register's Office.

29

EXHIBIT 'A'
LEGAL DESCRIPTION

TRACT 14
BLOCK 2107

TRACT ONE:
A tract or land lying in the new Second, old Sixth Civil District of McMinn County, State of Tennessee on the south and east shores of North Mouse Creek Embayment of the Hiwassee River Arm of the Chickamauga Lake, approximately one-eighth (1/8) mile West of the bridge across the North Mouse Creek Embayment of the lake, and more particularly described as follows:

BEGINNING at a point (Coordinates: N. 341,414; E. 2,360,867) in the center line of a road and at a common corner of the lands of James Benton Rogers, Mrs. E.J. Leippencott and the United States of America, said point being witnessed by US-TVA Monument 1001-2 RM located North Seventy-six (76) degrees West, at a distance of fourteen (14) feet; thence from the point of beginning with the United States of America's boundary line North seventy-two (72) degrees, two (02) minutes West, six hundred forty-nine (649) feet to US-TVA Monument 1007-5; thence South twenty-seven (27) degrees, thirty (30) minutes West, sixteen hundred ninety six (1,696) feet to US-TVA Monument 1007-6; thence leaving the United States of America's boundary line South twenty-seven (27) degrees, twenty (20) minutes West one hundred twenty-three (123) feet to an angle iron in the six hundred eighty-five and 44/100 (685.44) foot contour on the northeast shore of a small inlet of the said embayment; thence with the said contour as it meanders down the inlet in a northwesterly direction to the mouth of the inlet, then up the embayment in a general northerly direction, and finally up the embayment in a general easterly direction to US-TVA Monument 73-14; thence, leaving the contour, South two (2) degrees, fifty-nine (59) minutes East, nine hundred forty-three (943) feet to the point of beginning, and containing fifty-six (56) acres, more or less.

TRACT TWO:
In the Second Civil District of McMinn County, State of Tennessee, described as follows:

BEGINNING at a stake in the east line of the Fitzer Farm and in the line of C.B. Rogers, corner with United States of America (Tennessee Valley Authority) and running thence with Rogers line South one (1) degree East, nineteen hundred fifty (1,950) feet; thence South along Michaels line two hundred twenty-five (225) feet; thence south sixty-three (63) degrees West, five hundred twenty-five (525) feet to a stake; thence South nine (9) degrees West, five hundred (500) feet; thence South seventy-nine (79) degrees West, four hundred (400) feet; thence north five (5) degrees East, one thousand seventy-five (1,075) feet; thence north fifty-two (52) degrees West, seven hundred fifty (750) feet; thence north twenty-seven and one-half (27 ½) degrees East, seventeen hundred (1,700) feet; thence South seventy-two (72) degrees East, six hundred fifty (650) feet to the point of beginning, and being all of the balance of sixty-two and 2/10 (62.2) acres, more or less, conveyed by deed from Jess Lyle and wife to Gilbert Lyle, dated May 1, 1947, recorded May 21, 1947 in Deed Record 4F, Page 587, Register's Office at Athens, Tennessee.

30

EXHIBIT 'A'
LEGAL DESCRIPTION

TRACT 14
BLOCK 2107 (Continued)

TRACT THREE:
A tract of land lying in the Sixth Civil District of McMinn County, State of Tennessee, on the west shores of a small inlet on the north side of the Hiwassee River Arm of Chickamauga Lake, approximately five-eighths (5/8) mile south of the bridge across the North Mouse Creek Embayment of the Lake, and more particularly described as follows:

BEGINNING at US-TVA Monument 1005-1 (Coordinates: N. 339,235; E. 2,360,901) at a corner of the lands of Gilbert Lyle and J. T. Michaels (now James Guffey); thence South zero (0) degrees, sixteen (16) minutes West, one hundred sixty (160) feet, more or less, to a point in the vicinity of the head of the six hundred eighty-five and 44/100 (685.44) foot contour line at the north end of a small inlet; thence with the United States of America's boundary and the contour as it meanders along the west shore of the inlet in a general southerly direction to US-TVA Monument 73-18 at the mouth of the inlet; thence leaving the contour, north forty-one (41) degrees, forty-six (46) minutes west two hundred sixty (260) feet to US-TVA Monument 1007-9; thence, leaving the United States of America's boundary North nine (9) degrees, fifty-eight (58) minutes East, five hundred (500) feet to US-TVA Monument 1007-10; thence North sixty-three (63) degrees, three (03) minutes East, five hundred twenty-five (525) feet to the point of beginning, and containing two and 7/10 (2.7) acres, more or less. The positions of corner and directions of lines are referred to the Tennessee Coordinate System. The contour elevation is based on MSL Datum, as established by the United States Coast and Geodetic Survey Southeastern Supplementary Adjustment of 1936. The boundary markers designated "US-TVA Monument" are concrete monuments capped by bronze tablets imprinted with given numbers.

THERE IS SPECIFICALLY LESS AND EXCEPTED FROM THE ABOVE DESCRIBED TRACT, THAT PORTION CONVEYED TO THE STATE OF TENNESSEE BY WARRANTY DEED FROM BOWATERS SOUTHERN PAPER CORPORATION, DATED MAY 10, 1971, AND RECORDED IN DEED BOOK 6-U, PAGE 642, IN THE MCMINN COUNTY, REGISTER'S OFFICE.

FOR SOURCE OF TITLE, see deed to Bowaters Southern Paper Corporation, a Delaware Corporation, from Gilbert Lyle and wife, Stella Mae Lyle, dated January 17, 1952, and recorded in Deed Book 4-L, Page 481, in the McMinn County Register's Office.

31

EXHIBIT 'A'
LEGAL DESCRIPTION

TRACT 15
BLOCK 2107

A tract of land lying in the new Second, old Sixth Civil District, of McMinn County, State of Tennessee, on the south shore of North Mouse Creek Embayment of the Hiwassee River Arm of Chickamauga Lake, approximately five-eighths (5/8) mile south of the bridge across the North Mouse Creek Embayment of the lake, and more particularly described as follows:

BEGINNING at US-TVA Monument 1007-6 (Coordinates: N. 340,100; E. 2,359,467) at a corner in the boundary between the lands of Mrs. E.J. Leippencott and the United States of America; thence with the United States of America's boundary line south fifty-two (52) degrees, one (01) minutes East, seven hundred forty-seven (747) feet to US-TVA monument 1007-7; thence South five (5) degrees, one (01) minute West one thousand seventy-four (1,074) feet to US-TVA Monument 1007-8; thence South seventy-eight (78) degrees, fifty-five (55) minutes East, four hundred (400) feet to US-TVA Monument 1007-9; thence, leaving the United States of America's boundary line, South forty-one (41) degrees, forty-six (46) minutes East, two hundred sixty (260) feet to US-TVA Monument 73-18 in the six hundred eighty-five and 44/100 (685.44) foot contour on the shore of the Hiwassee River Arm of Chickamauga Lake at the mouth of an inlet; thence North seventy-three (73) degrees, one (01) minutes West, one thousand seventy-five (1,075) feet to US-TVA Monument 73-32; thence North seventy-four (74) degrees, twenty-seven (27) minutes West thirteen hundred seventy-one (1,371) feet to US-TVA Monument 73-31; thence North fifty-two (52) degrees, forty-nine (49) minutes West, twelve hundred nine (1,209) feet, passing US-TVA Monument 73-30 RM at eleven hundred ninety-six (1,196) feet, to a point in the six hundred eighty-five and 44/100 (685.44) contour on the shore of the lake at the mouth of a slough of the North Mouse Creek Embayment; thence with the six hundred eighty-five and 44/100 (685.44) foot contour as it meanders along the shores of the embayment in a general easterly direction to an angle iron; thence, leaving the contour, North twenty-seven (27) degrees, twenty (20) minutes East, one hundred twenty-three (123) feet to the point of beginning, and containing sixty-three (63) acres, more or less.

-Continued on next Page-

32

EXHIBIT 'A'
LEGAL DESCRIPTION

TRACT 15 (Continued)
BLOCK 2107

THERE IS SPECIFICALLY LESS AND EXCEPTED from the above described tract that portion of property conveyed to the State of Tennessee by Warranty Deed from Bowaters Southern Paper Corporation, dated May 10, 1971, and recorded in Deed Book 6-U, Page 642, in the McMinn County Register's Office

FOR SOURCE OF TITLE, see Deed to Bowaters Southern Paper Corporation, a Delaware Corporation, from R.W. McCamish and wife, Maggie McCamish, dated January 17, 1952, and recorded in Deed Book 4-L, Page 479, in the McMinn County Register's Office.

33

EXHIBIT 'A'
LEGAL DESCRIPTION

TRACT 16
BLOCK 2107

A tract of land located in the Third Civil District of Bradley County, Tennessee, and described as follows:

Lots numbered One (1), Two (2), Three (3), Four (4), and Five (5), as shown on "Survey Elmo Sharpe", according to Plat thereof duly recorded in the Register's Office for said County, in Plat Book 1. Said lots lie in one body and are more particularly described as beginning in the north or northeast line of the Charleston-Hooper Mill Road, at the southeast corner of the Nichols tract, and extending thence in a northwesterly direction with said line of said road, two hundred thirty-five (235) feet to an angle therein; thence with said line of said road in a generally northwesterly direction four hundred forty-two (442) feet to where said line of said road is intersected by the East line of a forty (40) foot street; thence in a northeasterly direction with said line of said street three hundred fifty (350) feet, more or less, to a corner; thence in a northwesterly direction from an angle in said street, and with its north line, three hundred twelve (312) feet, more or less, to the southeast corner of Lot No. Six (6), as shown on said Plat; thence in a Northeasterly direction (North twenty-six (26) degrees, fifteen (15) minutes East), one hundred fifty (150) feet to the northeast corner of said Lot No. Six (6); thence approximately north sixty-six (66) degrees West, one hundred (100) feet to the northwest corner of said Lot No. Six (6), and a corner of said Lot No. Five (5); thence with the West line of said Lot No. Five (5), North twenty-six (26) degrees, fifteen (15) minutes East, fifteen hundred ten (1,510) feet to the Tennessee Valley Authority Lands; thence with the south or southwest line of the said line of the Tennessee Valley Authority, as follows: South approximately fifty-one (51) degrees East, two hundred thirty (230) feet to a Tennessee Valley Authority marker; South approximately twenty-nine (29) degrees East ten hundred ten (1,010) feet, more or less, to TVA Marker No. 1147-1 on the northeast corner of Lot No. Three (3), thence extending south approximately twenty-nine (29) degrees, fifteen (15) minutes west, five hundred fifty-three (553) feet to a TVA marker; thence continuing southwardly along the Jesse Cleveland heirs western line four hundred seventy-two (472) feet, more or less, to corner fifty-seven (57) feet north, sixty-six (66) degrees west of an iron stake; thence north sixty-six degrees west, one hundred (100) feet to the northeast corner of Lot No. One (1); thence south twenty (20) degrees west, six hundred eight (680) feet, more or less, containing thirty-seven and 12/100 (37.12) acres.

FOR SOURCE OF TITLE, see deed to Bowaters Southern Paper Corporation, a Delaware Corporation, from Roy L. Baker and wife, Trula Baker, dated February 9, 1952, and recorded in Deed Book 88, Page 541, in the Bradley County, Register's Office.

For further reference, see Deed Book 248, Page 80, in the Bradley County Register's Office.

34

EXHIBIT 'A'
LEGAL DESCRIPTION

TRACT 17
BLOCK 2107

PARCEL ONE:
In the Third Civil District of Bradley County, State of Tennessee, and described as follows:

BEGINNING in the northern line of T.V.A. Tract CR 1180 at the T.V.A. marker CR 1180-1 and at the most southerly corner of land now or formerly of Robert C. Duggan and wife Chloe Duggan; thence north sixty-six (66) degrees West along the southwestern line of said grantors land, being marked by a fence, four hundred fifty-one and 7/10 (451.7) feet to a stake; thence North seventy-two (72) degrees, twenty-three (23) minutes East, eight hundred seventy-five and 2/10 (875.2) feet to a stake in the fence line dividing the property of said grantors and the property W.M. Moore, said stake being located four hundred five (405) feet northeastwardly along said fence line from its intersection with the northern line of said T.V.A. Tract CR 1180; thence South twenty-four (24) degrees, thirty-five (35) minutes West along said fence line four hundred five (405) feet to a point in the northern line of said T.V.A. Tract CR 1180; thence South seventy-two (72) degrees, twenty-three (23) minutes West, along the northern line of said T.V.A. tract, two hundred sixty-five and 5/10 (265.5) feet to the point of beginning.

PARCEL TWO:
A non-exclusive easement or right of way on, over and under which to construct or lay pipe or pipes for the transmission of water and other fluids or gaseous substances, conduit or wires on poles or towers for the transmission of electricity for power, light and communication, and a roadway, said easement and right of way being described as follows:
BEING an easement or right of way one hundred (100) feet wide over and across that certain ninety (90) acre, more or less, tract of land conveyed by W. S. Hambright and wife to Robert C. Duggan and wife by Deed dated April 28, 1947, and recorded in Deed Book 88, Page 202, in the Register's Office of Bradley County, Tennessee, the center line of which is described as follows:

BEGINNING in the southwestern line of the tract conveyed by Carrie B. Hambright to Joe Lattimore and wife by Deed dated April 14, 1944, and recorded in Deed Book 71, Page 41 of said Register's Office at a point located four hundred four and 8/10 (404.8) feet northwestwardly along said line from the most southerly corner of said Lattimore tract; thence South nine (9) degrees, forty-five (45) minutes west one thousand nine and 4/10 (1,009.4) feet to the northern line of a certain three and 92/100 (3.92) acre tract conveyed by grantors to grantee therein.

PARCEL THREE:
A non-exclusive right of way easement granted to Bowater Incorporated and/or Volunteer Electric Cooperative, dated October 22, 1993, and recorded in Deed Book 353, Page 930, in the Bradley County, Register's Office.

35

EXHIBIT 'A'
LEGAL DESCRIPTION

TRACT 17
BLOCK 2107 (Continued)

FOR SOURCE OF TITLE, SEE DEED TO BOWATERS SOUTHERN PAPER CORPORATION, A DELAWARE CORPORATION, FROM ROBERT C. DUGGAN AND WIFE, CHLOE DUGGAN, DATED APRIL 23, 1952, AND RECORDED IN DEED BOOK 89, PAGE 117, IN THE BRADLEY COUNTY, REGISTER'S OFFICE.

36

EXHIBIT 'A'
LEGAL DESCRIPTION

TRACT 18 (TVA)
BLOCK 2107

TRACT NO. XCR-437
A tract of land lying in the Third Civil District of Bradley County, State of Tennessee, on the north shore of the Hiwassee River Arm of Chickamauga Lake, approximately 1 mile southeast of the U.S. Highway No. 11 Bridge across the lake at Charleston, and more particularly described as follows:

BEGINNING at US-TVA Monument 1180-1 (Coordinates: N. 324,299; E. 2,373,261) in the boundary of the United States of America's land at a corner of the lands of W.S. Hambright et ux and John C. Bates; thence with the United States of America's boundary, North 72 degrees, 23 minutes East, 483 feet to US-TVA Monument 1180-2; thence leaving the United States of America's boundary, South 17 degrees, 32 minutes East, 84 feet to US-TVA Monument 81-18 in the 685.44 foot contour on the shore of the Hiwassee River Arm of the lake; thence with the 685.44 foot contour as it meanders in a westerly direction to a point; thence leaving the contour North 3 degrees, 28 minutes West, 26 feet to the point of beginning, and containing 0.8 acres, more or less.

The above described tract of land is a portion of the property acquired by the United States of America by virtue of a final decree rendered in the United States District Court for the Southern Division of the Eastern District, State of Tennessee, styled United States of America ex rel Tennessee Valley Authority vs. John C. Bates, et al, entered September 23, 1940, and recorded in Deed Book 65, Page 232, in the Register's Office of Bradley County, Tennessee.

TRACT NO. XCR-438:
A tract of land lying in the Sixth Civil District of McMinn County, State of Tennessee, on the northeast shores of the Hiwassee River Arm of Chickamauga Lake, immediately northwest of the U.S. Highway No. 11 bridge across the lake at Charleston, THE SAID LAND COMPRISING THREE PARCELS and being more particularly described as follows:

PARCEL NO. 1:
BEGINNING at US-TVA Monument 1152-6 (Coordinates N 333,724; E. 2,369,239) on the northeast side of the Calhoun-Big Spring Road and at a corner in the boundary of the United States of America's land; thence with the United States of America's boundary and along with the road South 50 degrees, 02 minutes East, 886 feet to a point in the road; thence South 51 degrees, 00 minutes East, 180 feet to a point in the southeast line of an oil pipe line right of way; thence leaving the United States of America's boundary and with the said southeast right of way line of the pipeline, a line 25 feet southeast of and parallel to the center line, South 38 degrees, 58 minutes West, 1,130 feet, more or less, to a point on the original right bank of the Hiwassee River; thence with the said original bank of the river as it meanders in a northwesterly direction to a point in the

37

EXHIBIT 'A'
Legal Description

TRACT 18 (TVA) (Continued)
BLOCK 2107

PARCEL NO. 1 (Continued)
center line of and at the mouth of the original North Mouse Creek; thence with the center line of the original creek bed as it meanders in an easterly direction approximately 60 feet to a point; thence, leaving the original creek bed, South 52 degrees, 49 minutes, East, 90 feet, more or less, to a point in the 685.44 feet contour on the shore of the Hiwassee River Arm of the lake and in the boundary of the United States of America's land; thence with the United States of America's boundary South 52 degrees, 49 minutes East, 1,209 feet, passing US-TVA Monument 73-30 RM (Coordinates N 339,713; E. 2,357,227) at 12 feet, to US-TVA Monument 73-31; thence South 74 degrees, 27 minutes East, 1,371 feet to US-TVA Monument 73-32; thence South 73 degrees, 01 minutes East, 1,075 feet to US-TVA Monument 73-18 in the 685.44 foot contour on the shore of the lake at the mouth of an inlet; thence with the 685.44 foot contour as it meanders around the inlet to US-TVA Monument 73-19 from which the previously mentioned US-TVA Monument 73-18 bears North 55 degrees, 22 minutes West, at a distance of 54 feet; thence leaving the contour, North 76 degrees, 00 minutes East, 339 feet to US-TVA Monument 1006-1; thence South 74 degrees, 02 minutes East, 425 feet to US-TVA Monument 1006-2; thence North 88 degrees, 02 minutes East, 1,398 feet to US-TVA Monument 1006-3; thence South 60 degrees, 49 minutes East, 215 feet to US-TVA Monument 73-20 in the 685.44 foot contour on the shore of the lake at the mouth of a small inlet; thence with the 685.44 foot contour as it meanders in a general easterly direction to US-TVA Monument 73-21; thence leaving the contour, South 51 degrees, 04 minutes East, 816 feet to a metal marker in the 685.44 foot contour on the shore of the lake; thence with the 685.44 foot contour as it meanders in an easterly direction and subsequently in a southerly direction to a metal marker from which the last mentioned metal marker bears North 50 degrees, 56 minutes West, at a distance of 70 feet; thence leaving the contour, South 50 degrees, 56 minutes East, 1,101 feet to US-TVA Monument 77-3 in the 685.44 foot contour on the shore of an inlet of the lake; thence with the 685.44 foot contour as it meanders in a northeasterly direction and subsequently in a general southerly direction to US-TVA Monument 77-4 from which the previously mentioned US-TVA Monument 77-3 bears North 22 degrees, 59 minutes West, at a distance of 307 feet; thence leaving the contour, South 45 degrees, 51 minutes East, 1,626 feet to US-TVA Monument 77-5 in the 685.44 foot contour on the shore of the lake at the mouth of an inlet; thence with the 685.44 foot contour as it meanders around the inlet to US-TVA Monument 77-6 from which the previously mentioned US-TVA Monument 77-5 bears North 45 degrees, 31 minutes West, at a distance of 325 feet; thence leaving the contour, North 33 degrees, 41 minutes East, 519 feet to US-TVA Monument 1150-1; thence South 28 degrees, 53 minutes East, 375 feet to US-TVA Monument 1151-1; thence South 41 degrees, 08 minutes East, 692 feet to US-TVA Monument 1152-1 in the center line of an old road; thence South 42 degrees, 27 minutes East, 59 feet to a point in the center line of the Calhoun-Big Spring

38

EXHIBIT 'A'
Legal Description

TRACT 18 (TVA) (Continued)
BLOCK 2107

PARCEL NO. 1 (Continued)
Road; thence with the center line of the Calhoun-Big Spring Road as it meanders approximately along a bearing and distance of South 45 degrees, 24 minutes East, 711 feet to a point; thence, leaving the center line of the road, North 19 degrees, 00 minutes East, 29 feet to US-TVA Monument 1152-6; thence along with the road South 52 degrees, 58 minutes East, 750 feet to US-TVA Monument 1152-5; thence due East 250 feet to the point of beginning, and in addition, 0.1 acre, more or less, being that land lying below the 685.44 foot contour which is located immediately northeast of that portion of the boundary of Parcel 1 described as being the center line of the Calhoun-Big Spring Road. The land described above as Parcel No. 1, contains a net total of 227 acres, more or less.

PARCEL NO. 2:
BEGINNING at a point in the center line of U.S. Highway No. 11 and in the boundary of the United States of America's land from which US-TVA Monument 77-32 RM (Coordinates: N 330,218; E. 2,371,275) in the said boundary line and in the west right of way line of the highway bears North 23 degrees, 00 minutes West, at a distance of 69 feet; thence with the center line of the highway South 23 degrees, 37 minutes West, 391 feet, passing US-TVA Monument 77-33 RM-2 at 92 feet, to US-TVA Monument 77-33RM-1; thence South 23 degrees, 37 minutes West, approximately 150 feet to a point on the original right bank of the Hiwassee River; thence with the original bank of the river as it meanders in a northwesterly direction to a point in the southeast line of an oil pipe line right of way, a corner to the above described Parcel No. 1; thence with the line of the said Parcel No. 1 and with the said right of way line, a line 25 feet southeast of and parallel to the center line of the oil pipe line, North 38 degrees, 58 minutes East, approximately 1,130 feet to a point in the boundary of the United States of America's land; thence with the United States of America's boundary line, leaving the right of way line and the line of Parcel No. 1, South 51 degrees, 00 minutes East, 219 feet to a point in the center line of a road; thence with the center line of the road South 47 degrees, 29 minutes East, 16 feet to a point; thence leaving the center line of the road, South 48 degrees, 35 minutes East, 464 feet to US-TVA Monument 1154-1; thence South 47 degrees, 49 minutes East, 244 feet to US-TVA Monument 1154-2; thence South 31 degrees, 58 minutes West, 599 feet to US-TVA Monument 1154-3; thence South 5 degrees, 53 minutes East, 448 feet to US-TVA Monument 1154-4; thence South 44 degrees, 56 minutes East, 607 feet to US-TVA Monument 1154-5; thence South 23 degrees, 00 minutes East, 960 feet passing US-TVA Monument 77-32 RM at 891 feet, to the point of beginning, and containing 55 acres, more or less.

39

EXHIBIT 'A'
Legal Description

TRACT 18 (TVA) (Continued)
BLOCK 2187

PARCEL NO. 3:
BEGINNING at US-TVA Monument 73-39 (Coordinates: N 340,399: E 2,559,183) in the 685.44 foot contour on the shore of the North Mouse Creek Embayment of Chickamauga Lake and in the boundary of the United States of America's land; thence with the United States of America's boundary line and with the 685.44 foot contour as it meanders along the northeast shore of an inlet in a southeasterly direction to the head of the contour at the southeast end of the inlet and thence along the southwest shore of the inlet in a northwesterly direction to US-TVA Monument 73-40; thence leaving the United States of America's boundary line and the contour, South 80 degrees, 12 minutes East, 253 feet to the point of beginning, and containing 2.4 acres, more or less.

The above described Parcels No. 1, No. 2 and No. 3, contain an aggregate net total of 284.4 acres, more or less.

The foregoing described tract of land was acquired by the United States of America by virtue of the following deeds and decree of record in the Office of the Register, McMinn County, Tennessee: Deed from James T. Michaels, et ux, dated January 9, 1939, recorded in Deed Book 3W, Page 62; Deed from Mrs. E.I. Leippencott,, dated January 3, 1938, recorded in Deed Book 3V, Page 47; Deed from Valeria E. Pierce Farmer, et vir, dated March 15, 1938, recorded in Deed Book 3V, Page 160; Deed from George W Maddux, et ux, dated November 22, 1939, recorded in Deed Book 3W, Page 491; Deed from Boyd Wilkins, Clerk and Master, dated May 4, 1939, recorded in Deed Book 3W, Page 233; Deed from W.F. Mahoney, dated December 14, 1939, recorded in Deed Book 3W, Page 574; Decree rendered in the United States District Court, for the Southern Division of the Eastern District, State of Tenessee, styled United States of America ex. rel, Tennessee Valley Authority vs. George L. Hardwick, Jr., et al, entered July 15, 1941, recorded in Deed Book 3Y, Page 244. The positions of corners and directions of lines for Tracts XCR-437 and XCR-438 are referred to the Tennessee Coordinate System. The contour elevation is based on MSL Datum as established by the USC&GS Southeastern Supplementary Adjustment of 1936 The boundary markers designated "US-TVA Monument" are concrete monuments capped by bronze tablets imprinted with the given numbers.

40

EXHIBIT 'A'
Legal Description

TRACT 18 (TVA) (Continued)
BLOCK 2107

TRACT NO. XCR-439P:
A permanent easement and right of way for a pipe line, including the right to enter and re-enter from time to time upon said parcel and excavate trenches and lay thereon one or more lines of pipe and operate, maintain, and replace the same, together with the right to construct, maintain, and use roads and electric service lines thereon in connection with the general purpose of conveying water, on, over, across and under the two parcels of land described as follows:

PARCEL NO.1:
A strip of land located in the Third Civil District of Bradley County, State of Tennessee, on the south side of the Hiwassee River Arm of Chickamauga Lake, at the south end of the old U.S. Highway No. 11 bridge across the lake, said strip lying on each side of the center line of a proposed pipe line location, the center of the location and the boundaries of the strip being more particularly described as follows: BEGINNING at a point in the center line of the location and in the west boundary line of the land of the United States of America, said point being North 27 degrees, 47 minutes East, 10 feet from US-TVA Monument 1239-4 at the intersection of the west and south boundary lines of the United States of America's land, the strip being bounded on the west end by the west boundary line and on the south side by the south boundary line (hereinafter described) of the United States of America's land, and on the north side by a line 50 feet north of and parallel to the center line; thence with the center line of the location along the following bearings and distances: South 67 degrees, 16 minutes East, 198 feet; South 77 degrees, 22 minutes East, 360 feet; South 67 degrees, 06 minutes East, 143 feet; South 83 degrees, 38 minutes East, 279 feet; South 66 degrees, 11 minutes East, 241 feet; South 4 degrees, 33 minutes East, 52 feet to a point in the south boundary line of the United States of America's land, said point being South 64 degrees, 07 minutes East, 85 feet from US-TVA Monument 1182-7. The South boundary line of the United States of America's land between the west and east ends of the strip extends from US-TVA Monument 1239-4 along the following bearings and distances: South 67 degrees, 14 minutes East, 186 feet to US-TVA Monument 1238-3; South 69 degrees, 16 minutes East, 113 feet to US-TVA Monument 1239-2; South 13 degrees, 40 minutes West, 4 feet to US-TVA Monument 1239-1; South 72 degrees 27 minutes East, 65 feet to US-TVA Monument 1240-7; South 14 degrees, 00 minutes West, 5 feet to US-TVA Monument 1240-6; South 72 degrees, 27 minutes East, 51 feet to US-TVA Monument 1240-5; North 10 degrees, 00 minutes East 5 feet to US-TVA Monument 1240-4; South 78 degrees, 36 minutes East, 102 feet to US-TVA Monument 1240-3; South 70 degrees, 20 minutes East 88 feet to US-TVA Monument 1240-2; South 21 degrees, 58 minutes West, 12 feet to US-TVA Monument 1240-1; South 75 degrees, 58 minutes East, 548 feet to US-TVA Monument 1182-7; South 64 degrees, 07 minutes East, 143 feet, more or less, to an intersection with the east boundary of the strip; EXCEPTING THEREFROM, such land as may lie south of a line

41

EXHIBIT 'A'
Legal Description

TRACT 18 (TVA) (Continued)
BLOCK 2107

50 feet south of and parallel to the center line. The strip of land as described above contains 2.5 acres net, more or less.

PARCEL NO. 2:
A strip of land located in the Sixth Civil District of McMinn County, Tennessee, on the north side of the Hiwassee River Arm of Chickamauga Lake between U.S. Highway No. 11 and the main line track of the Southern Railway at Calhoun, said strip being 100 feet wide, lying 50 feet on each side of the center line of a proposed pipe line location described as follows:

BEGINNING at a point in the center line of the location and in the east boundary line of the land of the United States of America, which is the west right of way line of the Southern Railway, said point being North 22 degrees, 42 minutes East, 30 feet from US-TVA Monument 1154-19 RM on the said boundary line; thence North 52 degrees, 42 minutes West, 1,306 feet to a point where the center line crosses the center line of U.S. Highway No. 11, said point being North 23 degrees, 37 minutes East, 22 feet from US-TVA Monument 77-33 RM-1, the strip terminating in the highway center line. The above described strip of land is continuous right of way 100 feet wide between the above named boundary lines and contains 2.4 acres, more or less.

The above described Parcels of land is a portion of the property acquired by the United States of America, by virtue of the deed from W.M. Moore, et ux, dated October 18, 1939, recorded in Deed Book 64, Page 85; the deed from J. Nat Moore, et ux, dated November 14, 1939, recorded in Deed Book 64, Page 107; and the deed from Edgar A. Edwards, et al, dated November 9, 1939, recorded in Deed Book 64, Page 105, all in the Office of the Register, Bradley County, Tennessee, also the Deed from W.F. Mahoney, dated December 14, 1939, recorded in Deed Book 3W, Page 574, in the Office of the Register, McMinn County, Tennessee.

TRACT NO. XCR-440RR:
A permanent easement and right of way for a railroad, including the right to enter and re-enter from time to time upon said tract of land and do any and all work necessary to construct, operate and maintain a railway, including the right to clear said right of way and keep the same clear of all brush, timber and other obstructions, the right to grade said right of way and make the necessary cuts and fills therefor, and the right to lay cross ties and rails necessary for one or more railway tracks on, over and across, a strip of land located in the Sixth Civil District of McMinn County, Tennessee, on the North side of the Hiwassee River Arm of Chickamauga Lake, on the west side of the Main line track of the Southern Railway at Calhoun, said strip lying on each side of a surveyed base line, the base line and the boundaries of the strip, being more particularly described as follows:

42

EXHIBIT 'A'
Legal Description

TRACT 18 (TVA) (Continued)
BLOCK 2107

TRACT NO. XCR-440RR (Continued)
BEGINNING at a point where the base line crosses the northeast line of the land of the United States of America, which is the southwest line of the present right of way of the Southern Railway, at survey station 3/19 on the surveyed base line, said point being North 59 degrees, 50 minutes West, 10 feet from US-TVA Monument 1172-3 at the intersection of the northeast and east lines of the United States of America's land, the strip being bounded on the northeast by the said northeast line of the United States of America's land, on the east by the east line of the United States of America's land, which is the west line of the present right of way of the Southern Railway, and on the northwest side by a line 75 feet northwest of and parallel to the surveyed base line; thence with the base line on a 5 degree and 30 minute curve to the right in a southwesterly direction, 265 feet, more or less, to a point where the strip becomes 150 feet wide, lying 75 feet on each side of the base line; thence continuing with the curve in a southwesterly direction, 515 feet, more or less, to the P.C.C. of a 5 degree and 12 minute curve to the right at survey station 11/00; thence with the 5 degree and 12 minute curve in a westerly direction, 290 feet, more or less, to a point radially opposite and approximately 20 feet south of US-TVA Monument 1154-7A at the intersection of the west and north boundary lines of the United States of America's land where the strip becomes bounded on the north side by the said north boundary line; thence continuing with the curve in a westerly direction, 200 feet, more or less, to a point radially opposite and approximately 25 feet south of US-TVA Monument 1154-6A at the intersection of the north and northeast boundary lines of the United States of America's land, the strip at the said boundary line becoming 150 feet wide, lying 75 feet on each side of the base line; thence continuing with the curve in a westerly direction 490 feet, more or less, to a point where the base line crosses the center line of U.S. Highway No. 11, the strip terminating at the highway center line. The strip of land as described above contains 5.8 acres, more or less. Tract No. XCR-440RR, as described includes 0.56 acre of Tract No. XCR-439P.

The above described tract of land is a portion of the property acquired by the United States of America, by virtue of the deed from W.F. Mahoney, dated December 14, 1939, recorded in Deed Book 3W, Page 574, in the Office of the Register, McMinn County, Tennessee. The directions of lines for Tracts XCR-439P and XCR-440RR are referred to the Tennessee Coordinate System. The boundary marker designated "US-TVA Monument" are concrete monuments capped by bronze tablets imprinted with the given numbers.

TOGETHER WITH THE EASEMENTS GRANTED BY THE UNITED STATES OF AMERICA, BY DEED DATED JANUARY 1, 1983, AND RECORDED IN DEED BOOK 9-M, PAGE 144, IN THE MCMINN COUNTY, REGISTER'S OFFICE.

43

EXHIBIT 'A'
Legal Description

TRACT 18 (TVA) (Continued)
BLOCK 2107

THERE IS SPECIFICALLY LESS AND EXCEPTED from the above described tract the following.

1.) That portion of the property conveyed to the State of Tennessee by deed from Bowater Incorporated, dated November 5, 1992, and recorded in Deed Book 12-G, Page 627, in the McMinn County, Register's Office;
2.) That percentage interest conveyed to Catawba Newsprint Company, by Deed from Bowater Incorporated, dated December 21, 1990, and recorded in Deed Book 11-R, Page 85, in the McMinn County, Register's Office;
3.) That portion of the property conveyed to Catawba Newsprint Company, by Deed from Bowater Incorporated, dated December 21, 1990, and recorded in Deed Book 11-R, Page 92, in the McMinn County, Register's Office, but there is specifically reserved easements, as set for in deed;

FOR SOURCE OF TITLE, SEE DEED TO BOWATERS SOUTHERN PAPER CORPORATION, FROM THE UNITED STATES OF AMERICA, DATED JULY 7, 1952, AND RECORDED IN DEED BOOK 4-M, PAGE 374, IN THE MCMINN COUNTY REGISTER'S OFFICE.

44

EXHIBIT 'A'
Legal Description

TRACT 18 (EASEMENT)
BLOCK 2107

Situated in Bradley County, Tennessee, and described as follows:

BEING AN EASEMENT OR RIGHT OF WAY, one hundred (100) feet wide over and across that certain twenty-two and one-fourth (22 ¼) acres, more or less, tract of land conveyed by deed recorded in Deed Book 71, Page 41, of the Register's Office of Bradley County, Tennessee, the center line of said easement which is described as follows:

BEGINNING in the northeastern line of the tract conveyed by W.S. Hambright and wife to Robert C. Duggan and wife, by deed dated April 28, 1947, and recorded in Deed Book 88, Page 202 in said Register's Office at a point 404.8 feet northwestwardly along said line from the most easterly corner of said Duggan tract; thence North 9 degrees, 45 minutes East 598.2 feet to a point in the northeasterly line of said Lattimore tract 575 feet northwestwardly along said line from the most easterly corner of said Lattimore tract, said point being in the line dividing said Lattimore tract and a tract conveyed to B.F. Parris and W.S. Parris, by Deed dated October 8, 1938, and recorded in Deed Book 62, Pages 190-191, of said Register's Office.

FOR SOURCE OF TITLE, SEE DEED TO BOWATERS SOUTHERN PAPER CORPORATION, A DELAWARE CORPORATION, FROM JOE LATTIMORE AND WIFE, VICTORIA BRADFORD LATTIMORE, DATED APRIL 23, 1952, AND RECORDED IN DEED BOOK 89, PAGE 115, IN THE BRADLEY COUNTY, REGISTER'S OFFICE.

45

EXHIBIT 'A'
Legal Description

TRACT 19 (EASEMENT)
BLOCK 3107

Situated in Bradley County, Tennessee, and described as follows:

BEING AN EASEMENT OR RIGHT OF WAY, 100 feet wide over and across that certain 24 acre tract of land conveyed by quitclaim deed recorded in Deed Book 86, Pages 165-166, in the Register's Office of Bradley County, Tennessee, the center line of which is described as follows:

BEGINNING in the northeastern line of the tract conveyed by Carrie B. Hambright to Joe Lattimore and wife by deed dated April 14, 1944, and recorded in Deed Book 71, Page 41 in said Register's Office, at a point five hundred seventy-five (575) feet Northwesterly along said line from the most easterly corner of said Lattimore tract; thence North 9 degrees, 45 minutes East, 568.5 feet to a point in the northeasterly line of said Parris tract, 720 feet Northwestwardly along said line from the most easterly corner of said Parris tract, said point being in the line dividing said Parris tract and a tract conveyed to W.M. Moore and wife by deed dated June 23, 1944, and recorded in Deed Book 72, Pages 12-13, in said Register's Office.

FOR SOURCE OF TITLE SEE DEED TO BOWATERS SOUTHERN PAPER CORPORATION, A DELAWARE CORPORATION, FROM W.S. PARRIS, DATED APRIL 23, 1952, AND RECORDED IN DEED BOOK 89 PAGE 116, IN THE BRADLEY COUNTY, REGISTER'S OFFICE

46

EXHIBIT 'A'
Legal Description

TRACT 20 (EASEMENT)
BLOCK 2107

Situated in Bradley County, Tennessee, and described as follows:

BEING AN EASEMENT OR RIGHT OF WAY 100 feet wide over, under and across the W.M. Moore and wife, Mayme Moore, tract, the center line of which is described as follows:

BEGINNING in the northeastern line of the tract of land conveyed to B.F. Parris and W.S. Parris, by deed recorded in Book 62, Page 190-191 in the Register's Office of Bradley County, Tennessee, at a point located 720 feet Northwestwardly along said line from the most easterly corner of said Parris tract; thence North 9 degrees, 45 minutes East, 111 feet to what is known as Survey Station 28, plus 00; thence North 31 degrees, 23 minutes West 713.3 feet to what is known as Survey Station 35 plus 13.3; thence North 48 degrees, 7 minutes West 286.7 feet to what is known as Survey Station 38 plus 00; thence North 10 degrees, 1 minute West, 272.15 feet to a point in the Southern line of TVA Tract CR 1182, the easement to extend for its entire width to said southern line of said TVA Tract.

FOR SOURCE OF TITLE SEE DEED TO BOWATERS SOUTHERN PAPER CORPORATION, A DELAWARE CORPORATION, FROM W.M. MOORE AND WIFE, MAYME MOORE, DATED NOVEMBER 14, 1952, AND RECORDED IN DEED BOOK 90, PAGE 154 IN THE BRADLEY COUNTY, REGISTER'S OFFICE. FOR FURTHER REFERENCE, SEE DEED DATED MAY 9, 1952, AND RECORDED IN DEED BOOK 89, PAGE 171, IN THE BRADLEY COUNTY, REGISTER'S OFFICE.

47

EXHIBIT 'A'
Legal Description

TRACT 21
BLOCK 2106
2107

Situated in the old Sixteenth, now Sixth (new 2nd) Civil District of McMinn County, State of Tennessee, to wit:

BEGINNING at a stake in the west line of F.E. Russell tract, formerly W.N. Russell's tract, at a point distant South 1 degree East, 1,125 feet from Russell's northwest corner to said beginning point, a corner to the lands of the United States; thence continuing with F.E. Russell line South 1 degree East 2,090 feet to a stone marking Russell's southwest corner and in the line of George L. Harkwick property; thence North 86 degrees West, 2,270 feet to an iron pin; thence South 1 degree West, 1,075 feet to a point in the northeast corner of the James T. Michaels tract; thence with Michaels north line South 89 degrees West, 1,100 feet to a stone at the southwest corner of the Dovery Bell Rogers tract, formerly A.F. Rogers; thence with the Rogers line North 6 degrees East, 1,670 feet to a stake in the Rogers line and in a farm road; thence continuing northwest with the meanders of the said farm road, 600 feet, more or less, to a monument marking the severance line and the property of the United States; thence with the south line of the property of the United States the following courses and distances: North 57 degrees East, 1,450 feet to a concrete monument; thence South 15 degrees East, 700 feet to a concrete monument; thence South 85 degrees East, 400 feet to a concrete monument; thence North 58 degrees East, 1,300 feet to the place of beginning, containing 149.1 acres, more or less, inclusive of the Calhoun-Big Springs Road, and subject to any outstanding rights of third parties in the two cemeteries designated as the Weir cemeteries. Also, the following property: BEGINNING at a stone marking F.E. Russell's South 1 degree West, 1,075 feet to a point in the woods and marking James T. Michaels Northwest corner; thence North 89 degrees East, 550 feet to a point; thence North 15 degrees West, 915 feet to a point; thence due East, 1,980 feet to the place of beginning, containing 13.13 acres, more or less.

THERE IS SPECIFICALLY LESS AND EXCEPTED from the above described tract the following:

1.) That portion of property conveyed to the State of Tennessee by deed from Bowaters Southern Paper Corporation, dated May 10, 1971, and recorded in Deed Book 6-U, Page 643, in the McMinn County Register's Office;
2.) That portion of property conveyed to Franco, Inc., by deed from Bowater Incorporated, dated May 31, 1991, and recorded in Deed Book 11-U, Page 128, in the McMinn County Register's Office. (See Deed of Correction recorded in Deed Book 15-J, Page 714 in the McMinn County Register's Office);

FOR SOURCE OF TITLE, see deed to Bowaters Southern Paper Corporation, a Delaware Corporation, from Helen House Milligan, Administratrix of the Estate of Dana L. Milligan, et al. dated November 15, 1951, and recorded in Deed Book 4-M, Page 29, in the McMinn County Register's Office.

48

EXHIBIT 'A'
Legal Description

TRACT 523
BLOCK 2104
2107

In the Second (2nd) Civil District of McMinn County, Tennessee: Beginning at a set stone at the Northeastern corner of a tract conveyed by Asa Albritton to Bowaters Southern Paper Corporation, and in the Western Line of the James A. Rogers Tract; thence Westwardly along the Northern line of said Bowaters Southern Paper Corporation tracts nineteen hundred fifteen (1,915) feet to a stake at an old road which is the Eastern line of another tract conveyed by Asa Albritton to said Bowaters Southern Paper Corporation; thence Northwardly along said road-way the following five calls and distances: North fifty-seven (57) degrees West, fifty-five (55) feet: North twenty-nine and one-half (29 1/2) degrees West, one hundred fifty-eight (158) feet; North seven (7) degrees West, one hundred (100) feet; North six and one-half (6 1/2) degrees East, one hundred (100) feet; North twenty-six (26) degrees East, forty-seven (47) feet to a stake at the Southeastern corner of the F.E. Russell tract; thence Northwardly following the property line between the F.E. Russell tract and the land of B.R. McDaniel the following five (5) calls and distances: North twenty (20) degrees East, four hundred ninety-five (495) feet; North thirteen (13) degrees East, four hundred and ninety-five (495) feet; North three and one-half (3 1/2) degrees West, two hundred forty-seven (247) feet; North four (4) degrees East, ninety-nine (99) feet; North twenty-four (24) degrees West, seven hundred twenty (720) feet to a pile of stones at said old road-way; thence still following the line of Russell North eighty (80) degrees East, three hundred thirty-four (334) feet to a pile of stones; thence North four (4) degrees East along a blazed line eight hundred thirty-five (835) feet to a pile of stones placed August 11, 1952; thence North eighty-six (86) degrees East along the line of Russell and along the line of C.E. Whittaker seventeen hundred ten (1,710) feet to a stake eight (8) feet East of a fence corner and in the line of Townsend; thence Southwardly along the line of Townsend and J.A. Henry twelve hundred fifty-nine (1,259) feet to a pile of stones in the original section line at the Southwestern corner of the J.A. Henry tract; thence South sixty-five (65) degrees East along the Southern line of said Henry tract, which is marked by a fence six hundred seven (607) feet to a pile of stones in said fence with dogwood, white oak and red oak pointers; thence due South in a direct line which generally follows the approximate top of a ridge seventeen hundred thirty-eight (1,738) feet to a pile of stones placed in August of 1952 with white oak and red oak pointers in the Northern line of James A. Rogers tract, said stones being located sixty (60) feet, more or less, East of the center line of the East Tennessee Natural Gas Pipe Line Easement; thence North sixty-seven and one-half (67 1/2) degrees West, five hundred ninety-three (593) feet to the Northwestern corner of said Rogers tract; thence South two hundred sixty-three (263) feet to the point of beginning.

THERE IS SPECIFICALLY LESS AND EXCEPTED from the above described tract that portion of property conveyed to the County of McMinn, Tennessee, by deed from Bowaters Southern Paper Corporation, dated February 10, 1972, and recorded in Deed Book 6-Z, Page 472, in the McMinn County Register's Office.

FOR SOURCE OF TITLE, see deed to Bowaters Southern Paper Corporation, from B.R. McDaniel and wife, Irene McDaniel, dated October 10, 1952, and recorded in Deed Book 4-M, Page 475, in the McMinn County Register's Office.

49

EXHIBIT 'A'
Legal Description

TRACT 1605
BLOCK 2029

All that certain tract or parcel of land situated in the Third Civil District of Bradley County, Tennessee, and lying Northwest of the Town of Charleston, Tennessee, and being bounded generally on the North by Tennessee Valley Authority, on the East by Tom Arrants and perhaps others, on the South by Bowaters Southern Paper Corporation Tract No. 1028 and perhaps others, and on the West by Bowaters Southern Paper Corporation Tract No. 16; and BEGINNING at the northwest corner of the tract on the Tennessee Valley Authority marker 1148-8 in the line of Bowaters Tract No. 16; and thence running South 29 degrees East 133.6 feet to Tennessee Valley Authority marker 1148-7; thence with an existing fence line the following courses and distances: South 57 degrees East, 111.1 feet; South 65 degrees East, 104.2 feet; South 67 degrees, 15 minutes East, 302.4 feet; South 69 degrees East, 103.5 feet to a 20-inch walnut tree at the corner of the fence line; thence along an existing fence line the following courses and distances: South 21 degrees, 30 minutes West, 71.9 feet; thence South 23 degrees, 30 minutes West, 129.8 feet; thence South 25 degrees West, 214.4 feet to an iron post on the edge of Water Street, common corner with Bowaters Tract No. 1028; thence with the Bowater line North 64 degrees, 15 minutes West, 255..7 feet; thence North 69 degrees, 30 minutes West 173 feet; thence North 64 degrees West, 153.7 feet to an iron post, the northwestern corner of Bowaters Tract No. 1028; thence North 64 degrees West, 151.9 feet to an iron post in the line of Bowaters Tract No. 16; thence along the Bowater line the following courses and distances: North 29 degrees 45 minutes East, 93.8 feet; North 23 degrees, 30 minutes East, 96.4 feet; and North 25 degrees East, 179.5 feet, thence North 28 degrees East, 101.1 feet to the Beginning, containing 10 acres, more or less.

FOR SOURCE OF TITLE, see deed to Hiwassee Land Company, from Jessie Lou Cleveland Parker, et al, dated March 10, 1964, and recorded in Deed Book 123, Page 47, in the Bradley County, Register's Office.

50

EXHIBIT 'A'
Legal Description

TRACT 6933
BLOCK 2304

PARCEL 1:

All that certain tract or parcel of land situated in the Second (2nd) Civil District of McMinn County, Tennessee and more particularly described as follows:

BEGINNING at a 6 inch hickory at the Northwest corner of the land now or formerly owned by Jim Henry and in the East line of Bowaters Southern Paper Corporation's Property; thence in a Northeasterly direction with the East line of said Bowaters and the East line of Argenbright, 600 feet to a 20 inch post oak; thence in an Easterly direction with Argenbright's line and a fence 1,130 feet to a 6 inch maple; thence with a severance line of Bruce Townsend in a Southeasterly direction 220 feet to a pine on an interior road; thence in a Southerly direction with a fence 420 feet, more or less, to a rock in Jim Henry's North line; thence West with said Henry's North Line, 1,150 feet, more or less, to the Beginning, containing 17 acres, more or less.

PARCEL 2:

The perpetual non-exclusive right, privilege and easement to use a right of way 14 feet in width along an existing access road running from the east side of the above described land in an easterly direction across the land retained by Bruce Townsend to the public road.

FOR SOURCE OF TITLE, SEE DEED TO NORTHHUMBERLAND CORPORATION FROM BRUCE TOWNSEND, DATED MAY 16, 1957, AND RECORDED IN DEED BOOK 4-T, PAGE 30 IN THE MCMINN COUNTY, REGISTER'S OFFICE.

51

EXHIBIT 'A'
Legal Description

TRACT 1028
BLOCK 2029

In the Third Civil District of Bradley County, State of Tennessee, and described as follows:

BEGINNING at the northeast corner of this tract at the intersection of the north right of way of Water Street and center line of the existing location of Pine Street; thence South twenty-two and one half (22 1/2) degrees West eight hundred sixty-four (864) feet with said center line of Pine Street to its intersection with the center line of Lower River Road; thence with the center line of Lower River Road North fifty one and one-half (51 1/2) degrees West, four hundred eighty-seven (487) feet to a point in the center of the road where a fence line would intersect if said fence line were extended Southwardly; thence North thirty (30) degrees East, passing an iron pin at fifteen (15) feet, and then with the fence line, a total distance of two hundred forty-six and seven-tenths (246.7) feet to its corner and an iron pin; thence North sixty-one (61) degrees West one hundred seventy-two and two tenths (172.2) feet with the fence to its intersection with another fence; thence North twenty-two and one half (22-1/2) degrees East four hundred seventy and three-tenths (470.3) feet with the fence to its intersection with an old hedgerow at an iron pin fifty-seven (57) feet Southeast of a corner of the property conveyed by Roy L. Baker and wife, Trula Baker, to Bowaters Southern Paper Corporation, by deed dated February 9, 1952, and recorded in Book 88, Pages 541 and 542, in the Reigister's Office of Bradley County, Tennessee; thence South sixty-five (65) degrees East, six hundred eight (608) feet to the Point of Beginning, containing ten (10) acres, more or less.

The above described property is the same property conveyed by Charles S. Heron to Elsie LeGarde Arrants by deed dated May 21, 1947, and recorded in Deed Book 80, Page 63, in the Register's Office of Bradley County, Tennessee, in which deed the above described property is described as follows:

"First Tract: Seven (7) acres, more or less, adjoining the Town of Charleston, known as the Fort Hill property, bounded as follows: On the North by the lands of Jessee Cleveland, East by Pine Street of the Town of Charleston, South by the property of Joe Moss and Julia Nichols, and West by lands formerly owned by Mrs. L.A. Newton.

Being the same real estate conveyed by deed duly recorded in the Register's Office for said County, in Deed Book 64, Pages 253-254.

Second Tract: Beginning at the northeast corner of the tract conveyed, known as the Joe

-Continued on next Page-

52

EXHIBIT 'A'
Legal Description

TRACT 1028 (Continued)
BLOCK 2029

Moss lot, and extending in a western direction to the northwest corner of the old Oscar Moss lot; thence in a southerly direction with the west line of the Oscar Moss lot and on with the west line of the Nellie Moss lot to the Pike Road; thence in an easterly direction wit the North line of said Pike to the west line of the Town of Charleston; thence in a Northerly direction with said west line of said Town to the beginning."

FOR SOURCE OF TITLE, see deed to Hiwassee Land Company, by deed from the Title Guaranty and Trust Company of Chattanooga, dated March 1, 1956, and recorded in Deed Book 97, Page 595, in the Bradley County, Register's Office.

53

EXHIBIT 'A'
Legal Description

TRACT 7883
BLOCK 2255

SITUATED in the Second Civil District of McMinn County, Tennessee, and described as follows:

BEGINNING at Bowater's orange steel post marked #174, which post marks the southwest corner of Bowater's Tract No. 6933 as described in a deed dated May 16, 1957, and recorded that day in Deed Book 4T, Page 30-1, Register's Office for McMinn County, Tennessee, and the northwest corner of the property described herein; thence in an easterly direction with the south line of Bowater's Tract 6933 to Bowater's orange steel post marked #173, which marks the southeast corner of Bowater's Tract 6933; thence continuing in an easterly direction with the common boundary of Townsend and the property described herein 700 feet, more or less, to an iron pipe marking the common corner of Townsend, Ed Scott and Henry; thence South 08 degrees, 09 minutes East, 263.4 feet with Scott's line to an iron pipe corner; thence South 46 degrees, 25 minutes East, 333.6 feet with Scott's line to an iron pipe corner; thence North 59 degrees, 45 minutes East 275.5 feet with the line of Ed Scott to an iron pipe corner in the west right of way line for McMinn County road #22; thence Southeast with the county road right of way, 900 feet, more or less, to an iron pin corner set in the south right of way line of said county road #22, said corner being common with Horace F. Thomas; thence with the line of Thomas the following calls and distances: South 15 degrees, 06 minutes West, 647.5 feet to an iron pin corner; South 66 degrees, 30 minutes East, 363.3 feet to an iron pin corner, and North 25 degrees, 30 minutes West, 440 feet to an iron pin corner set in the south right of way line of said county road #22; thence in a southeasterly direction with the southwest right of way line for said county road #22, 880 feet, more or less, to the intersection of said county road right of way with the right of way of U.S. Highway #11; thence South with the west right of way line of U.S. Highway #11, 950 feet, more or less, to a common corner with Paul Dixon; thence in a northwesterly direction with the line of Paul Dixon, 890 feet, more or less, to a corner common to Dixon and Gregg.; thence continuing in a northwest direction with the line of Gregg, 1,194 feet, more or less to Bowater's orange steel post marked #176, marking a common corner between Gregg and Bowater's Tract 523 described in Deed dated October 10, 1952, and of record in Deed Book 4M, Page 475-6, Register's Office for McMinn County, Tennessee; thence in a northwest direction with the line of Bowater's Tract 523, 607 feet, more or less, to Bowater's orange steel post marked #175, which marks the common corner with Bowater's Tract 523; thence North with Bowater's line, 950 feet, more or less, to the Point of Beginning, containing 101 acres, more or less.

FOR SOURCE OF TITLE, see the following deeds:

1.) Special Warranty Deed, from Read Services, Inc., conveying its 88% undivided interest to Bowater Incorporated, dated September 18, 1989, and recorded in Deed Book 11-H, Page 545, and;
2.) Special Warranty Deed from Haskel Ayers and Roger C. Johnson, conveying its undivided 12% interest to Bowater Incorporated, dated March 19, 1990, and recorded in Deed Book 11-L, Page 111, both in the McMinn County Register's Office.

54

EXHIBIT 'A'
Legal Description

TRACT 8069
BLOCK 2104

The following described tract of land located in the Second Civil District of McMinn County, Tennessee, to wit:

Begin at the intersection of the centerline of Plantation Pipeline's easement and the northeast right of way line of Lamontville Road (SR-163); thence with said northeast right of way of Lamontville Road, North 67 degrees, 38 minutes West 460.09 feet to an iron pin; thence leaving said right of way North 1 degree, 36 minutes 30 seconds East, 315.08 feet to an existing iron pin; thence North 1 degree, 14 minutes West, 261.37 feet to an existing iron pin; thence with a common line of Bowater Incorporated South 68 degrees, 38 minutes East, 587.48 feet to an existing iron pin marking a common corner between Bowater Incorporated and now or formerly Shamblin; thence South 66 degrees, 24 minutes East, 255.47 feet to an iron pin in the centerline of Plantation Pipeline's easement, said pin being North 39 degrees, 32 minutes, 88 seconds East, 563.86 feet from the point of beginning; thence South 66 degrees, 24 minutes, 00 seconds East, 1,024.39 feet , more or less, to an iron pin; thence South 12 degrees, 08 minutes, 41 seconds West, 392.74 feet; thence South 39 degrees, 23 minutes, 13 seconds West, 20.97 feet; thence South 08 degrees, 15 minutes, 49 seconds West, 99.50 feet; thence South 08 degrees, 15 minutes, 51 seconds West, 72.18 feet to an iron pin; thence South 08 degrees, 15 minutes, 51 seconds West, 4.90 feet to a point in Bowater Incorporated's existing boundary line; thence North 82 degrees, 45 minutes, 30 seconds West, 73.94 feet to a point in the northeast right of way line for Lamontville Road; thence with said northeast right of way line for Lamontville Road the following calls and distances: North 44 degrees, 46 minutes, 15 seconds West, 72.37 feet; North 59 degrees, 06 minutes, 33 seconds West, 90.35 feet; North 62 degrees, 16 minutes, 56 seconds West, 88.23 feet; North 64 degrees 05 minutes, 59 seconds West, 86.94 feet; North 65 degrees, 15 minutes, 54 seconds West, 88.29 feet; North 65 degrees, 43 minutes, 14 seconds West, 91.86 feet; North 66 degrees, 16 minutes, 47 seconds West, 643.41 feet to a concrete highway right of way marker, and North 64 degrees, 54 minutes, 22 seconds West, 70.95 feet, to the point of beginning, and containing in all 22.69 acres, more or less.

Said property is more fully shown and described by a Plat of Survey for a 14.65 acre, more or less, tract made for Calhoun Transportation, by William D. McKenzie, Registered Land Surveyor No. 720, dated May 23, 1985, and recorded in the Register's Office for McMinn County, Tennessee in Plat Book B, Page 35B, and by a Plat of Survey, of an 8.04 acre, more or less, tract made for Wm. H. Burson, by William D. McKenzie, Registered Land Surveyor No. 720, dated October 11, 1978, and recorded in the Register's Office for McMinn County, Tennessee, in Plat Cabinet B, Page 36.

FOR SOURCE OF TITLE, see deed to Bowaters Southern Paper Corporation, a Delaware Corporation, from Wallace Gordon and wife, Betty J. Gordon, dated May 17, 1990, and recorded in Deed Book 11-M, Page 163, in the McMinn County Register's Office.

55

EXHIBIT 'A'
Legal Description

TRACT 9094
BLOCK 2058

All those tract or parcels of land situated, lying and being in the Second Civil District of McMinn County, Tennessee, containing a total of 251.59 acres, more or less, and being more fully shown and described on a Plat of Survey titled Bowater North America made by McKenzie Surveying Company, William D. McKenzie, RLS, Tennessee No. 720, dated October 20, 1995, and recorded in Plat Cabinet B, in Slide 121, which Plat is incorporated into this description by reference thereto and to which plat reference is hereby made for a metes and bounds description of said land.

THERE IS SPECIFICALLY LESS AND EXCEPTED from the above described tract the following:

1.) That portion of property conveyed to the State of Tennessee, in 1972, by deed recorded in Deed Book 6-Z, Page 800;
2.) That portion of property conveyed to the State of Tennessee, in 1972, by deed recorded in Deed Book 6-Z, Page 803; and;
3.) That portion of property conveyed to the State of Tennessee from Lynn Russell Copeland and Earl Copeland, Jr., recorded in Deed Book 6-S, Page 105, all in the McMinn County, Register's Office.

FOR SOURCE OF TITLE, see the following deeds:

1.) Quit Claim Deed to Bowater Incorporated, a Delaware Corporation, from David Eugene Carmichael and wife, Clara M. Carmichael, dated November 14, 1995, and recorded in Deed Book 13-K, Page 240, in the McMinn County, Register's Office;
2.) Warranty Deed to Bowater Incorporated, a Delaware Corporation, from David Eugene Carmichael and wife, Clara M. Carmichael, dated October 13, 1995, and recorded in Deed Book 13-J, Page 197, in the McMinn County, Register's Office.

56

EXHIBIT 'A'
Legal Description

TRACT 9140
BLOCK 2048

All that tract or parcel of land situated, lying and being in the Fifth Civil District of McMinn County, Tennessee, containing 12.35 acres, more or less, and being more fully shown and described on a Plat of Survey for Hiwassee land Company made by Troy Richard Slack, Registered Land Surveyor No. 680, dated January 17, 1997, and recorded in the Register's Office for McMinn County, Tennessee, in Plat Cabinet B, Slide 153, which plat is incorporated into this description by reference thereto and to which plat reference is described by metes and bounds description of said land.

FOR SOURCE OF TITLE, see deed to Bowater Incorporated, a Delaware Corporation, from Freddie S. Womac and wife, Sheila Womac, dated February 21, 1997, and recorded in Deed Book 13-X, Page 625, as re-recorded in Deed Book 13-Y, Page 87, in the McMinn County, Register's Office.

57

EXHIBIT 'A'
Legal Description

PURIFICATION PONDS EASEMENT:

A tract of land lying in the Sixth Civil District of McMinn County, State of Tennessee, on both banks of the original channel of North Mouse Creek at the mouth of said creek channel in the Hiwassee River Arm of Chickamauga Lake, the said tract being more particularly described as follows:

BEGINNING at US-TVA Monument 73-39 (Coordinates: N. 340,339; E. 2,359,183) in the 685.44 foot (MSL) contour on the east shore of the North Mouse Creek Embayment at the mouth of an inlet and in the boundary of the United States of America's land at a corner of the lands previously conveyed in fee by the Tennessee Valley Authority in the name of the United States of America under the designations of Tracts XCR-386 and XCR-438; thence with the United States of America's boundary, North 80 degrees, 12 minutes West, 263 feet, crossing the mouth of the inlet, to US-TVA Monument 73-40 in the 685.44 foot contour on the south shore of the said embayment; thence with the 685.44 foot contour as it meanders down the embayment in a general westerly direction to a point on the west face of a proposed dike; thence leaving the United States of America's boundary and continuing with the 685.44 foot contour along the west face of the proposed dike, North 22 degrees, 30 minutes West, 370 feet to a point; thence North 6 degrees, 30 minutes West, 770 feet to a point; thence North 11 degrees, 30 minutes East, 1,190 feet to a point; thence continuing with the said contour along the north face of the proposed dike, North 81 degrees, 30 minutes East, 2,170 feet to a point on the east shore of the North Mouse Creek Embayment and in the boundary of the United States of America's land; thence with the United States of America's boundary and with the 685.44 foot contour as it meanders down the embayment in a southerly direction to the point of beginning, and containing 117 acres, more or less.

The position of corner and directions of lines are referred to the Tennessee Coordinate System. The contour elevation is based on MSL Datum as established by the USC&GS Southeastern Supplementary Adjustment of 1936. The boundary markers designated "US-TVA Monument" are concrete monuments capped by bronze tablets imprinted with the given numbers.

FOR SOURCE OF TITLE, see Grant and Assignment of Easement to Bowater Southern Paper Corporation, a Delaware Corporation, from the Industrial Development Board of the County of McMinn, dated November 28, 1978, and recorded in Deed Book 8-L, Page 161, in the McMinn County, Register's Office.

58

EXHIBIT B

Excluded Tracts

EXHIBIT "B"

EXCLUDED TRACT NO. 1

Property located in Bradley County, State of Tennessee, to wit:

All that tract or parcel of land situated, lying, and being in the First Civil District of Bradley County, Tennessee, containing a total of 0.71 acres, more or less, and being more fully shown and described on a plat of survey titled "Survey of a Portion of The Property of Bowaters Corporation", made by Doyle A. McCracken, Registered Land Surveyor No. 745, dated May, 2004, recorded in Book 1439, Page 875, ROBCT, a non-reduced photocopy of said plat being attached to this Warranty Deed as Exhibit A which is hereby made a part of and incorporated into this Warranty Deed for a full, complete and accurate metes and bounds description of said 0.71 acres, more or less. Said easement is further shown and described on a plat of survey by Norman B. DeLoach, Tennessee RLS #555, dated August 30, 2005, recorded in Plat Book PB19, Page 94 ROBCT.

EXHIBIT "B"

EXCLUDED TRACT NO. 2

Property located in McMinn County, State of Tennessee, to wit:

Sdw-5100: All that tract or parcel of land lying and being in the 2nd Civil District of McMinn County, Tennessee, conveyed by Boyd Wilkins, Clerk and Master of Court to East Highlands Company by deed dated September 3, 1954, recorded in Deed Book 4-P, page 112, which Tract 5100 was subsequently conveyed by East Highland Company to Hiwassee Land Company by deed dated March 1, 1955, recorded in Deed Book 4-Q, Page 69, both in the Office of the Register of Deeds for McMinn County, Tennessee, and being more fully described as follows:

September 3, 1954 Deed Tract 1. Being a part of a tract of land conveyed by Mary Luttrell, April 26, 1906, by deed of record in Deed Book PP, page 453, Register's Office of said County, containing 72 acres, more or less. Said tract originally contained 114 acres, and is described in said conveyance as being bounded east by Mary I. Workman; west and south by Staten, Walker and Varnell; and north by Herman Walker.

SUBJECT to a non-exclusive 20 foot wide easement for utilities along the western edge of County Road 28 conveyed to Joshua Goode and Melvin Holmes recorded in Deed Book 18-I, Page 716, and is more fully described as follows: Beginning at a point along County Road 28, said point being the Southeast corner of tract 1 of the property conveyed by Boyd Wilkins, Clerk and Master of Court to East Highlands Company by deed dated September 3, 1954, recorded in Deed Book 4-P, page 112 in the Office of the Register of Deeds of McMinn County, Tennessee; thence in a northerly direction along and parallel to the West Right of Way boundary of County Road 28 a distance of 1120 feet, more or less, to a corner. Said corner being the Northeast corner of above referenced deed and the same being the Southwest corner of the property conveyed by Gordon H. Fugate, et ux. to Northumberland Corporation by deed dated November 29, 1955, recorded in Deed Book 4-R, page 38 in the Office of the Register of Deeds for McMinn County, Tennessee; thence continuing along and parallel to the West Right of Way boundary of County Road 28 a distance of 225 feet, more or less, to the terminus of the easement.

All references in the above description to corners and lands of third parties are hereby made "now or formerly."

Sdw-7866: All that tract or parcel of land lying and being in the Second Civil District of McMinn County, Tennessee, conveyed by Haskel Ayers and Roger C. Johnson to Bowater Incorporated by deed dated March 19, 1990, recorded in Deed Book 11-L, page 108 in the Office of the Register of Deeds for McMinn County, Tennessee, and being more fully described as follows:

All that tract or parcel of land containing 9.16 acres, more or less, and being more fully shown and described on a plat of survey of Property of Thomas Pannell made by Richmond Surveying Company, Registered Land Surveyor, dated May 18, 1989, and recorded in the Register's Office of McMinn County, Tennessee, in Plat Cabinet B, page 21, which plat is incorporated into this description by reference thereto and to which plat reference is made for a metes and bounds description of said land.

Sdw-6798: All that tract or parcel of land lying and being in the Second Civil District of McMinn County, Tennessee, conveyed by Ben Hague and wife, Annie Mae Hague to Northumberland Corporation by deed dated October 6, 1956, recorded in Deed Book 4-S, page 148 and recorded again on December 9, 1994, in Book 13-A, page 180, both in the Office of the Register of Deeds for McMinn County, Tennessee, and being more fully described as follows:

Beginning at the Northeast corner of the tract herein conveyed, being also a corner to Sam Fugate and the land heretofore conveyed to Bowaters Southern Paper Corporation by Anderson Belk; thence Northwestwardly with Bowaters' line twenty-one hundred, fifty (2150) feet, more or less, to the East line of Taylor's Farm; thence South with Taylor's line eighteen hundred. seventy

EXHIBIT "B"

EXCLUDED TRACT NO. 2

(1870) feet, more or less, to a marked corner; thence West with Taylor's line four hundred (400) feet, more or less, to a marked corner; thence Southwardly with Taylor's line five hundred, forty (540) feet, more or less, to a marked corner; thence East with Taylor's line seven hundred, eighty (780) feet, more or less, to a stake; thence North two hundred, eighty (280) feet to a stake; thence Southeastwardly with Taylor's line nine hundred, sixty (960) feet, more or less, to a marked corner; thence Northeastwardly twelve hundred, eighty (1280) feet, more or less, to Sam Fugate's line; thence Northwestwardly with Fugate's line seven hundred, forty (740) feet, more or less, to Fugate's most Westerly corner; thence Northeastwardly with Fugate's line seven hundred, twenty (720) feet, more or less, to the Beginning, containing ninety-two (92) acres, more or less.

SEE ALSO Quit Claim Deed from McMinn County, Tennessee, to Bowater Incorporated dated March 24, 1995, recorded in W Book 13-F, Page 183, in the Office of the Register of Deeds for McMinn County, Tennessee, which resolved erroneous tax assessment problem.

Sdw-6315: Being 1.6 acres, more or less, of land lying and being in the Second Civil District of McMinn County, Tennessee, being the southwest portion of the property conveyed by Gordon H. Fugate and wife, Margaret Fugate to Northumberland Corporation by deed dated November 29, 1955, recorded in Deed Book 4-R, page 38, in the Office of the Register of Deeds for McMinn County, Tennessee, and as shown on the attached Exhibit "A." Said 1.6 acres, more or less, lies West of County Road 28 and was specifically less and excepted from the conveyance by Bowater Incorporated of part of Bowater Tract No. SDW-6315 to Joshua Goode and Melvin J. Holmes, Jr. by Warranty Deed dated September 9, 2008, and recorded in Deed Book 18-I, Page 716, in the Office of the Register of Deeds for McMinn County, Tennessee.

EXHIBIT "B"

EXCLUDED TRACT NO. 3

All that tract or parcel of land situated, lying, and being in the First Civil District of McMinn County, Tennessee, containing 2.07 acres, more or less, and being more fully shown and described on a plat of survey made for Bowater Employees Credit Union dated 10/24/14, by Jimmy L. Richmond, Registered Land Surveyor No. 917, and recorded in the Register's Office for McMinn County, Tennessee, in Plat Cabinet I, page 988, which plat is incorporated into this description by reference thereto and to which plat reference is made for a metes and bounds description of said land.

Being the same property conveyed to Bowater Employees Credit Union, a Tennessee not for profit corporation by Warranty Deed of record in Warranty Deed Book 20F, Page 786, in the Register's Office of McMinn County, Tennessee.

Schedule 8.14

Subsidiaries

Subsidiary	Jurisdiction	Owner(s)	% Ownership
U.S. Subsidiaries
AbiBow Recycling LLC	Delaware	Resolute Forest Products Inc.	100%
Abitibi Consolidated Sales LLC	Delaware	Resolute Forest Products Inc.	100%
Accurate Paper Fleet, LLC	Delaware	Accurate Paper Holdings, LLC	100%
Accurate Paper Holdings, LLC	Delaware	Atlas Tissue Holdings, Inc.	100%
Atlas Paper Management, LLC	Delaware	Atlas Paper Mills, LLC	100%
Atlas Paper Mills, LLC	Delaware	Atlas Tissue Holdings, Inc.	100%
Atlas Southeast Papers, Inc.	Delaware	Atlas Tissue Holdings, Inc.	100%
Atlas Tissue Holdings, Inc.	Delaware	Resolute FP Florida Inc.	100%
Augusta Newsprint Holding LLC	Delaware	Abitibi Consolidated Sales LLC	100%
Bowater Newsprint South LLC	Delaware	Resolute Forest Products Inc.	100%
Bowater Nuway Mid-States Inc.	Delaware	Resolute FP US Inc.	100%
Bowater South American Holdings Incorporated	Delaware	Resolute FP US Inc.	100%
Calhoun Newsprint Company	Delaware	Resolute FP US Inc.	100%

Subsidiary	Jurisdiction	Owner(s)	% Ownership
Calhoun Note Holdings AT, LLC	Delaware	Calhoun Newsprint Company	100%
Calhoun Note Holdings TI, LLC	Delaware	Calhoun Newsprint Company	100%
Donohue Corp.	Delaware	Resolute Forest Products Inc.	100%
FD Powerco LLC	West Virginia	Fibrek Recycling U.S. Inc.	100%
Fibrek Recycling U.S. Inc.	Delaware	Fibrek U.S. Inc.	100%
Fibrek U.S. Inc.	Delaware	Resolute Forest Products Inc.	100%
GLPC Residual Management, LLC	Delaware	Fibrek Recycling U.S. Inc.	100%
Lake Superior Forest Products Inc.	Delaware	Resolute FP US Inc.	100%
Resolute FP Augusta LLC	Delaware	Abitibi Consolidated Sales LLC	52.5%
		Augusta Newsprint Holding LLC	47.5%
Resolute FP Florida Inc.	Delaware	Resolute Growth US LLC	100%
Resolute FP US Inc.	Delaware	Resolute Forest Products Inc.	73% (100 shares)
		Bowater Newsprint South LLC	27% (37 shares)
Resolute Growth US LLC	Delaware	Resolute Forest Products Inc.	100%
RFP Atlas Sales LLC	Delaware	Resolute Growth US LLC	100%
Canadian Subsidiaries
3284649 Nova Scotia Company	Nova Scotia	Resolute FP Canada Inc.	100%
9192-8515 Québec Inc.	Québec	Resolute FP Canada Inc.	93.18%

Subsidiary	Jurisdiction	Owner(s)	% Ownership
9340939 Canada Inc.	Canada	Resolute Growth Canada Inc.	100%
9340963 Canada Inc.	Canada	Resolute Growth Canada Inc.	100%
AbitibiBowater Canada Inc.	Canada	Bowater Canadian Limited	100%
Bowater Canada Finance Corporation	Nova Scotia	Resolute FP US Inc.	100%
Bowater Canadian Holdings Incorporated	Nova Scotia	Resolute FP US Inc.	100%
Bowater Canadian Limited	Canada	Resolute FP US Inc.	100%
Bowater LaHave Corporation	Nova Scotia	Resolute FP Canada Inc.	100%
Donohue Malbaie Inc.	Québec	Resolute FP Canada Inc.	51%
Fibrek Canada L.P.	Quebec	Resolute Growth Canada Inc.	50%
		9340963 Canada Inc.	50%
Fibrek General Partnership	Québec	Fibrek Canada ULC	90,472,699 Units
		SFK Pulp Finco Inc.	1 Unit
Fibrek Canada ULC	Canada	Fibrek Canada L.P.	100%
Fibrek International Inc.	Canada	Fibrek General Partnership	100%
Produits Forestiers Mauricie S.E.C.	Québec	Resolute FP Canada Inc.	93.18%
		9192-8515 Québec Inc.	0.01%
Resolute FP Canada Inc.	Canada	AbitibiBowater Canada Inc.	101,080,000 Voting Preferred Shares 100 Voting Shares
		Resolute Forest Products Inc.	58,564,769 Non-voting Common Shares

Subsidiary	Jurisdiction	Owner(s)	% Ownership
Resolute Growth Canada Inc.	Canada	Resolute Forest Products Inc.	0.01%
		Resolute FP US Inc.	99.99%
RFPG Holding Inc.	Canada	Resolute Growth Canada Inc.	100%
RFPG L.P.	Quebec	Resolute Growth Canada Inc.	99.9%
		RFPG Holding Inc.	0.1%
SFK Pulp Finco Inc.	Canada	Fibrek Canada ULC	100%
The International Bridge and Terminal Company	Canada-Special Act	Resolute FP Canada Inc.	100%
Other Foreign Subsidiaries
Abitibi-Consolidated Europe	Belgium	Resolute FP Canada Inc.	99.9%
Bowater Asia Pte. Ltd.	Singapore	Resolute FP US Inc.	100%
Bowater Korea Ltd.	Korea	Bowater LaHave Corporation	100%
Bowater S. America Ltda.	Brazil	Resolute FP US Inc.	99.9%
		Bowater South American Holdings Incorporated	0.01%

Schedule 10.01(iii)

Existing Liens

1.	Liens evidenced by the following UCC Financing Statements:

RESOLUTE FOREST PRODUCTS INC.

Delaware Secretary of State

No. 1
Debtor:            Resolute Forest Products Inc.
Secured Party:        Buckman Laboratories, Inc.
File No.:        2012 3860923     10/5/2012
Collateral:        Duplex hydra-cell feed skid

No. 2
Debtor:            Resolute Forest Products Inc.
Secured Party:        Buckman Laboratories, Inc.
File No.:        2012 3860998        10/5/2012
Collateral:        6,500 gal poly tank

No. 3
Debtor:            Bowater Incorporated
Secured Party:        Applied Industrial Technologies-Dixie, Inc.
File No.:        2014 0452581        2/4/2014

Collateral:
Consignee’s inventory, tools and equipment pursuant to that certain Consignment Agreement and further described as Bearings, V-Belts, Chemicals (Loctite) Couplings, Roller Chains, Power Transmissions, Safety Products, Seals, Packing, O-Rings, Fluid Power, General Industrial Supplies, Hose Products Lubricants, Janitorial Supplies Coupling Parts, Neumatic Connectors, Hydraulic Cylinders, Specialty Tapes.

●Amendment filed 4/22/2015 to change Debtor name to
Resolute Forest Products
●Amendment filed 10/8/2015 to add Debtor: Resolute FP US Inc.
●Amendment filed 108/2015 to restate collateral
No. 4
Debtor:            Resolute Forest Products Inc.
Secured Party:        Bank of America, N.A., as Collateral Agent
File No.:        2015 2205093        5/22/2015
Collateral:        Accounts; Deposit Accounts; Inventory; General Intangibles;                 Contracts; Proceeds.

RESOLUTE FP US INC.

Delaware Secretary of State

No. 1
Debtor:            Resolute FP US Inc.
Secured Party:        NMHG Financial Services, Inc.
File No.:        2013 2382829        6/21/2013
Collateral:        Leased equipment

No. 2
Debtor:            Bowater Incorporated
Secured Party:        Applied Industrial Technologies-Dixie, Inc.
File No.:        2014 0452581        2/4/2014

Collateral:
Consignee’s inventory, tools and equipment pursuant to that certain Consignment Agreement and further described as Bearings, V-Belts, Chemicals (Loctite) Couplings, Roller Chains, Power Transmissions, Safety Products, Seals, Packing, O-Rings, Fluid Power, General Industrial Supplies, Hose Products Lubricants, Janitorial Supplies Coupling Parts, Neumatic Connectors, Hydraulic Cylinders, Specialty Tapes.

●Amendment filed 4/22/2015 to change Debtor name to
Resolute Forest Products
●Amendment filed 10/8/2015 to add Debtor: Resolute FP US Inc.
●Amendment filed 108/2015 to restate collateral

No. 3
Debtor:            Resolute FP US Inc.
Secured Party:        Thompson Tractor Co., Inc.
File No.:        2014 1280544        4/1/2014
Collateral:        Caterpillar and Proceeds

No. 4
Debtor:            Resolute FP US Inc.
Secured Party:        Citibank,N.A., its Branches, Subsidiaries and Affiliates
File No.:        2014 2623924        7/2/2014

Collateral:
All right, title and interest of Resolute FP US Inc. (“Supplier”) in and to all accounts and other forms of obligations (“Accounts Receivable”) owing to Supplier by Kimberly-Clark Corporation and its subsidiaries and affiliates (“Account Debtor”) whether now existing or hereafter created, arising out of Supplier’s sale and delivery of goods and services to Account Debtor, to the extent such Accounts Receivable are purchased by Secured Party under that certain Supplier Agreement between Secured Party and
Supplier, as such agreement may be amended, supplemented or
modified from time to time, and all collections thereon and
proceeds thereof.

No. 5
Debtor:            Resolute FP US Inc.
Secured Party:        Citibank,N.A., its Branches, Subsidiaries and Affiliates
File No.:        2014 5194931        12/22/2014

Collateral:
All right, title and interest of Resolute FP US Inc. (“Supplier”) in and to all accounts and other forms of obligations (“Accounts Receivable”) owing to Supplier by The Procter & Gamble Company and its subsidiaries and affiliates (“Account Debtor”) whether now existing or hereafter created, arising out of Supplier’s sale and delivery of goods and services to Account Debtor, to the extent such Accounts Receivable are purchased by Secured Party under that certain Supplier Agreement between Secured Party and

Supplier, as such agreement may be amended, supplemented or
modified from time to time, and all collections thereon and
proceeds thereof.

No. 6
Debtor:            Resolute FP US Inc.
Secured Party:        Bank of America, N.A., as Collateral Agent
File No.:        2015 2205218         5/22/2015

Collateral:	Accounts; Deposit Accounts; Inventory; General Intangibles; Contracts; Proceeds

No. 7
Debtor:            Resolute FP US Inc.
Secured Party:        Thompson Tractor Co., Inc.
File No.:        2015 5330245            11/12/2015

Collateral:	Caterpillar, D8T, SN: KPZ03931; Proceeds.

No. 8
Debtor:            Resolute FP US Inc.
Secured Party:        Thompson Tractor Co., Inc.
File No.:        2016 2833927            5/11/2016

Collateral:	Caterpillar, 980M, SN: KRS00348. Proceeds.

No. 9
Debtor:            Resolute FP US Inc.
Secured Party:        Air Liquide Industrial U.S. LP
File No.:        2016 4317929            7/18/2016

Collateral:
Oxygen Supply System, includes, Vacuum Pump Skid; Main Valve Skid; Air Blower; Oxygen Compressor; Cooling Tower with Pumps; Electric Transformer and Switchgear; Metering Equipment; Oxygen Storage and Vaporization Analysers; Steam Vaporizer; related Controls, Piping, Valves & other Appurtenances; tools and spare parts.

FIBREK RECYCLING U.S. INC.

Delaware Department of State

No. 1
Debtor:            Fibrek Recycling U.S. Inc.
Secured Party:        NMHG Financial Services, Inc.
File No.:        2011 0055312        1/6/2011
Collateral:        All of the equipment now or hereafter leased by Lessor to
Lessee; and all accessions, additions, replacements, and
substitutions thereto and therefore; and all proceeds
including insurance proceeds thereof.
●Continuation filed 8/11/2015 by NMHG Financial Services, Inc.

No. 2
Debtor:            Fibrek Recycling U.S. Inc.
Secured Party:        Hewlett-Packard Financial Services Company
File No.:        2011 1496531        4/21/2011
Collateral:        All equipment and software now or hereafter acquired,
which Secured Party has leased to or financed for Debtor
●Continuation filed 2/21/2016 by Hewlett-Packard Financial Services Company

No. 3
Debtor:            Fibrek Recycling U.S. Inc.
Secured Party:        Andritz Inc.
File No.:        2014 2831931        7/16/2014
Collateral:        Specific equipment – Screen Baskets (sale on approval)

No. 4
Debtor:            Fibrek Recycling U.S. Inc.
Secured Party:        Bank of America, N.A., as Collateral Agent
File No.:        2015 2204807        5/22/2015
Collateral:        Accounts; Inventory; General Intangibles; Contracts.

ABITIBIBOWATER INC.

Delaware Secretary of State

LAPSED.

Debtor:            AbitibiBowater Inc.
Secured Party:        Buckman Laboratories, Inc.
File No.:        2010 1386493        4/21/2010
Collateral:        Buckman owned equipment maintained at Debtor’s
facility at 17589 Plant Road Coosa Pines, AL

ABIBOW US INC.

Delaware Secretary of State

No. 1
Debtor:            Bowater Incorporated
Secured Party:        Winthrop Resources Corporation
File No.:        3093493 8        4/2/2003
Collateral:        Leased equipment

●Continuation filed 12/10/2007 by Winthrop Resources Corporation
●Amendment filed 1/10/2011 to change Debtor name to
AbiBow US Inc.
●Continuation filed 2/11/213 by Winthrop Resources Corporation

No. 2 - LAPSED
Debtor:            Bowater Incorporated
Secured Party:        CSI Leasing, Inc.
File No.:        2010 1230261        4/9/2010
Collateral:        Leased equipment, software and personal property

●Amendment filed 4/22/2010 to change Debtor address
●Amendment filed 12/20/2010 to change Debtor name to
AbiBow US Inc.

No. 3 - LAPSED
Debtor:            AbiBow US Inc.
Secured Party:        Winthrop Resources Corporation
File No.:        2011 0254170        1/24/2011
Collateral:        Leased equipment

No. 4 - LAPSED
Debtor:            AbiBow US Inc.
Secured Party:        Andritz Inc.
File No.:        2011 0873789        3/9/2011
Collateral:        Goods consisting of refiner plates and associates parts
delivered by Secured Party to the Debtor as a “sale on approval”.

No. 5 - LAPSED
Debtor:            AbiBow US Inc.
Secured Party:        Andritz Inc.
File No.:        2011 1173296        3/30/2011
Collateral:        Goods consisting of refiner plates and associates parts
delivered by Secured Party to the Debtor as a “sale on approval”.

No. 6 - LAPSED
Debtor:            AbiBow US Inc.
Secured Party:        AstenJohnson, Inc.
File No.:        2011 2053547        5/31/2011
Collateral:        Consigned goods

AUGUSTA NEWSPRINT COMPANY

Georgia, Superior Court Clerk Central Index

No. 1
Debtor:            Augusta Newsprint Company
Secured Party:        Hagermeyer North America, Inc.
File No.:        121-2010-000374    3/11/2010
Richmond County
Collateral:        Consigned goods
●Continuation filed 1/7/2015

No. 2
Debtor:            Augusta Newsprint Company
Secured Party:        Thompson Tractor Co., Inc.
File No.:        006-2016-000166    5/19/2016
Banks County

ABITIBI CONSOLIDATED SALES LLC

Delaware Secretary of State

No. 1
Debtor:            Abitibi Consolidated Sales LLC
Secured Party:        Bank of America, N.A., as Collateral Agent
File No.:        2015 2203791        5/22/2015
Collateral:        Accounts; Deposit Accounts; Inventory; General Intangibles;                 Contracts; Proceeds.

ACCURATE PAPER FLEET, LLC

Delaware Secretary of State

No. 1
Debtor:            Accurate Paper Fleet, LLC
Secured Party:        Bank of America, N.A., as Collateral Agent
File No.:        2016 0071611        1/5/2016
Collateral:        Accounts; Deposit Accounts; Inventory; General Intangibles;                 Contracts; Proceeds.

ACCURATE PAPER HOLDINGS, LLC

Delaware Secretary of State

No. 1
Debtor:            Accurate Paper Holdings, LLC
Secured Party:        Bank of America, N.A., as Collateral Agent
File No.:        2016 0071751        1/5/2016
Collateral:        Accounts; Deposit Accounts; Inventory; General Intangibles;                 Contracts; Proceeds.

ATLAS PAPER MANAGEMENT, LLC

Delaware Secretary of State

No. 1
Debtor:            Atlas Paper Management, LLC
Secured Party:        Bank of America, N.A., as Collateral Agent
File No.:        2016 0071793        1/5/2016
Collateral:        Accounts; Deposit Accounts; Inventory; General Intangibles;                 Contracts; Proceeds.

ATLAS PAPER MILLS, LLC

Delaware Secretary of State

No. 1 - LAPSED
Debtor:            Atlas Paper Mills, LLC
Secured Party:        Wells Fargo Bank, N.A.
File No.:        2011 0499361        2/10/2011
Collateral:        1 – Crown Work Assist Vehicle WAV50-118 S/N: 9A173792

No. 2
Debtor:            Atlas Paper Mills, LLC
Secured Party:        Toyota Motor Credit Corporation and Nationwide Lift Trucks Inc.
File No.:        2012 2421586        6/22/2012

Collateral:	1 – New 2012 Toyota Industrial Forklift Model 7FGCU35 Serial NO. 7FGCU45-72145
No. 3
Debtor:            Toyota Motor Credit Corporation and Atlas Paper Mills, LLC
Secured Party:        Toyota Motor Credit Corp.
File No.:        2012 3294024        8/24/2012

Collateral:	2 – New 2012 Toyota Industrial Forklift Model 8FGCU25; Serial No. 8FGCU25-38410 NLT 22156 and Serial No. 8FGCU25-40383 NLT 22481

●Amendment filed 8/27/2012 to delete Debtor Toyota Motor Credit Corporation
No. 4
Debtor:            Atlas Paper Mills, LLC
Secured Party:        Wells Fargo Bank, N.A.
File No.:        2012 3371608        8/30/2012

Collateral:	1 – Crown WAV50-118 Work Assist Vehicle S/N: 9A186472

No. 5
Debtor:            Atlas Paper Mills, LLC
Secured Party:        Wells Fargo Bank, N.A.
File No.:        2013 1193441        3/28/2013

Collateral:	2 – New 2013 Crown RC5545-40 Forklifts S/N 1A397980, 1A397979, 1A397979 with Batteries and chargers.

No. 6
Debtor:            Atlas Paper Mills, LLC
Secured Party:        Toyota Motor Credit Corporation and Nationwide Lift Trucks Inc.
File No.:        2013 1858951    5/15/2013

Collateral:	2 – New 2013 Toyota Industrial Forklift Truck Model 8FGCU15; Serial No. 8FGCUSU20-20111 NLT 23413 and Serial No. 8FGCSU20-20113 NLT 23414
3 – New 2013 Toyota Industrial Forklifts Truck Model 8FGCU15; Serial No. 8FGCSU20-20114 NLT 23415; Serial No. 8FGCSU20-20115 NLT 23416; Serial No. 8FGCSU20-20117 NLT 23417

No. 7
Debtor:            Atlas Paper Mills, LLC
Secured Party:        Toyota Motor Credit Corporation and Nationwide Lift Trucks Inc.
File No.:        2013 2479039        6/27/2013

Collateral:	1 – New 2013 Toyota Industrial Forklift Trust Model 8FGU15 Serial No. 8FGCSU20-20067

No. 8
Debtor:            Atlas Paper Mills, LLC
Secured Party:        Wells Fargo Bank, N.A.
File No.:        2014 0271163        1/22/2014

Collateral:	1 – Used Toyota Forklift 8FGCU25 sn 15818

No.9
Debtor:            Atlas Paper Mills, LLC
Secured Party:        Wells Fargo Bank, N.A.
File No.:        2014 0695858        2/24/2014

Collateral:	1 – Used 2010 Toyota 8FGU25 Forklift S/N 21883.

No. 10

Debtor:            Atlas Paper Mills, LLC
Secured Party:        Wells Fargo Bank, N.A.
File No.:        2014 3764180        9/19/2014

Collateral:	1 – Refurbished 2005 Yale NR040AEN24TEO95 Reconditioned Reach Trust S/N C815N01666Y

No. 11
Debtor:            Atlas Paper Mills, LLC
Secured Party:        Bank of America, N.A., as Collateral Agent
File No.:        2016 0071843        1/5/2016

Collateral:	Accounts; Deposit Accounts; Inventory; General Intangibles; Contracts; Proceeds.

ATLAS SOUTHEAST PAPERS, INC.

Delaware Secretary of State

No. 1
Debtor:            Atlas Southeast Papers, Inc.
Secured Party:        Bank of America, N.A., as Collateral Agent
File No.:        2016 0071876        1/5/2016

Collateral:	Accounts; Deposit Accounts; Inventory; General Intangibles; Contracts; Proceeds.

ATLAS TISSUE HOLDINGS, INC.

Delaware Secretary of State

No. 1
Debtor:            Atlas Tissue Holdings, Inc.
Secured Party:        Bank of America, N.A., as Collateral Agent
File No.:        2016 0071934        1/5/2016

Collateral:	Accounts; Deposit Accounts; Inventory; General Intangibles; Contracts; Proceeds.

AUGUSTA NEWSPRINT HOLDING LLC

Delaware Secretary of State

No. 1
Debtor:            Augusta Newsprint Holding LLC
Secured Party:        Bank of America, N.A., as Collateral Agent
File No.:        2015 2204351        5/22/2015

Collateral:	Accounts; Deposit Accounts; Inventory; General Intangibles; Contracts; Proceeds.

BOWATER NEWSPRINT SOUTH LLC

Delaware Secretary of State

No. 1
Debtor:            Bowater Newsprint South LLC
Secured Party:        Bank of America, N.A., as Collateral Agent
File No.:        2015 2204468        5/22/2015

Collateral:	Accounts; Deposit Accounts; Inventory; General Intangibles; Contracts; Proceeds.

BOWATER NUWAY MID-STATES INC.

Delaware Secretary of State

No. 1
Debtor:            Bowater Nuway Mid-States Inc.
Secured Party:        Bank of America, N.A., as Collateral Agent
File No.:        2015 2204526        5/22/2015

Collateral:	Accounts; Deposit Accounts; Inventory; General Intangibles; Contracts; Proceeds.

CALHOUN NEWSPRINT COMPANY

Delaware Secretary of State

No. 1
Debtor:            Calhoun Newsprint Company
Secured Party:        Bank of America, N.A., as Collateral Agent
File No.:        2015 2204559        5/22/2015

Collateral:	Accounts; Deposit Accounts; Inventory; General Intangibles; Contracts; Proceeds.

DONOHUE CORP.

Delaware Secretary of State

No. 1
Debtor:            Donohue Corp.
Secured Party:        Bank of America, N.A., as Collateral Agent
File No.:        2015 2204609        5/22/2015

Collateral:	Accounts; Deposit Accounts; Inventory; General Intangibles; Contracts; Proceeds.
FD POWERCO LLC

West Virginia Secretary of State

No. 1
Debtor:            FD PowerCo LLC
Secured Party:        Bank of America, N.A., as Collateral Agent
File No.:        2015E052800001    5/28/2015

Collateral:	Accounts; Deposit Accounts; Inventory; General Intangibles; Contracts; Proceeds.

FIBREK U.S. INC.

Delaware Secretary of State

No. 1
Debtor:            Fibrek U.S. Inc.
Secured Party:        Bank of America, N.A., as Collateral Agent
File No.:        2015 2204880        5/22/2015

Collateral:	Accounts; Deposit Accounts; Inventory; General Intangibles; Contracts; Proceeds.

GLPC RESIDUAL MANAGEMENT, LLC

Delaware Secretary of State

No. 1
Debtor:            GLPC Residual Management, LLC
Secured Party:        Bank of America, N.A., as Collateral Agent
File No.:        2015 2205044        5/22/2015

Collateral:	Accounts; Deposit Accounts; Inventory; General Intangibles; Contracts; Proceeds.

RESOLUTE FP AUGUSTA LLC

Delaware Secretary of State

No. 1
Debtor:            Resolute FP Augusta LLC
Secured Party:        Bank of America, N.A., as Collateral Agent
File No.:        2015 2205135        5/22/2015

Collateral:	Accounts; Deposit Accounts; Inventory; General Intangibles; Contracts; Proceeds.

RESOLUTE FP FLORIDA INC.

Delaware Secretary of State

No. 1
Debtor:            Resolute FP Florida Inc.
Secured Party:        Bank of America, N.A., as Collateral Agent
File No.:        2016 0071967        1/5/2016

Collateral:	Accounts; Deposit Accounts; Inventory; General Intangibles; Contracts; Proceeds.
RESOLUTE GROWTH US LLC

Delaware Secretary of State

No. 1
Debtor:            Resolute Growth US LLC
Secured Party:        Bank of America, N.A., as Collateral Agent
File No.:        2016 0072064        1/5/2016

Collateral:	Accounts; Deposit Accounts; Inventory; General Intangibles; Contracts; Proceeds.

RFP ATLAS SALES LLC

Delaware Secretary of State

No. 1
Debtor:            RFP Atlas Sales LLC
Secured Party:        Bank of America, N.A., as Collateral Agent
File No.:        2016 2330858        4/20/2016

Collateral:	Accounts; Deposit Accounts; Inventory; General Intangibles; Contracts; Proceeds.

2.
Liens arising in connection with that certain Lease Agreement, made as of June 1, 2008 between K&K WHSE, L.L.C., as lessor, and Fibrek Recycling U.S., Inc. (f/k/a SFK Pulp Recycling U.S., Inc.), as lessee.

85

3.	Liens evidenced by the following Registrations:

Register of Personal and Movable Real Rights
(Certification date: August 26, 2016 at 3:00 p.m.)
Resolute FP Canada Inc.
PF Resolu Canada Inc.
HYPOTHECS

86

	Nature of right	Date and Registration N°	Parties	Summary of Charge and Information
A)	Conventional hypothec without delivery	April 1, 2008 at 9:00 a.m. 08-0169543-0002
Secured Party:
Canadian Imperial Bank of Commerce
Grantor:
Abitibi-Consolidated Company of Canada
Compagnie Abitibi-Consolidated du Canada
Purchaser:
PF Résolu Canada Inc.
Resolute FP Canada Inc.
[Abibow Canada Inc.]

Charged property: 1. Collateral Account in CDN Dollars number 00-06211, transit 00001 and in US Dollars number 03-15419, transit 0001 in the name of Secured Party opened with the Secured Party and any other account which may in the future be opened with the Secured Party (either in the name of the Secured Party or in the name of Abitibi-Consolidated Company of Canada or a successor thereof) to replace any such account(a "replacement account") or to replace a replacement account (each of the foregoing accounts being a "Collateral Account");
2. All present and future Deposits; and
3. All interest payable in respect of Deposits.
"Deposits" means any and all present and future sums of money credited to or otherwise recorded in the Collateral Accounts and includes any present and future credit balance in any of such accounts but excludes, for greater certainty, any sums which are withdrawn from Collateral Accounts or proceeds of such withdrawals.
Amount: $60,000,000 with interest at a rate of 20% per annum.
Expiry date: March 31, 2018
Comments:
Preservation of a hypothec registered on December 20, 2010 under number 10-0891406-0001 by Abibow Canada Inc.
Voluntary reduction registered on January 21, 2011 under number 11-0038943-0001 of the amount of the hypothec to $60,000,000.
Change of name registered on September 15, 2015 under number 15-0895635-0001 from Abibow Canada Inc. to PF Résolu Canada Inc. and Resolute FP Canada Inc.

87

	Nature of right	Date and Registration N°	Parties	Summary of Charge and Information
B)	Conventional hypothec without delivery	December 14, 2010 at 9:00 a.m. 10-0875435-0001	Secured Party: Canadian Imperial Bank of Commerce Grantor: PF Résolu Canada Inc. Resolute FP Canada Inc. [AbiBow Canada Inc.]
Charged property: Collateral Accounts in Cdn Dollars number 00-06211, transit 00001 and in US Dollars number 03-15419, transit 00001 in the name of the Secured Party (the “Agent”) opened with the Agent and any other collateral account which in the future may be opened with the Agent (either in the name of the Agent, of ACI (as successor to ACCC or otherwise) or a successor thereof);
b) All present and future Deposits; and
c) All interest payable in respect of Deposits.
DEFINITIONS
“ACCC" means Abitibi-Consolidated Company of Canada;
"ACI" means ABITIBI-CONSOLIDATED INC.;
"Collateral Account" means any account (and any replacement account) opened with the Agent in accordance with Article 8 of the Facility Agreement;
"Deposits" means any and all present and future sums of money credited to or otherwise recorded in the Collateral Accounts and includes any present and future credit balance in any of such accounts but excludes, for greater certainty, any sums which are withdrawn from Collateral Accounts or proceeds of such withdrawals;
"Facility Agreement" means the facility agreement dated as of April 1, 2008 (as amended, supplemented, restated or otherwise modified from time to time) entered into between ACCC, acting as borrower and the Agent, as Lender and as Agent.
Amount: $60,000,000 with interest at a rate of 20% per annum.
Expiry date: December 14, 2020
Comments:
Change of name registered on September 15, 2015 under number 15-0895635-0001 from Abibow Canada Inc. to PF Résolu Canada Inc. and Resolute FP Canada Inc.

88

	Nature of right	Date and Registration N°	Parties	Summary of Charge and Information
C)	Conventional hypothec without delivery	May 19, 2015 at 2:52 p.m. 15-0448416-0001
Secured Party:
Bank of America, N.A.
Grantors:
AbitibiBowater Canada Inc.
Resolute FP Canada Inc.
PF Résolu Canada Inc.
Bowater Canadian Limited
Bowater Canadienne Limitée
Bowater Lahave Corporation
[Fibrek Holding Inc.]
[Gestion Fibrek Inc.]
Fibrek General Partnership
Fibrek S.E.N.C.
Fibrek International Inc.
Resolute Growth Canada Inc.
Croissance Résolu Canada Inc.
3294649 Nova Scotia Company
Fibrek Canada ULC
[Resolute Sales Inc.]
[Résolu Ventes Inc.]

Charged property: All of each Grantor’s right, title and interest in and to the following property, whether now owned or hereafter acquired, and wheresoever situate (collectively, the “Collateral”):
a) All Claims;
b) All cash and Deposit Accounts and all monies deposited therein;
c) All Inventory;
d) All commodities contracts, commodities accounts, securities and securities accounts (and security entitlements or financial assets credited thereto);
e) To the extent evidencing or governing any of the items referred to in the preceding clauses (a) through (d):
(i)    all Documents of Title;
(ii)    all incorporeal movable property (excluding Intellectual Property);
(iii)    all Contracts; and
(iv)    all Instruments;
f)    Each promissory note evidencing Indebtedness that evidences, governs or arises out of the disposition after the Closing Date of any accounts receivable included in the preceding clauses (a) or Inventory included in the preceding clauses (c), excluding in each case:
(i)    promissory notes executed in favour of a Grantor by any Credit Party or Subsidiary; and
(ii)    promissory notes in a principal amount of less than US$20,000,000, so long as the aggregate principal amount of promissory notes not so pledged under the exclusion does not exceed US$40,000,000,
(collectively, the “Pledged Debt Securities”);
g)    To the extent securing or supporting any of the items referred to in the preceding clauses (a) through (e), all supporting obligations and letter of credit rights (whether or not the respective letter of credit is evidenced by a writing);
h)    All Books and Record pertaining to the foregoing;

89

Nature of right	Date and Registration N°	Parties	Summary of Charge and Information

i)    All fruits and revenues emanating from the Collateral (the “Proceeds”); and
j)    Any and all Collateral which is acquired, transformed or manufactured after the date of the Deed shall be charged:
(i)    whether or not such property has been acquired in replacement of other Collateral which may have been alienated by such Grantor in the ordinary course of business;
(ii)    whether or not such property results from a transformation, mixture or combination of any Collateral; and
(iii)    in the case of any of the Pledged Debt Securities, whether or not they have been issued pursuant to the purchase, redemption, conversion or cancellation or any other transformation of such charged Pledged Debt Securities.
Capitalized terms used but not otherwise defined have the meaning ascribed in the registration.
Amount: $1,500,000,000 with interest at the rate of 25% per annum.
Expiry date: May 19, 2025
Comments:
Modification registered on August 19, 2015 under number 15-0801206-0001 to remove Resolute Sales Inc./Resolu Ventes Inc. as a grantor.
Change of name registered on August 3, 2015 under number 15-0734317-0001 to change the name “Gestion Fibrek Inc.” and “Fibrek Holding Inc.” to “Fibrek Canada ULC”.
Rectification registered on May 28, 2015 under number 15-0464062-0001 to correct the definition of “Revolving Exposure”.

90

	Nature of right	Date and Registration N°	Parties	Summary of Charge and Information
D)	Conventional hypothec without delivery	December 15, 2015 at 12:03 p.m. 15-1215052-0001	Secured Party: 3284649 Nova Scotia Company Grantor: Resolute FP Canada Inc. PF Résolu Canada Inc.
Charged Property: All of the Grantor’s present and future right, title and interest in, to and under the Charged Property.
“Charged Property” means the LP Promise to Pay and any and all proceeds in any form derived directly or indirectly from any dealing therewith.
“LP Promise to Pay” means the Secured Party’s promise in Section 5.1 of the Purchase and Forward Repurchase Agreement to pay Cdn$600,000,000 to the Grantor on December 11, 2018 (as such date may be extgended in accordance with the terms of the Purchase and Forward Repurchase Agreement), together with interest thereon at the rate of 6.7% per annum, all upon and subject to the terms and contitions set out in the Purchase and Forward Repurchase Agreement”;
“Purchase and Forward Repurchase Agreement” means the purchase and forward repurchase agreement (as amended, restated, supplemented, replaced, extended or otherwise modified from time to time) entered into on December 11, 2015 between the Grantor, RFPG L.P. and the Secured Party.
Amount: $600,000,000
Expiry date: December 15, 2025

91

	Nature of right	Date and Registration N°	Parties	Summary of Charge and Information
E)	Conventional hypothec without delivery	December 14, 2015 at 12:00 p.m. 15-1210108-0001	Secured Party: RFPG L.P. PFRC s.e.c. Grantor: Resolute FP Canada Inc. PF Résolu Canada Inc.
Charged Property: All of the Grantor’s present and future right, title and interest in, to and under the Charged Property.
“Charged Property” means the Purchase and Forward Repurchase Agreement (including the LP Promise to Pay) and any and all proceeds in any form derived directly or indirectly from any dealing therewith.
“LP Promise to Pay” means the Secured Party’s promise in Section 5.1 of the Purchase and Forward Repurchase Agreement to pay Cdn$600,000,000 to the Grantor on December 11, 2018 (as such date may be extgended in accordance with the terms of the Purchase and Forward Repurchase Agreement), together with interest thereon at the rate of 6.7% per annum, all upon and subject to the terms and contitions set out in the Purchase and Forward Repurchase Agreement”;
“Purchase and Forward Repurchase Agreement” means the purchase and forward repurchase agreement (as amended, restated, supplemented, replaced, extended or otherwise modified from time to time) entered into on December 11, 2015 between the Grantor, the Secured Party and 3284649 Nova Scotia Company (the “Newco RFPC”).
Amount: $600,000,000
Expiry date: December 15, 2025

92

	Nature of right	Date and Registration N°	Parties	Summary of Charge and Information
F)	Conventional hypothec without delivery	September 30, 2015 at 10:26 a.m. 15-0953360-0001	Secured Party: Canadian Imperial Bank of Commerce Grantor: Resolute FP Canada Inc. PF Résolu Canada Inc.
Charged property: The following property:
a) Collateral Accounts in Cdn Dollars number 00-06211, transit 00001 and in US Dollars number 03-15419, transit 00001 in the name of the Agent opened with the Depositary Bank and any other Collateral Account which in the future may be opened with the Depositary Bank (either in the name of the Agent or in the name of Resolute FP Canada or a successor thereof);
 b) all present and future Deposits; and
 c) all interest payable in respect of Deposits.
 DEFINITIONS
 "Agent" means Canadian Imperial Bank of Commerce, as agent for the Lenders.
 "Collateral Account" means any account (and any replacement account) opened with the Depositary Bank in accordance with Article 8 of the Facility Agreement;
 "Depositary Bank" means Canadian Imperial Bank of Commerce;
 "Deposits" means any and all present and future sums of money credited to or otherwise recorded in the Collateral Accounts and includes any present and future credit balance in any of such accounts but excludes, for greater certainty, any sums which are withdrawn from Collateral Accounts or proceeds of such withdrawals;
"Facility Agreement" means the amended and restated facility agreement dated as of September 21, 2015 among Resolute FP Canada and Resolute Growth Canada Inc., acting as borrowers, and Canadian Imperial Bank of Commerce, acting as Lender and as Agent(as amended, supplemented, restated or otherwise modified from time to time);
 "Lenders" means Canadian Imperial Bank of Commerce as initial Lender under the Facility Agreement and any other financial institution that becomes a Lender thereunder;
 "Resolute FP Canada" means Resolute FP Canada Inc.
Amount: $120,000,000 with interest at the rate of 20% per annum.
Expiry date: September 30, 2025

93

OTHER REGISTRATIONS

	Nature of right	Date and Registration N°	Parties	Information
1.	Assignment of a universality of claims	April 6, 1998 at 2:15 p.m. 98-0038040-0001
Assignors:
Macro Trust
The Canada Trust Company, as trustee
[Abitibi-Consolidated Inc.]
[Abitibi Consolidated Sales Corporation]
Assignee:
Abitibi-Consolidated Inc.
Abitibi Consolidated Sales Corporation
[Macro Trust]

Property: The universality of all present and future Eligible Receivables, as defined in, and as such eligible receivables may be identified and paid from time to time in accordance with, the receivables purchase Agreement dated as of March 31, 1998 entered into between Abitibi-Consolidated Inc. and Canadian Imperial Bank of Commerce, in its capacity as administrative agent of Macro Trust, including all present and future claims and rights of action associated therewith and all accessories thereto.
Date of the agreement: March 31, 1998
Expiry date: -
Comments:
Assignment of a universality of claims registered on October 26, 2005 under number 05-0610147-0002 by Macro Trust and The Canada Trust Company, as trustee in favour of Abitibi Consolidated Sales Corporation.
Assignment of a universality of claims registered on October 26, 2005 under number 05-0610147-0001 by Macro Trust and The Canada Trust Company, as trustee in favour of Abitibi Consolidated Inc.

94

	Nature of right	Date and Registration N°	Parties	Information
2.	Rights of ownership of the Lessor (Leasing agreement) (Global registration)	October 28, 1999 at 9:00 a.m. 99-0179420-0002
Lessor:
PHH Vehicle Management Services Inc.
Lessees:
Resolute FP Canada Inc./
PF Résolution Canada Inc.
[Abibow Canada Inc.]
[Abitibi-Consolidated Inc.]
Abitibi Consolidated
Produits Forestiers Saguenay Inc.
Assignee:
Element Fleet Lease Receivables L.P. represented by FLR GP 1 Inc.
[Fleet Leasing Receivables Trust]
[BNY Trust Company of Canada, as
Issuer Trustee]
[PHH Fleet Lease Receivables L.P.]
[FLR LP Inc.]

Property: All present and future motor vehicles, automotive equipment and materials-handling equipment leased from time to time by the Lessor to the Lessee, together with all present and future attachments, accessions, appurtenances, accessories and replacement parts, and all proceeds of or relating to any of the foregoing.
Date of the agreement: November 16, 1993
Expiry date: September 15, 2024
Comments:
Assignments of rights by PHH Vehicle Management Services Inc. in favour of FLR LP Inc. (Rectifications and modifications to correct the equipment.)
Assignments of rights by FLR LP Inc. in favour of PHH Fleet Lease Receivables L.P. (Rectifications to correct the equipment.)
Assignments of rights by PHH Fleet Lease Receivables L.P. in favour of Fleet Leasing Receivables Trust and BNY Trust Company of Canada, Issuer Trustee. (Rectifications to correct the equipment.) and Re-Assignments of rights by Fleet Leasing Receivables Trust and BNY Trust Company of Canada in favour of PHH Fleet Lease Receivables L.P.
Re-Assignments of rights by PHH Fleet Lease Receivables L.P. in favour of PHH Vehicle Management Services Inc.
Assignments of rights by Safe Trust and The Canada Trust Company, as trustee in favour of PHH Vehicle Management Services Inc./PHH Services de Gestion de Véhicules Inc.
Assignments of rights by Leaf Trust and Computershare Trust Company of Canada, as trustee in favour of Safe Trust and The Canada Trust Company, as trustee.
Assignments of rights by PHH Vehicle Management Services Inc./PHH Services de Gestion de Véhicules Inc. in favour of PHH Vehicle Management Services Inc./PHH Services de Gestion de Véhicules Inc.
Assignment of rights by FLR LP Inc. in favour of PHH Fleet Lease Receivables L.P. (Modifications to add specific equipment).

95

Nature of right	Date and Registration N°	Parties	Information

Assignments of rights by PHH Fleet Lease Receivables L.P. in favour of Fleet Leasing Receivables Trust and BNY Trust Company of Canada, Issuer Trustee.
Modification registered on August 4, 2004 under number 04-0456270-0001 to add Produits Forestiers Saguenay Inc. as Lessee.
Renewal registered on October 14, 2009 under number 09-0636700-0008.
Change of name registered on August 10, 2011 under number 11-0609868-0001 from Abitibi Consolidated Inc. to Abibow Canada Inc.
Change of name registered on August 8, 2012 under number 12-0645584-0001 from Abibow Canada Inc. to Resolute FP Canada Inc./PF Résolution Canada Inc.
Renewal registered on September 15, 2014 under number 14-0855431-0004.
Re-assignment of rights registered on December 23, 2014 under number 14-1189455-0001 from Fleet Leasing Receivables Trust and BNY Trust Company of Canada, as Issuer Trustee, in favour of Element Fleet Lease Receivables L.P. represented by FLR GP 1 Inc.

96

	Nature of right	Date and Registration N°	Parties	Information
3.	Rights of ownership of the Lessor (Leasing agreement) (Global registration)	June 21, 2000 at 1:50 p.m. 00-0171311-0001F
Lessor:
PHH Vehicle Management Services Inc.
PHH Services de Gestion de Véhicules Inc.
Lessees:
Resolute FP Canada Inc./
PF Résolution Canada Inc.
[Abibow Canada Inc.]
[Abitibi-Consolidated Inc.]
Abitibi consolidated
Produits Forestiers Saguenay Inc.
Cascades Inc.
Assignee:
Fleet Leasing Receivables Trust
BNY Trust Company of Canada, as
Issuer Trustee
[PHH Fleet Lease Receivables L.P.]
[FLR LP Inc.]

Property: All present and future motor vehicles, automotive equipment and materials-handling equipment leased from time to time by the Lessor to the Lessee, together with all present and future attachments, accessions, appurtenances, accessories and replacement parts, and all proceeds of or relating to any of the foregoing.
Date of the agreement: July 1st, 1999
Expiry date: May 12, 2020
Comments:
Assignments of rights by PHH Vehicle Management Services Inc. in favour of Leaf Trust and TD Trust Company, as Trustee. (Rectifications to correct the equipment.)
Assignments of rights by PHH Vehicle Management Services Inc. in favour of Leaf Trust and The Canada trust Company, as Trustee. (Rectifications to correct the equipment or address.)
Modification registered on May 1, 2002 under number 02-0175503-0001 of one vehicule.
Modification registered on September 5, 2003 under number 03-0465017-0009 of the address of the Lessor.
Modification registered on August 4, 2004 under number 04-0456270-0002 to include subsidiaries and/or affiliates.
Assignments of rights by PHH Vehicle Management Services Inc. in favour of Leaf Trust and Computershare Trust Company of Canada, as Trustee.
Assignments of rights by Leaf Trust and Computershare Trust Company of Canada, as its Trustee in favour of Safe Trust and The Canada Trust Company, as its trustee. (Assignment by Safe Trust and The Canada Trust Company, as its trustee in favour of PHH Vehicle Management Services Inc./PHH Services de Gestion de Véhicules Inc.
Renewal registered on May 14, 2010 under number 10-0305893-0009.
Change of name registered on August 10, 2011 under number 11-0609868-0001 from Abitibi Consolidated Inc. to Abibow Canada Inc.
Change of name registered on August 8, 2012 under number 12-0645584-0001 from Abibow Canada Inc. to Resolute FP Canada Inc./PF Résolution Canada Inc.

97

	Nature of right	Date and Registration N°	Parties	Information
4.	Rights of ownership of the Lessor (Leasing agreement)	September 20, 2004 at 11:41 a.m. 04-0546699-0012	Lessor: GE Vehicle and Equipment Leasing Lessee: Bowater Canadain Forest Products Inc. Bowater Produits Forestiers du Canada Inc.
Property: Specific vehicle (Chevrolet Silverado 25, 2005) with all attachments, accessories additions, alterations and replacement parts together with all cash and non-cash proceeds.
Date of the agreement: -
Expiry date: September 20, 2018
Comments:
Renewal registered on August 20, 2009 under number 09-0514254-0001.

5.	Rights of ownership of the Lessor (Leasing agreement)	February 22, 2005 at 2:47 p.m. 05-0093167-0014	Lessor: GE Vehicle and Equipment Leasing Lessee: Bowater Canadain Forest Products Inc. Bowater Produits Forestiers du Canada Inc.
Property: Specific vehicle (Chevrolet Silverado 25, 2005) with all attachments, accessories additions, alterations and replacement parts together with all cash and non-cash proceeds.
Date of the agreement: -
Expiry date: February 22, 2018
Comments:
Renewal registered on August 20, 2009 under number 09-0514301-0001.

6.	Reservation of ownership (instalment sale) (Global registration)	September 22, 2006 at 11:07 a.m. 06-0551209-0001	Vendor: Samuel Manu-Tech Inc. Purchaser: Abitibi-Consolidated Inc.	Property: Specific equipment. Date of the agreement: September 7, 2006 Expiry date: September 21, 2016

98

	Nature of right	Date and Registration N°	Parties	Information
7.	Assignment of a universality of claims	October 27, 2006 at 2:06 p.m. 06-0626682-0002	Assignor: Bowater Produits Forestiers du Canada Inc. Bowater Canadian Forest Products Inc. Assignee: Export Development Canada
Property: All the present and future claims, accounts and other intangibles representing the refund of all cash deposits together with all accrued interest on such deposits to which the United States Customs and Border Protection has determined the debtor is entitled under the Softwood Lumber Agreement entered into between the Government of Canada and the Government of the United States, including, without limitation:
- the refund of all deposits covered by the “Antidumping Duty Order regarding Certain Softwood Lumber from Canada”, 67 Fed. Reg.36,068 (May 22, 2002) as amended; and
- the refund of all deposits covered by the “Countervailing Duty Order regarding Certain Softwood Lumber from Canada”, 67 Fed. Reg.36,070 (May 22, 2002) as amended.
Date of the agreement: September 19, 2006
Expiry date: -

8.	Rights resulting from a lease	January 25, 2007 at 9:00 a.m. 07-0038692-0001	Lessor: Gemofor Inc. Lessee: Bowater Produits Forestiers du Canada Inc.	Property: Specific equipment. Date of the agreement: March 27, 2003 Expiry date: January 24, 2017
9.	Reservation of ownership (instalment sale) (Global registration)	March 30, 2007 at 10:47 a.m. 07-0164522-0001	Vendor: Samuel Manu-Tech Inc. Purchaser: Abitibi-Consolidated Inc.	Property: Specific equipment. Date of the agreement: March 21, 2007 Expiry date: March 30, 2017
10.	Rights of ownership of the Lessor (Leasing agreement)	June 5, 2007 at 9:00 a.m. 07-0313503-0001	Lessor: Les Services Financiers Caterpillar Limitee Lessees: Abitibi-Consolidated Inc. Compagnie Abitibi-Consolidated du Canada Abibow Canada Inc.
Property: Specific equipment (one new 2007 Kalmr lift truck).
Date of the agreement: May 27, 2007
Expiry date: May 27, 2017
Comments:
Modification registered on April 11, 2011 under number 11-0244247-0003 to add Abibow Canada Inc. as Lessee and change the Lessor’s address.

99

	Nature of right	Date and Registration N°	Parties	Information
11.	Reservation of ownership (instalment sale)	November 28, 2007 at 9:00 a.m. 07-0682055-0001	Vendor: Rotobec Inc. Purchasers: Abitibi-Consolidated Inc. Strongco Inc.	Property: Specific equipment. Date of the agreement: November 14, 2007 Expiry date: November 20, 2017
12.	Reservation of ownership (instalment sale) (Global registration)	January 13, 2009 at 11:22 a.m. 09-0015195-0004	Vendor: Asten Johnson, Inc. Purchaser: Bowater Canadian Forest Products Inc.
Property: The universality of consumable inventories of stock paper machine clothing, in the form of forming fabrics, press fabrics, dryer fabrics and specialty fabrics, furnished from time to time by the Vendor to the Purchaser, and all proceeds thereof, derived directly and indirectly from any dealing with the property.
Date of the agreement: -
Expiry date: January 13, 2019

13.	Rights resulting from a lease	January 15, 2009 at 10:25 a.m. 09-0020184-0001	Lessor: Vallée Inc. Lessee: Abitibi-Consolidated Inc.	Property: Specific equipment. Date of the agreement: January 7, 2009 Expiry date: January 6, 2019
14.	Reservation of ownership (instalment sale)	April 20, 2009 at 9:00 a.m. 09-0212144-0002	Vendor: Metso Paper Ltd. Purchaser: Bowater Produits Forestiers du Canada inc.	Property: Specific equipment. Date of the agreement: March 23, 2009 Expiry date: April 16, 2019
15.	Rights resulting from a lease	January 26, 2010 at 2:48 p.m. 10-0044547-0001	Lessor: Les Chariots Élévateurs du Québec Inc. Lessee: Abitibi-Consolidated Inc.	Property: Specific equipment (lift truck Yale, 2004). Date of the agreement: January 12, 2010 Expiry date: January 12, 2020
16.	Rights resulting from a lease	January 27, 2010 at 9:42 a.m. 10-0046665-0001	Lessor: Les Chariots Élévateurs du Québec Inc. Lessee: Abitibi-Consolidated Inc.	Property: Specific equipment (lift truck Yale, 2006). Date of the agreement: January 18, 2010 Expiry date: January 18, 2020
17.	Rights of ownership of the Lessor (Leasing agreement)	January 19, 2011 at 11:42 a.m. 11-0035151-0017	Lessor: Les Services Financiers Caterpillar Limitee Lessees: Abitibi-Consolidated Company of Canada Abitibi-Consolidated	Property: Specific equipment. Date of the agreement: April 20, 2007 Expiry date: April 20, 2017

100

	Nature of right	Date and Registration N°	Parties	Information
18.	Rights of ownership of the Lessor (Leasing agreement)	January 19, 2011 at 11:42 a.m. 11-0035151-0018	Lessor: Les Services Financiers Caterpillar Limitee Lessees: Compagnie Abitibi-Consolidated	Property: Specific equipment (one 2007 950H Caterpillar loader on wheels) Date of the agreement: April 25, 2007 Expiry date: April 25, 2017
19.	Rights resulting from a lease	May 12, 2011 at 9:49 a.m. 11-0342699-0001	Lessor: Les Chariots Elevateurs du Quebec Inc. Lessee: Abibow Canada Inc.	Property: Specific equipment. Date of the agreement: May 4, 2011 Expiry date: May 3, 2021
20.	Reservation of ownership (instalment sale) (Global registration)	May 1, 2012 at 9:00 a.m. 12-0329451-0001	Vendor: Andritz Inc. Purchaser: Abibow Canada Inc.
Property: The universality of all present and future Vendor’s new manufactured equipment from time to time sold by the Vendor to the Purchaser including without limitation, the refiner plates and the goods specifically described in the registration.
Date of the agreement: April 27, 2012
Expiry date: May 1, 2022

101

	Nature of right	Date and Registration N°	Parties	Information
21.	Rights resulting from a lease	November 7, 2012 at 9:00 a.m. 12-0916976-0002	Lessor: BNP Paribas [BNP Paribas (Canada)] [Xerox Canada Ltd] Lessee: Resolute FP Canada Inc.
Property: All equipment and goods sold, leased, procured under a leasing contract, or otherwise provided to the Lessee by the Lessor or provided in replacement thereof, further to the agreement number 958800856-480091800 dated October 31 2012, the whole as may have been completed, amended, adjusted or otherwise modified from time to time.
Date of the agreement: October 31, 2012
Expiry date: November 5, 2016
Comments:
Assignment of rights registered on January 11, 2013 under number 13-0021758-0001 from Xerox Canada Ltd. in favour of BNP Paribas (Canada).
Assignment of rights registered on April 11, 2013 under number 13-0280553-0001 from Xerox Canada Ltd. in favour of BNP Paribas (Canada).
Assignment of rights registered on July 25, 2013 under number 13-0646177-0001 from Xerox Canada Ltd. in favour of BNP Paribas (Canada).
Assignment of rights registered on October 25, 2013 under number 13-0949429-0001 from Xerox Canada Ltd. in favour of BNP Paribas (Canada).
Assignment of rights registered on January 27, 2014 under number 14-0059055-0001 from Xerox Canada Ltd. in favour of BNP Paribas (Canada).
Assignment of rights registered on April 14, 2014 under number 14-0301119-0001 from Xerox Canada Ltd. in favour of BNP Paribas (Canada).
Assignment of rights registered on June 23, 2014 under number 14-0567664-0001 from BNP Paribas (Canada) in favour of BNP Paribas.
Assignment of rights registered on July 17, 2014 under number 14-0648915-0001 from Xerox Canada Ltd. in favour of BNP Paribas.
Assignment of rights registered on October 7, 2014 under number 14-00939509-0001 from Xerox Canada Ltd. in favour of BNP Paribas.
Assignment of rights registered on February 8, 2016 under number 16-0101268-0001 from Xerox Canada Ltd. in favour of BNP Paribas.

102

Nature of right	Date and Registration N°	Parties	Information

Assignment of rights registered on April 20, 2016 under number 16-0351525-0001 from Xerox Canada Ltd. in favour of BNP Paribas.
Assignment of rights registered on July 7, 2016 under number 16-0681634-0001 from Xerox Canada Ltd. in favour of BNP Paribas.

103

	Nature of right	Date and Registration N°	Parties	Information
22.	Rights resulting from a lease	December 5, 2012 at 9:22 a.m. 12-1003702-0005	Lessor: BNP Paribas [BNP Paribas (Canada)] [Xerox Canada Ltd] Lessee: Resolute FP Canada Inc.
Property: All equipment and goods sold, leased, procured under a leasing contract, or otherwise provided to the Lessee by the Lessor or provided in replacement thereof, further to the agreement number 958800856-481371300 dated November 30, 2012, the whole as may have been completed, amended, adjusted or otherwise modified from time to time.
Date of the agreement: November 30, 2012
Expiry date: December 4, 2016
Comments:
Assignment of rights registered on January 11, 2013 under number 13-0021758-0001 from Xerox Canada Ltd. in favour of BNP Paribas (Canada).
Assignment of rights registered on April 11, 2013 under number 13-0280553-0001 from Xerox Canada Ltd. in favour of BNP Paribas (Canada).
Assignment of rights registered on July 25, 2013 under number 13-0646177-0001 from Xerox Canada Ltd. in favour of BNP Paribas (Canada).
Assignment of rights registered on October 25, 2013 under number 13-0949429-0001 from Xerox Canada Ltd. in favour of BNP Paribas (Canada).
Assignment of rights registered on January 27, 2014 under number 14-0059055-0001 from Xerox Canada Ltd. in favour of BNP Paribas (Canada).
Assignment of rights registered on April 14, 2014 under number 14-0301119-0001 from Xerox Canada Ltd. in favour of BNP Paribas (Canada).
Assignment of rights registered on June 23, 2014 under number 14-0567664-0001 from BNP Paribas (Canada) in favour of BNP Paribas.
Assignment of rights registered on July 17, 2014 under number 14-0648915-0001 from Xerox Canada Ltd. in favour of BNP Paribas.
Assignment of rights registered on October 7, 2014 under number 14-00939509-0001 from Xerox Canada Ltd. in favour of BNP Paribas.
Assignment of rights registered on February 8, 2016 under number 16-0101268-0001 from Xerox Canada Ltd. in favour of BNP Paribas.

104

Nature of right	Date and Registration N°	Parties	Information

Assignment of rights registered on April 20, 2016 under number 16-0351525-0001 from Xerox Canada Ltd. in favour of BNP Paribas.
Assignment of rights registered on July 7, 2016 under number 16-0681634-0001 from Xerox Canada Ltd. in favour of BNP Paribas.

105

	Nature of right	Date and Registration N°	Parties	Information
23.	Rights resulting from a lease	December 5, 2012 at 10:45 a.m. 12-1003915-0014	Lessor: BNP Paribas [BNP Paribas (Canada)] [Xerox Canada Ltd] Lessee: Resolute FP Canada Inc.
Property: All equipment and goods sold, leased, procured under a leasing contract, or otherwise provided to the Lessee by the Lessor or provided in replacement thereof, further to the agreement number 958800856-480091800 dated October 31, 2012, the whole as may have been completed, amended, adjusted or otherwise modified from time to time.
Date of the agreement: October 31, 2012
Expiry date: December 4, 2016
Comments:
Assignment of rights registered on January 11, 2013 under number 13-0021758-0001 from Xerox Canada Ltd. in favour of BNP Paribas (Canada).
Assignment of rights registered on April 11, 2013 under number 13-0280553-0001 from Xerox Canada Ltd. in favour of BNP Paribas (Canada).
Assignment of rights registered on July 25, 2013 under number 13-0646177-0001 from Xerox Canada Ltd. in favour of BNP Paribas (Canada).
Assignment of rights registered on October 25, 2013 under number 13-0949429-0001 from Xerox Canada Ltd. in favour of BNP Paribas (Canada).
Assignment of rights registered on January 27, 2014 under number 14-0059055-0001 from Xerox Canada Ltd. in favour of BNP Paribas (Canada).
Assignment of rights registered on April 14, 2014 under number 14-0301119-0001 from Xerox Canada Ltd. in favour of BNP Paribas (Canada).
Assignment of rights registered on June 23, 2014 under number 14-0567664-0001 from BNP Paribas (Canada) in favour of BNP Paribas.
Assignment of rights registered on July 17, 2014 under number 14-0648915-0001 from Xerox Canada Ltd. in favour of BNP Paribas.
Assignment of rights registered on October 7, 2014 under number 14-00939509-0001 from Xerox Canada Ltd. in favour of BNP Paribas.
Assignment of rights registered on February 8, 2016 under number 16-0101268-0001 from Xerox Canada Ltd. in favour of BNP Paribas.

106

Nature of right	Date and Registration N°	Parties	Information

Assignment of rights registered on April 20, 2016 under number 16-0351525-0001 from Xerox Canada Ltd. in favour of BNP Paribas.
Assignment of rights registered on July 7, 2016 under number 16-0681634-0001 from Xerox Canada Ltd. in favour of BNP Paribas.

107

	Nature of right	Date and Registration N°	Parties	Information
24.	Rights resulting from a lease	December 5, 2012 at 10:45 a.m. 12-1003915-0016	Lessor: BNP Paribas [BNP Paribas (Canada)] [Xerox Canada Ltd] Lessee: Resolute FP Canada Inc.
Property: All equipment and goods sold, leased, procured under a leasing contract, or otherwise provided to the Lessee by the Lessor or provided in replacement thereof, further to the agreement number 958800856-480091800 dated October 31 2012, the whole as may have been completed, amended, adjusted or otherwise modified from time to time.
Date of the agreement: October 31, 2012
Expiry date: December 4, 2016
Comments:
Assignment of rights registered on January 11, 2013 under number 13-0021758-0001 from Xerox Canada Ltd. in favour of BNP Paribas (Canada).
Assignment of rights registered on April 11, 2013 under number 13-0280553-0001 from Xerox Canada Ltd. in favour of BNP Paribas (Canada).
Assignment of rights registered on July 25, 2013 under number 13-0646177-0001 from Xerox Canada Ltd. in favour of BNP Paribas (Canada).
Assignment of rights registered on October 25, 2013 under number 13-0949429-0001 from Xerox Canada Ltd. in favour of BNP Paribas (Canada).
Assignment of rights registered on January 27, 2014 under number 14-0059055-0001 from Xerox Canada Ltd. in favour of BNP Paribas (Canada).
Assignment of rights registered on April 14, 2014 under number 14-0301119-0001 from Xerox Canada Ltd. in favour of BNP Paribas (Canada).
Assignment of rights registered on June 23, 2014 under number 14-0567664-0001 from BNP Paribas (Canada) in favour of BNP Paribas.
Assignment of rights registered on July 17, 2014 under number 14-0648915-0001 from Xerox Canada Ltd. in favour of BNP Paribas.
Assignment of rights registered on October 7, 2014 under number 14-00939509-0001 from Xerox Canada Ltd. in favour of BNP Paribas.
Assignment of rights registered on February 8, 2016 under number 16-0101268-0001 from Xerox Canada Ltd. in favour of BNP Paribas.

108

Nature of right	Date and Registration N°	Parties	Information

Assignment of rights registered on April 20, 2016 under number 16-0351525-0001 from Xerox Canada Ltd. in favour of BNP Paribas.
Assignment of rights registered on July 7, 2016 under number 16-0681634-0001 from Xerox Canada Ltd. in favour of BNP Paribas.

109

	Nature of right	Date and Registration N°	Parties	Information
25.	Rights resulting from a lease	December 18, 2012 at 11:35 a.m. 12-1040517-0007	Lessor: BNP Paribas [BNP Paribas (Canada)] [Xerox Canada Ltd] Lessee: Resolute FP Canada Inc.
Property: All equipment and goods sold, leased, procured under a leasing contract, or otherwise provided to the Lessee by the Lessor or provided in replacement thereof, further to the agreement number 958800856-481912400 dated December 13, 2012, the whole as may have been completed, amended, adjusted or otherwise modified from time to time.
Date of the agreement: December 13, 2012
Expiry date: December 17, 2016
Comments:
Assignment of rights registered on January 11, 2013 under number 13-0021758-0001 from Xerox Canada Ltd. in favour of BNP Paribas (Canada).
Assignment of rights registered on April 11, 2013 under number 13-0280553-0001 from Xerox Canada Ltd. in favour of BNP Paribas (Canada).
Assignment of rights registered on July 25, 2013 under number 13-0646177-0001 from Xerox Canada Ltd. in favour of BNP Paribas (Canada).
Assignment of rights registered on October 25, 2013 under number 13-0949429-0001 from Xerox Canada Ltd. in favour of BNP Paribas (Canada).
Assignment of rights registered on January 27, 2014 under number 14-0059055-0001 from Xerox Canada Ltd. in favour of BNP Paribas (Canada).
Assignment of rights registered on April 14, 2014 under number 14-0301119-0001 from Xerox Canada Ltd. in favour of BNP Paribas (Canada).
Assignment of rights registered on June 23, 2014 under number 14-0567664-0001 from BNP Paribas (Canada) in favour of BNP Paribas.
Assignment of rights registered on July 17, 2014 under number 14-0648915-0001 from Xerox Canada Ltd. in favour of BNP Paribas.
Assignment of rights registered on October 7, 2014 under number 14-00939509-0001 from Xerox Canada Ltd. in favour of BNP Paribas.
Assignment of rights registered on February 8, 2016 under number 16-0101268-0001 from Xerox Canada Ltd. in favour of BNP Paribas.

110

Nature of right	Date and Registration N°	Parties	Information

Assignment of rights registered on April 20, 2016 under number 16-0351525-0001 from Xerox Canada Ltd. in favour of BNP Paribas.
Assignment of rights registered on July 7, 2016 under number 16-0681634-0001 from Xerox Canada Ltd. in favour of BNP Paribas.

111

	Nature of right	Date and Registration N°	Parties	Information
26.	Rights resulting from a lease	December 20, 2012 at 10:50 a.m. 12-1048742-0002	Lessor: BNP Paribas [BNP Paribas (Canada)] [Xerox Canada Ltd] Lessee: Resolute FP Canada Inc.
Property: All equipment and goods sold, leased, procured under a leasing contract, or otherwise provided to the Lessee by the Lessor or provided in replacement thereof, further to the agreement number 958800856-481912400 dated December 13, 2012, the whole as may have been completed, amended, adjusted or otherwise modified from time to time.
Date of the agreement: December 13, 2012
Expiry date: December 19, 2016
Comments:
Assignment of rights registered on January 11, 2013 under number 13-0021758-0001 from Xerox Canada Ltd. in favour of BNP Paribas (Canada).
Assignment of rights registered on April 11, 2013 under number 13-0280553-0001 from Xerox Canada Ltd. in favour of BNP Paribas (Canada).
Assignment of rights registered on July 25, 2013 under number 13-0646177-0001 from Xerox Canada Ltd. in favour of BNP Paribas (Canada).
Assignment of rights registered on October 25, 2013 under number 13-0949429-0001 from Xerox Canada Ltd. in favour of BNP Paribas (Canada).
Assignment of rights registered on January 27, 2014 under number 14-0059055-0001 from Xerox Canada Ltd. in favour of BNP Paribas (Canada).
Assignment of rights registered on April 14, 2014 under number 14-0301119-0001 from Xerox Canada Ltd. in favour of BNP Paribas (Canada).
Assignment of rights registered on June 23, 2014 under number 14-0567664-0001 from BNP Paribas (Canada) in favour of BNP Paribas.
Assignment of rights registered on July 17, 2014 under number 14-0648915-0001 from Xerox Canada Ltd. in favour of BNP Paribas.
Assignment of rights registered on October 7, 2014 under number 14-00939509-0001 from Xerox Canada Ltd. in favour of BNP Paribas.
Assignment of rights registered on February 8, 2016 under number 16-0101268-0001 from Xerox Canada Ltd. in favour of BNP Paribas.

112

Nature of right	Date and Registration N°	Parties	Information

Assignment of rights registered on April 20, 2016 under number 16-0351525-0001 from Xerox Canada Ltd. in favour of BNP Paribas.
Assignment of rights registered on July 7, 2016 under number 16-0681634-0001 from Xerox Canada Ltd. in favour of BNP Paribas.

113

	Nature of right	Date and Registration N°	Parties	Information
27.	Rights resulting from a lease	February 28, 2013 at 2:14 p.m. 13-0151048-0009	Lessor: Praxair Canada Inc. Lessee: Resolute FP Canada Inc.
Property: Specific equipment consisting of bulk cryogenic storage tanks used for the storages, filling and delivery of industrial and medical gases including without limitation, argon, hydrogen, carbon dioxide, nitrogen, nitrous oxide and oxygen, and cryogenic freezers, together with all related accessories, parts, components and attachments and all proceeds of relating to any of the foregoing as well as all present or after-acquired property that may be derived from the sale or other disposition of the collateral described herein.
Date of the agreement: August 23, 2001
Expiry date: February 25, 2019

114

	Nature of right	Date and Registration N°	Parties	Information
28.	Rights resulting from a lease	March 8, 2013 at 9:00 a.m. 13-0171768-0004	Lessor: BNP Paribas [BNP Paribas (Canada)] [Xerox Canada Ltd] Lessee: Resolute FP Canada Inc.
Property: All equipment and goods sold, leased, procured under a leasing contract, or otherwise provided to the Lessee by the Lessor or provided in replacement thereof, further to the agreement number 958800856-483620100 dated February 13, 2013, the whole as may have been completed, amended, adjusted or otherwise modified from time to time.
Date of the agreement: February 13, 2013
Expiry date: March 6, 2017
Comments:
Assignment of rights registered on April 11, 2013 under number 13-0280553-0001 from Xerox Canada Ltd. in favour of BNP Paribas (Canada).
Assignment of rights registered on July 25, 2013 under number 13-0646177-0001 from Xerox Canada Ltd. in favour of BNP Paribas (Canada).
Assignment of rights registered on October 25, 2013 under number 13-0949429-0001 from Xerox Canada Ltd. in favour of BNP Paribas (Canada).
Assignment of rights registered on January 27, 2014 under number 14-0059055-0001 from Xerox Canada Ltd. in favour of BNP Paribas (Canada).
Assignment of rights registered on April 14, 2014 under number 14-0301119-0001 from Xerox Canada Ltd. in favour of BNP Paribas (Canada).
Assignment of rights registered on June 23, 2014 under number 14-0567664-0001 from BNP Paribas (Canada) in favour of BNP Paribas.
Assignment of rights registered on July 17, 2014 under number 14-0648915-0001 from Xerox Canada Ltd. in favour of BNP Paribas.
Assignment of rights registered on October 7, 2014 under number 14-00939509-0001 from Xerox Canada Ltd. in favour of BNP Paribas.
Assignment of rights registered on February 8, 2016 under number 16-0101268-0001 from Xerox Canada Ltd. in favour of BNP Paribas.
Assignment of rights registered on April 20, 2016 under number 16-0351525-0001 from Xerox Canada Ltd. in favour of BNP Paribas.
Assignment of rights registered on July 7, 2016 under number 16-0681634-0001 from Xerox Canada Ltd. in favour of BNP Paribas.

115

	Nature of right	Date and Registration N°	Parties	Information
29.	Rights resulting from a lease	January 31, 2014 at 9:00 a.m. 14-0073559-0001	Lessor: Liebherr Canada Ltd. Lessee: PF Resolu Canada Inc. – Division Baie Comeau	Property: Specific equipment (1 used 2008 Liebherr Wheel Loader). Date of the agreement: January 30, 2014 Expiry date: January 30, 2017
30.	Rights resulting from a lease	February 11, 2014 at 1:55 p.m. 14-0106089-0001
Lessor:
Samuel, Son & Co., Limited
Samuel & Fils & Cie Ltée
both carrying on business under the name:
Samuel-Acme Systèmes de cerclage
Lessee:
PF Résolu Canada Inc.
Resolute FP canada Inc.
both carrying on business under the name:
Produits Forestiers Résolu
Property: Specific equipment located at 5850 Desjardins Ave., La Doré, Québec, G8J 1B4. Date of the agreement: February 10, 2014 Expiry date: February 11, 2024

116

	Nature of right	Date and Registration N°	Parties	Information
31.	Rights resulting from a lease	March 3, 2014 at 9:00 a.m. 14-0159655-0002	Lessor: BNP Paribas [BNP Paribas (Canada)] [Xerox Canada Ltd.] Lessee: Resolute FP Canada Inc.
Property: All equipment and goods sold, leased, procured under a leasing contract or otherwise provided to the Lessee by the Lessor or provided in replacement thereof, further to the agreement number 958800856-493599500 dated February 10, 2014, the whole as may have been completed, amended, adjusted or otherwise modified from time to time.
Date of the agreement: February 10, 2014
Expiry date: February 27, 2017
Comments:
Assignment of rights registered on April 14, 2014 under number 14-0301119-0001 from Xerox Canada Ltd. in favour of BNP Paribas (Canada).
Assignment of rights registered on June 23, 2014 under number 14-0567664-0001 from BNP Paribas (Canada) in favour of BNP Paribas.
Assignment of rights registered on July 17, 2014 under number 14-0648915-0001 from Xerox Canada Ltd. in favour of BNP Paribas.
Assignment of rights registered on October 7, 2014 under number 14-00939509-0001 from Xerox Canada Ltd. in favour of BNP Paribas.
Assignment of rights registered on February 8, 2016 under number 16-0101268-0001 from Xerox Canada Ltd. in favour of BNP Paribas.
Assignment of rights registered on April 20, 2016 under number 16-0351525-0001 from Xerox Canada Ltd. in favour of BNP Paribas.
Assignment of rights registered on July 7, 2016 under number 16-0681634-0001 from Xerox Canada Ltd. in favour of BNP Paribas.

117

	Nature of right	Date and Registration N°	Parties	Information
32.	Rights resulting from a lease	May 26, 2014 at 2:58 p.m. 14-0463125-0006	Lessor: BNP Paribas [Xerox Canada Ltd.] Lessee: Resolute FP Canada Inc.
Property: All equipment and goods sold, leased, procured under a leasing contract or otherwise provided to the Lessee by the Lessor or provided in replacement thereof, further to the agreement number 958800856-481371300 dated November 30, 2012, the whole as may have been completed, amended, adjusted or otherwise modified from time to time.
Date of the agreement: November 30, 2012
Expiry date: May 25, 2018
Comments:
Assignment of rights registered on July 17, 2014 under number 14-0648915-0001 from Xerox Canada Ltd. in favour of BNP Paribas.
Assignment of rights registered on October 7, 2014 under number 14-00939509-0001 from Xerox Canada Ltd. in favour of BNP Paribas.
Assignment of rights registered on February 8, 2016 under number 16-0101268-0001 from Xerox Canada Ltd. in favour of BNP Paribas.
Assignment of rights registered on April 20, 2016 under number 16-0351525-0001 from Xerox Canada Ltd. in favour of BNP Paribas.
Assignment of rights registered on July 7, 2016 under number 16-0681634-0001 from Xerox Canada Ltd. in favour of BNP Paribas.

33.	Rights resulting from a lease	December 15, 2014 at 2:53 p.m. 14-1164526-0003	Lessor: Xerox Canada Ltd. Lessee: Resolute FP Canada Inc.
Property: All equipment and goods sold, leased, procured under a leasing contract or otherwise provided to the Lessee by the Lessor or provided in replacement thereof, further to the agreement number 958800856-501668800 dated December 12, 2014, the whole as may have been completed, amended, adjusted or otherwise modified from time to time.
Date of the agreement: December 12, 2014
Expiry date: December 14, 2017

34.	Rights of ownership of the Lessor (Leasing agreement)	February 24, 2014 at 9:00 a.m. 14-0138061-0001	Lessor: Société de services de crédit-bail GE Canada Lessee: Resolute FP Canada Inc. PF Resolu Canada Inc.	Property: Specific equipment with all accessories. Date of the agreement: February 7, 2014 Expiry date: February 7, 2020

118

	Nature of right	Date and Registration N°	Parties	Information
35.	Reservation of ownership (Instalment sale)	April 11, 2014 at 2:03 p.m. 14-0300924-0002	Vendor: Centre de Recherche Industrielle du Québec Purchaser: PF Resolu Canada Inc.	Property: Specific equipment. Date of the agreement: April 9, 2014 Expiry date: April 11, 2017
36.	Reservation of ownership (Instalment sale)	April 11, 2014 at 2:03 p.m. 14-0300924-0001	Vendor: Centre de Recherche Industrielle du Québec Purchaser: PF Resolu Canada Inc.	Property: Specific equipment. Date of the agreement: April 9, 2014 Expiry date: April 11, 2017
37.	Rights resulting from a lease	September 19, 2014 at 9:00 a.m. 14-0872356-0001	Lessor: Liebherr-Canada Ltd. Lessee: PF Résolu Canada Ltd – Division Baie Comeau	Property: Specific equipment (one (1) Liebherr Charger, model L580, 2014). Date of the agreement: September 17, 2014 Expiry date: September 18, 2017
38.	Rights resulting from a lease	May 4, 2015 at 9:00 a.m. 15-0386985-0001	Vendor: Liebherr Canada Ltd. Purchaser: PF Resolu Canada Inc.
Property: Specific equipment (one (1) Liebherr Charger, model L556 IND, 2014 and its accessories) with the products, services and repairs resulting from the sale, exchange, replacement, lease and additions and all insurance indemnities therefrom.
Date of the agreement: May 1, 2015
Expiry date: May 1, 2018

39.	Rights resulting from a lease	May 5, 2016 at 10:53 a.m. 16-0414725-0008	Lessor: BNP Paribas [Xerox Canada Ltd.] Lessee: Resolute FP Canada Inc.
Property: All equipment and goods sold, leased, procured under a leasing contract or otherwise provided to the Lessee by the Lessor or provided in replacement thereof, further to the agreement number 958800856-514080100 dated April 6, 2016, the whole as may have been completed, amended, adjusted or otherwise modified from time to time.
Date of the agreement: April 6, 2016
Expiry date: May 4, 2017
Comments:
Assignment of rights registered on July 7, 2016 under number 16-0681634-0001 from Xerox Canada Ltd. in favour of BNP Paribas.

119

	Nature of right	Date and Registration N°	Parties	Information
40.	Rights resulting from a lease	May 3, 2016 at 12:27 p.m. 16-0404023-0001	Lessor: BNP Paribas [Xerox Canada Ltd.] Lessee: Resolute FP Canada Inc.
Property: All equipment and goods sold, leased, procured under a leasing contract or otherwise provided to the Lessee by the Lessor or provided in replacement thereof, further to the agreement number 958800856-514080100 dated April 6, 2016, the whole as may have been completed, amended, adjusted or otherwise modified from time to time.
Date of the agreement: April 6, 2016
Expiry date: May 4, 2017
Comments:
Assignment of rights registered on July 7, 2016 under number 16-0681634-0001 from Xerox Canada Ltd. in favour of BNP Paribas.

41.	Rights resulting from a lease	June 25, 2015 at 9:00 a.m. 15-0593197-0003	Lessor: BNP Paribas [Xerox Canada Ltd.] Lessee: Resolute FP Canada Inc.
Property: All equipment and goods sold, leased, procured under a leasing contract or otherwise provided to the Lessee by the Lessor or provided in replacement thereof, further to the agreement number 958800856-506298900 dated May 25, 2015 the whole as may have been completed, amended, adjusted or otherwise modified from time to time.
Date of the agreement: May 25, 2015
Expiry date: June 23, 2017
Comments:
Assignment of rights registered on February 8, 2016 under number 16-0101268-0001 from Xerox Canada Ltd. in favour of BNP Paribas.
Assignment of rights registered on April 20, 2016 under number 16-0351525-0001 from Xerox Canada Ltd. in favour of BNP Paribas.
Assignment of rights registered on July 7, 2016 under number 16-0681634-0001 from Xerox Canada Ltd. in favour of BNP Paribas.

120

	Nature of right	Date and Registration N°	Parties	Information
42.	Rights resulting from a lease	February 1, 2016 at 2:29 p.m. 16-0082580-0001	Lessor: BNP Paribas [Xerox Canada Ltd.] Lessee: Resolute FP Canada Inc.
Property: All equipment and goods sold, leased, procured under a leasing contract or otherwise provided to the Lessee by the Lessor or provided in replacement thereof, further to the agreement number 958800856-511851800 dated January 11, 2016 the whole as may have been completed, amended, adjusted or otherwise modified from time to time.
Date of the agreement: January 11, 2016
Expiry date: January 31, 2020
Comments:
Assignment of rights registered on April 20, 2016 under number 16-0351525-0001 from Xerox Canada Ltd. in favour of BNP Paribas.
Assignment of rights registered on July 7, 2016 under number 16-0681634-0001 from Xerox Canada Ltd. in favour of BNP Paribas.

43.	Rights resulting from a lease	August 14, 2015 at 10:45 a.m. 15-0782436-0001	Lessor: Samuel Strapping Systems, a division of Samuel & Cie Ltée [Samuel Strapping Systems] Lessee: PF Resolu Canada Inc. Resolute FP Canada Inc.
Property: Specific equipment.
Date of the agreement: July 15, 2015
Expiry date: July 15, 2019
Comments:
Rectification registered on August 20, 2015 under number 15-0805362-0001 to correct the name of the Lessor.

44.	Rights resulting from a lease	August 26, 2016 at 2:13 p.m. 16-0838855-0001	Lessor: Liebherr Canada Limited Lessee: PF Résolu Canada Inc, (Division Baie Comeau)
Property: Specific equipment (one (1) Liebherr model A934CHD wheel loader, serial number 035245-1007, project number 400121, rental number contract 20825).
Date of the agreement: August 26, 2016
Expiry date: August 26, 2019

45.	Rights resulting from a lease	July 14, 2016 at 12:58 p-.m. 16-0680276-0001	Lessor: Liebherr Canada Ltd. Lessee: PF Résolu Canada Inc. (Division Baie Comeau)
Property: Specific equipment (one (1) Liebherr wheel loader, model L556 IND, serial number 1288-41428) with accessories and all proceeds therefrom.
Date of the agreement: July 14, 2016
Expiry date: July 14, 2019

121

	Nature of right	Date and Registration N°	Parties	Information
46.	Rights resulting from a lease	March 16, 2016 at 11:27 a.m. 16-0222165-0001	Lessor: Liebherr Canada Ltd. Lessee: PF Résolu Canada Inc. / Resolute FP Canada Inc.
Property: Specific equipment (one (1) Liebherr wheel loader, 2015, model LH50M, serial number 1203-83545) with accessories and all proceeds therefrom.
Date of the agreement: March 16, 2016
Expiry date: March 16, 2019

47.	Rights resulting from a lease	February 19, 2016 at 9:00 a.m. 16-0139011-0001	Lessor: Liebherr Canada Ltd. Lessee: PF Resolut Canada Inc. (Division Baie Comeau)
Property: Specific equipment (one (1) used wheeled Excavator 2004 Liebherr, model A934BHD, serial number 935-019551) with accessories and all proceeds therefrom.
Date of the agreement: February 18, 2016
Expiry date: February 18, 2019

Bowater Canadian Limited
Bowater Canadienne Limitee
HYPOTHECS

122

	Nature of right	Date and Registration N°	Parties	Summary of Charge and Information
G)	Conventional hypothec without delivery	May 19, 2015 at 2:52 p.m. 15-0448416-0001
Secured Party:
Bank of America, N.A.
Grantors:
AbitibiBowater Canada Inc.
Resolute FP Canada Inc.
PF Résolu Canada Inc.
Bowater Canadian Limited
Bowater Canadienne Limitée
Bowater Lahave Corporation
[Fibrek Holding Inc.]
[Gestion Fibrek Inc.]
Fibrek General Partnership
Fibrek S.E.N.C.
Fibrek International Inc.
Resolute Growth Canada Inc.
Croissance Résolu Canada Inc.
3294649 Nova Scotia Company
Fibrek Canada ULC
[Resolute Sales Inc.]
[Résolu Ventes Inc.]

Charged property: All of each Grantor’s right, title and interest in and to the following property, whether now owned or hereafter acquired, and wheresoever situate (collectively, the “Collateral”):
a)
All Claims;
b)
All cash and Deposit Accounts and all monies deposited therein;
c)
All Inventory;
d)
All commodities contracts, commodities accounts, securities and securities accounts (and security entitlements or financial assets credited thereto);
e)
To the extent evidencing or governing any of the items referred to in the preceding clauses (a) through (d):
(ii)
all Documents of Title;
(iii)
all incorporeal movable property (excluding Intellectual Property);
(iv)
all Contracts; and
(v)
all Instruments;
f)
Each promissory note evidencing Indebtedness that evidences, governs or arises out of the disposition after the Closing Date of any accounts receivable included in the preceding clauses (a) or Inventory included in the preceding clauses (c), excluding in each case:
(i)
promissory notes executed in favour of a Grantor by any Credit Party or Subsidiary; and
(ii)
promissory notes in a principal amount of less than US$20,000,000, so long as the aggregate principal amount of promissory notes not so pledged under the exclusion does not exceed US$40,000,000,
(collectively, the “Pledged Debt Securities”);
g)
To the extent securing or supporting any of the items referred to in the preceding clauses (a) through (e), all supporting obligations and letter of credit rights (whether or not the respective letter of credit is evidenced by a writing);
h)
All Books and Record pertaining to the foregoing;
i)
All fruits and revenues emanating from the Collateral (the “Proceeds”); and
j)
Any and all Collateral which is acquired, transformed or manufactured after the date of the Deed shall be charged:

123

Nature of right	Date and Registration N°	Parties	Summary of Charge and Information

(i)
whether or not such property has been acquired in replacement of other Collateral which may have been alienated by such Grantor in the ordinary course of business;
(ii)
whether or not such property results from a transformation, mixture or combination of any Collateral; and
(iii)
in the case of any of the Pledged Debt Securities, whether or not they have been issued pursuant to the purchase, redemption, conversion or cancellation or any other transformation of such charged Pledged Debt Securities.
Capitalized terms used but not otherwise defined have the meaning ascribed in the registration.
Amount: $1,500,000,000 with interest at the rate of 25% per annum.
Expiry date: May 19, 2025
Comments:
Modification registered on August 19, 2015 under number 15-0801206-0001 to remove Resolute Sales Inc./Resolu Ventes Inc. as a grantor.
Change of name registered on August 3, 2015 under number 15-0734317-0001 to change the name “Gestion Fibrek Inc.” and “Fibrek Holding Inc.” to “Fibrek Canada ULC”.
Rectification registered on May 28, 2015 under number 15-0464062-0001 to correct the definition of “Revolving Exposure”.

124

AbitibiBowater Canada Inc.
HYPOTHECS

	Nature of right	Date and Registration N°	Parties	Summary of Charge and Information
H)	Conventional hypothec without delivery	May 19, 2015 at 2:52 p.m. 15-0448416-0001
Secured Party:
Bank of America, N.A.
Grantors:
AbitibiBowater Canada Inc.
Resolute FP Canada Inc.
PF Résolu Canada Inc.
Bowater Canadian Limited
Bowater Canadienne Limitée
Bowater Lahave Corporation
[Fibrek Holding Inc.]
[Gestion Fibrek Inc.]
Fibrek General Partnership
Fibrek S.E.N.C.
Fibrek International Inc.
Resolute Growth Canada Inc.
Croissance Résolu Canada Inc.
3294649 Nova Scotia Company
Fibrek Canada ULC
[Resolute Sales Inc.]
[Résolu Ventes Inc.]

Charged property: All of each Grantor’s right, title and interest in and to the following property, whether now owned or hereafter acquired, and wheresoever situate (collectively, the “Collateral”):
a)
All Claims;
b)
All cash and Deposit Accounts and all monies deposited therein;
c)
All Inventory;
d)
All commodities contracts, commodities accounts, securities and securities accounts (and security entitlements or financial assets credited thereto);
e)
To the extent evidencing or governing any of the items referred to in the preceding clauses (a) through (d):
(ii)
all Documents of Title;
(iii)
all incorporeal movable property (excluding Intellectual Property);
(iv)
all Contracts; and
(v)
all Instruments;
a)
Each promissory note evidencing Indebtedness that evidences, governs or arises out of the disposition after the Closing Date of any accounts receivable included in the preceding clauses (a) or Inventory included in the preceding clauses (c), excluding in each case:
(iii)
promissory notes executed in favour of a Grantor by any Credit Party or Subsidiary; and
(iv)
promissory notes in a principal amount of less than US$20,000,000, so long as the aggregate principal amount of promissory notes not so pledged under the exclusion does not exceed US$40,000,000,
(collectively, the “Pledged Debt Securities”);
b)
To the extent securing or supporting any of the items referred to in the preceding clauses (a) through (e), all supporting obligations and letter of credit rights (whether or not the respective letter of credit is evidenced by a writing);
c)
All Books and Record pertaining to the foregoing;
d)
All fruits and revenues emanating from the Collateral (the “Proceeds”); and

125

Nature of right	Date and Registration N°	Parties	Summary of Charge and Information

e)
Any and all Collateral which is acquired, transformed or manufactured after the date of the Deed shall be charged:
(iv)
whether or not such property has been acquired in replacement of other Collateral which may have been alienated by such Grantor in the ordinary course of business;
(v)
whether or not such property results from a transformation, mixture or combination of any Collateral; and
(vi)
in the case of any of the Pledged Debt Securities, whether or not they have been issued pursuant to the purchase, redemption, conversion or cancellation or any other transformation of such charged Pledged Debt Securities.
Capitalized terms used but not otherwise defined have the meaning ascribed in the registration.
Amount: $1,500,000,000 with interest at the rate of 25% per annum.
Expiry date: May 19, 2025
Comments:
Modification registered on August 19, 2015 under number 15-0801206-0001 to remove Resolute Sales Inc./Resolu Ventes Inc. as a grantor.
Change of name registered on August 3, 2015 under number 15-0734317-0001 to change the name “Gestion Fibrek Inc.” and “Fibrek Holding Inc.” to “Fibrek Canada ULC”.
Rectification registered on May 28, 2015 under number 15-0464062-0001 to correct the definition of “Revolving Exposure”.

126

Bowater Lahave Corporation
HYPOTHECS

	Nature of right	Date and Registration N°	Parties	Summary of Charge and Information
I)	Conventional hypothec without delivery	May 19, 2015 at 2:52 p.m. 15-0448416-0001
Secured Party:
Bank of America, N.A.
Grantors:
AbitibiBowater Canada Inc.
Resolute FP Canada Inc.
PF Résolu Canada Inc.
Bowater Canadian Limited
Bowater Canadienne Limitée
Bowater Lahave Corporation
[Fibrek Holding Inc.]
[Gestion Fibrek Inc.]
Fibrek General Partnership
Fibrek S.E.N.C.
Fibrek International Inc.
Resolute Growth Canada Inc.
Croissance Résolu Canada Inc.
3294649 Nova Scotia Company
Fibrek Canada ULC
[Resolute Sales Inc.]
[Résolu Ventes Inc.]

Charged property: All of each Grantor’s right, title and interest in and to the following property, whether now owned or hereafter acquired, and wheresoever situate (collectively, the “Collateral”):
a)
All Claims;
b)
All cash and Deposit Accounts and all monies deposited therein;
c)
All Inventory;
d)
All commodities contracts, commodities accounts, securities and securities accounts (and security entitlements or financial assets credited thereto);
e)
To the extent evidencing or governing any of the items referred to in the preceding clauses (a) through (d):
(ii)
all Documents of Title;
(iii)
all incorporeal movable property (excluding Intellectual Property);
(iv)
all Contracts; and
(v)
all Instruments;
a)
Each promissory note evidencing Indebtedness that evidences, governs or arises out of the disposition after the Closing Date of any accounts receivable included in the preceding clauses (a) or Inventory included in the preceding clauses (c), excluding in each case:
(v)
promissory notes executed in favour of a Grantor by any Credit Party or Subsidiary; and
(vi)
promissory notes in a principal amount of less than US$20,000,000, so long as the aggregate principal amount of promissory notes not so pledged under the exclusion does not exceed US$40,000,000,
(collectively, the “Pledged Debt Securities”);
b)
To the extent securing or supporting any of the items referred to in the preceding clauses (a) through (e), all supporting obligations and letter of credit rights (whether or not the respective letter of credit is evidenced by a writing);

127

Nature of right	Date and Registration N°	Parties	Summary of Charge and Information

c)
All Books and Record pertaining to the foregoing;
d)
All fruits and revenues emanating from the Collateral (the “Proceeds”); and
e)
Any and all Collateral which is acquired, transformed or manufactured after the date of the Deed shall be charged:
(vii)
whether or not such property has been acquired in replacement of other Collateral which may have been alienated by such Grantor in the ordinary course of business;
(viii)
whether or not such property results from a transformation, mixture or combination of any Collateral; and
(ix)
in the case of any of the Pledged Debt Securities, whether or not they have been issued pursuant to the purchase, redemption, conversion or cancellation or any other transformation of such charged Pledged Debt Securities.
Capitalized terms used but not otherwise defined have the meaning ascribed in the registration.
Amount: $1,500,000,000 with interest at the rate of 25% per annum.
Expiry date: May 19, 2025
Comments:
Modification registered on August 19, 2015 under number 15-0801206-0001 to remove Resolute Sales Inc./Resolu Ventes Inc. as a grantor.
Change of name registered on August 3, 2015 under number 15-0734317-0001 to change the name “Gestion Fibrek Inc.” and “Fibrek Holding Inc.” to “Fibrek Canada ULC”.
Rectification registered on May 28, 2015 under number 15-0464062-0001 to correct the definition of “Revolving Exposure”.

128

Fibrek Canada ULC
HYPOTHECS

	Nature of right	Date and Registration N°	Parties	Summary of Charge and Information
J)	Conventional hypothec without delivery	May 19, 2015 at 2:52 p.m. 15-0448416-0001
Secured Party:
Bank of America, N.A.
Grantors:
AbitibiBowater Canada Inc.
Resolute FP Canada Inc.
PF Résolu Canada Inc.
Bowater Canadian Limited
Bowater Canadienne Limitée
Bowater Lahave Corporation
[Fibrek Holding Inc.]
[Gestion Fibrek Inc.]
Fibrek General Partnership
Fibrek S.E.N.C.
Fibrek International Inc.
Resolute Growth Canada Inc.
Croissance Résolu Canada Inc.
3294649 Nova Scotia Company
Fibrek Canada ULC
[Resolute Sales Inc.]
[Résolu Ventes Inc.]

Charged property: All of each Grantor’s right, title and interest in and to the following property, whether now owned or hereafter acquired, and wheresoever situate (collectively, the “Collateral”):
a)
All Claims;
b)
All cash and Deposit Accounts and all monies deposited therein;
c)
All Inventory;
d)
All commodities contracts, commodities accounts, securities and securities accounts (and security entitlements or financial assets credited thereto);
e)
To the extent evidencing or governing any of the items referred to in the preceding clauses (a) through (d):
(ii)
all Documents of Title;
(iii)
all incorporeal movable property (excluding Intellectual Property);
(iv)
all Contracts; and
(v)
all Instruments;
a)
Each promissory note evidencing Indebtedness that evidences, governs or arises out of the disposition after the Closing Date of any accounts receivable included in the preceding clauses (a) or Inventory included in the preceding clauses (c), excluding in each case:
(vii)
promissory notes executed in favour of a Grantor by any Credit Party or Subsidiary; and
(viii)
promissory notes in a principal amount of less than US$20,000,000, so long as the aggregate principal amount of promissory notes not so pledged under the exclusion does not exceed US$40,000,000,
(collectively, the “Pledged Debt Securities”);
b)
To the extent securing or supporting any of the items referred to in the preceding clauses (a) through (e), all supporting obligations and letter of credit rights (whether or not the respective letter of credit is evidenced by a writing);

129

Nature of right	Date and Registration N°	Parties	Summary of Charge and Information

c)
All Books and Record pertaining to the foregoing;
d)
All fruits and revenues emanating from the Collateral (the “Proceeds”); and
e)
Any and all Collateral which is acquired, transformed or manufactured after the date of the Deed shall be charged:
(x)
whether or not such property has been acquired in replacement of other Collateral which may have been alienated by such Grantor in the ordinary course of business;
(xi)
whether or not such property results from a transformation, mixture or combination of any Collateral; and
(xii)
in the case of any of the Pledged Debt Securities, whether or not they have been issued pursuant to the purchase, redemption, conversion or cancellation or any other transformation of such charged Pledged Debt Securities.
Capitalized terms used but not otherwise defined have the meaning ascribed in the registration.
Amount: $1,500,000,000 with interest at the rate of 25% per annum.
Expiry date: May 19, 2025
Comments:
Modification registered on August 19, 2015 under number 15-0801206-0001 to remove Resolute Sales Inc./Resolu Ventes Inc. as a grantor.
Change of name registered on August 3, 2015 under number 15-0734317-0001 to change the name “Gestion Fibrek Inc.” and “Fibrek Holding Inc.” to “Fibrek Canada ULC”.
Rectification registered on May 28, 2015 under number 15-0464062-0001 to correct the definition of “Revolving Exposure”.

130

OTHER REGISTRATIONS

	Nature of right	Date and Registration N°	Parties	Information
2.	Rights of ownership of the Lessor (Leasing agreement)	November 4, 2011 at 11:27 a.m. 11-0853523-0001	Lessor: CBSC Capital Inc. Lessees: Fibrek S.E.N.C. Fibrek Holding Inc. Gestion Fibrek Inc. [Fibrek Inc.]
Property: All goods supplied by the Lessor to the Lessee, together with all attachments, accessories, accessions, replacements, substitutions, additions and improvements to the foregoing and all proceeds.
Date of the agreement: November 4, 2011
Expiry date: November 3, 2017
Comments:
Change of name resulting from an amalgamation registered on January 9, 2013 under number 13-0014823-0001 from Fibrek Inc., Fibrek Holding Inc., Gestion Fibrek Inc. to Fibrek Holding Inc. and Gestion Fibrek Inc.

3.	Reservation of ownership (Instalment sale)	August 13, 2014 at 2:58 p.m. 14-0746462-0001	Vendor: Acklands-Grainger Inc. Purchaser: Fibrek Inc.	Property: Specific equipment. Date of the agreement: - Expiry date: August 13, 2019
4.	Rights of ownership of the Lessor (Leasing agreement)	October 5, 2015 at 9:00 a.m. 15-0966384-0001
Lessor:
De Lage Landen Financial Serevices Canada Inc.
Lessees:
Fibrek S.E.N.C.
Fibrek General Partnership
Fibrek S.E.N.C./Fibrek General Partnership
Fibrek General Partnership/ Fibrek S.E.N.C.
Fibrek Canada Ulc
SFK Pate Finco Inc.
SFK Pulp Finco Inc.
SFK Pate Finco Inc./ SFK Pulp Finco Inc.
SFK Pulp Finco Inc./ SFK Pate Finco Inc.
[Skf Pate Finco Inc.]
[Skf Pulp Finco Inc.]
[Skf Pate Finco Inc./Skf Pulp Finco Inc.]
[Skf Pulp Finco Inc./Skf Pate Finco Inc.]

Property: Specific equipment (new 2015 Titan trackmobile mobile raidcar mover) with all attachments and accessories including all parts, accessories, replacements, additions and accessions, tangible and intangible (including software), now and hereafter relating thereto or affixed thereon and including any documentation, manuals or information provided in connection therewith.
Date of the agreement: November 5, 2015
Expiry date: October 1, 2021
Comments:
Rectification registered on January 4, 2016 under number 15-1253459-0001 to correct the name of a Lessee
Modification registered on January 6, 2016 under number 16-0007717-0001 to amend the date of the agreement from October 2, 2016 to November 5, 2015.

131

Fibrek General Partnership
Fibrek S.E.N.C.
HYPOTHECS

	Nature of right	Date and Registration N°	Parties	Summary of Charge and Information
K)	Conventional hypothec without delivery	May 19, 2015 at 2:52 p.m. 15-0448416-0001
Secured Party:
Bank of America, N.A.
Grantors:
AbitibiBowater Canada Inc.
Resolute FP Canada Inc.
PF Résolu Canada Inc.
Bowater Canadian Limited
Bowater Canadienne Limitée
Bowater Lahave Corporation
[Fibrek Holding Inc.]
[Gestion Fibrek Inc.]
Fibrek General Partnership
Fibrek S.E.N.C.
Fibrek International Inc.
Resolute Growth Canada Inc.
Croissance Résolu Canada Inc.
3294649 Nova Scotia Company
Fibrek Canada ULC
[Resolute Sales Inc.]
[Résolu Ventes Inc.]

Charged property: All of each Grantor’s right, title and interest in and to the following property, whether now owned or hereafter acquired, and wheresoever situate (collectively, the “Collateral”):
a)
All Claims;
b)
All cash and Deposit Accounts and all monies deposited therein;
c)
All Inventory;
d)
All commodities contracts, commodities accounts, securities and securities accounts (and security entitlements or financial assets credited thereto);
e)
To the extent evidencing or governing any of the items referred to in the preceding clauses (a) through (d):
(ii)
all Documents of Title;
(iii)
all incorporeal movable property (excluding Intellectual Property);
(iv)
all Contracts; and
(v)
all Instruments;
a)
Each promissory note evidencing Indebtedness that evidences, governs or arises out of the disposition after the Closing Date of any accounts receivable included in the preceding clauses (a) or Inventory included in the preceding clauses (c), excluding in each case:
(ix)
promissory notes executed in favour of a Grantor by any Credit Party or Subsidiary; and
(x)
promissory notes in a principal amount of less than US$20,000,000, so long as the aggregate principal amount of promissory notes not so pledged under the exclusion does not exceed US$40,000,000,
(collectively, the “Pledged Debt Securities”);
b)
To the extent securing or supporting any of the items referred to in the preceding clauses (a) through (e), all supporting obligations and letter of credit rights (whether or not the respective letter of credit is evidenced by a writing);

132

Nature of right	Date and Registration N°	Parties	Summary of Charge and Information

c)
All Books and Record pertaining to the foregoing;
d)
All fruits and revenues emanating from the Collateral (the “Proceeds”); and
e)
Any and all Collateral which is acquired, transformed or manufactured after the date of the Deed shall be charged:
(xiii)
whether or not such property has been acquired in replacement of other Collateral which may have been alienated by such Grantor in the ordinary course of business;
(xiv)
whether or not such property results from a transformation, mixture or combination of any Collateral; and
(xv)
in the case of any of the Pledged Debt Securities, whether or not they have been issued pursuant to the purchase, redemption, conversion or cancellation or any other transformation of such charged Pledged Debt Securities.
Capitalized terms used but not otherwise defined have the meaning ascribed in the registration.
Amount: $1,500,000,000 with interest at the rate of 25% per annum.
Expiry date: May 19, 2025
Comments:
Modification registered on August 19, 2015 under number 15-0801206-0001 to remove Resolute Sales Inc./Resolu Ventes Inc. as a grantor.
Change of name registered on August 3, 2015 under number 15-0734317-0001 to change the name “Gestion Fibrek Inc.” and “Fibrek Holding Inc.” to “Fibrek Canada ULC”.
Rectification registered on May 28, 2015 under number 15-0464062-0001 to correct the definition of “Revolving Exposure”.

133

OTHER REGISTRATIONS

	Nature of right	Date and Registration N°	Parties	Information
2.	Rights resulting from a lease	December 23, 2010 at 9:52 a.m. 10-0902123-0006	Lessor: Deragon Location Inc. Lessee: Fibrek Senc.	Property: Specific vehicle (BMW 528 I, 2010). Date of the agreement: December 22, 2010 Expiry date: December 22, 2017
3.	Rights resulting from a lease	December 23, 2010 at 9:52 a.m. 10-0902123-0005	Lessor: Deragon Location Inc. Lessee: Fibrek Senc.	Property: Specific vehicle (BMW 335XI, 2010). Date of the agreement: December 22, 2010 Expiry date: December 22, 2017
4.	Rights of ownership of the Lessor (Leasing agreement)	April 21, 2011 at 10:48 a.m. 11-0278791-0004	Lessor: Hewlett-Packard Financial Services Canada Company Compagnie de Services Financiers Hewlett-Packard Canada Lessee: Fibrek S.E.N.C.
Property: Any and all equipment, tangible and intangible, pursuant to equipment schedule no. 3495523556000001 and amendments thereto, under Master Lease Agreement no. 3495523556, and all amounts owing thereunder.
Date of the agreement: April 19, 2011
Expiry date: April 19, 2016

5.	Rights of ownership of the Lessor (Leasing agreement) (Global registration)	April 21, 2011 at 10:48 a.m. 11-0278791-0003	Lessor: Hewlett-Packard Financial Services Canada Company Compagnie de Services Financiers Hewlett-Packard Canada Lessee: Fibrek S.E.N.C.
Property: Any and all equipment, tangible and intangible, leased pursuant to schedules under Master Lease Agreement no. 3495523556 and any proceeds therefrom.
Date of the agreement: April 19, 2011
Expiry date: April 19, 2021

6.	Rights resulting from a lease	May 5, 2011 at 9:00 a.m. 11-0318320-0015	Lessor: Deragon Location Inc. Lessee: Fibrek S.E.N.C.	Property: Specific vehicle (BMW X3, 2011). Date of the agreement: April 26, 2011 Expiry date: April 26, 2018

134

	Nature of right	Date and Registration N°	Parties	Information
7.	Rights of ownership of the Lessor (Leasing agreement)	November 4, 2011 at 11:27 a.m. 11-0853523-0001	Lessor: CBSC Capital Inc. Lessees: Fibrek S.E.N.C. Fibrek Holding Inc. Gestion Fibrek Inc. [Fibrek Inc.]
Property: All goods supplied by the Lessor to the Lessee, together with all attachments, accessories, accessions, replacements, substitutions, additions and improvements to the foregoing and all proceeds.
Date of the agreement: November 4, 2011
Expiry date: November 3, 2017
Comments:
Change of name resulting from an amalgamation registered on January 9, 2013 under number 13-0014823-0001 from Fibrek Inc., Fibrek Holding Inc., Gestion Fibrek Inc. to Fibrek Holding Inc. and Gestion Fibrek Inc.

8.	Rights of ownership of the Lessor (Leasing agreement)	October 5, 2015 at 9:00 a.m. 15-0966384-0001
Lessor:
De Lage Landen Financial Serevices Canada Inc.
Lessees:
Fibrek S.E.N.C.
Fibrek General Partnership
Fibrek S.E.N.C./Fibrek General Partnership
Fibrek General Partnership/ Fibrek S.E.N.C.
Fibrek Canada Ulc
SFK Pate Finco Inc.
SFK Pulp Finco Inc.
SFK Pate Finco Inc./ SFK Pulp Finco Inc.
SFK Pulp Finco Inc./ SFK Pate Finco Inc.
[Skf Pate Finco Inc.]
[Skf Pulp Finco Inc.]
[Skf Pate Finco Inc./Skf Pulp Finco Inc.]
[Skf Pulp Finco Inc./Skf Pate Finco Inc.]

Property: Specific equipment (new 2015 Titan trackmobile mobile raidcar mover) with all attachments and accessories including all parts, accessories, replacements, additions and accessions, tangible and intangible (including software), now and hereafter relating thereto or affixed thereon and including any documentation, manuals or information provided in connection therewith.
Date of the agreement: November 5, 2015
Expiry date: October 1, 2021
Comments:
Rectification registered on January 4, 2016 under number 15-1253459-0001 to correct the name of a Lessee
Modification registered on January 6, 2016 under number 16-0007717-0001 to amend the date of the agreement from October 2, 2016 to November 5, 2015.

135

Fibrek International Inc.
HYPOTHECS

	Nature of right	Date and Registration N°	Parties	Summary of Charge and Information
L)	Conventional hypothec without delivery	May 19, 2015 at 2:52 p.m. 15-0448416-0001
Secured Party:
Bank of America, N.A.
Grantors:
AbitibiBowater Canada Inc.
Resolute FP Canada Inc.
PF Résolu Canada Inc.
Bowater Canadian Limited
Bowater Canadienne Limitée
Bowater Lahave Corporation
[Fibrek Holding Inc.]
[Gestion Fibrek Inc.]
Fibrek General Partnership
Fibrek S.E.N.C.
Fibrek International Inc.
Resolute Growth Canada Inc.
Croissance Résolu Canada Inc.
3294649 Nova Scotia Company
Fibrek Canada ULC
[Resolute Sales Inc.]
[Résolu Ventes Inc.]

Charged property: All of each Grantor’s right, title and interest in and to the following property, whether now owned or hereafter acquired, and wheresoever situate (collectively, the “Collateral”):
a)
All Claims;
b)
All cash and Deposit Accounts and all monies deposited therein;
c)
All Inventory;
d)
All commodities contracts, commodities accounts, securities and securities accounts (and security entitlements or financial assets credited thereto);
e)
To the extent evidencing or governing any of the items referred to in the preceding clauses (a) through (d):
(ii)
all Documents of Title;
(iii)
all incorporeal movable property (excluding Intellectual Property);
(iv)
all Contracts; and
(v)
all Instruments;
a)
Each promissory note evidencing Indebtedness that evidences, governs or arises out of the disposition after the Closing Date of any accounts receivable included in the preceding clauses (a) or Inventory included in the preceding clauses (c), excluding in each case:
(xi)
promissory notes executed in favour of a Grantor by any Credit Party or Subsidiary; and
(xii)
promissory notes in a principal amount of less than US$20,000,000, so long as the aggregate principal amount of promissory notes not so pledged under the exclusion does not exceed US$40,000,000,
(collectively, the “Pledged Debt Securities”);
b)
To the extent securing or supporting any of the items referred to in the preceding clauses (a) through (e), all supporting obligations and letter of credit rights (whether or not the respective letter of credit is evidenced by a writing);

136

Nature of right	Date and Registration N°	Parties	Summary of Charge and Information

c)
All Books and Record pertaining to the foregoing;
d)
All fruits and revenues emanating from the Collateral (the “Proceeds”); and
e)
Any and all Collateral which is acquired, transformed or manufactured after the date of the Deed shall be charged:
(i)
whether or not such property has been acquired in replacement of other Collateral which may have been alienated by such Grantor in the ordinary course of business;
(ii)
whether or not such property results from a transformation, mixture or combination of any Collateral; and
(iii)
in the case of any of the Pledged Debt Securities, whether or not they have been issued pursuant to the purchase, redemption, conversion or cancellation or any other transformation of such charged Pledged Debt Securities.
Capitalized terms used but not otherwise defined have the meaning ascribed in the registration.
Amount: $1,500,000,000 with interest at the rate of 25% per annum.
Expiry date: May 19, 2025
Comments:
Modification registered on August 19, 2015 under number 15-0801206-0001 to remove Resolute Sales Inc./Resolu Ventes Inc. as a grantor.
Change of name registered on August 3, 2015 under number 15-0734317-0001 to change the name “Gestion Fibrek Inc.” and “Fibrek Holding Inc.” to “Fibrek Canada ULC”.
Rectification registered on May 28, 2015 under number 15-0464062-0001 to correct the definition of “Revolving Exposure”.

137

Resolute Growth Canada Inc.
Croissance Résolu Canada Inc.
HYPOTHEC

	Nature of right	Date and Registration N°	Parties	Summary of Charge and Information
M)	Conventional hypothec without delivery	May 19, 2015 at 2:52 p.m. 15-0448416-0001
Secured Party:
Bank of America, N.A.
Grantors:
AbitibiBowater Canada Inc.
Resolute FP Canada Inc.
PF Résolu Canada Inc.
Bowater Canadian Limited
Bowater Canadienne Limitée
Bowater Lahave Corporation
[Fibrek Holding Inc.]
[Gestion Fibrek Inc.]
Fibrek General Partnership
Fibrek S.E.N.C.
Fibrek International Inc.
Resolute Growth Canada Inc.
Croissance Résolu Canada Inc.
3294649 Nova Scotia Company
Fibrek Canada ULC
[Resolute Sales Inc.]
(i)    [Résolu Ventes Inc.]

Charged property: All of each Grantor’s right, title and interest in and to the following property, whether now owned or hereafter acquired, and wheresoever situate (collectively, the “Collateral”):
a) All Claims;
b) All cash and Deposit Accounts and all monies deposited therein;
c) All Inventory;
d) All commodities contracts, commodities accounts, securities and securities accounts (and security entitlements or financial assets credited thereto);
e) To the extent evidencing or governing any of the items referred to in the preceding clauses (a) through (d):
(i)    all Documents of Title;
(ii)    all incorporeal movable property (excluding Intellectual Property);
(iii)    all Contracts; and
(iv)    all Instruments;
f)    Each promissory note evidencing Indebtedness that evidences, governs or arises out of the disposition after the Closing Date of any accounts receivable included in the preceding clauses (a) or Inventory included in the preceding clauses (c), excluding in each case:
(i)    promissory notes executed in favour of a Grantor by any Credit Party or Subsidiary; and
(ii)    promissory notes in a principal amount of less than US$20,000,000, so long as the aggregate principal amount of promissory notes not so pledged under the exclusion does not exceed US$40,000,000,
(collectively, the “Pledged Debt Securities”);

138

Nature of right	Date and Registration N°	Parties	Summary of Charge and Information

g)    To the extent securing or supporting any of the items referred to in the preceding clauses (a) through (e), all supporting obligations and letter of credit rights (whether or not the respective letter of credit is evidenced by a writing);
h)    All Books and Record pertaining to the foregoing;
i)    All fruits and revenues emanating from the Collateral (the “Proceeds”); and
j)    Any and all Collateral which is acquired, transformed or manufactured after the date of the Deed shall be charged:
(i)    whether or not such property has been acquired in replacement of other Collateral which may have been alienated by such Grantor in the ordinary course of business;
(ii)    whether or not such property results from a transformation, mixture or combination of any Collateral; and
(iii)    in the case of any of the Pledged Debt Securities, whether or not they have been issued pursuant to the purchase, redemption, conversion or cancellation or any other transformation of such charged Pledged Debt Securities.
Capitalized terms used but not otherwise defined have the meaning ascribed in the registration.
Amount: $1,500,000,000 with interest at the rate of 25% per annum.
Expiry date: May 19, 2025
Comments:
Modification registered on August 19, 2015 under number 15-0801206-0001 to remove Resolute Sales Inc./Resolu Ventes Inc. as a grantor.
Change of name registered on August 3, 2015 under number 15-0734317-0001 to change the name “Gestion Fibrek Inc.” and “Fibrek Holding Inc.” to “Fibrek Canada ULC”.
Rectification registered on May 28, 2015 under number 15-0464062-0001 to correct the definition of “Revolving Exposure”.

139

	Nature of right	Date and Registration N°	Parties	Summary of Charge and Information
N)	Conventional hypothec without delivery	September 30, 2015 at 10:26 a.m. 15-0953360-0002	Secured Party: Canadian Imperial Bank of Commerce Grantor: Resolute Growth Canada Inc. Croissance Résolu Canada Inc.
Charged property: The following property:
a) Collateral Accounts in Cdn Dollars number 00-00817, transit 00001 and in US Dollars number 02-42918, transit 00001 in the name of the Agent opened with the Depositary Bank and any other Collateral Account which in the future may be opened with the Depositary Bank (either in the name of the Agent or in the name of Resolute Growth or a successor thereof);
 b) all present and future Deposits; and
 c) all interest payable in respect of Deposits.
 DEFINITIONS
 "Agent" means Canadian Imperial Bank of Commerce, as agent for the Lenders.
 "Collateral Account" means any account (and any replacement account) opened with the Depositary Bank in accordance with Article 8 of the Facility Agreement;
 "Depositary Bank" means Canadian Imperial Bank of Commerce;
 "Deposits" means any and all present and future sums of money credited to or otherwise recorded in the Collateral Accounts and includes any present and future credit balance in any of such accounts but excludes, for greater certainty, any sums which are withdrawn from Collateral Accounts or proceeds of such withdrawals;
"Facility Agreement" means the amended and restated facility agreement dated as of September 21, 2015 among Resolute FP Canada Inc. and Resolute Growth, acting as borrowers, and Canadian Imperial Bank of Commerce, acting as Lender and as Agent(as amended, supplemented, restated or otherwise modified from time to time);
 "Lenders" means Canadian Imperial Bank of Commerce as initial Lender under the Facility Agreement and any other financial institution that becomes a Lender thereunder;
 "Resolute Growth" means Resolute Growth Canada Inc.
Amount: $120,000,000 with interest at the rate of 20% per annum.
Expiry date: September 30, 2025

140

3284649 Nova Scotia Company
HYPOTHECS

	Nature of right	Date and Registration N°	Parties	Summary of Charge and Information
O)	Conventional hypothec without delivery	May 19, 2015 at 2:52 p.m. 15-0448416-0001
Secured Party:
Bank of America, N.A.
Grantors:
AbitibiBowater Canada Inc.
Resolute FP Canada Inc.
PF Résolu Canada Inc.
Bowater Canadian Limited
Bowater Canadienne Limitée
Bowater Lahave Corporation
Fibrek Holding Inc.
Gestion Fibrek Inc.
Fibrek General Partnership
Fibrek S.E.N.C.
Fibrek International Inc.
Resolute Growth Canada Inc.
Croissance Résolu Canada Inc.
3294649 Nova Scotia Company
Resolute Sales Inc.
Résolu Ventes Inc.

Charged property: All of each Grantor’s right, title and interest in and to the following property, whether now owned or hereafter acquired, and wheresoever situate (collectively, the “Collateral”):
a)
All Claims;
b)
All cash and Deposit Accounts and all monies deposited therein;
c)
All Inventory;
d)
All commodities contracts, commodities accounts, securities and securities accounts (and security entitlements or financial assets credited thereto);
e)
To the extent evidencing or governing any of the items referred to in the preceding clauses (a) through (d):
(ii)
all Documents of Title;
(iii)
all incorporeal movable property (excluding Intellectual Property);
(iv)
all Contracts; and
(v)
all Instruments;
a)
Each promissory note evidencing Indebtedness that evidences, governs or arises out of the disposition after the Closing Date of any accounts receivable included in the preceding clauses (a) or Inventory included in the preceding clauses (c), excluding in each case:
(ii)
promissory notes executed in favour of a Grantor by any Credit Party or Subsidiary; and

141

Nature of right	Date and Registration N°	Parties	Summary of Charge and Information

(iii)
promissory notes in a principal amount of less than US$20,000,000, so long as the aggregate principal amount of promissory notes not so pledged under the exclusion does not exceed US$40,000,000,
(collectively, the “Pledged Debt Securities”);
b)
To the extent securing or supporting any of the items referred to in the preceding clauses (a) through (e), all supporting obligations and letter of credit rights (whether or not the respective letter of credit is evidenced by a writing);
c)
All Books and Record pertaining to the foregoing;
d)
All fruits and revenues emanating from the Collateral (the “Proceeds”); and
e)
Any and all Collateral which is acquired, transformed or manufactured after the date of the Deed shall be charged:
(iv)
whether or not such property has been acquired in replacement of other Collateral which may have been alienated by such Grantor in the ordinary course of business;
(v)
whether or not such property results from a transformation, mixture or combination of any Collateral; and
(vi)
in the case of any of the Pledged Debt Securities, whether or not they have been issued pursuant to the purchase, redemption, conversion or cancellation or any other transformation of such charged Pledged Debt Securities.

142

Nature of right	Date and Registration N°	Parties	Summary of Charge and Information

Capitalized terms used but not otherwise defined have the meaning ascribed in the registration.
Amount: $1,500,000,000 with interest at the rate of 25% per annum.
Expiry date: May 19, 2025
Comments:
Modification registered on August 19, 2015 under number 15-0801206-0001 to remove Resolute Sales Inc./Resolu Ventes Inc. as a grantor.
Change of name registered on August 3, 2015 under number 15-0734317-0001 to change the name “Gestion Fibrek Inc.” and “Fibrek Holding Inc.” to “Fibrek Canada ULC”.
Rectification registered on May 28, 2015 under number 15-0464062-0001 to correct the definition of “Revolving Exposure”.

143

RFPG Holding Inc.
Gestion RFPG Inc.
RFPG L.P.
PFRC S.E.C.
HYPOTHEC

	Nature of rights	Date and Registration N°	Parties	Summary of Charge and Information
P)	Conventional hypothec without delivery	October 5, 2015 at 11:06 a.m. 15-0969359-0001	Secured Party: Bank of America, N.A. Grantors: RFPG Holding Inc. Gestion RFPG Inc. RFPG L.P. PFRC S.E.C.
Charged Property: All of each Grantor’s right, title and interest in and to the following property, whether now owned or hereafter acquired, and wheresoever situate (collectively, the “Collateral”):
a) All Claims;
b) All cash and Deposit Accounts and all monies deposited therein;
c) All Inventory;
d) All commodities contracts, commodities accounts, securities and securities accounts (and security entitlements or financial assets credited thereto);
e)To the extent evidencing or governing any of the items referred to in the preceding clauses (a) through (d):
(i) all Documents of Title;
(ii) all incorporeal movable property (excluding Intellectual Property);
(iii)all Contracts; and
(iv) all Instruments;
(f) Each promissory note evidencing Indebtedness that evidences, governs or arises out of the disposition after the Closing Date of any accounts receivable included in the preceding clauses (a) or Inventory included in the preceding clauses (c), excluding in each case:
(i) promissory notes executed in favour of a Grantor by any Credit Party or Subsidiary; and

144

Nature of rights	Date and Registration N°	Parties	Summary of Charge and Information

(ii) promissory notes in a principal amount of less than US$20,000,000, so long as the aggregate principal amount of promissory notes not so pledged under the exclusion does not exceed US$40,000,000,
(collectively, the “Pledged Debt Securities”);
(g) To the extent securing or supporting any of the items referred to in the preceding clauses (a) through (e), all supporting obligations and letter of credit rights (whether or not the respective letter of credit is evidenced by a writing);
(h) All Books and Record pertaining to the foregoing;
(i) All fruits and revenues emanating from the Collateral (the “Proceeds”); and
(j) Any and all Collateral which is acquired, transformed or manufactured after the date of the Deed shall be charged:
(i) whether or not such property has been acquired in replacement of other Collateral which may have been alienated by such Grantor in the ordinary course of business;
(ii) whether or not such property results from a transformation, mixture or combination of any Collateral; and
(iii) in the case of any of the Pledged Debt Securities, whether or not they have been issued pursuant to the purchase, redemption, conversion or cancellation or any other transformation of such charged Pledged Debt Securities.
Capitalized terms used but not otherwise defined have the meaning ascribed in the registration.
Amount: Each Grantor grants a hypothec for the amount of $1,500,000,000 with interest at the rate of 25% per annum.
Expiry date: October 5, 2025

145

	Nature of rights	Date and Registration N°	Parties	Summary of Charge and Information
Q)	Conventional hypothec with delivery	December 11, 2015 at 10:42 a.m. 15-1205182-0001	Secured Party: Resolute FP Canada Inc. PF Résolu Canada Inc. Grantors: RFPG L.P. PFRC S.E.C.
Charged Property: All of the Grantor’s present and future right, title and interest in, to and under the Charged Property.
“Charged Property” means, collectively, the Preferred Shares, the Related Assets and the Proceeds;
“LP Promise to Pay” means the Secured Party’s promise in Section 5.1 of the Purchase and Forward Repurchase Agreement to pay Cdn$600,000,000 to the Grantor on December 11, 2018 (as such date may be extgended in accordance with the terms of the Purchase and Forward Repurchase Agreement), together with interest thereon at the rate of 6.7% per annum, all upon and subject to the terms and contitions set out in the Purchase and Forward Repurchase Agreement”;
"Newco RFPC" means 3284649 Nova Scotia Company, an unlimited company under the laws of the Province of Nova Scotia;
"Preferred Shares" means 600,000,000 issued and outstanding preferred shares in the capital stock of Newco RFPC;
"Proceeds" shall mean any and all proceeds, whether in the form of cash or other property, received, receivable, or otherwise distributed in respect of or in exchange for or as a replacement of or a substitution for, any of the Preferred Shares or the Related Assets;
"Related Assets" means:
(a) any dividends, distributions, interest and other income payable from time to time in respect of any of the Preferred Shares;
(b) any allotments, rights, money or property arising from time to time from any of the Preferred Shares by way of conversion, stock split, merger, exchange, redemption, bonus, preference, option, substitution, transformation or otherwise, and all moneys or property distributed thereon by way of return of capital;
(c) any stock or other securities offered from time to time in addition to or substitution for any of the Preferred Shares; and

146

Nature of rights	Date and Registration N°	Parties	Summary of Charge and Information

(d) all other rights, benefits and proceeds in respect of or derived from any of the Preferred Shares.
Amount: $600,000,000 with interest thereon from the date of the Agreement at the rate of 6.7% per annum.
Expiry date: December 31, 2025
Comments:
Convention hypothec without deliverey registered on December 14, 2015 under number 15-1210108-0001 granted by Resolute FP Canada Inc./PF Résolu Canada Inc. in favour of RFPG L.P./PFRC S.E.C.
Convention hypothec without deliverey registered on December 15, 2015 under number 15-1215052-0001 granted by Resolute FP Canada Inc./PF Résolu Canada Inc. in favour of 3284649 Nova Scotia Company.

147

9340963 Canada Inc.
9340939 Canada Inc.
Fibrek Canada L.P./Fibrek Canada S.E.C.
HYPOTHEC

	Nature of rights	Date and Registration N°	Parties	Summary of Charge and Information
R)	Conventional hypothec without delivery	July 6, 2015 at 1:47 p.m. 15-0629990-0001	Secured Party: Bank of America, N.A. Grantors: 9340963 Canada Inc. 9340939 Canada Inc. Fibrek Canada L.P. Fibrek Canada S.E.C.
Charged Property: All of each Grantor’s right, title and interest in and to the following property, whether now owned or hereafter acquired, and wheresoever situate (collectively, the “Collateral”):
a)
All Claims;
b)
All cash and Deposit Accounts and all monies deposited therein;
c)
All Inventory;
d)
All commodities contracts, commodities accounts, securities and securities accounts (and security entitlements or financial assets credited thereto);
e)
To the extent evidencing or governing any of the items referred to in the preceding clauses (a) through (d):
(i) all Documents of Title;
(ii) all incorporeal movable property (excluding Intellectual Property);
(iii) all Contracts; and
(iv) all Instruments;
f)
Each promissory note evidencing Indebtedness that evidences, governs or arises out of the disposition after the Closing Date of any accounts receivable included in the preceding clauses (a) or Inventory included in the preceding clauses (c), excluding in each case:
(i) promissory notes executed in favour of a Grantor by any Credit Party or Subsidiary; and

148

Nature of rights	Date and Registration N°	Parties	Summary of Charge and Information

(ii) promissory notes in a principal amount of less than US$20,000,000, so long as the aggregate principal amount of promissory notes not so pledged under the exclusion does not exceed US$40,000,000,
(collectively, the “Pledged Debt Securities”);
g)
To the extent securing or supporting any of the items referred to in the preceding clauses (a) through (e), all supporting obligations and letter of credit rights (whether or not the respective letter of credit is evidenced by a writing);
h)
All Books and Record pertaining to the foregoing;
i)
All fruits and revenues emanating from the Collateral (the “Proceeds”); and
j)
Any and all Collateral which is acquired, transformed or manufactured after the date of the Deed shall be charged:
(i) whether or not such property has been acquired in replacement of other Collateral which may have been alienated by such Grantor in the ordinary course of business;
(ii) whether or not such property results from a transformation, mixture or combination of any Collateral; and
(iii) in the case of any of the Pledged Debt Securities, whether or not they have been issued pursuant to the purchase, redemption, conversion or cancellation or any other transformation of such charged Pledged Debt Securities.
Capitalized terms used but not otherwise defined have the meaning ascribed in the registration.
Amount: Each Grantor grants a hypothec for the amount of $1,500,000,000 with interest at the rate of 25% per annum.
Expiry date: July 6, 2025

No registrations to the other names listed in Schedule 1 were found.

149

Personal Property Security Register (Alberta)
(Certification date: August 29, 2016)

	Date File N°	Parties	Summary of Charge and Information
S)	May 7, 1998 98050711625
Secured Party:
PHH Vehicle Management Services Inc.
Debtor:
Resolute FP Canada Inc.
PF Resolu Canada Inc.
Resolute FP Canada Inc./ PF Resolu Canada Inc.
PF Resolu Canada Inc./ Resolute FP Canada Inc.
[Abibow Canada Inc.]
[Compagnie Abitibi-Consolidated du Canada/Abitibi-Consolidated Company of Canada]
[Abitibi-Consolidated Company of Canada/ Compagnie Abitibi-Consolidated du Canada]
[Abitibi-Consolidated Company of Canada]
[Compagnie Abitibi-Consolidated du Canada]
[Abitibi Consolidated Inc.]

Collateral classification: Motor vehicles (including without limitation, truck tractors, trucks trailers, truck chassis or truck bodies), automotive equipment (including, without limitation, trailers, boxes and refrigeration units) and materials-handling equipment leased by the Debtor from the Secured Party together with all attachments, accessions, appurtenances, accessories or replacement parts and all proceeds.
Expiry date: May 7, 2018
Comments:
Amendment registered under number 02022122788.
Amendment registered under number 03072102696 to modify the address of the Secured Party.
Amendment registered under number 11072103711 to change the name of the Debtor.
Amendment registered under number 12071923008 to change the name of the Debtor.
Renewals registered under numbers 03040322889, 08043014815 and 13041019088.

150

	Date File N°	Parties	Summary of Charge and Information
T)	May 15, 2015 15051527607
Secured Party:
Bank of America, N.A.
Debtor:
Resolute FP Canada Inc.
PF Resolu Canada Inc.
Resolute FP Canada Inc./PF Resolu Canada Inc.
PF Resolu Canada Inc./Resolute FP Canada Inc.
Resolute FP Canada Inc. PF Resolu Canada Inc.
PF Resolu Canada Inc. Resolute FP Canada Inc.
AbitibiBowater Canada Inc.
Bowater Canadienne Limitée
Bowater Canadian Limited/Bowater Canadienne Limitée
Bowater Canadienne Limitée/Bowater Canadian Limited
Bowater Canadian Limited Bowater Canadienne Limitée
Bowater Canadienne Limitée Bowater Canadian Limited
Bowater Lahave Corporation
Fibrek Holding Inc.
Gestion Fibrek Inc.
Fibrek Holding Inc./Gestion Fibrek Inc.
Gestion Fibrek Inc./Fibrek Holding Inc.
Fibrek Holding Inc. Gestion Fibrek Inc.
Gestion Fibrek Inc. Fibrek Holding Inc.
Fibrek General Partnership
Fibrek S.E.N.C.
Fibrek General Partnership/Fibrek S.E.N.C.
Fibrek S.E.N.C./Fibrek General Partnership
Fibrek General Partnership Fibrek S.E.N.C.
Fibrek S.E.N.C. Fibrek General Partnership
Fibrek International Inc.
3284649 Nova Scotia Company
Resolute Growth Canada Inc.
Croissance Resolu Canada Inc.
Resolute Growth Canada Inc./Croissance Resolu Canada Inc.
Croissance Resolu Canada Inc./Resolute Growth Canada Inc.
Resolute Growth Canada Inc. Croissance Resolu Canada Inc.
Croissance Resolu Canada Inc. Resolute Growth Canada Inc.

Collateral classification: All of the following assets and properties now owned or at any time hereafter acquired by the Debtor or in which the Debtor now has or at any time in the future may acquire any right, title or interest (collectively the “Collateral”):
(i)    All Accounts;
(ii)    All cash and all Deposit Accounts and all monies deposited therein;
(iii)    All Inventory;
(iv)    All future contracts, future accounts, securities and securities accounts (and security entitlements or financial assets credited thereto);
(v)    To the extent evidencing or governing any if the items referred to in the preceding clauses (i) through (iv), (a) all documents, (b) all chattel paper (including, without limitation, all tangible chattel paper and all electronic chattel paper), (c) all Intangibles (excluding Intellectual Property), (d) all Contracts (together with all Contract Rights arising thereunder) and (e) all instruments;
(vi)    Each promissory note evidencing indebtedness that evidences, governs or arises out of the disposition after the Closing Date of any accounts receivable included in the preceding clauses (i) or Inventory included in the preceding clauses (iii), excluding in each case (x) promissory notes executed in favour of the Debtor by any Credit Party or Subsidiary, and (y) promissory notes in a principal amount of less than US$20,000,000 so long as the aggregate principal amount of promissory notes not so pledged under the exclusion does not exceed US$40,000,000 (the “Pledged Debt Securities”);

151

Date File N°	Parties	Summary of Charge and Information

(vii)    To the extent securing or supporting any of the items referred to in the preceding clauses (i) through (v), all supporting obligations and letter of credit rights (whether or not the respective letter of credit is evidenced by a writing);
(viii)    All books and records pertaining to the foregoing; and
(ix)    All products and proceeds of the foregoing (including, without limitation, all insurance and claims for insurance effected or held for the benefit of the Debtor or the Secured Creditors in respect thereof and all collateral security and guarantees given by any Person with respect to any of the foregoing).
Capitalized terms used above have the meanings set out in the registration.
Expiry date: May 15, 2021

No registrations against the other names listed in Schedule 1 were found.

152

Personal Property Security Register (British Columbia)
(Certification date: August 29, 2016)

153

	Date Base Registration N° Control N°	Parties	Summary of Charge and Information
U)	July 15, 2002 505042A B4759064
Secured Party:
PHH Vehicle Management Services Inc.
Debtor:
Resolute FP Canada Inc.
PF Resolu Canada Inc.
Resolute FP Canada Inc./PF Resolu Canada Inc.
PF Resolu Canada Inc./Resolute FP Canada Inc.
[Abibow Canada Inc.]
 [Abitibi-Consolidated Inc.]

Collateral: Specific vehicles.
General collateral: Motor vehicle, automotive equipment and materials handling equipment leased by the Debtor from the Secured Party together with all attachments, appurtenances, accessories or replacement parts and all proceeds therefrom.
Expiry date: July 15, 2017
Comments:
Amendment registered on July 23, 2003 under number 177245B to amend the Secured Party address.
Amendment registered on November 16, 2005 under number 691714C to delete the vehicles and add four others.
Amendment registered on November 29, 2006 under number 376680D to include serial number collateral.
Partial discharge registered on April 16, 2007 of a specific vehicle.
Renewal registered on June 15, 2007 under number 739947D.
Addition of collateral registered on August 15, 2007 under number 858108D to add a new vehicle.
Partial discharge registered on April 30, 2008 under number 32214E.
Partial discharge registered on May 21, 2010 under number 572101F of four vehicles.
Amendment registered on July 21, 2011 under number 260871G to delete Abitibi-Consolidated Inc. to add Abibow Canada Inc. as Debtor.
Renewal registered on June 19, 2012 under number 802270G.
Amendment registered on July 19, 2012 under number 857231G to amend the name of the Debtor.

154

	Date Base Registration N° Control N°	Parties	Summary of Charge and Information
V)	May 20, 2015 611557I D3088943
Secured Party:
Bank of America, N.A.
Debtors:
Resolute FP Canada Inc.
PF Resolu Canada Inc.
Resolute FP Canada Inc./PF Resolu Canada Inc.
PF Resolu Canada Inc./Resolute FP Canada Inc.
AbitibBowater Canada Inc.
Bowater Canadian Limited
Bowater Canadienne Limitée
Bowater Canadian Limited/Bowater Canadienne Limitée
Bowater Canadienne Limitée/ Bowater Canadian Limited
Bowater LaHave Corporation
Fibrek Canada ULC
[Fibrek Holding Inc.]
[Gestion Fibrek Inc.]
[Fibrek Holding Inc./Gestion Fibrek Inc.]
[Gestion Fibrek Inc./ Fibrek Holding Inc.]
Fibrek General Partnership
Fibrek SENC
Fibrek General Partnership/Fibrek SENC
Fibrek SENC/Fibrek General Partnership
Fibrk International Inc.
3284649 Nova Scotia Company
Resolute Growth Canada Inc.
Croissance Resolu Canada Inc.
Resolute Growth Canada Inc./Croissance Resolu Canada Inc.
Croissance Resolu Canada Inc./ Resolute Growth Canada Inc.
9340963 Canada Inc.
9340939 Canada Inc.
Fibrek Canada S.E.C.

General Collateral: 1. All of the following assets and properties now owned or at any time hereafter acquired by the Debtors or in which the Debtors now have or at any time in the future may acquire any right, title or interest (collectively the “Collateral”):
(i) All Accounts;
(ii) All cash and all Deposit Accounts and all monies deposited therein;
(iii) All Inventory;
(iv) All future contracts, future accounts, securities and securities accounts (and security entitlements or financial assets credited thereto);
(v) To the extent evidencing or governing any if the items referred to in the preceding clauses (i) through (iv), (a) all documents, (b) all chattel paper (including, without limitation, all tangible chattel paper and all electronic chattel paper), (c) all Intangibles (excluding Intellectual Property), (d) all Contracts (together with all Contract Rights arising thereunder) and (e) all instruments;
(vi) Each promissory note evidencing indebtedness that evidences, governs or arises out of the disposition after the Closing Date of any accounts receivable included in the preceding clauses (i) or Inventory included in the preceding clauses (iii), excluding in each case (x) promissory notes executed in favour of the Debtor by any Credit Party or Subsidiary, and (y) promissory notes in a principal amount of less than US$20,000,000 so long as the aggregate principal amount of promissory notes not so pledged under the exclusion does not exceed US$40,000,000 (the “Pledged Debt Securities”);
(vii) To the extent securing or supporting any of the items referred to in the preceding clauses (i) through (v), all supporting obligations and letter of credit rights (whether or not the respective letter of credit is evidenced by a writing);

155

Date Base Registration N° Control N°	Parties	Summary of Charge and Information

Fibrek Canada L.P.
Fibrek Canada S.E.C./Fibrek Canada L.P.
Fibrek Canada L.P./Fibrek Canada S.E.C.
3287647 Nova Scotia Company
RFPG LP
PFRC SEC
RFPG LP/PFRC SEC
PFRC SEC/ RFPG LP
RFPG Holding Inc./Gestion RFPG Inc.
RFPG Holding Inc.
Gestion RFPG Inc.
                   Gestion RFPG Inc./RFPG Holding Inc.

(viii) All books and records pertaining to the foregoing; and
(ix) All products and proceeds of the foregoing (including, without limitation, all insurance and claims for insurance effected or held for the benefit of the Debtor or the Secured Creditors in respect thereof and all collateral security and guarantees given by any Person with respect to any of the foregoing).
Capitalized terms used above have the meanings set out in the registration.
Expiry date: May 20, 2021
Comments:
Amendment registered on July 3, 2015 under number 700623I to add Debtor names and address.
Amendment registered on July 21, 2015 under number 735408I to add Fibrek Canada ULC as new Debtor.
Amendment registered on July 29, 2015 under number 752397I to delete Fibrek Holding Inc./Gestion Fibrek Inc.
Amendment registered on October 5, 2015 to add RFPG
LP/PFRC SEC and RFPG Holding Inc./Gestion RFPG Inc.as Debtors.

156

Personal Property Security Register (Manitoba)
(Certification date: August 29, 2016)

	Date Registration N°	Parties	Summary of Charge and Information
W)	May 19, 2015 at 4:51:10 p.m. 201508882403
Secured Party:
Bank of America, N.A.
Debtors:
Resolute FP Canada Inc.
PF Resolu Canada Inc.
Resolute FP Canada Inc./PF Resolu Canada Inc.
PF Resolu Canada Inc./Resolute FP Canada Inc.
AbitibBowater Canada Inc.
Bowater Canadian Limited
Bowater Canadienne Limitée
Bowater Canadian Limited/Bowater Canadienne Limitée
Bowater Canadienne Limitée/ Bowater Canadian Limited
Bowater LaHave Corporation
Fibrek Canada ULC
[Fibrek Holding Inc.]
[Gestion Fibrek Inc.]
[Fibrek Holding Inc./Gestion Fibrek Inc.]
[Gestion Fibrek Inc./ Fibrek Holding Inc.]
Fibrek General Partnership
Fibrek SENC
Fibrek General Partnership/Fibrek SENC
Fibrek SENC/Fibrek General Partnership
Fibrk International Inc.
3284649 Nova Scotia Company
Resolute Growth Canada Inc.
Croissance Resolu Canada Inc.
Resolute Growth Canada Inc./Croissance Resolu Canada Inc.
Croissance Resolu Canada Inc./ Resolute Growth Canada Inc.

General Collateral: 1. All of the following assets and properties now owned or at any time hereafter acquired by the Debtors or in which the Debtors now have or at any time in the future may acquire any right, title or interest (collectively the “Collateral”):
(i) All Accounts;
(ii) All cash and all Deposit Accounts and all monies deposited therein;
(iii) All Inventory;
(iv) All future contracts, future accounts, securities and securities accounts (and security entitlements or financial assets credited thereto);
(v) To the extent evidencing or governing any if the items referred to in the preceding clauses (i) through (iv), (a) all documents, (b) all chattel paper (including, without limitation, all tangible chattel paper and all electronic chattel paper), (c) all Intangibles (excluding Intellectual Property), (d) all Contracts (together with all Contract Rights arising thereunder) and (e) all instruments;
(vi) Each promissory note evidencing indebtedness that evidences, governs or arises out of the disposition after the Closing Date of any accounts receivable included in the preceding clauses (i) or Inventory included in the preceding clauses (iii), excluding in each case (x) promissory notes executed in favour of the Debtor by any Credit Party or Subsidiary, and (y) promissory notes in a principal amount of less than US$20,000,000 so long as the aggregate principal amount of promissory notes not so pledged under the exclusion does not exceed US$40,000,000 (the “Pledged Debt Securities”);
(vii) To the extent securing or supporting any of the items referred to in the preceding clauses (i) through (v), all supporting obligations and letter of credit rights (whether or not the respective letter of credit is evidenced by a writing);

157

Date Registration N°	Parties	Summary of Charge and Information

9340963 Canada Inc.
9340939 Canada Inc.
Fibrek Canada S.E.C.
Fibrek Canada L.P.
Fibrek Canada S.E.C./Fibrek Canada L.P.
Fibrek Canada L.P./Fibrek Canada S.E.C.
3287647 Nova Scotia Company
RFPG LP
PFRC SEC
RFPG LP/PFRC SEC
PFRC SEC/ RFPG LP
RFPG Holding Inc./Gestion RFPG Inc.
RFPG Holding Inc.
Gestion RFPG Inc.
Gestion RFPG Inc./RFPG Holding Inc.

2. (viii) All books and records pertaining to the foregoing; and
(ix) All products and proceeds of the foregoing (including, without limitation, all insurance and claims for insurance effected or held for the benefit of the Debtor or the Secured Creditors in respect thereof and all collateral security and guarantees given by any Person with respect to any of the foregoing).
Capitalized terms used above have the meanings set out in the registration.
Expiry date: May 19, 2021
Comments:
Amendment registered on July 3, 2015 under number 201512361310 to change business Debtors.
Amendment registered on July 21, 2015 under number 201513646017 to change business Debtors.
Amendment registered on July 29, 2015 under number 201514321219 to change business Debtors.
Amendment registered on October 5, 2015 under number 201519070613 to change business Debtors.

158

Personal Property Security Register (Saskatchewan)
(Certification date: August 29, 2016)

	Date Registration N°	Parties	Summary of Charge and Information
X)	May 20, 2015 301340159
Secured Party:
Bank of America, N.A.
Debtors:
Resolute FP Canada Inc.
PF Resolu Canada Inc.
Resolute FP Canada Inc./PF Resolu Canada Inc.
PF Resolu Canada Inc./Resolute FP Canada Inc.
AbitibBowater Canada Inc.
Bowater Canadian Limited
Bowater Canadienne Limitée
Bowater Canadian Limited/Bowater Canadienne Limitée
Bowater Canadienne Limitée/ Bowater Canadian Limited
Bowater LaHave Corporation
Fibrek Canada ULC
[Fibrek Holding Inc.]
[Gestion Fibrek Inc.]
[Fibrek Holding Inc./Gestion Fibrek Inc.]
[Gestion Fibrek Inc./ Fibrek Holding Inc.]
Fibrek General Partnership
Fibrek SENC
Fibrek General Partnership/Fibrek SENC
Fibrek SENC/Fibrek General Partnership
Fibrk International Inc.
3284649 Nova Scotia Company
Resolute Growth Canada Inc.
Croissance Resolu Canada Inc.
Resolute Growth Canada Inc./Croissance Resolu Canada Inc.
Croissance Resolu Canada Inc./ Resolute Growth Canada Inc.

General Collateral: 1. All of the following assets and properties now owned or at any time hereafter acquired by the Debtors or in which the Debtors now have or at any time in the future may acquire any right, title or interest (collectively the “Collateral”):
(i) All Accounts;
(ii) All cash and all Deposit Accounts and all monies deposited therein;
(iii) All Inventory;
(iv) All future contracts, future accounts, securities and securities accounts (and security entitlements or financial assets credited thereto);
(v) To the extent evidencing or governing any if the items referred to in the preceding clauses (i) through (iv), (a) all documents, (b) all chattel paper (including, without limitation, all tangible chattel paper and all electronic chattel paper), (c) all Intangibles (excluding Intellectual Property), (d) all Contracts (together with all Contract Rights arising thereunder) and (e) all instruments;
(vi) Each promissory note evidencing indebtedness that evidences, governs or arises out of the disposition after the Closing Date of any accounts receivable included in the preceding clauses (i) or Inventory included in the preceding clauses (iii), excluding in each case (x) promissory notes executed in favour of the Debtor by any Credit Party or Subsidiary, and (y) promissory notes in a principal amount of less than US$20,000,000 so long as the aggregate principal amount of promissory notes not so pledged under the exclusion does not exceed US$40,000,000 (the “Pledged Debt Securities”);
(vii) To the extent securing or supporting any of the items referred to in the preceding clauses (i) through (v), all supporting obligations and letter of credit rights (whether or not the respective letter of credit is evidenced by a writing);

159

Date Registration N°	Parties	Summary of Charge and Information

9340963 Canada Inc.
9340939 Canada Inc.
Fibrek Canada S.E.C.
Fibrek Canada L.P.
Fibrek Canada S.E.C./Fibrek Canada L.P.
Fibrek Canada L.P./Fibrek Canada S.E.C.
3287647 Nova Scotia Company
RFPG LP
PFRC SEC
RFPG LP/PFRC SEC
PFRC SEC/ RFPG LP
RFPG Holding Inc./Gestion RFPG Inc.
RFPG Holding Inc.
Gestion RFPG Inc.
Gestion RFPG Inc./RFPG Holding Inc.

2. (viii) All books and records pertaining to the foregoing; and
(ix) All products and proceeds of the foregoing (including, without limitation, all insurance and claims for insurance effected or held for the benefit of the Debtor or the Secured Creditors in respect thereof and all collateral security and guarantees given by any Person with respect to any of the foregoing).
Capitalized terms used above have the meanings set out in the registration.
Expiry date:May 20, 2021
Comments:
Amendment registered on July 3, 2015 to change business Debtors.
Amendment registered on July 22, 2015 to change business Debtors.
Amendment registered on July 29, 2015 to change business Debtors.
Amendment registered on October 5, 2015 to change business Debtors.

160

Personal Property Security Register (Ontario)
(Certification date: August 28, 2016)
Resolute FP Canada Inc.
PF Resolu Canada Inc.

	Date Registration N° File N°	Parties	Summary of Charge and Information
Y)	May 7, 1998 19980507 1842 1531 3441 840539943
Secured Party:
PHH Vehicle Management Services Inc.
Debtor:
Resolute FP Canada Inc.
[Abibow Canada Inc.]
[Abitibi-Consolidated Company of Canada]
[Compagnie Abitibi-Consolidated du Canada]
[Abitibi-Consolidated]
[Abitibi-Consolidated Inc.]

Collateral classification: Equipment, Other and Motor Vehicles Included.
General collateral description: All present and future motor vehicles (including, without limitation, passenger automobiles, trucks, truck tractors, truck trailers, truck chassis or truck bodies), automotive equipment (including, without limitation, trailers, boxes and refrigeration units), and materials-handling equipment leased from time to time by the Secured Party to the Debtor, together with all present and future attachments, appurtenances, accessories and replacement parts, and all proceeds of or relating to any of the foregoing.
Registration period: 5 years
Comments:
Amendment registered under number 19991027 1841 1531 7016 to include additional debtor names (Abitibi-Consolidated).
Various amendments to include serial numbered collateral (specifically described motor vehicles).
Various amendments to partially discharge serial numbered collateral (specifically described motor vehicles).
Amendment registered under number 20020221 1759 1531 3728 to include additional debtors (Abitibi-Consolidated Company of Canada and Compagnie Abitibi-Consolidated du Canada).
Renewal registered under number 20030403 1856 1531 9417 for 5 years.

161

	Date Registration N° File N°	Parties	Summary of Charge and Information

Amendment registered under number 20030721 1055 1529 5595 to amend the Secured Party’s address.
Renewal registered under number 20080430 1448 1530 2332 for 5 years.
Amendment registered under number 20110721 1054 1529 6932 to amend the Debtor’s name to Abibow Canada Inc.
Amendment registered under number 20120719 1951 1531 3835 to change the Debtor’s name and add the French/English names and delete Debtors.
Renewal registered under number 2013 0410 1947 1531 1649 for 5 years.

Z)	December 7, 2001 20011207 1824 1531 7236 878676255	Secured Party: IBM Canada Limited-PPSA Administrator Debtor: Abibow Canada Inc. [Abitibi-Consolidated Company of Canada] [Abitibi-Consolidated Inc.]
Collateral classification: Equipment, Accounts and Other.
General collateral description: All present and after acquired personal property supplied by the Secured Party.
Registration period: 4 years
Comments:
Amendment registered under number 20020220 1808 1531 1704 to amend the debtor’s name to Abitibi-Consolidated Company of Canada.
Renewal registered under number 20051129 1947 1531 0077 for 2 years.
Amendment registered under number 20071127 1048 1529 0671 to amend the debtor’s address and add the French/English versions.
Renewal registered under number 20071128 1452 1530 3770 for 1 year.
Renewal registered under number 20081120 1943 1531 7621 for 4 year.
Amendment registered under number 20110117 1454 1530 1157 to change the debtor’s name to Abibow Canada Inc.
Renewal registered under number 20121109 1945 1531 1322 for 4 year.

162

	Date Registration N° File N°	Parties	Summary of Charge and Information
AA)	June 25, 2002 20020625 1456 1530 4206 884709945	Secured Party: IBM Canada Limited-PPSA Administrator Debtor: Bowater Canadian Forest Products Inc. Bowater Produits Forestiers du Canada Inc.
Collateral classification: Equipment, Accounts and Other.
General collateral description: All present and after acquired personal property supplied by the Secured Party.
Registration period: 4 years
Comments:
Renewal registered under number 20060530 1455 1530 0967 for 1 year.
Amendment registered under number 20070515 1950 1531 5594 to add the French version of the debtor’s name.
Renewal registered under number 20070517 1459 1530 7570 for 4 years.
Renewal registered under number 20110510 1951 1531 1286 for 3 years.
Renewal registered under number 20140429 1936 1531 1967 for 1 year.
Renewal registered on May 20, 2015 under number 20150520 1945 1531 8736 for 1 year.
Renewal registered on May 25, 2016 under number 20160525 1045 1902 4245 for 1 year.

163

	Date Registration N° File N°	Parties	Summary of Charge and Information
BB)	September 14, 2010 20100914 1603 1793 9921 664416153	Secured Party: Praxair Canada Inc. Debtor: Resolute FP Canada Inc. [Abibow Canada Inc.] [Abitibi-Consolidated Inc.]
Collateral classification: Equipment.
General collateral description: Equipment supplied by the Secured Party, consisting of bulk cyrogenic storage tanks used for the storage, filling and delivery of industrial and medical gases including, without limitation, argon, hydrogen, carbon dioxide, nitrogen, nitrous oxide, and oxygen and cryogenic freezers, together with all related accessories, parts, components and attachments, and all proceeds of or relating to any of the foregoing as well as all present or after-acquired property that may be derived from the sale or other disposition of the collateral described herein.
Registration period: 6 years
Comments:
Amendment registered under number 20110512 1241 2095 0710 to change the name of the debtor to Abibow Canada Inc.
Amendment registered under number 20121010 1041 1862 9613 to change the name of the debtor to Resolute FP Canada Inc.

CC)	April 27, 2012 20120427 1705 1462 3333 677927412	Secured Party: Toromont CAT. A div. of Toromont Industries Ltd. Debtor: Abibow Canada Inc.	Collateral classification: Motor Vehicles Included. Registration period: 3 years
DD)	June 12, 2014 20140602 1853 9266 0935 697080636	Secured Party: A M truck Ltd. Debtor: Resolute FP Canada Inc.
Collateral classification: Motor Vehicle included.
General collateral description: Complete with all present and future attachments, accessories, exchanges, replacements, parts, repairs, additions and all proceeds thereof inclusive of insurance disbursements. Repair order number 234013.
Registration period: 1 years

164

	Date Registration N° File N°	Parties	Summary of Charge and Information
EE)	June 12, 2014 20140602 1857 9266 0936 697080654	Secured Party: A M truck Ltd. Debtor: Resolute FP Canada Inc.
Collateral classification: Motor Vehicle included.
General collateral description: Complete with all present and future attachments, accessories, exchanges, replacements, parts, repairs, additions and all proceeds thereof inclusive of insurance disbursements. Repair order number 234012.
Registration period: 1 years

FF)	May 13, 2015 20150513 1016 1590 5527 706059756
Secured Party:
Bank of America, N.A.
Debtors:
Resolute FP Canada Inc.
PF Résolu Canada Inc.
Resolute FP Canada Inc./PF Résolu Canada Inc.
PF Résolu Canada Inc./Resolute FP Canada Inc.
Resolute FP Canada Inc. PF Résolu Canada Inc.
PF Résolu Canada Inc. Resolute FP Canada Inc.
Resolute Growth Canada Inc.
Croissance Resolu Canada Inc.
Resolute Growth Canada Inc. Croissance Resolu Canada Inc.
Croissance Resolu Canada Inc. Resolute Growth Canada Inc.
AbitibiBowater Canada Inc.
Bowater Canadian Limited
Bowater Canadienne Limitée
Bowater Canadian Limited/Bowater Canadienne Limitée
Bowater Canadienne Limitée/Bowater Canadian Limited
Bowater Canadian Limited Bowater Canadienne Limitée
Bowater Canadienne Limitée Bowater Canadian Limited
Bowater Lahave Corporation
Fibrek Canada ULC
[Fibrek Holding Inc.]
[Gestion Fibrek Inc.]

Collateral classification: Inventory, Accounts and Other
General collateral description: The security interest granted by the Debtor in favour of the Secured Party does not extend, attach or apply to, and expressly excludes any Excluded Collateral (as defined in the Canadian Security agreement dated on or about the date hereof granted by the Debtor in favour of the Secured Party (as may be amended, modified or replaced from time to time)).
Registration period: 6 years
Comments:
Amendment registered on May 15, 2015 under number 20150515 1534 1590 5749 to amend to collateral description and to add Resolute Growth Canada Inc./Croissance Resolu Canada Inc., as Debtor.
Amendment registered on May 19, 2015 under number 20150519 1639 1862 8426 to add additional debtors.
Amendment registered on July 2, 2015 under number 20150702 1657 1590 9135 to add additional Debtors.
Amendment registered on July 24, 2015 under number 20150724 1607 1862 4000 to add Fibrek Canada ULC as additional Debtor.
Amendment registered on July 29, 2015 under number 20150729 1108 1862 4226 to delete Fibrek Holding Inc./Gestion Fibrek Inc. and all versions of the names as Debtors.
Amendment registered on October 5, 2015 under number 20151005 0928 1862 9474 to add additional Debtors.

165

Date Registration N° File N°	Parties	Summary of Charge and Information

[Fibrek Holding Inc./Gestion Fibrek Inc.]
[Gestion Fibrek Inc./Fibnrek Holding Inc.]
Fibrek General Partnership
Fibrek S.E.N.C.
Fibrek General Partnership/ Fibrek S.E.N.C.
Fibrek S.E.N.C./Fibrek General Partnership
Fibrek General Partnership Fibrek S.E.N.C.
Fibrek S.E.N.C. Fibrek General Partnership
Fibrek International Inc.
3284649 Nova Scotia Company
9340963 Canada Inc.
9340939 Canada Inc.
3287647 Nova Scotia Company
Fibrek Canada L.P./Fibrek Canada S.E.C.
Fibrek Canada L.P.
Fibrek Canada S.E.C.
Fibrek Canada S.E.C./Fibrek Canada L.P.
RFPG L.P./PFRC S.E.C.
RFPG L.P.
PFRC S.E.C
PFRC S.E.C./RFPG L.P.
RFPG Holding Inc.
Gestion RFPG Inc.
RFPG Holding Inc./Gestion RFPG Inc.
Gestion RFPG Inc./RFPG Holding Inc.

Amendment registered on October 8, 2015 under number 20151008 1431 1862 9821 to amend the Debtor name RFPG. L.P and its variations.

166

	Date Registration N° File N°	Parties	Summary of Charge and Information
GG)	April 17, 2015 20150417 1410 1462 9554 705220578	Secured Party: Xerox Canada Ltd. Debtor: Resolute FP Canada Inc.	Collateral classification: Equipment and Other Registration period: 3 years
HH)	April 17, 2015 20150417 1410 1462 9555 705220587	Secured Party: Xerox Canada Ltd. Debtor: Resolute FP Canada Inc.	Collateral classification: Equipment and Other Registration period: 3 years
II)	April 17, 2015 20150417 1410 1462 9556 705220596	Secured Party: Xerox Canada Ltd. Debtor: Resolute FP Canada Inc.	Collateral classification: Equipment and Other Registration period: 3 years
JJ)	April 17, 2015 20150417 1410 1462 9557 705220605	Secured Party: Xerox Canada Ltd. Debtor: Resolute FP Canada Inc.	Collateral classification: Equipment and Other Registration period: 3 years
KK)	April 17, 2015 20150417 1410 1462 9558 705220614	Secured Party: Xerox Canada Ltd. Debtor: Resolute FP Canada Inc.	Collateral classification: Equipment and Other Registration period: 3 years
LL)	April 17, 2015 20150417 1410 1462 9559 705220623	Secured Party: Xerox Canada Ltd. Debtor: Resolute FP Canada Inc.	Collateral classification: Equipment and Other Registration period: 3 years

167

	Date Registration N° File N°	Parties	Summary of Charge and Information
MM)	August 13, 2015 20150813 1419 1862 5313 708965037
Secured Party:
Samuel Strapping Systems
Samuel, Son & Co., Limited /Samuel & Fils & Cie Ltée
Samuel, Son & Co., Limited
Samuel & Fils & Cie Ltée
Samuel & Fils & Cie Ltée/Samuel, Son & Co., Limited
Debtor:
Resolute FP Canada Inc.
PF Resolu Canada Inc.
Resolute FP Canada Inc./PF Resolu Canada Inc.
PF Resolu Canada Inc./Resolute FP Canada Inc.

Collateral classification: Equipment and Other
Registration period: 4 years
Expiry date: August 13, 2020
Comments:
Amendment registered on August 19, 2015 under number 20150819 0948 1862 5699 to add the other variations of the Debtor’s name; to add Samuel, Son & Co., Limited /Samuel & Fils & Cie Ltée as new Secured Party to add Other to the collateral classification and delete all of the description under the general collateral description.
Renewal registered on August 19, 2015 under number 20150819 0955 1862 5700.

NN)	September 3, 2015 2015 0903 1401 1462 8285 709635474 (Discharge)	Secured Party: Toromont CAT, a Div. of Toromont Industries Ltd. Debtor: Resolute FP Canada
Collateral classification: Motor vehicle included (Caterpillar, 2001, Dozer D7R II).
Registration period: 1 year
Expiry date: July26, 2016
Comments:
Discharge registered on July 26, 2016 under number 20160726 1711 1462 6552.

OO)	August 17, 2016 20160817 1016 1862 3658 719679519	Secured Party: Praxair Canada Inc. Debtor: Resolute FP Canada Inc.
Collateral classification: Other.
General collateral description: Equipment supplied by the Secured Party, consisting of bulk cyrogenic storage tanks used for the storage, filling and delivery of industrial and medical gases including, without limitation, argon, hydrogen, carbon dioxide, nitrogen, nitrous oxide, and oxygen and cryogenic freezers, together with all related accessories, parts, components and attachments, and all proceeds of or relating to any of the foregoing as well as all present or after-acquired property that may be derived from the sale or other disposition of the collateral described herein.
Registration period: 6 years
Expiry date: August 17, 2022

168

Resolute FP Canada Inc./PF Résolu Canada Inc.
PF Résolu Canada Inc./Resolute FP Canada Inc.
Resolute Growth Canada Inc. Croissance Resolu Canada Inc.
AbitibiBowater Canada Inc.
Bowater Canadian Limited/Bowater Canadienne Limitée
Bowater Lahave Corporation
Fibrek Canada ULC
Fibrek General Partnership/ Fibrek S.E.N.C.
Fibrek International Inc.
3284649 Nova Scotia Company
9340963 Canada Inc.
9340939 Canada Inc.
3287647 Nova Scotia Company
Fibrek Canada L.P./Fibrek Canada S.E.C.
RFPG L.P./PFRC S.E.C.
RFPG Holding Inc./Gestion RFPG Inc.

	Date Registration N° File N°	Parties	Summary of Charge and Information
PP)	May 13, 2015 20150513 1016 1590 5527 706059756
Secured Party:
Bank of America, N.A.
Debtors:
Resolute FP Canada Inc.
PF Résolu Canada Inc.
Resolute FP Canada Inc./PF Résolu Canada Inc.
PF Résolu Canada Inc./Resolute FP Canada Inc.
Resolute FP Canada Inc. PF Résolu Canada Inc.
PF Résolu Canada Inc. Resolute FP Canada Inc.
Resolute Growth Canada Inc.
Croissance Resolu Canada Inc.
Resolute Growth Canada Inc. Croissance Resolu Canada Inc.
Croissance Resolu Canada Inc. Resolute Growth Canada Inc.

Collateral classification: Inventory, Accounts and Other
General collateral description: The security interest granted by the Debtor in favour of the Secured Party does not extend, attach or apply to, and expressly excludes any Excluded Collateral (as defined in the Canadian Security agreement dated on or about the date hereof granted by the Debtor in favour of the Secured Party (as may be amended, modified or replaced from time to time)).
Registration period: 6 years
Comments:
Amendment registered on May 15, 2015 under number 20150515 1534 1590 5749 to amend to collateral description and to add Resolute Growth Canada Inc./Croissance Resolu Canada Inc., as Debtor.
Amendment registered on May 19, 2015 under number 20150519 1639 1862 8426 to add additional debtors.

169

Date Registration N° File N°	Parties	Summary of Charge and Information

AbitibiBowater Canada Inc.
Bowater Canadian Limited
Bowater Canadienne Limitée
Bowater Canadian Limited/Bowater Canadienne Limitée
Bowater Canadienne Limitée/Bowater Canadian Limited
Bowater Canadian Limited Bowater Canadienne Limitée
Bowater Canadienne Limitée Bowater Canadian Limited
Bowater Lahave Corporation
Fibrek Canada ULC
[Fibrek Holding Inc.]
[Gestion Fibrek Inc.]
[Fibrek Holding Inc./Gestion Fibrek Inc.]
[Gestion Fibrek Inc./Fibnrek Holding Inc.]
Fibrek General Partnership
Fibrek S.E.N.C.
Fibrek General Partnership/ Fibrek S.E.N.C.
Fibrek S.E.N.C./Fibrek General Partnership
Fibrek General Partnership Fibrek S.E.N.C.
Fibrek S.E.N.C. Fibrek General Partnership
Fibrek International Inc.
3284649 Nova Scotia Company
9340963 Canada Inc.
9340939 Canada Inc.
3287647 Nova Scotia Company
Fibrek Canada L.P./Fibrek Canada S.E.C.
Fibrek Canada L.P.
Fibrek Canada S.E.C.
Fibrek Canada S.E.C./Fibrek Canada L.P.
RFPG L.P./PFRC S.E.C.
RFPG L.P.

Amendment registered on July 2, 2015 under number 20150702 1657 1590 9135 to add additional Debtors.
Amendment registered on July 24, 2015 under number 20150724 1607 1862 4000 to add Fibrek Canada ULC as additional Debtor.
Amendment registered on July 29, 2015 under number 20150729 1108 1862 4226 to delete Fibrek Holding Inc./Gestion Fibrek Inc. and all versions of the names as Debtors.
Amendment registered on October 5, 2015 under number 20151005 0928 1862 9474 to add additional Debtors.
Amendment registered on October 8, 2015 under number 20151008 1431 1862 9821 to amend the Debtor name RFPG. L.P and its variations.

170

Date Registration N° File N°	Parties	Summary of Charge and Information
PFRC S.E.C PFRC S.E.C./RFPG L.P.. RFPG Holding Inc. Gestion RFPG Inc. RFPG Holding Inc./Gestion RFPG Inc. Gestion RFPG Inc./RFPG Holding Inc.

No registrations to the other names listed in Schedule 1 were found.

171

Personal Property Security Register (New Brunswick)
(Certification date: August 29, 2016)

	Date Registration N° File N°	Parties	Summary of Charge and Information
QQ)	May 7, 1998 3475607	Secured Party: PHH Vehicle Management Services Inc. Debtor: Resolute FP Canada Inc. PF Resolu Canada Inc.
Collateral classification: All present and future motor vehicles (including, without limitation, passenger automobiles, trucks, truck tractors, truck trailers, truck chassis or truck bodies), automotive equipment (including, without limitation, trailers, boxes and refrigeration units) and materials-handling equipment leased from time to time by the Secured Party to the Debtor, together with all present and future attachments, accessions, appurtenances, accessories and replacement parts, and all proceeds of or relating to any of the foregoing.
Expiry date: May 7, 2018
Comments:
Various amendments (to change the Secured Party name) and various renewals.

RR)	May 13, 2015 25824814
Secured Party:
Bank of America, N.A.
Debtors:
Resolute FP Canada Inc.
PF Resolu Canada Inc.
Bowater Lahave Corporation
Bowater Canadian Limited
Bowater Canadienne Limitée
3284649 Nova Scotia Company
Resolute Growth Canada Inc.
Croissance Resolu Canada Inc.
Abitibibowater Canada Inc.
Fibrek General Patnership
Fibrek S.E.N.C.

Collateral classification: All present or future right, title and interest of the Debtors in, to or under any and all of the following assets and properties, other than Excluded Collateral:
(i)all accounts and all other rights to payment of money or funds, whether or not earned by performance, for inventory that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of or for services rendered or to be rendered, whether or not such rights to payment constitute "accounts" (as defined below) or are evidenced in whole or in part by instruments, chattel paper, general intangibles or documents;
(ii) all cash and all Deposit Accounts and all monies deposited therein;
(iii) all inventory;

172

Date Registration N° File N°	Parties	Summary of Charge and Information

Fibrek International Inc.
9340963 Canada Inc.
9340939 Canada Inc.
Fibrek Canada L.P.
Fibrek Canada S.E.C.
3287647 Nova Scotia Company
Fibrek Canada ULC
RFPG L.P.
PFRC S.E.C.
RFPG Holding Inc.
Gestion RFPG Inc.
[Fibrek Holding Inc.]
[Gestion Fibrek Inc.]

(iv) all futures contracts, futures accounts, securities and securities accounts (and security entitlements or financial assets credited thereto);
(v) to the extent evidencing or governing any of the items referred to in the preceding clauses (i) through (iv), (A) all documents, (B) all chattel paper (including, without limitation, all tangible chattel paper and all electronic chattel paper), (C) all intangibles (excluding Intellectual Property), (D) all contracts between any Debtor and one or more additional parties (including, without limitation, any Hedging Agreements, and licensing agreements) (together with rights of any Debtor under each contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all contracts, (ii) any and all rights to receive and compel performance under any or all contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all contracts arising thereunder) and (E) all instruments;
(vi) each promissory note evidencing indebtedness that evidences, governs or arises out of the disposition after the date of the Security Agreement of any accounts receivable included in the preceding clause (i) or inventory included in the preceding clause (iii), excluding in each case (x) promissory notes executed in favour of a Debtor by any Credit Party or Subsidiary, and (y) promissory notes in a principal amount of less than US$20,000,000, so long as the aggregate principal amount of promissory notes not so pledged under this exclusion does not exceed US$40,000,000);
(vii) to the extent securing or supporting any of the items referred to in the preceding clauses (i) through
(v), all supporting obligations and letter of credit rights (whether or not the respective letter of credit is evidenced by a writing);

173

Date Registration N° File N°	Parties	Summary of Charge and Information

(viii) all books and records pertaining to the foregoing; and
(ix) all products and proceeds of the foregoing of any nature and kind, including, without limitation, all goods, documents of title, chattel paper, instruments, securities, investment property, money and intangibles and all insurance and claims for insurance effected or held for the benefit of the Debtors or the Secured Party (or creditors on whose behalf the Secured Party holds a security interest) in respect thereof and all collateral security and guarantees given by any person with respect to any of the foregoing
In this general collateral description:
(a) the terms "accounts", "intangibles", "instruments", "inventory", "proceeds", "securities" and "chattel paper" and other terms defined in such statutes shall have the meaning given to such terms in the Personal Property Security Act (New Brunswick) or the Securities Transfer Act (New Brunswick), as applicable, as such statute may be amended from time to time unless context otherwise requires PROVIDED THAT if any such term as defined in the Personal Property Security Act (Ontario) or the Securities Transfer Act (Ontario), as amended from time to time, includes any additional property the term as used herein shall also include such additional property;
(b) "Credit Agreement" means a Credit Agreement, dated as of on or about May 21, 2015, among Resolute Forest Products Inc., Resolute FP Canada Inc. and each of the other Borrowers (as therein defined) and Guarantors (as therein defined) party thereto, the Lenders (as therein defined) party thereto from time to time, Bank of America, N.A., as the Administrative Agent under the U.S. Subfacility (as therein defined) and Collateral Agent (as therein defined) and Bank of America, N.A., (acting through its Canada Branch), as the Administrative Agent under the Canadian

174

Date Registration N° File N°	Parties	Summary of Charge and Information

 Subfacility (as therein defined);
(c) "Credit Party" means each borrower and guarantor defined as a "Credit Party" in the Credit Agreement;
(d) "Deposit Account" has the meaning given to that term in Article 9 of the Uniform Commercial Code in effect in the State of New York from time to time;
(e) "Equity Interest" of any person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such person, including any preferred stock, any limited or general partnership interest and any limited liability company or unlimited liability company membership interest;
(f) "Excluded Collateral" means, subject to the following sentence, (i) any shares of capital stock or other Equity Interest of any person, (ii) any Intellectual Property, (iii) fixtures or equipment, (iv) any property to the extent that the grant of a security interest therein would violate applicable law, require a consent not obtained of any of the government of the United States of America, Canada, any other nation or any political subdivision thereof, whether state, provincial, municipal or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, or constitute a breach of or default under, or result in the termination of or require a consent not obtained under, any contract, lease, license or other agreement evidencing or giving rise to such property, or result in the invalidation thereof or provide any party thereto with a right of termination (other than to the extent that any such term would be rendered ineffective pursuant to Section 40(4) of the Personal Property Security Act (Ontario), as amended from time to time, or any other applicable law or principles of equity), (v) a Deposit Account, securities

175

Date Registration N° File N°	Parties	Summary of Charge and Information

account or commodities account (A) which is used for the sole purpose of making payroll and withholding tax payments related thereto and other employee wage and benefit payments and accrued and unpaid employee compensation (including salaries, wages, benefits and expense reimbursements), (B) which is used for the sole purpose of paying or remitting taxes, including sales taxes, (C) which is used solely as an escrow account or as a fiduciary or trust account, including, but not limited to, any escrow account which is an Escrow Indebtedness Escrow Account (as defined in the Credit Agreement), or (D) which is a zero balance Deposit Account, (vi) promissory notes held by any Debtor issued by any Credit Party or Subsidiary, and (vii) proceeds and products of any and all of the foregoing Excluded Collateral described in clauses (i) through (vi) above only to the extent such proceeds and products would constitute property or assets of the type described in clauses (i) through (vi) of this definition; provided, however, that the security interest granted to the Collateral Agent hereunder shall attach immediately to any asset of any Grantor at such time as such asset ceases to meet any of the criteria for "Excluded Collateral" described in any of clauses (i) through (vii) of this definition or in the following sentence. Notwithstanding the foregoing, "Excluded Collateral" shall not include any property or assets that constitute Proceeds of property or assets described in clauses (i) through (vii) of this General Collateral Description;
(g) "Hedging Agreement" means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any

176

Date Registration N° File N°	Parties	Summary of Charge and Information

similar transaction or any combination of these transaction. "person" includes any individual, partnership, joint venture, firm, corporation, association, limited liability company, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof;
(h) "intangibles" shall include any personal property, including things in action, other than accounts, chattel paper, commercial tort claims, deposit accounts, documents, goods, instruments, investment property, letter-of-credit rights, letters of credit, money, and oil, gas, or other minerals before extraction, payment intangibles and software;
(i) "Intellectual Property" means all intellectual and similar property of every kind and nature now owned or hereafter acquired by a Debtor including inventions, Designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, moral rights, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing;
(j) "Security Agreement" means the Canadian Security Agreement among, among others, each of the Debtors and the Secured Party dated as of on or about May 21, 2015;
(k) "Subsidiary" shall mean, as to any person, (i) any corporation, more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency), which is at the time

177

Date Registration N° File N°	Parties	Summary of Charge and Information

owned by such person and/or one or more Subsidiaries of such person and (ii) any partnership, limited liability company, unlimited company, unlimited liability company, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such person has more than a 50% Equity Interest at the time; and
(l) "Designs" "Patents", "Copyrights" "Licenses", "Trademarks" and other capitalized terms used and not otherwise defined herein have the meanings set out in the Security Agreement.
Expiry date: May 13, 2021
Comments:
Various amendments to change debtors and the description of the collateral.

178

Personal Property Security Register (Nova Scotia)
(Certification date: August 29, 2016)

	Date Registration N° File N°	Parties	Summary of Charge and Information
SS)	May 13, 2015 24270019
Secured Party:
Bank of America, N.A.
Debtors:
Resolute FP Canada Inc.
PF Resolu Canada Inc.
Bowater Lahave Corporation
Bowater Canadian Limited
Bowater Canadienne Limitée
3284649 Nova Scotia Company
Resolute Growth Canada Inc.
Croissance Resolu Canada Inc.
Abitibibowater Canada Inc.
Fibrek General Patnership
Fibrek S.E.N.C.
Fibrek International Inc.
9340963 Canada Inc.
9340939 Canada Inc.
Fibrek Canada L.P.
Fibrek Canada S.E.C.
3287647 Nova Scotia Company
Fibrek Canada ULC
RFPG L.P.
PFRC S.E.C.
RFPG Holding Inc.
Gestion RFPG Inc.
[Fibrek Holding Inc.]

Collateral classification: All present or future right, title and interest of the Debtors in, to or under any and all of the following assets and properties, other than Excluded Collateral:
(i)all accounts and all other rights to payment of money or funds, whether or not earned by performance, for inventory that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of or for services rendered or to be rendered, whether or not such rights to payment constitute "accounts" (as defined below) or are evidenced in whole or in part by instruments, chattel paper, general intangibles or documents;
(ii) all cash and all Deposit Accounts and all monies deposited therein;
(iii) all inventory;
(iv) all futures contracts, futures accounts, securities and securities accounts (and security entitlements or financial assets credited thereto);
(v) to the extent evidencing or governing any of the items referred to in the preceding clauses (i) through (iv), (A) all documents, (B) all chattel paper (including, without limitation, all tangible chattel paper and all electronic chattel paper), (C) all intangibles (excluding Intellectual Property), (D) all contracts between any Debtor and one or more additional parties (including, without limitation, any Hedging Agreements, and licensing agreements) (together with rights of any Debtor under each contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all contracts, (ii) any and all rights to receive and compel performance under any or all contracts and (iii) any and all other rights, interests

179

Date Registration N° File N°	Parties	Summary of Charge and Information
[Gestion Fibrek Inc.]
and claims now existing or in the future arising in connection with any or all contracts arising thereunder) and (E) all instruments;
(vi) each promissory note evidencing indebtedness that evidences, governs or arises out of the disposition after the date of the Security Agreement of any accounts receivable included in the preceding clause (i) or inventory included in the preceding clause (iii), excluding in each case (x) promissory notes executed in favour of a Debtor by any Credit Party or Subsidiary, and (y) promissory notes in a principal amount of less than US$20,000,000, so long as the aggregate principal amount of promissory notes not so pledged under this exclusion does not exceed US$40,000,000);
(vii) to the extent securing or supporting any of the items referred to in the preceding clauses (i) through
(v), all supporting obligations and letter of credit rights (whether or not the respective letter of credit is evidenced by a writing);
(viii) all books and records pertaining to the foregoing; and
(ix) all products and proceeds of the foregoing of any nature and kind, including, without limitation, all goods, documents of title, chattel paper, instruments, securities, investment property, money and intangibles and all insurance and claims for insurance effected or held for the benefit of the Debtors or the Secured Party (or creditors on whose behalf the Secured Party holds a security interest) in respect thereof and all collateral security and guarantees given by any person with respect to any of the foregoing
In this general collateral description:
(a) the terms "accounts", "intangibles", "instruments", "inventory", "proceeds", "securities" and "chattel paper" and other terms defined in such statutes shall have the meaning given to such terms in the Personal

180

Date Registration N° File N°	Parties	Summary of Charge and Information

Property Security Act (Nova Scotia) or the Securities Transfer Act (Nova Scotia), as applicable, as such statute may be amended from time to time unless context otherwise requires PROVIDED THAT if any such term as defined in the Personal Property Security Act (Ontario) or the Securities Transfer Act (Ontario), as amended from time to time, includes any additional property the term as used herein shall also include such additional property;
(b) "Credit Agreement" means a Credit Agreement, dated as of on or about May 21, 2015, among Resolute Forest Products Inc., Resolute FP Canada Inc. and each of the other Borrowers (as therein defined) and Guarantors (as therein defined) party thereto, the Lenders (as therein defined) party thereto from time to time, Bank of America, N.A., as the Administrative Agent under the U.S. Subfacility (as therein defined) and Collateral Agent (as therein defined) and Bank of America, N.A., (acting through its Canada Branch), as the Administrative Agent under the Canadian Subfacility (as therein defined);
(c) "Credit Party" means each borrower and guarantor defined as a "Credit Party" in the Credit Agreement;
(d) "Deposit Account" has the meaning given to that term in Article 9 of the Uniform Commercial Code in effect in the State of New York from time to time;
(e) "Equity Interest" of any person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such person, including any preferred stock, any limited or general partnership interest and any limited liability company or unlimited liability company membership interest;
(f) "Excluded Collateral" means, subject to the following sentence, (i) any shares of capital stock or other Equity Interest of any person, (ii) any Intellectual

181

Date Registration N° File N°	Parties	Summary of Charge and Information

Property, (iii) fixtures or equipment, (iv) any property to the extent that the grant of a security interest therein would violate applicable law, require a consent not obtained of any of the government of the United States of America, Canada, any other nation or any political subdivision thereof, whether state, provincial, municipal or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, or constitute a breach of or default under, or result in the termination of or require a consent not obtained under, any contract, lease, license or other agreement evidencing or giving rise to such property, or result in the invalidation thereof or provide any party thereto with a right of termination (other than to the extent that any such term would be rendered ineffective pursuant to Section 40(4) of the Personal Property Security Act (Ontario), as amended from time to time, or any other applicable law or principles of equity), (v) a Deposit Account, securities account or commodities account (A) which is used for the sole purpose of making payroll and withholding tax payments related thereto and other employee wage and benefit payments and accrued and unpaid employee compensation (including salaries, wages, benefits and expense reimbursements), (B) which is used for the sole purpose of paying or remitting taxes, including sales taxes, (C) which is used solely as an escrow account or as a fiduciary or trust account, including, but not limited to, any escrow account which is an Escrow Indebtedness Escrow Account (as defined in the Credit Agreement), or (D) which is a zero balance Deposit Account, (vi) promissory notes held by any Debtor issued by any Credit Party or Subsidiary, and (vii) proceeds and products of any and all of the foregoing Excluded Collateral described in clauses (i) through (vi) above only to the extent such proceeds and products

182

Date Registration N° File N°	Parties	Summary of Charge and Information

would constitute property or assets of the type described in clauses (i) through (vi) of this definition; provided, however, that the security interest granted to the Collateral Agent hereunder shall attach immediately to any asset of any Grantor at such time as such asset ceases to meet any of the criteria for "Excluded Collateral" described in any of clauses (i) through (vii) of this definition or in the following sentence. Notwithstanding the foregoing, "Excluded Collateral" shall not include any property or assets that constitute Proceeds of property or assets described in clauses (i) through (vii) of this General Collateral Description;
(g) "Hedging Agreement" means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transaction. "person" includes any individual, partnership, joint venture, firm, corporation, association, limited liability company, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof;
(h) "intangibles" shall include any personal property, including things in action, other than accounts, chattel paper, commercial tort claims, deposit accounts, documents, goods, instruments, investment property, letter-of-credit rights, letters of credit, money, and oil, gas, or other minerals before extraction, payment intangibles and software;
(i) "Intellectual Property" means all intellectual and similar property of every kind and nature now owned or hereafter acquired by a Debtor including inventions, Designs, Patents, Copyrights, Licenses, Trademarks,

183

Date Registration N° File N°	Parties	Summary of Charge and Information

 trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, moral rights, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing;
(j) "Security Agreement" means the Canadian Security Agreement among, among others, each of the Debtors and the Secured Party dated as of on or about May 21, 2015;
(k) "Subsidiary" shall mean, as to any person, (i) any corporation, more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency), which is at the time owned by such person and/or one or more Subsidiaries of such person and (ii) any partnership, limited liability company, unlimited company, unlimited liability company, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such person has more than a 50% Equity Interest at the time; and
(l) "Designs" "Patents", "Copyrights" "Licenses", "Trademarks" and other capitalized terms used and not otherwise defined herein have the meanings set out in the Security Agreement.
Expiry date: May 13, 2021
Comments:
Various amendments to change debtors and the description of the collateral.

184

Personal Property Security Register (Prince Edward Island)
(Certification date: August 29, 2016)

	Date Registration N° File N°	Parties	Summary of Charge and Information
TT)	May 19, 2015 3674562
Secured Party:
Bank of America, N.A.
Debtors:
Resolute FP Canada Inc.
PF Resolu Canada Inc.
Bowater Lahave Corporation
Bowater Canadian Limited
Bowater Canadienne Limitée
3284649 Nova Scotia Company
Resolute Growth Canada Inc.
Croissance Resolu Canada Inc.
Abitibibowater Canada Inc.
Fibrek General Patnership
Fibrek S.E.N.C.
Fibrek International Inc.
9340963 Canada Inc.
9340939 Canada Inc.
Fibrek Canada L.P.
Fibrek Canada S.E.C.
3287647 Nova Scotia Company
Fibrek Canada ULC
RFPG L.P.
PFRC S.E.C.
RFPG Holding Inc.
Gestion RFPG Inc.
[Fibrek Holding Inc.]

Collateral classification: All present or future right, title and interest of the Debtors in, to or under any and all of the following assets and properties, other than Excluded Collateral:
(i)all accounts and all other rights to payment of money or funds, whether or not earned by performance, for inventory that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of or for services rendered or to be rendered, whether or not such rights to payment constitute "accounts" (as defined below) or are evidenced in whole or in part by instruments, chattel paper, general intangibles or documents;
(ii) all cash and all Deposit Accounts and all monies deposited therein;
(iii) all inventory;
(iv) all futures contracts, futures accounts, securities and securities accounts (and security entitlements or financial assets credited thereto);
(v) to the extent evidencing or governing any of the items referred to in the preceding clauses (i) through (iv), (A) all documents, (B) all chattel paper (including, without limitation, all tangible chattel paper and all electronic chattel paper), (C) all intangibles (excluding Intellectual Property), (D) all contracts between any Debtor and one or more additional parties (including, without limitation, any Hedging Agreements, and licensing agreements) (together with rights of any Debtor under each contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all contracts, (ii) any and all rights to receive and compel performance under any or all contracts and (iii) any and all other rights, interests

185

Date Registration N° File N°	Parties	Summary of Charge and Information
[Gestion Fibrek Inc.]
and claims now existing or in the future arising in connection with any or all contracts arising thereunder) and (E) all instruments;
(vi) each promissory note evidencing indebtedness that evidences, governs or arises out of the disposition after the date of the Security Agreement of any accounts receivable included in the preceding clause (i) or inventory included in the preceding clause (iii), excluding in each case (x) promissory notes executed in favour of a Debtor by any Credit Party or Subsidiary, and (y) promissory notes in a principal amount of less than US$20,000,000, so long as the aggregate principal amount of promissory notes not so pledged under this exclusion does not exceed US$40,000,000);
(vii) to the extent securing or supporting any of the items referred to in the preceding clauses (i) through
(v), all supporting obligations and letter of credit rights (whether or not the respective letter of credit is evidenced by a writing);
(viii) all books and records pertaining to the foregoing; and
(ix) all products and proceeds of the foregoing of any nature and kind, including, without limitation, all goods, documents of title, chattel paper, instruments, securities, investment property, money and intangibles and all insurance and claims for insurance effected or held for the benefit of the Debtors or the Secured Party (or creditors on whose behalf the Secured Party holds a security interest) in respect thereof and all collateral security and guarantees given by any person with respect to any of the foregoing
In this general collateral description:
(a) the terms "accounts", "intangibles", "instruments", "inventory", "proceeds", "securities" and "chattel paper" and other terms defined in such statutes shall have the meaning given to such terms in the Personal

186

Date Registration N° File N°	Parties	Summary of Charge and Information

Property Security Act (Prince Edward Island) or the Securities Transfer Act (Prince Edward Island), as applicable, as such statute may be amended from time to time unless context otherwise requires PROVIDED THAT if any such term as defined in the Personal Property Security Act (Ontario) or the Securities Transfer Act (Ontario), as amended from time to time, includes any additional property the term as used herein shall also include such additional property;
(b) "Credit Agreement" means a Credit Agreement, dated as of on or about May 21, 2015, among Resolute Forest Products Inc., Resolute FP Canada Inc. and each of the other Borrowers (as therein defined) and Guarantors (as therein defined) party thereto, the Lenders (as therein defined) party thereto from time to time, Bank of America, N.A., as the Administrative Agent under the U.S. Subfacility (as therein defined) and Collateral Agent (as therein defined) and Bank of America, N.A., (acting through its Canada Branch), as the Administrative Agent under the Canadian Subfacility (as therein defined);
(c) "Credit Party" means each borrower and guarantor defined as a "Credit Party" in the Credit Agreement;
(d) "Deposit Account" has the meaning given to that term in Article 9 of the Uniform Commercial Code in effect in the State of New York from time to time;
(e) "Equity Interest" of any person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such person, including any preferred stock, any limited or general partnership interest and any limited liability company or unlimited liability company membership interest;
(f) "Excluded Collateral" means, subject to the following sentence, (i) any shares of capital stock or other Equity Interest of any person, (ii) any Intellectual

187

Date Registration N° File N°	Parties	Summary of Charge and Information

Property, (iii) fixtures or equipment, (iv) any property to the extent that the grant of a security interest therein would violate applicable law, require a consent not obtained of any of the government of the United States of America, Canada, any other nation or any political subdivision thereof, whether state, provincial, municipal or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, or constitute a breach of or default under, or result in the termination of or require a consent not obtained under, any contract, lease, license or other agreement evidencing or giving rise to such property, or result in the invalidation thereof or provide any party thereto with a right of termination (other than to the extent that any such term would be rendered ineffective pursuant to Section 40(4) of the Personal Property Security Act (Ontario), as amended from time to time, or any other applicable law or principles of equity), (v) a Deposit Account, securities account or commodities account (A) which is used for the sole purpose of making payroll and withholding tax payments related thereto and other employee wage and benefit payments and accrued and unpaid employee compensation (including salaries, wages, benefits and expense reimbursements), (B) which is used for the sole purpose of paying or remitting taxes, including sales taxes, (C) which is used solely as an escrow account or as a fiduciary or trust account, including, but not limited to, any escrow account which is an Escrow Indebtedness Escrow Account (as defined in the Credit Agreement), or (D) which is a zero balance Deposit Account, (vi) promissory notes held by any Debtor issued by any Credit Party or Subsidiary, and (vii) proceeds and products of any and all of the foregoing Excluded Collateral described in clauses (i) through (vi) above only to the extent such proceeds and products

188

Date Registration N° File N°	Parties	Summary of Charge and Information

would constitute property or assets of the type described in clauses (i) through (vi) of this definition; provided, however, that the security interest granted to the Collateral Agent hereunder shall attach immediately to any asset of any Grantor at such time as such asset ceases to meet any of the criteria for "Excluded Collateral" described in any of clauses (i) through (vii) of this definition or in the following sentence. Notwithstanding the foregoing, "Excluded Collateral" shall not include any property or assets that constitute Proceeds of property or assets described in clauses (i) through (vii) of this General Collateral Description;
(g) "Hedging Agreement" means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transaction. "person" includes any individual, partnership, joint venture, firm, corporation, association, limited liability company, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof;
(h) "intangibles" shall include any personal property, including things in action, other than accounts, chattel paper, commercial tort claims, deposit accounts, documents, goods, instruments, investment property, letter-of-credit rights, letters of credit, money, and oil, gas, or other minerals before extraction, payment intangibles and software;
(i) "Intellectual Property" means all intellectual and similar property of every kind and nature now owned or hereafter acquired by a Debtor including inventions, Designs, Patents, Copyrights, Licenses, Trademarks,

189

Date Registration N° File N°	Parties	Summary of Charge and Information

trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, moral rights, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing;
(j) "Security Agreement" means the Canadian Security Agreement among, among others, each of the Debtors and the Secured Party dated as of on or about May 21, 2015;
(k) "Subsidiary" shall mean, as to any person, (i) any corporation, more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency), which is at the time owned by such person and/or one or more Subsidiaries of such person and (ii) any partnership, limited liability company, unlimited company, unlimited liability company, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such person has more than a 50% Equity Interest at the time; and
(l) "Designs" "Patents", "Copyrights" "Licenses", "Trademarks" and other capitalized terms used and not otherwise defined herein have the meanings set out in the Security Agreement.
Expiry date: May 19, 2021
Comments:
Various amendments to change debtors and the description of the collateral.

190

Personal Property Security Register (Newfoundland and Labrador)
(Certification date: August 29, 2016)

	Date Registration N° File N°	Parties	Summary of Charge and Information
UU)	May 19, 2015 12909214
Secured Party:
Bank of America, N.A.
Debtors:
Resolute FP Canada Inc.
PF Resolu Canada Inc.
Bowater Lahave Corporation
Bowater Canadian Limited
Bowater Canadienne Limitée
3284649 Nova Scotia Company
Resolute Growth Canada Inc.
Croissance Resolu Canada Inc.
Abitibibowater Canada Inc.
Fibrek General Patnership
Fibrek S.E.N.C.
Fibrek International Inc.
9340963 Canada Inc.
9340939 Canada Inc.
Fibrek Canada L.P.
Fibrek Canada S.E.C.
3287647 Nova Scotia Company
Fibrek Canada ULC
RFPG L.P.
PFRC S.E.C.
RFPG Holding Inc.
Gestion RFPG Inc.
[Fibrek Holding Inc.]

Collateral classification: All present or future right, title and interest of the Debtors in, to or under any and all of the following assets and properties, other than Excluded Collateral:
(i)all accounts and all other rights to payment of money or funds, whether or not earned by performance, for inventory that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of or for services rendered or to be rendered, whether or not such rights to payment constitute "accounts" (as defined below) or are evidenced in whole or in part by instruments, chattel paper, general intangibles or documents;
(ii) all cash and all Deposit Accounts and all monies deposited therein;
(iii) all inventory;
(iv) all futures contracts, futures accounts, securities and securities accounts (and security entitlements or financial assets credited thereto);
(v) to the extent evidencing or governing any of the items referred to in the preceding clauses (i) through (iv), (A) all documents, (B) all chattel paper (including, without limitation, all tangible chattel paper and all electronic chattel paper), (C) all intangibles (excluding Intellectual Property), (D) all contracts between any Debtor and one or more additional parties (including, without limitation, any Hedging Agreements, and licensing agreements) (together with rights of any Debtor under each contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all contracts, (ii) any and all rights to receive and compel performance under any or all contracts and (iii) any and all other rights, interests

191

Date Registration N° File N°	Parties	Summary of Charge and Information
[Gestion Fibrek Inc.]
and claims now existing or in the future arising in connection with any or all contracts arising thereunder) and (E) all instruments;
(vi) each promissory note evidencing indebtedness that evidences, governs or arises out of the disposition after the date of the Security Agreement of any accounts receivable included in the preceding clause (i) or inventory included in the preceding clause (iii), excluding in each case (x) promissory notes executed in favour of a Debtor by any Credit Party or Subsidiary, and (y) promissory notes in a principal amount of less than US$20,000,000, so long as the aggregate principal amount of promissory notes not so pledged under this exclusion does not exceed US$40,000,000);
(vii) to the extent securing or supporting any of the items referred to in the preceding clauses (i) through
(v), all supporting obligations and letter of credit rights (whether or not the respective letter of credit is evidenced by a writing);
(viii) all books and records pertaining to the foregoing; and
(ix) all products and proceeds of the foregoing of any nature and kind, including, without limitation, all goods, documents of title, chattel paper, instruments, securities, investment property, money and intangibles and all insurance and claims for insurance effected or held for the benefit of the Debtors or the Secured Party (or creditors on whose behalf the Secured Party holds a security interest) in respect thereof and all collateral security and guarantees given by any person with respect to any of the foregoing
In this general collateral description:
(a) the terms "accounts", "intangibles", "instruments", "inventory", "proceeds", "securities" and "chattel paper" and other terms defined in such statutes shall have the meaning given to such terms in the Personal

192

Date Registration N° File N°	Parties	Summary of Charge and Information

Property Security Act (Newfoundland) or the Securities Transfer Act (Newfoundland), as applicable, as such statute may be amended from time to time unless context otherwise requires PROVIDED THAT if any such term as defined in the Personal Property Security Act (Ontario) or the Securities Transfer Act (Ontario), as amended from time to time, includes any additional property the term as used herein shall also include such additional property;
(b) "Credit Agreement" means a Credit Agreement, dated as of on or about May 21, 2015, among Resolute Forest Products Inc., Resolute FP Canada Inc. and each of the other Borrowers (as therein defined) and Guarantors (as therein defined) party thereto, the Lenders (as therein defined) party thereto from time to time, Bank of America, N.A., as the Administrative Agent under the U.S. Subfacility (as therein defined) and Collateral Agent (as therein defined) and Bank of America, N.A., (acting through its Canada Branch), as the Administrative Agent under the Canadian Subfacility (as therein defined);
(c) "Credit Party" means each borrower and guarantor defined as a "Credit Party" in the Credit Agreement;
(d) "Deposit Account" has the meaning given to that term in Article 9 of the Uniform Commercial Code in effect in the State of New York from time to time;
(e) "Equity Interest" of any person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such person, including any preferred stock, any limited or general partnership interest and any limited liability company or unlimited liability company membership interest;
(f) "Excluded Collateral" means, subject to the following sentence, (i) any shares of capital stock or other Equity Interest of any person, (ii) any Intellectual

193

Date Registration N° File N°	Parties	Summary of Charge and Information

Property, (iii) fixtures or equipment, (iv) any property to the extent that the grant of a security interest therein would violate applicable law, require a consent not obtained of any of the government of the United States of America, Canada, any other nation or any political subdivision thereof, whether state, provincial, municipal or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, or constitute a breach of or default under, or result in the termination of or require a consent not obtained under, any contract, lease, license or other agreement evidencing or giving rise to such property, or result in the invalidation thereof or provide any party thereto with a right of termination (other than to the extent that any such term would be rendered ineffective pursuant to Section 40(4) of the Personal Property Security Act (Ontario), as amended from time to time, or any other applicable law or principles of equity), (v) a Deposit Account, securities account or commodities account (A) which is used for the sole purpose of making payroll and withholding tax payments related thereto and other employee wage and benefit payments and accrued and unpaid employee compensation (including salaries, wages, benefits and expense reimbursements), (B) which is used for the sole purpose of paying or remitting taxes, including sales taxes, (C) which is used solely as an escrow account or as a fiduciary or trust account, including, but not limited to, any escrow account which is an Escrow Indebtedness Escrow Account (as defined in the Credit Agreement), or (D) which is a zero balance Deposit Account, (vi) promissory notes held by any Debtor issued by any Credit Party or Subsidiary, and (vii) proceeds and products of any and all of the foregoing Excluded Collateral described in clauses (i) through (vi) above only to the extent such proceeds and products

194

Date Registration N° File N°	Parties	Summary of Charge and Information

would constitute property or assets of the type described in clauses (i) through (vi) of this definition; provided, however, that the security interest granted to the Collateral Agent hereunder shall attach immediately to any asset of any Grantor at such time as such asset ceases to meet any of the criteria for "Excluded Collateral" described in any of clauses (i) through (vii) of this definition or in the following sentence. Notwithstanding the foregoing, "Excluded Collateral" shall not include any property or assets that constitute Proceeds of property or assets described in clauses (i) through (vii) of this General Collateral Description;
(g) "Hedging Agreement" means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transaction. "person" includes any individual, partnership, joint venture, firm, corporation, association, limited liability company, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof;
(h) "intangibles" shall include any personal property, including things in action, other than accounts, chattel paper, commercial tort claims, deposit accounts, documents, goods, instruments, investment property, letter-of-credit rights, letters of credit, money, and oil, gas, or other minerals before extraction, payment intangibles and software;
(i) "Intellectual Property" means all intellectual and similar property of every kind and nature now owned or hereafter acquired by a Debtor including inventions, Designs, Patents, Copyrights, Licenses, Trademarks,

195

Date Registration N° File N°	Parties	Summary of Charge and Information

trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, moral rights, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing;
(j) "Security Agreement" means the Canadian Security Agreement among, among others, each of the Debtors and the Secured Party dated as of on or about May 21, 2015;
(k) "Subsidiary" shall mean, as to any person, (i) any corporation, more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency), which is at the time owned by such person and/or one or more Subsidiaries of such person and (ii) any partnership, limited liability company, unlimited company, unlimited liability company, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such person has more than a 50% Equity Interest at the time; and
(l) "Designs" "Patents", "Copyrights" "Licenses", "Trademarks" and other capitalized terms used and not otherwise defined herein have the meanings set out in the Security Agreement.
Expiry date: May 19, 2021
Comments:
Various amendments to change debtors and the description of the collateral.

Schedule 10.04(vii)

Existing Indebtedness

2

1.
Schedule 10.05(iii)

Existing Investments

1.	Investments consisting of Equity Interests of the following Subsidiaries:

Subsidiary	Jurisdiction	Owner(s)	% Ownership
U.S. Subsidiaries
Lake Superior Forest Products Inc.	Delaware	Resolute FP US Inc.	100%
Bowater South American Holdings Incorporated	Delaware	Resolute FP US Inc.	100%
Calhoun Note Holdings AT, LLC	Delaware	Calhoun Newsprint Company	100%
Calhoun Note Holdings TI, LLC	Delaware	Calhoun Newsprint Company	100%
Resolute Growth US LLC	Delaware	Resolute Forest Products Inc.	100%
Resolute FP Florida Inc.	Delaware	Resolute Growth US LLC	100%
Atlas Tissue Holdings, Inc.	Delaware	Resolute FP Florida Inc.	100%
Atlas Southeast Papers, Inc.	Delaware	Atlas Tissue Holdings, Inc.	100%
Accurate Paper Holdings, LLC	Delaware	Atlas Tissue Holdings, Inc.	100%
Atlas Paper Mills, LLC	Delaware	Atlas Tissue Holdings, Inc.	100%
Accurate Paper Fleet, LLC	Delaware	Accurate Paper Holdings, LLC	100%
Atlas Paper Management, LLC	Delaware	Atlas Paper Mills, LLC	100%
RFP Atlas Sales LLC	Delaware	Resolute Growth US LLC	100%
Canadian Subsidiaries

3

Subsidiary	Jurisdiction	Owner(s)	% Ownership
RFPG Holding Inc.	Canada	Resolute Growth Canada Inc.	100%
RFPG L.P.	Quebec	Resolute Growth Canada Inc.	99.9%
RFPG L.P.	Quebec	RFPG Holding Inc.	0.1%
Bowater Canadian Holdings Incorporated	Nova Scotia	Resolute FP US Inc.	100%
Bowater Canada Finance Corporation	Nova Scotia	Resolute FP US Inc.	100%
SFK Pulp Finco Inc.	Canada	Fibrek Canada ULC	100%
The International Bridge and Terminal Company	Canada	Resolute FP Canada Inc.	100%
Donohue Malbaie Inc.	Québec	Resolute FP Canada Inc.	51%
9192-8515 Québec Inc.	Québec	Resolute FP Canada Inc.	93.18%
Produits Forestiers Mauricie S.E.C.	Québec	Resolute FP Canada Inc.	93.18%
		9192-8515 Québec Inc.	0.01%
Other Foreign Subsidiaries
Bowater Asia Pte. Ltd.	Singapore	Resolute FP US Inc.	100%
Bowater S. America Ltda.	Brazil	Resolute FP US Inc.	99.9%
		Bowater South American Holdings Incorporated	0.01%
Abitibi-Consolidated Europe	Belgium	Resolute FP Canada Inc.	99.9%
Bowater Korea Ltd.	Korea	Bowater LaHave Corporation	100%

4

2.	Investments consisting of the following loans (including future advances of unfunded commitments in respect thereof up to the principal amount thereof noted below):

3.	Investments consisting of the following Equity Interests:

Holder	Issuer	Investment
Lake Superior Forest Products Inc.	Ponderay Newsprint Company	40%
Resolute FP Canada Inc.	Societe en Commandite Scierie Opitciwan	45%
Resolute FP Canada Inc.	Produits Forestiers Canbo Inc.	20%
Resolute FP Canada Inc.	Planfor Inc.	15%
Resolute FP Canada Inc.	9265-7030 Quebec Inc.	33 1/3%
Resolute FP Canada Inc.	Groupment Forestier de Portneuf Inc.	1 Common Share (less than 1%)
Resolute FP Canada Inc.	Abitibi River Forest Management Inc.	10%
Resolute FP Canada Inc.	Reboisement Mauricie Inc.	14.3%
Resolute FP Canada Inc.	Groupment Forestier de Champlain Inc.	1 Common Share Class A 25 Common Shares Class C (less than 1%)
Resolute FP Canada Inc.	3436900 Canada Inc.	45%
Resolute FP Canada Inc.	Bois d’ingenierie Abitibi-LP Inc.	50%
Resolute FP Canada Inc.	Cascapedia Booming Company Inc.	50%
Resolute FP Canada Inc.	Tradepak International S.A. de C.V.	36.75%
Resolute Growth Canada Inc.	Serres Toundra Inc.	49%
Resolute Growth Canada Inc.	Performance Biofilaments Inc.	50%

5

Schedule 13.04(l)
Initial Voting Participants

Lender	Voting Participant	Initial Term Loan Commitment	Resulting Term Loan Commitment/ Participation	Initial Revolving Commitment	Resulting Revolving Commitment/ Participation
American AgCredit, ACA		$46,250,000.00	$8,750,000.00	$138,750,000.00	$26,250,000.00
	AgFirst Farm Credit Bank		$8,225,000.00		$24,675,000.00
	Farm Credit Services of America, PCA		$7,500,000.00		$22,500,000.00
	Farm Credit Mid-America, FLCA		$6,250,000.00		$18,750,000.00
	United FCS, PCA dba FCS Commercial Finance Group		$5,000,000.00		$15,000,000.00
	CoBank, FCB		$4,900,000.00		$14,700,000.00
	Farm Credit Bank of Texas		$3,750,000.00		$11,250,000.00
	Greenstone Farm Credit Services, FLCA		$1,875,000.00		$5,625,000.00
TOTAL		$46,250,000.00	$46,250,000.00	$138,750,000.00	$138,750,000.00